UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01829


                              Columbia Acorn Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                   -------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end:             12/31/05
                              -------------------

Date of reporting period:            06/30/05
                              -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                             LOOK INSIDE FOR DETAILS
                                             ON THE 2005 COLUMBIA
                                             ACORN FUNDS ANNUAL
                                             SHAREHOLDER
                                             INFORMATION MEETING.



                                [PHOTO OF ACORNS]


   COLUMBIA ACORN FAMILY OF FUNDS
   CLASS Z SHARES
   SEMIANNUAL REPORT
   JUNE 30, 2005


   MANAGED BY COLUMBIA WANGER ASSET MANAGEMENT, L.P.        2



                                             COLUMBIA ACORN FUND
                                             COLUMBIA ACORN INTERNATIONAL
                                             COLUMBIA ACORN USA
                                             COLUMBIA ACORN INTERNATIONAL SELECT
                                             COLUMBIA ACORN SELECT
                                             COLUMBIA THERMOSTAT FUND

                              PLEASE JOIN US AT THE

                                      2005

                     ANNUAL SHAREHOLDER INFORMATION MEETING

                                       |_|

                               September 27, 2005
                         9 a.m. - 10 a.m. Central time,
            immediately following the special meeting of shareholders

                                       |_|

                        Bank One Auditorium, Plaza Level
                            38 South Dearborn Street
                                Chicago, IL 60602

                          REFRESHMENTS WILL BE SERVED.

                                       |_|

                     PLEASE RSVP BY SEPTEMBER 20 BY CALLING
                                  800-922-6769

DIRECTIONS TO THE 2005 ANNUAL SHAREHOLDER INFORMATION MEETING

The Bank One Auditorium is located on the Plaza Level of the Bank One building. The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

FROM THE SOUTH:

Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

FROM THE NORTH:

Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

FROM THE WEST:

Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.


FROM THE SOUTHWEST:

Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

                                            SEE BACK INSIDE PAGE FOR PARKING -->

COLUMBIA ACORN FAMILY OF FUNDS SEMIANNUAL REPORT 2005
      TABLE OF CONTENTS

Columbia Acorn Family of Funds
          Performance At A Glance                                              2

Squirrel Chatter: Discipline and Creativity                                    3

Understanding Your Expenses                                                    6

COLUMBIA ACORN FUND
        In a Nutshell                                                          8
        At a Glance                                                            9
        Major Portfolio Changes                                               20
        Statement of Investments                                              22

COLUMBIA ACORN INTERNATIONAL
        In a Nutshell                                                         10
        At a Glance                                                           11
        Major Portfolio Changes                                               34
        Statement of Investments                                              36
        Portfolio Diversification                                             41

COLUMBIA ACORN USA
        In a Nutshell                                                         12
        At a Glance                                                           13
        Major Portfolio Changes                                               42
        Statement of Investments                                              43

COLUMBIA ACORN INTERNATIONAL SELECT
        In a Nutshell                                                         14
        At a Glance                                                           15
        Major Portfolio Changes                                               48
        Statement of Investments                                              49
        Portfolio Diversification                                             51

COLUMBIA ACORN SELECT
        In a Nutshell                                                         16
        At a Glance                                                           17
        Major Portfolio Changes                                               52
        Statement of Investments                                              53

COLUMBIA THERMOSTAT FUND
        In a Nutshell                                                         18
        At a Glance                                                           19
        Statement of Investments                                              73
        Statement of Assets and Liabilities                                   74
        Statement of Operations                                               75
        Statement of Changes in Net Assets                                    76
        Financial Highlights                                                  78
        Notes to Financial Statements                                         79

COLUMBIA ACORN FAMILY OF FUNDS
        Statements of Assets and Liabilities                                  56
        Statements of Operations                                              57
        Statements of Changes in Net Assets                                   58
        Financial Highlights                                                  62
        Notes to Financial Statements                                         66

        Columbia Acorn Family of Funds Information                            83
        Management Fee Evaluation of the
          Senior Officer                                                      85

        >2005 MID-YEAR DISTRIBUTIONS

The following table details the funds' mid-year distributions. The record date for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn Select, Columbia Acorn International Select, and Columbia Thermostat was June 6, 2005. The ex-dividend date was June 7, 2005, and the payable date was June 8, 2005.


                                              Long-term           Short-term          Ordinary         Reinvestment
                                             Capital Gains       Capital Gains         Income              Price
-------------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund                             $0.3609             $0.0255             None              $26.26
-------------------------------------------------------------------------------------------------------------------
Columbia Acorn International                     None                None              $0.4280            $29.20
-------------------------------------------------------------------------------------------------------------------
Columbia Acorn USA                              $0.3640              None               None              $25.64
-------------------------------------------------------------------------------------------------------------------
Columbia Acorn Select                           $0.0919             $0.0353             None              $20.54
-------------------------------------------------------------------------------------------------------------------
Columbia Acorn International Select              None                None              $0.2843            $17.79
-------------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund                        $0.0927             $0.1562             None              $13.03
-------------------------------------------------------------------------------------------------------------------


THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

COLUMBIA ACORN FAMILY OF FUNDS
        >PERFORMANCE AT A GLANCE AVERAGE ANNUAL TOTAL RETURNS THROUGH 6/30/05


                                2nd          Year to                                                                   Life
                              Quarter*        Date*          1 year        3 years        5 years      10 years       of Fund
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN FUND
(6/10/70)                       4.07%          2.78%         14.58%        17.80%         13.32%        15.77%        16.29%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%         8.28%         -2.37%         9.94%        11.88%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2500                    4.52%          1.24%         12.73%        14.76%          7.42%        12.12%           NA
-----------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                3.07%         -0.16%          9.67%        12.45%          7.25%        11.42%           NA
-----------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index                3.13%          1.88%         11.47%        12.71%          3.92%        11.51%           NA
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (9/23/92)        -0.26%          2.97%         22.56%        17.80%          1.63%        10.73%        12.21%
-----------------------------------------------------------------------------------------------------------------------------
S&P/Citigroup EMI
Global ex-US                   -0.40%          2.79%         21.33%        21.26%          7.58%         7.17%         8.07%
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE                      -1.01%         -1.17%         13.65%        12.06%         -0.55%         5.22%         6.85%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                -0.22%          3.62%         20.72%        21.47%          6.20%           NA            NA
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
USA (9/4/96)                    5.48%          5.48%         15.82%        16.88%         14.56%           --         14.58%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000                    4.32%         -1.25%          9.45%        12.81%          5.71%           --          9.08%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                3.07%         -0.16%          9.67%        12.45%          7.25%           --         10.22%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%         8.28%         -2.37%           --          8.69%
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (11/23/98)              -0.96%          0.58%         15.96%        15.38%         -1.40%           --          9.77%
-----------------------------------------------------------------------------------------------------------------------------
S&P/Citigroup World ex-US
Cap Range $2-10B               -0.29%          0.79%         17.64%        17.54%          6.64%           --          8.75%
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE                      -1.01%         -1.17%         13.65%        12.06%         -0.55%           --          3.24%
-----------------------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                    -0.60%         -0.65%         13.45%        11.16%         -0.19%           --          4.50%
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (11/23/98)               5.45%         -0.14%         10.23%        14.49%         10.71%           --         14.04%
-----------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                  4.26%          3.85%         14.03%        13.16%          8.49%           --         11.79%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                    3.14%         -0.92%          7.31%         9.82%         -7.03%           --          5.61%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%         8.28%         -2.37%           --          1.88%
-----------------------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (9/25/02)                  2.62%          1.44%          7.79%           --             --            --         12.39%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%           --             --            --         16.57%
-----------------------------------------------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index         2.76%          1.56%          5.79%           --             --            --          5.67%
-----------------------------------------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index           1.18%         -0.36%          6.70%           --             --            --         13.52%
-----------------------------------------------------------------------------------------------------------------------------


*Not annualized.

PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC). CLASS Z SHARES ARE SOLD ONLY AT NAV WITH NO 12B-1 FEE. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. S&P/ CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the broad market selected by the index sponsor representing the mid-cap developed market excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.

>SQUIRREL CHATTER: DISCIPLINE AND CREATIVITY

[PHOTO OF RALPH WANGER]

A popular new book by Tom Friedman, "The World Is Flat: A Brief History of the Twenty-First Century," recounts how developing countries such as India and China are using modern technology to compete with the United States in both manufacturing and services. He contrasts the success of China and India to the failure of the Arab states to participate in the modern world. He deplores the influence of Yamani, the former Saudi oil minister, who used oil as an economic weapon, and Osama bin Laden who uses terror as a political weapon. Friedman compares the stagnant current state of Arab culture with its peak in the 12th century. "What makes Yamanism and Bin Ladenism unfortunate as strategies for the Arabic world is that they ignore the examples within the Arab culture and civilization - when it was at its height - of discipline, hard work, knowledge, achievement, scientific inquiry, and pluralism." 1

      The popular Susan Hockfield was just installed as president of MIT. In her inaugural speech she invoked her list of virtues. She said, "The value of engineering - the rigor; the unflappable curiosity; the discipline and creativity; the appetite for good, old fashioned hard work; the passionate, enthusiastic, can do, hands-on, fix-it-now attitude - these values are and always will be the values of MIT."

      The rules for success in the world don't seem to have changed very much. Twelfth century Cordoba and 21st century Cambridge are completely different in almost every way, but the characteristics that make you successful have not changed. Any financial analyst or serious investor should apply the engineer's characteristics of discipline, hard work, knowledge and enthusiasm to investing.

      President Hockfield's linking of discipline and creativity is interesting. It's widely believed that we should diversify and balance our investments. We balance stocks vs. bonds, growth stocks vs. value stocks, big-cap vs. small-cap stocks, and U.S. stocks vs. international, but it is unusual to think of the balance between discipline and creativity; yet this balance is what I believe brings good investment results. Discipline without creativity is sterile - you tend to get an index fund. Index funds run by computer algorithm are boring and backward looking - although they have a significant place in investment portfolios. Creativity without discipline tends to result in wild speculation and money-losing results. We all remember the dot.com's in 1999 when the market was dominated by speculators who ignored valuation in favor of science- fiction fantasies. The resulting bubble was a seductive, narcotic experience for a year or two but of course ended very badly. We believe the Columbia Acorn Funds have been successful because our analysts have been able to maintain a balance between discipline and creativity.

WE ARE NOT MANUFACTURERS

Organizations that are in the business of marketing mutual funds often prefer discipline and are made nervous by creativity. For instance, Raymond "Chip" Mason, chairman of Legg Mason, a major force in the mutual fund business, said recently, "For two years we've been looking to cross the line and become pure asset management. All the regulators have been pointing toward the need to separate the manufacturing and distribution businesses." 2

      I have been in corporate meetings in which mutual fund portfolio management was called "manufacturing" but this is a strange and inapt metaphor. Manufacturers make products. Mutual funds are NOT a product. Cap'n Crunch cereal is a product. When you go to the store to buy a new box of Cap'n Crunch you expect the taste and nutrition performance to be exactly like the last box. Manufacturing cereal is very disciplined resulting in high quality and high reliability, so that every box is identical. Since you are a mutual fund shareholder you know that a mutual fund could be a lot better or a lot worse than you expected when you bought it. Investing involves forecasting the future, but forecasting is an uncertain and sloppy process. While discipline is important, you need a lot of creativity as well.

      Predicting the future does not require a fortune teller with a crystal ball. It is more like watching a skilled athlete. When you go to a baseball game and a batter hits a fly ball to left field, the fielder will see the ball heading his direction and, by experience, run to where the ball is going to land and make what looks like a routine catch. The fielder has to predict the flight of the ball, which for a physicist would require solving a complicated equation, but the player shows that it is not an impossible task. Like the outfielder, we have figured out where trends are likely going to land with reasonable success. As in baseball, the ball can elude the fielder and the batter ends up on second base. Sometimes our analysts miss the ball too, but for the full season we tend to catch more balls than we miss.

TWO WHEELS GOOD, FOUR WHEELS BAD

Other teams haven't done so well. Forty years ago, major U.S. car makers were among the largest companies in the world and were highly profitable. Since then, the U.S. automotive industry has fallen into a long slump. Their corporate bonds have been downgraded in quality, which is a definite sign of financial problems. I believe that these companies were complacent and arrogant, so the German and Japanese car makers beat them up.

      A long time ago, perhaps 1966, I attended a meeting of the Chicago Science Analysts with the General Time Corporation. The company's main business was making name-brand clocks like Seth Thomas and Big Ben. It also made automobile clocks. The clocks were sold as accessories with the car. They were mechanical clocks because electronic clocks hadn't yet been invented. They worked for about three months and then broke. The U.S. automotive giant that bought the clocks from General Time paid $3.25 per clock and resold it to the customer for $21. I asked the president of General Time why his clocks didn't work better. I knew this was an impertinent question but I wanted to see how he would react. I expected him to take a defensive position retorting that the clocks were fine but weren't being used correctly. To my surprise he admitted that the clocks WERE lousy and he explained why.

      General Time couldn't make a good clock for $3.25. The clock needed an additional component that would have made it a sturdy, reliable device, but this improvement would have raised the selling price to $3.75. Its customer, the automobile manufacturer, was adamant about sticking to the lower price. Even to an inexperienced analyst, as I was in 1966, I did not see how the automaker could prosper if it was not delivering a high-quality car. Such a successful company could have paid $3.75 for a clock and sold it for a decent profit even if it kept the price at $21. While this would have been a less enormous markup, the car likely would have been a better vehicle. If the automaker was willing to sell a crummy clock, then I thought that customers would perceive that it was cutting corners on all the other components of the vehicle too. Bad clock, bad car. This willingness to forego quality for price made room for the imports.

      Why am I bringing up an anecdote from 40 years ago? I think there are some useful lessons here for financial analysts and investors. First, in a management meeting it is okay to ask tough questions. You get more meaningful answers that way. Second, you can find out a lot about a company by talking to its suppliers or customers. Company spokesmen will only give you their own corporate press release. Third, a long-term trend will take a long time to develop but it is enormously important.

      At the time of my 1966 meeting, U.S. automakers were riding high because foreign car imports were not yet a problem. In 1960, Japan exported only 39,000 vehicles. By 1970, the Japanese were starting to exploit the lower quality of U.S. cars and exported 1.1 million cars. In 1980, exports rose to 6 million and the Japanese were producing more vehicles than U.S. manufacturers. U.S. automotive companies had to react to the loss of market share from high-quality imports. However, once there is a loss of market share, it is not usually readily reversible.

DAVID ALWAYS BEATS GOLIATH

There are several lessons we can learn from the decline of Arab civilization and the problems of U.S. auto companies: (1) To operate a successful business, the world is too competitive to be complacent. Like baseball players, companies have to fight to keep their position on the team. Great U.S. businesses must constantly compete in the world market and it is darn tough. (2) Big companies are often just big targets. Small companies are hungry to succeed and are constantly focused on improving with the hope of taking some of the flabby giant's customers. (3) History provides a useful context. Discipline, creativity, hard work, knowledge, achievement, and a can-do, hands-on, fix-it-now attitude worked in the past and will work now. (4) We believe small-cap investing works if you can identify the hungry, small companies whose employees embrace our list of exemplary values. The core investment strategy of the Columbia Acorn Funds has always been to try to find small- and mid-cap companies that are on the way up. We don't want to own once-great companies that are now on their way down. This is partly a matter of personal taste, because we find following big, sick companies to be depressing. Even though there are occasional turnarounds in these big companies, it seems to us that is not the way to bet.

SO LONG AND BEST REGARDS!

This is my final "Squirrel Chatter." I am retiring from Columbia Wanger Asset Management as of September 30, but I will still be a trustee of Acorn Investment Trust. While I considered writing a few more essays, current regulatory rules are not conducive to the free-ranging thought that was characteristic of these essays. I have great confidence in Chuck McQuaid and his team of analysts and portfolio managers to keep the performance of the Funds at a competitive level. Thank you, fellow shareholders, for your support over 35 years. I regard myself as truly fortunate to have been able to build a career in this exciting industry. I am especially proud that we have enabled thousands of our shareholders to pursue their economic goals by investing in our funds.

COLUMBIA WAM NEWS

We are pleased to announce that Ashish Kohli has joined our domestic analyst team to follow health care. Jason Selch, who followed energy, departed in May. We are searching for his replacement and continue to talk to some promising candidates. Your Columbia Acorn investment team includes 20 investment analysts and portfolio managers.


/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

--------------------------------------------------------------------------------

1 Friedman, Thomas, THE WORLD IS FLAT: A BRIEF HISTORY OF THE TWENTY-FIRST CENTURY, Farrar, Straus and Giroux, 2005. Page 405.

2 Raymond "Chip" Mason, chairman of Legg Mason, THE WALL STREET JOURNAL, June 27, 2005, page C1.

>UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare with other funds" information for details on using the hypothetical data.

>JANUARY 1, 2005 - JUNE 30, 2005


                                    ACCOUNT VALUE AT                ACCOUNT VALUE AT
                                    THE BEGINNING OF                   THE END OF                  EXPENSES PAID          FUND'S
                                     THE PERIOD ($)                  THE PERIOD ($)              DURING PERIOD ($)      ANNUALIZED
                              ----------------------------------------------------------------------------------------   EXPENSE
     CLASS Z SHARES             ACTUAL      HYPOTHETICAL        ACTUAL      HYPOTHETICAL     ACTUAL      HYPOTHETICAL    RATIO (%)*
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Fund            1,000.00       1,000.00         1,027.82       1,021.03        3.82           3.81          0.76
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International                  1,000.00       1,000.00         1,029.70       1,019.84        5.08           5.06          1.01
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn USA             1,000.00       1,000.00         1,054.80       1,019.69        5.25           5.16          1.03
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn
International Select           1,000.00       1,000.00         1,005.80       1,017.60        7.21           7.25          1.45
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Acorn Select          1,000.00       1,000.00           998.61       1,019.84        4.96           5.01          1.00
-----------------------------------------------------------------------------------------------------------------------------------
Columbia Thermostat Fund       1,000.00       1,000.00         1,014.38       1,023.55        1.25           1.25          0.25
-----------------------------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 06/30/05.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.


1-800-922-6769
                                        6

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at (800) 922-6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

COLUMBIA ACORN FUND
        >IN A NUTSHELL

[PHOTO OF CHARLES P. MCQUAID]                      [PHOTO OF ROBERT A. MOHN]

Columbia Acorn Fund was up 4.07% in the second quarter, slightly underperforming the Russell indexes but outperforming the Lipper Small- and Mid-Cap Funds indexes as well as the large-cap S&P 500 Index. In the first half of 2005, the Fund grew 2.78%, moderately beating all of its benchmarks. (See Page 2 performance data). Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

      Columbia Acorn's domestic stocks rose 5.16% in the quarter, driven by good stock selections. Handbag designer Coach and women's apparel retailer Chico's FAS were the Fund's two top dollar winners, each ringing up gains of about 20%. Hobby goods retailer Michaels Stores and apparel retailer Abercrombie & Fitch also were among our top 10 dollar gainers, rising 14% and 20% respectively. All were up on better than expected earnings and outperformed their group in the quarter. We thank our consumer analyst, Susie Hultquist, for these fine stock picks.

      Esco Technologies, a producer of remotely read electric meters, jumped 25% on large orders and fine earnings (see sidebar for details). Filter maker Cuno surged 39% in the quarter when it agreed to sell. Our industrial analyst Rob Chalupnik found both of these winners. Southwestern Energy spurted up 66% in the quarter, as investors got excited about new drilling prospects. Communications tower company Crown Castle International transmitted a 26% gain, spurred by an attractive debt refinancing. Hospitality information system provider Micros Systems served a 22% return on better than expected earnings.

      Columbia Acorn's largest dollar losers were Navigant Consulting, off 35%, and Kronos, down 21%, both lower due to earnings estimate cuts. Harley-Davidson hit a speed bump, falling 14% on lower than expected production hikes.

      Columbia Acorn's foreign stocks rose 1.91% and ended the quarter representing 15% of the fund. Oil-pipe makers Vallourec and Tenaris continued their runs, each producing gains of more than 30%. Sweden-based kitchen cabinet maker Nobia fell 21% on lower revenues and manufacturing problems in its U.K. operations. The Fund's foreign stocks overall did fine against their benchmarks and were up nicely in local currencies, but dollar gains were slashed by currency movements.


/s/Charles P. McQuaid                                /s/Robert A. Mohn

Charles P. McQuaid                                   Robert A. Mohn
LEAD PORTFOLIO MANAGER                               CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------
METERING SUCCESS
--------------------------------------------------------------------------------

We wrote about Esco Technologies in our second quarter 2004 shareholder report, citing the virtues of all three of its businesses - filters, remotely read electric meters, and radio frequency shielding products. Since the company's meter business is accelerating and the stock has continued to do well, we are providing more perspective. We had unsuccessfully invested in remote metering many years ago, so this time we did lots of homework. We talked to customers and competitors and visited trade shows. Our contacts confirmed that Esco's meters were reliable and cost effective, and could help manage peak electricity demand. Meter orders have surged and meters are now driving Esco's profits. The stock is up 252% from our first purchase and we think excellent growth can continue.
--------------------------------------------------------------------------------

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: COACH, 1.4%; CHICO'S FAS, 1.2%; MICHAELS STORES, 0.9%; ABERCROMBIE & Fitch, 0.6%; ESCO TECHNOLOGIES, 0.7%; CUNO, 0.4%; SOUTHWESTERN ENERGY, 0.3%; CROWN CASTLE INTERNATIONAL, 0.6%; MICROS SYSTEMS, 0.6%, NAVIGANT CONSULTING, 0.2%, KRONOS, 0.4%, HARLEY-DAVIDSON, 0.6%, VALLOUREC, 0.3%; TENARIS, 0.3%; NOBIA, 0.2%.


1-800-922-6769
                                        8

COLUMBIA ACORN FUND
        >AT A GLANCE                                        TICKER SYMBOL: ACRNX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                  ----------------------------------------------
                                   YEAR
                                  TO DATE*     1 YEAR       5 YEARS     10 YEARS
                                  ----------------------------------------------
Returns before taxes                2.78%      14.58%        13.32%      15.77%
--------------------------------------------------------------------------------
Returns after taxes                 2.53       13.67         12.50       13.74
on distributions
--------------------------------------------------------------------------------
Returns after taxes                 2.07       10.43         11.30       12.98
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
S&P 500 (pretax)                   -0.81        6.32         -2.37        9.94
--------------------------------------------------------------------------------
Russell 2500 (pretax)               1.24       12.73          7.42       12.12
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                    [PIE CHART]

Consumer Goods/Services                         21.0%
Industrial Goods/Services                       15.4%
Finance                                         12.1%
Other*                                          11.6%
Energy/Minerals                                  9.4%
Health Care                                      8.6%
Information                                     21.9%
  Software/Services                 9.0%
  Computer Related Hardware         6.6%
  Telecommunications                3.9%
  Media                             2.4%

* Other includes short-term obligations, cash and other assets less liabilities of 7.6%.

Foreign equities within the portfolio were 15.0% diversified by country as follows: 5.7% Europe ex-Ireland & UK; 2.9% Ireland & UK; 1.8% Canada; 0.5% Australia/New Zealand; 2.8% Latin America and Emerging Markets; 1.3% Japan.
--------------------------------------------------------------------------------

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS Z)
--------------------------------------------------------------------------------
        >June 10, 1970 through June 30, 2005

This graph compares the results of $50,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Stock Index, a broad, market-weighted average of U.S. blue-chip company stock performance, and to an initial $158,883 investment in the Russell 2500, an index of the 2,500 smallest U.S. companies, on the index's December 31, 1978 inception date. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 06/30/05: $26.79
TOTAL NET ASSETS OF THE FUND: $14,502.8 MILLION

                            AVERAGE ANNUAL TOTAL RETURN
                  ------------------------------------------------
                  1 YEAR      5 YEARS     10 YEARS    LIFE OF FUND
                  14.58%      13.32%       15.77%        16.29%

                                [MOUNTAIN CHART]

                      COLUMBIA
                     ACORN FUND           S&P 500        RUSSELL 2500
                     ----------           -------        ------------
 6/10/1970              50000              50000
 6/30/1970              48475              49099
                        52586              52875
                        56115              55405
 9/30/1970              60114              57406
                        59581              56929
                        60847              59811
12/31/1970                                 63381
 3/31/1971
 6/30/1971
 9/30/1971
12/31/1971
 3/31/1972
 6/30/1972
 9/30/1972
12/31/1972
 3/31/1973
 6/30/1973
 9/30/1973
12/31/1973
 3/31/1974
                        64627
 6/30/1974              62535
                        58591              61831
                        53108              55882
 9/30/1974              48486              49444
                        60079              57757
                        57181              54935
12/31/1974              53421              54081
                        61857              60957
                        64478              64845
 3/31/1975              65113              66494
 6/30/1975
 9/30/1975
12/31/1975
 3/31/1976
 6/30/1976
 9/30/1976
12/31/1976
 3/31/1977
 6/30/1977
 9/30/1977
12/31/1977
 3/31/1978
 6/30/1978
 9/30/1978
12/31/1978
                    3/31/1979          3/31/1979           3/31/1979
 3/31/1979
                    6/30/1979          6/30/1979           6/30/1979
 6/30/1979
                    9/30/1979          9/30/1979           9/30/1979
 9/30/1979
                   12/31/1979         12/31/1979          12/31/1979
12/31/1979
                    3/31/1980          3/31/1980           3/31/1980
 3/31/1980
                    6/30/1980          6/30/1980           6/30/1980
 6/30/1980
                    9/30/1980          9/30/1980           9/30/1980
 9/30/1980
                   12/31/1980         12/31/1980          12/31/1980
12/31/1980
                    3/31/1981          3/31/1981           3/31/1981
 3/31/1981
                    6/30/1981          6/30/1981           6/30/1981
 6/30/1981
                    9/30/1981          9/30/1981           9/30/1981
 9/30/1981
                   12/31/1981         12/31/1981          12/31/1981
12/31/1981
                    3/31/1982          3/31/1982           3/31/1982
 3/31/1982
                    6/30/1982          6/30/1982           6/30/1982
 6/30/1982
                    9/30/1982          9/30/1982           9/30/1982
 9/30/1982
                   12/31/1982         12/31/1982          12/31/1982
12/31/1982
                    3/31/1983          3/31/1983           3/31/1983
 3/31/1983
                    6/30/1983          6/30/1983           6/30/1983
 6/30/1983
                    9/30/1983          9/30/1983           9/30/1983
 9/30/1983
                   12/31/1983         12/31/1983          12/31/1983
12/31/1983
                    3/31/1984          3/31/1984           3/31/1984
 3/31/1984
                    6/30/1984          6/30/1984           6/30/1984
 6/30/1984
                    9/30/1984          9/30/1984           9/30/1984
 9/30/1984
                   12/31/1984         12/31/1984          12/31/1984
12/31/1984
                    3/31/1985          3/31/1985           3/31/1985
 3/31/1985
                    6/30/1985          6/30/1985           6/30/1985
 6/30/1985
                    9/30/1985          9/30/1985           9/30/1985
 9/30/1985
                   12/31/1985         12/31/1985          12/31/1985
12/31/1985
                    3/31/1986          3/31/1986           3/31/1986
 3/31/1986
                    6/30/1986          6/30/1986           6/30/1986
 6/30/1986
                    9/30/1986          9/30/1986           9/30/1986
 9/30/1986
                   12/31/1986         12/31/1986          12/31/1986
12/31/1986
                    3/31/1987          3/31/1987           3/31/1987
 3/31/1987
                    6/30/1987          6/30/1987           6/30/1987
 6/30/1987
                    9/30/1987          9/30/1987           9/30/1987
 9/30/1987
                   12/31/1987         12/31/1987          12/31/1987
12/31/1987
                    3/31/1988          3/31/1988           3/31/1988
 3/31/1988
                    6/30/1988          6/30/1988           6/30/1988
 6/30/1988
                    9/30/1988          9/30/1988           9/30/1988
 9/30/1988
                   12/31/1988         12/31/1988          12/31/1988
12/31/1988
                    3/31/1989          3/31/1989           3/31/1989
 3/31/1989
                      1004680
                      1040490          6/30/1989           6/30/1989
 6/30/1989            1021120
                      1079720
                      1107110          9/30/1989             1017960
 9/30/1989            1132470                                1012910
                      1066790                                 960253
                      1087840         12/31/1989              967870
12/31/1989            1113410                                 972672
                      1041290                                 891533
                      1054260          3/31/1990              916537
 3/31/1990            1086170                                 945681
                      1054780                                 910824
                      1130010          6/30/1990              982773
 6/30/1990            1148430                                 982856
                      1131900                                 947585
                       979516          9/30/1990              833577
 9/30/1990             875407                                 766844
                       854794                                 730332
                       888714         12/31/1990              792594
12/31/1990             918371                                 827947
                       973073                                 894017
                      1052590          3/31/1991              985091
 3/31/1991            1095160                                1039160
                      1130410                                1036920
                      1183700          6/30/1991             1084690
 6/30/1991            1132670                                1037420
                      1185000                                1085940
                      1229880          9/30/1991             1126750
 9/30/1991            1231020                                1126920
                      1269930                                1152580
                      1233860         12/31/1991             1106630
12/31/1991            1353200                                1216170
                      1425780                                1276360
                      1477750          3/31/1992             1310060
 3/31/1992            1467300                                1267920
                      1422880                                1242750
                      1428980          6/30/1992             1254010
 6/30/1992            1394140                                1210210
                      1446560                                1255250
                      1423400          9/30/1992             1222220
 9/30/1992            1448620                                1242750
                      1525140                                1280090
                      1614190         12/31/1992             1364370
12/31/1992            1681050                                1411900
                      1753390                                1445760
                      1748520          3/31/1993             1425480
 3/31/1993            1843050                                1478710
                      1796850                                1436650
                      1944870          6/30/1993             1494440
 6/30/1993            1967050                                1510010
                      1957060                                1519700
                      2086230          9/30/1993             1587010
 9/30/1993            2147140                                1616980
                      2228860                                1636350
                      2144690         12/31/1993             1583610
12/31/1993            2224440                                1645630
                      2235610                                1697700
                      2208500          3/31/1994             1691580
 3/31/1994            2101660                                1609030
                      2119200                                1618390
                      2095280          6/30/1994             1601750
 6/30/1994            2023530                                1551900
                      2088900                                1593960
                      2185300          9/30/1994             1680150
 9/30/1994            2157940                                1663100
                      2149890                                1666000
                      2066220         12/31/1994             1593800
12/31/1994            2058750                                1628410
                      2020070                                1625180
                      2085660          3/31/1995             1706730
 3/31/1995            2115940                                1748620
                      2139490                                1779760
                      2205080          6/30/1995             1817430
 6/30/1995            2294230                                1904610
                      2405710            1024830             2016960
                      2431220            1027410             2049250
 9/30/1995            2480520            1070770             2087580
                      2376810            1066940             2022260
                      2444820            1113780             2108700
12/31/1995            2487030            1135230             2144630
                      2527260            1173870             2159860
                      2626020            1184760             2224940
 3/31/1996            2677220            1196160             2270230
                      2819860            1213800             2375210
                      2920440            1245100             2439710
 6/30/1996            2863750            1249850             2364780
                      2716050            1194630             2191660
                      2819940            1219830             2317670
 9/30/1996            2923830            1288490             2418100
                      2908990            1324030             2402200
                      2990620            1424110             2518280
12/31/1996            3047850            1395890             2552810
                      3155250            1483100             2623350
                      3114720            1488760             2584350
 3/31/1997            2972870            1433310             2467360
                      2989080            1518870             2498580
                      3226180            1611350             2728580
 6/30/1997            3374110            1683540             2840110
                      3546960            1817490             3006520
                      3563400            1715670             3048420
 9/30/1997            3836720            1809630             3247700
                      3723690            1749200             3101740
                      3723690            1830170             3115650
12/31/1997            3809260            1861600             3174600
                      3742000            1882190             3126080
                      4015530            2017940             3353100
 3/31/1998            4266640            2121280             3500140
                      4329420            2142620             3513390
                      4165750            2105800             3350290
 6/30/1998            4254890            2191330             3354260
                      4013830            2168000             3123840
                      3281560            1854550             2534590
 9/30/1998            3424830            1973360             2714590
                      3597670            2133880             2862960
                      3745480            2263200             3004780
12/31/1998            4038430            2393620             3186850
                      4036030            2493710             3181390
                      3853880            2416210             2972330
 3/31/1999            3894620            2512880             3035920
                      4213380            2610200             3307480
                      4280490            2548560             3358900
 6/30/1999            4509220            2690000             3533680
                      4574710            2606000             3464210
                      4441300            2593110             3355830
 9/30/1999            4417040            2522020             3305910
                      4550450            2681620             3378270
                      4873060            2736130             3569030
12/31/1999            5386280            2897280             3956260
                      5255470            2751710             3865270
                      5644980            2699620             4423470
 3/31/2000            5409530            2963720             4355770
                      5223500            2874560             4121520
                      5113040            2815580             3923770
 6/30/2000            5310520            2884990             4181530
                      5332110            2839890             4075060
                      5720690            3016280             4425960
 9/30/2000            5816290            2857040             4281960
                      5668260            2844960             4164470
                      5370030            2620670             3797980
12/31/2000            5928040            2633500             4125090
                      6038270            2726930             4260640
                      5886710            2478280             3986290
 3/31/2001            5621480            2321280             3767600
                      6117490            2501670             4100330
                      6375830            2518430             4223670
 6/30/2001            6466180            2457140             4283630
                      6343650            2432950             4130450
                      6091580            2280640             3995100
 9/30/2001            5265370            2096480             3478090
                      5489420            2136450             3657940
                      5913030            2300330             3953770
12/31/2001            6291780            2320480             4175410
                      6231960            2286620             4123590
                      6154540            2242520             4051380
 3/31/2002            6604960            2326860             4331490
                      6590890            2185790             4320480
                      6393830            2169680             4193840
 6/30/2002            6070090            2015120             3957500
                      5352240            1858050             3485220
                      5397980            1870250             3495760
 9/30/2002            5077760            1666990             3218800
                      5292410            1813710             3323710
                      5633750            1920470             3595050
12/31/2002            5454280            1807640             3432390
                      5327600            1760290             3341190
                      5243150            1733880             3260910
 3/31/2003            5310010            1750710             3291990
                      5770980            1894920             3585380
                      6182690            1994760             3938000
 6/30/2003            6372710            2020200             4013230
                      6671820            2055820             4228960
                      7023710            2095920             4424640
 9/30/2003            6942780            2073660             4364460
                      7509320            2190970             4709310
                      7752120            2210240             4886590
12/31/2003            7945920            2326170             4994450
                      8234730            2368860             5176670
                      8393230            2401780             5256720
 3/31/2004            8520020            2365550             5288310
                      8217120            2328410             5034300
                      8365050            2360360             5137050
 6/30/2004            8660600            2406260             5306050
                      8219810            2326620             4997300
                      8212760            2336030             4984530
 9/30/2004            8586550            2361330             5172530
                      8801650            2397410             5290500
                      9355280            2494410             5685530
12/31/2004            9654980            2579290             5908130
                      9446910            2516420             5709650
                      9713380            2569380             5838880
 3/31/2005            9534520            2523880             5722590
                      9143940            2476010             5465200
                      9600220            2554800             5795900
 6/30/2005            9922980            2558420             5981360

* A $50,000 investment in Columbia Acorn Fund at inception appreciated to $158,883 on December 31, 1978, the inception date of the Russell 2500. For comparison with the Russell 2500, we assigned the index the same value as the Fund at index inception.
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Coach                                                 1.4%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

2. Chico's FAS                                           1.2%
WOMEN'S SPECIALTY RETAILER

3. XTO Energy                                            1.2%
NATURAL GAS PRODUCER

4. International Game Technology                         1.2%
SLOT MACHINES & PROGRESSIVE JACKPOTS

5. AmeriCredit



                       1.0%
AUTO LENDING

6. Expeditors International of Washington                0.9%
INTERNATIONAL FREIGHT FORWARDER

7. Michaels Stores                                       0.9%
CRAFT & HOBBY SPECIALTY RETAILER

8. Western Wireless                                      0.9%
RURAL CELLULAR PHONE SERVICES

9. Peoples Bank of Bridgeport                            0.9%
CONNECTICUT SAVINGS & LOAN

10. ITT Educational Services                             0.8%
POSTSECONDARY DEGREE PROGRAMS

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
        >IN A NUTSHELL

[PHOTO OF P. ZACHARY EGAN]                        [PHOTO OF LOUIS J. MENDES III]

Columbia Acorn International finished the second quarter down 0.26%, slightly ahead of the benchmark S&P/Citigroup EMI Global ex-US return which fell 0.40%. The larger cap MSCI EAFE Index was down 1.01% in the quarter. Year-to-date, the Fund is up 2.97%, which puts it 0.2% ahead of the benchmark, and 4.2% ahead of the MSCI EAFE Index. As has been the case for several years, international small-cap stocks continued to substantially outperform their large-cap counterparts. Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

      Steel pipe manufacturers might seem unlikely candidates for the quarter's biggest winners considering the poor performance of the steel sector in general, but two of the Fund's investments, Vallourec and Tenaris, earned this distinction by returning more than 30% to shareholders. Their specialty steel products are critical to the successful development of oil and gas fields globally. In the past year, both companies have seen strong volume and price increases as high energy prices stimulated oil and gas companies to increase spending on exploration and pipelines. These two companies have been central to our strategy of taking advantage of an anticipated rebound in oil-field service spending. As both companies were among the Fund's top holdings at the beginning of the quarter, their contribution to overall return was substantial. Other positive drivers to performance were Housing Development Finance, the Indian mortgage finance company, which rose 25% on continued strong mortgage growth, and SES Global, the European satellite services company, up 19%, from the region's switch to an HDTV format.

      During the quarter, the U.S. dollar reversed its recent slide against most world currencies, appreciating more than 7% against the euro. This compounded otherwise moderate weakness on several of our long-term European winners, such as Nobia (kitchen cabinets), Sligro Food Group (food distribution) and United Services Group (temporary staffing), each of which fell more than 15% in dollar terms. Other sizable holdings negatively affecting performance came from diverse sectors in Japan, including Funai Electric (consumer electronics), and Kappa Create (restaurants). Funai Electric was hurt by raw material price increases while Kappa Create's profitability remains under pressure as it works to maintain its share of an increasingly crowded marketplace.


/s/ P. Zachary Egan                             /s/ Louis J. Mendes III

P. Zachary Egan                                 Louis J. Mendes III
CO-PORTFOLIO MANAGER                            CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------
PIPING PROFITS

Headquartered in Argentina, Tenaris is a global manufacturer and supplier of seamless steel pipe products and related services. It has locations ranging from Japan to Mexico to Italy. High oil prices are driving energy companies to increase their exploration and production activities. With more than 50% of its revenue coming from energy-related equipment sales, this directly translates into more orders for the company. In addition, Tenaris competes in a specialty niche, high-demand product category that is giving it the pricing power to protect and expand margins even as raw material prices are falling.
--------------------------------------------------------------------------------

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: VALLOUREC, 1.5%; TENARIS, 1.2%; HOUSING DEVELOPMENT FINANCE, 1.2%; SES GLOBAL, 1.3%; NOBIA, 0.7%; SLIGRO FOOD GROUP, 0.7%; UNITED SERVICES GROUP, 0.8%; FUNAI ELECTRIC, 0.5%; KAPPA CREATE, 0.3%.


1-800-922-6769
                                       10

COLUMBIA ACORN INTERNATIONAL
        >AT A GLANCE                                        TICKER SYMBOL: ACINX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                  ----------------------------------------------
                                   YEAR
                                  TO DATE*     1 YEAR       5 YEARS     10 YEARS
                                  ----------------------------------------------
Returns before taxes               2.97%       22.56%        1.63%        10.73%
--------------------------------------------------------------------------------
Returns after taxes                2.45        22.14         0.89          9.77
on distributions
--------------------------------------------------------------------------------
Returns after taxes                1.93        14.86         1.12          9.11
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
S&P/Citigroup EMI                  2.79        21.33         7.58          7.17
Global ex-US (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                   [PIE CHART]

Consumer Goods/Services                         19.4%
Finance                                         13.8%
Information                                     13.6%
Other*                                          10.5%
Energy/Minerals                                  9.5%
Health Care                                      6.7%
Industrial Goods/Services                       26.5%

* Other includes short-term obligations, cash and other assets less liabilities of 4.0%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS Z)
--------------------------------------------------------------------------------
        >September 23, 1992 through June 30, 2005

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P/Citigroup EMI Global ex-US, Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV AS OF 06/30/05: $29.46
TOTAL NET ASSETS OF THE FUND: $2,268.3 MILLION

                            AVERAGE ANNUAL TOTAL RETURN
                  ------------------------------------------------
                  1 YEAR      5 YEARS     10 YEARS    LIFE OF FUND
                  22.56%       1.63%       10.73%        12.21%

                                [MOUNTAIN CHART]

                     COLUMBIA ACORN          S&P/CITIGROUP EMI
                      INTERNATIONAL            GLOBAL EX-US
                      -------------            ------------
 9/23/92                  10000                   10000
 9/30/92                  10010                   10113
                          10380                    9490
                          10570                    9510
12/31/92                  10690                    9646
                          10780                    9732
                          11460                   10079
 3/31/93                  12000                   11093
                          12450                   12111
                          12910                   12754
 6/30/93                  12920                   12264
                          12920                   12642
                          13760                   13294
 9/30/93                  13910                   13016
                          14560                   12970
                          14620                   11886
12/31/93                  15940                   12650
                          16630                   13915
                          16570                   14012
 3/31/94                  15850                   13783
                          15960                   14196
                          15870                   13990
 6/30/94                  15550                   14283
                          15980                   14452
                          16481                   14616
 9/30/94                  16491                   14199
                          16522                   14439
                          15606                   13606
12/31/94                  15334                   13689
                          14640                   13132
                          14550                   12907
 3/31/95                  14811                   13417
                          15264                   13820
                          15505                   13634
 6/30/95                  15727                   13479
                          16582                   14236
                          16411                   13886
 9/30/95                  16824                   13985
                          16300                   13581
                          16069                   13694
12/31/95                  16703                   14224
                          17357                   14547
                          17881                   14726
 3/31/96                  18203                   15033
                          18787                   15811
                          19341                   15688
 6/30/96                  19593                   15692
                          18968                   15075
                          19240                   15227
 9/30/96                  19362                   15309
                          19553                   15213
                          20088                   15459
12/31/96                  20153                   15202
                          20636                   14981
                          20893                   15285
 3/31/97                  20585                   15095
                          20287                   14894
                          21170                   15768
 6/30/97                  21808                   16173
                          21951                   16017
                          20788                   15314
 9/30/97                  21660                   15561
                          20487                   14801
                          20269                   14112
12/31/97                  20190                   13816
                          20476                   14250
                          22123                   15327
 3/31/98                  23857                   16068
                          24351                   16198
                          24769                   16336
 6/30/98                  24335                   15760
                          24491                   15660
                          21368                   13602
 9/30/98                  20428                   13301
                          21111                   14217
                          22309                   14707
12/31/98                  23305                   15019
                          23842                   14914
                          23126                   14635
 3/31/99                  23574                   15268
                          24984                   16201
                          25141                   15801
 6/30/99                  27222                   16416
                          28191                   16947
                          29002                   17244
 9/30/99                  29486                   17166
                          30759                   17009
                          35365                   17621
12/31/99                  41761                   18820
                          41607                   18462
                          48298                   19172
 3/31/00                  46808                   19257
                          41359                   17993
                          38286                   17617
 6/30/00                  40171                   18686
                          39669                   18067
                          40563                   18585
 9/30/00                  38494                   17631
                          35630                   16564
                          32730                   15834
12/31/00                  33402                   16452
                          34915                   16759
                          32408                   16108
 3/31/01                  29285                   14860
                          30419                   15833
                          30223                   15801
 6/30/01                  28747                   15265
                          27591                   14818
                          27035                   14778
 9/30/01                  23354                   12853
                          24467                   13375
                          25850                   13925
12/31/01                  26350                   14040
                          25708                   13786
                          25636                   14016
 3/31/02                  26977                   14930
                          27862                   15240
                          27748                   15728
 6/30/02                  26646                   15104
                          23854                   13823
                          23496                   13740
 9/30/02                  21406                   12472
                          21492                   12754
                          22150                   13230
12/31/02                  22107                   13073
                          21562                   12853
                          20988                   12624
 3/31/03                  20686                   12501
                          22567                   13679
                          24433                   14845
 6/30/03                  25134                   15399
                          25681                   15948
                          26835                   16710
 9/30/03                  27844                   17474
                          29979                   18746
                          30800                   19087
12/31/03                  32675                   20265
                          33641                   20993
                          34910                   21717
 3/31/04                  34924                   22249
                          34175                   21502
                          34290                   21505
 6/30/04                  35543                   22195
                          34625                   21412
                          34786                   21643
 9/30/04                  36243                   22450
                          37555                   23138
                          40411                   24959
12/31/04                  42305                   26198
                          42699                   26445
                          45016                   27733
 3/31/05                  43675                   27036
                          42334                   26187
                          42436                   26372
 6/30/05                  43561                   26929

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Anglo Irish Bank (Ireland)                            2.1%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Rhoen-Klinikum (Germany)                              1.9%
HOSPITAL MANAGEMENT

3. Vallourec (France)                                    1.5%
SEAMLESS TUBES

4. Billabong International (Australia)                   1.4%
ACTION SPORTS APPAREL BRAND MANAGER

5. Fugro (Netherlands)                                   1.4%
SURVEY & GPS SERVICES

6. SES Global (France)                                   1.3%
SATELLITE BROADCASTING SERVICES

7. Neopost (France)                                      1.3%
POSTAGE METER MACHINES

8. Grafton Group (Ireland)                               1.2%
BUILDING MATERIALS, WHOLESALING & DIY RETAILING

9. Housing Development Finance (India)                   1.2%
PREMIER MORTGAGE LENDER IN INDIA

10. Tenaris (Argentina)                                  1.2%
STEEL PIPE FOR OIL WELLS & PIPELINES

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN USA
--------------------------------------------------------------------------------
        >IN A NUTSHELL

[PHOTO OF ROBERT A. MOHN]

Small-cap stocks had a strong second quarter. Columbia Acorn USA rose 5.48%, slightly more than the small-cap Russell 2000 Index's 4.32% increase. For the first six months of the year, Columbia Acorn USA was up 5.48%, nicely ahead of the Russell 2000's 1.25% decline. Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

      Industrial stocks stoked the Fund's performance for the quarter. Esco Technologies was the biggest dollar winner for the Fund, rising 25% on news that it will likely land a huge contract to install automated electric meter readers. Cuno, a water filtration company, spiked 39% after announcing it was being acquired. Many of the Fund's holdings had been attractive to larger corporate acquirers. Cuno was the fifth company in the Fund to be bought out this year, joining Western Wireless and Brookstone.

      Rising oil prices lifted energy stocks last quarter. Our energy portfolio was stocked with companies benefiting not only from higher commodity prices, but also from strong internal production growth. Top holdings Quicksilver Resources, up 31%, and Southwestern Energy, up 66%, had exciting new drilling prospects in the Barnet and Fayetteville gas fields.

      Other winners for the quarter were cellular tower owner Crown Castle International, up 27%, and teen retailer Abercrombie & Fitch up 20%.

      Our worst-performing group was technology. Software companies Kronos, down 21% and JDA Software Group, off 19%, decreased on weak March-quarter earnings results. SeaChange International dropped 46% as sales of its video-on-demand servers fell short. The turnaround at mobile computing and bar-code scanner company Symbol Technologies has taken longer than hoped, sending its stock down 32% for the quarter.

      The U.S. stock market has been stuck in a see-saw trading range for the past 18 months. Flat markets like this one may not make for exciting business headlines but were just as plentiful with investment opportunities as the good old Roaring Nineties bull markets.


/s/ Robert A. Mohn

Robert A. Mohn
LEAD PORTFOLIO MANAGER

--------------------------------------------------------------------------------

THE LIGHT BURNS BRIGHT AT
----------------------------
                     GENLYTE

The Genlyte Group has been a major winner for Columbia Acorn USA, returning 66% since its purchase in June 2004. Genlyte is a leading manufacturer of lighting fixtures and controls and sells product through independent distributors servicing the architect and designer community. This is a better distribution channel than the big-box retailers, with customers willing to pay a higher price for quality design features and service. Although the commercial construction market has been weak for several years, Genlyte managed to grow earnings by taking market share away from competitors and improving profitability. We believe the company's strong market position and the potential for a recovery in the commercial construction market makes Genlyte a solid investment.

--------------------------------------------------------------------------------

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ESCO TECHNOLOGIES, 2.9%; CUNO, 1.0.%; WESTERN WIRELESS, 2.8.%; BROOKSTONE ,0.3%; QUICKSILVER RESOURCES, 2.3%; SOUTHWESTERN ENERGY, 0.5%; CROWN CASTLE INTERNATIONAL, 2.1%; ABERCROMBIE & Fitch, 2.0%; KRONOS, 1.1%; JDA SOFTWARE GROUP, 1.1%; SEACHANGE INTERNATIONAL, 0.3%; SYMBOL TECHNOLOGIES, 0.6%; GENLYTE GROUP, 1.5%.


1-800-922-6769
                                       12

COLUMBIA ACORN USA
        >AT A GLANCE                                        TICKER SYMBOL: AUSAX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                  ----------------------------------------------
                                    YEAR                                 LIFE OF
                                  TO DATE*     1 YEAR       5 YEARS        FUND
                                  ----------------------------------------------
Returns before taxes                5.48%      15.82%        14.56%       14.58%
--------------------------------------------------------------------------------
Returns after taxes                 5.26       15.48         14.40        13.87
on distributions
--------------------------------------------------------------------------------
Returns after taxes                 3.85       10.71         12.75        12.70
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)              -1.25        9.45          5.71         9.08
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                    [PIE CHART]

Consumer Goods/Services                         18.0%
Health Care                                     14.2%
Other*                                          10.2%
Energy/Minerals                                 11.8%
Industrial Goods/Services                        9.7%
Finance                                          8.7%
Information                                     27.4%
  Software/Services                11.8%
  Telecommunications                9.1%
  Computer Related Hardware         4.4%
  Media                             2.1%

* Other includes short-term obligations, cash and other assets less liabilities of 9.5%.

--------------------------------------------------------------------------------

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS Z)
--------------------------------------------------------------------------------
        >September 4, 1996 through June 30, 2005

This graph compares the results of $50,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index, a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV AS OF 06/30/05: $26.21
TOTAL NET ASSETS OF THE FUND: $994.4 MILLION

                           AVERAGE ANNUAL TOTAL RETURN
                     ---------------------------------------
                       1 YEAR     5 YEARS     LIST OF FUND
                       15.82%      14.56%        14.58%

                                [MOUNTAIN CHART]

                       COLUMBIA ACORN
                            USA                 RUSSELL 2000
                       --------------           ------------
  9/4/96                   50000                   50000
 9/30/96                   53600                   52040
                           54050                   51238
                           56300                   53349
12/31/96                   58250                   54748
                           61050                   55842
                           59600                   54488
 3/31/97                   57400                   51917
                           57100                   52061
                           62550                   57853
 6/30/97                   66600                   60333
                           70000                   63140
                           71750                   64585
 9/30/97                   76700                   69312
                           75700                   66267
                           75850                   65838
12/31/97                   77066                   66991
                           75384                   65934
                           81602                   70809
 3/31/98                   87005                   73729
                           89961                   74137
                           86138                   70144
 6/30/98                   87625                   70292
                           82959                   64601
                           69680                   52057
 9/30/98                   70756                   56131
                           73269                   58421
                           77012                   61481
12/31/98                   81525                   65286
                           78881                   66153
                           74474                   60795
 3/31/99                   75080                   61744
                           80479                   67277
                           83674                   68260
 6/30/99                   88251                   71346
                           90239                   69389
                           84109                   66821
 9/30/99                   84330                   66835
                           89300                   67106
                           94050                   71113
12/31/99                  100295                   79163
                           95265                   77892
                           99337                   90754
 3/31/00                   99098                   84771
                           87841                   79670
                           82631                   75027
 6/30/00                   84170                   81567
                           83741                   78942
                           88826                   84966
 9/30/00                   88213                   82469
                           88274                   78787
                           83129                   70700
12/31/00                   91276                   76771
                           97035                   80768
                           96851                   75469
 3/31/01                   94523                   71777
                          105978                   77392
                          111920                   79295
 6/30/01                  115045                   82033
                          116270                   77592
                          113084                   75086
 9/30/01                   96728                   64979
                           96973                   68781
                          102732                   74106
12/31/01                  108851                   78680
                          110156                   77862
                          106428                   75728
 3/31/02                  115499                   81814
                          117239                   82560
                          110653                   78896
 6/30/02                  104005                   74981
                           89839                   63657
                           88535                   63494
 9/30/02                   81949                   58935
                           85863                   60824
                           93319                   66252
12/31/02                   88721                   62564
                           87416                   60832
                           86236                   58994
 3/31/03                   86422                   59754
                           94872                   65419
                          104813                   72440
 6/30/03                  106490                   73750
                          111523                   78365
                          117674                   81958
 9/30/03                  114940                   80445
                          126744                   87201
                          129540                   90295
12/31/03                  130534                   92127
                          137306                   96130
                          137928                   96991
 3/31/04                  136996                   97895
                          133641                   92904
                          138984                   94383
 6/30/04                  143395                   98358
                          134635                   91735
                          132709                   91264
 9/30/04                  137804                   95548
                          141718                   97429
                          151969                  105880
12/31/04                  157448                  109014
                          155199                  104465
                          158198                  106235
 3/31/05                  157448                  103193
                          151013                   97284
                          159385                  103651
 6/30/05                  166084                  107649

--------------------------------------------------------------------------------

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Esco Technologies                                     2.9%
FILTRATION & TEST EQUIPMENT

2. AmeriCredit                                           2.8%
AUTO LENDING

3. Western Wireless                                      2.8%
RURAL CELLULAR PHONE SERVICES

4. Edwards Lifesciences                                  2.5%
HEART VALVES

5. Micros Systems                                        2.3%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

6. Quicksilver Resources                                 2.3%
NATURAL GAS & COAL SEAM GAS PRODUCER

7. ITT Educational Services                              2.1%
POSTSECONDARY DEGREE PROGRAMS

8. Crown Castle International                            2.1%
COMMUNICATION TOWERS

9. Abercrombie & Fitch                                   2.0%
TEEN APPAREL RETAILER

10. HCC Insurance Holdings                               1.6%
SPECIALTY INSURANCE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
        >IN A NUTSHELL

[PHOTO OF TODD M. NARTER]                        [PHOTO OF CHRISTOPHER J. OLSON]

Columbia Acorn International Select was down 0.96% for the quarter, slightly below the S&P/Citigroup World ex-US Cap Range $2-10B Index's negative return of 0.29%. The Fund was practically in line with the large-cap MSCI EAFE Index, which declined 1.01%. Most of these negative returns were due to a strong dollar that offset positively performing local equity markets. Year-to-date the Fund slightly underperformed the S&P/Citigroup World ex-US Cap Range $2-10B, posting a 0.58% return compared to the Index's 0.79% return, and was ahead of the MSCI EAFE negative return of 1.17%. Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

      Argentina's Tenaris, a manufacturer of seamless pipes used by oil and gas producers and the Fund's fourth largest holding, continued its strong performance as the stock gained a bit over 30% in the second quarter. The stock was up 65% year-to-date. High oil prices continued to drive energy exploration and investment, and tight capacity in the seamless pipe industry gave Tenaris strong pricing power. Another large holding, SES Global, had a good quarter, up 19% due to continued demand for satellite services from the switch to HDTV. The company also indicated it will launch two new satellites which will increase its capacity even further. It also reported that it will buy back 10% of its outstanding shares, which highlights its strong balance sheet and cash flow. Utilities BKW Energie in Switzerland, a new holding this quarter, and Red Electrica in Spain were strong performers as well, up 12% and 11%, respectively.

      Two of the Fund's weaker performers this quarter were in Japan. Funai Electric was down 17% as margins were squeezed by hikes in raw material prices and there was increasing concern about the impact of a potentially stronger yen. After a very strong first quarter, Shimano, maker of bicycle components used by Lance Armstrong among others, gave back 15% as it guided its estimates down modestly due to a weaker European sales environment.

      In addition to BKW Energie, we also added two other new stocks, Gambro, which manufactures dialyzers and blood collection and separation equipment, and William Hill, a U.K. betting shop and internet gaming operator.

/s/ Todd M. Narter                              /s/ Christopher J. Olson


Todd M. Narter                                  Christopher J. Olson
CO-PORTFOLIO MANAGER                            CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------
JUPITER RISING

Jupiter Telecommunications, or JCOM as it's called by the locals, is the largest cable service provider in Japan. JCOM went public in March 2005, but we were familiar with it long before then. JCOM is partially owned by Liberty Global, which has been a long-term holding of the Columbia Acorn Fund. Because fewer than 10% of the households in Japan have cable TV, JCOM is growing more than 15% annually. JCOM has finished building the network and is now able to sell a "triple play" of cable TV, high-speed internet, and telephone service with very little additional investment required.
--------------------------------------------------------------------------------

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: TENARIS, 4.0%; SES GLOBAL, 3.6%; BKW ENERGIE, 1.0%; RED ELECTRICA, 2.8%; FUNAI ELECTRIC, 1.6%; SHIMANO, 2.7%; GAMBRO, 0.7%; WILLIAM HILL, 1.1%; JUPITER
TELECOMMUNICATIONS, 1.9%.


1-800-922-6769
                                       14

COLUMBIA ACORN INTERNATIONAL SELECT
        >AT A GLANCE                                        TICKER SYMBOL: ACFFX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                  ----------------------------------------------
                                  YEAR TO                                LIFE OF
                                   DATE*       1 YEAR       5 YEARS       FUND
                                  ----------------------------------------------
Returns before taxes               0.58%       15.96%        -1.40%       9.77%
--------------------------------------------------------------------------------
Returns after taxes                0.03        15.48         -1.50        9.62
on distributions
--------------------------------------------------------------------------------
Returns after taxes                0.38        10.53         -1.21        8.52
on distributions and
sale of fund shares
--------------------------------------------------------------------------------
S&P/Citigroup World                0.79        17.64          6.64        8.75
ex-US Cap Range
$2-10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                    [PIE CHART]

Consumer Goods/Services                         20.1%
Finance                                         15.3%
Other*                                          10.3%
Information                                     14.5%
Energy/Minerals                                  6.7%
Health Care                                      4.8%
Industrial Goods/Services                       28.3%

* Other includes short-term obligations, cash and other assets less liabilities of 4.3%.

--------------------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
(CLASS Z)
--------------------------------------------------------------------------------
        >November 23, 1998 through June 30, 2005

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P/ Citigroup World ex-US Cap Range $2-10B Index, a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 06/30/05: $17.84
TOTAL NET ASSETS OF THE FUND: $71.7 MILLION

                          AVERAGE ANNUAL TOTAL RETURN
                     ---------------------------------------
                       1 YEAR     5 YEARS     LIFE OF FUND
                       15.96%      -1.40%        9.77%

                                [MOUNTAIN CHART]

                                               S&P/CITIGROUP
                      COLUMBIA ACORN          WORLD EX-US CAP
                   INTERNATIONAL SELECT        RANGE $2-10B
                   --------------------       ---------------
11/23/1998                 10000                   10000
11/30/1998                 10140                   10045
12/31/1998                 11000                   10339
                           11790                   10310
                           11590                   10052
 3/31/1999                 11980                   10449
                           12240                   11032
                           12170                   10567
 6/30/1999                 13110                   10953
                           13511                   11362
                           13771                   11490
 9/30/1999                 13621                   11530
                           14132                   11535
                           16999                   11864
12/31/1999                 19975                   12772
                           19665                   12154
                           24245                   12311
 3/31/2000                 23093                   12680
                           21258                   12172
                           18923                   11976
 6/30/2000                 19853                   12611
                           19469                   12203
                           20266                   12586
 9/30/2000                 19237                   12168
                           18480                   11791
                           16128                   11440
12/31/2000                 17309                   11998
                           17874                   11939
                           15826                   11505
 3/31/2001                 13706                   10607
                           14413                   11391
                           14382                   11293
 6/30/2001                 13763                   10999
                           13062                   10723
                           12778                   10626
 9/30/2001                 10625                    9392
                           11305                    9769
                           11925                   10118
12/31/2001                 12280                   10140
                           11650                    9841
                           11508                    9991
 3/31/2002                 11915                   10562
                           12290                   10756
                           12433                   11097
 6/30/2002                 12047                   10712
                           10746                    9753
                           10950                    9730
 9/30/2002                 10147                    8859
                           10127                    9017
                           10381                    9476
12/31/2002                 10452                    9209
                            9944                    8978
                            9528                    8810
 3/31/2003                  9629                    8660
                           10533                    9425
                           11447                   10101
 6/30/2003                 11527                   10389
                           11710                   10806
                           12218                   11429
 9/30/2003                 12675                   11900
                           13621                   12819
                           13905                   12927
12/31/2003                 14820                   13781
                           15094                   14071
                           15745                   14410
 3/31/2004                 15847                   14970
                           15532                   14460
                           15552                   14420
 6/30/2004                 15958                   14786
                           15591                   14226
                           15591                   14357
 9/30/2004                 16244                   14818
                           16724                   15317
                           17775                   16528
12/31/2004                 18398                   17257
                           18266                   17165
                           19246                   17899
 3/31/2005                 18684                   17445
                           18051                   16941
                           18072                   17043
 6/30/2005                 18506                   17395

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Anglo Irish Bank (Ireland)                            4.2%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Exel (United Kingdom)                                 4.1%
GLOBAL LOGISTICS & FREIGHT FORWARDING

3. Neopost (France)                                      4.0%
POSTAGE METER MACHINES

4. Tenaris (Argentina)                                   4.0%
STEEL PIPE FOR OIL WELLS & PIPELINES

5. SES Global (France)                                   3.6%
SATELLITE BROADCASTING SERVICES

6. Kuehne & Nagel (Switzerland)                          3.0%
FREIGHT FORWARDING/LOGISTICS

7. Depfa Bank (Ireland)                                  2.9%
INTERNATIONAL PUBLIC SECTOR FINANCE

8. Komercni Banka (Czech Republic)                       2.9%
LEADING CZECH UNIVERSAL BANK

9. Red Electrica (Spain)                                 2.8%
SPANISH POWER GRID

10. Swatch Group (Switzerland)                           2.7%
WATCH & ELECTRONICS MANUFACTURER

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

COLUMBIA ACORN SELECT
        >IN A NUTSHELL

[PHOTO OF BEN ANDREWS]

Columbia Acorn Select made up some ground from its weak first quarter. The Fund was up 5.45% in the second quarter and gained against its benchmarks. In the second quarter the S&P MidCap 400 Index was up 4.26% and the S&P 500 Index gained 1.37%. Year-to-date the Fund was down 0.14% versus the S&P 400's gain of 3.85% and the S&P 500's loss of 0.81%. Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

      The Fund's biggest percentage winner for the quarter was Mine Safety Appliances (MSA), up 27% as strong demand for combat helmets from the U.S. army drove higher than expected earnings. The stock was a new purchase this quarter. MSA manufactures products designed to protect the safety and health of workers worldwide. Seven other stocks posted returns from 15% to 22% in the quarter.

      On the down side Harley-Davidson lost 14% in the quarter. Harley cut production and its earnings forecast and sales slowed for its heavy-weight bikes. We believe this hiccup will be overcome in the next several quarters.

      In addition to MSA, there were five new companies added to the portfolio during the quarter (Conseco, Nuveen Investments, Spartech, Tribune Company, and Worthington Industries) while three were sold (McAfee, Moodys, and Synopsys). We also lost a fourth company when Liberty Media International purchased United Global Communications. The combined company is now called Liberty Global and remains in the portfolio.

      We continue to search for the best risk/return investments for the Fund. As always, we appreciate your investment in Columbia Acorn Select.


/s/ Ben Andrews

Ben Andrews
LEAD PORTFOLIO MANAGER

--------------------------------------------------------------------------------
THE GAS GRILL GOURMET

Worthington Industries is a steel processor and manufacturer of metal products such as pressure cylinders (Gas grill propane tanks) and metal framing used in commercial construction. Since 2000, Worthington has improved its manufacturing processes, sold underperforming businesses and made accretive acquisitions. Recent performance has been weak, as falling steel prices have hurt short-term profits due to losses on inventory held. However, unlike the steel mills, Worthington's long-term success is tied to volume growth rather than steel prices. We like Worthington's prospects due to its strong market position, reasonable valuation and opportunity for growth as the industry adopts metal framing for residential construction. While waiting for the market to recognize its value, we continue to collect a 4% dividend.
--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE
PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: MINE SAFETY APPLIANCES, 2.6%; HARLEY-DAVIDSON, 3.4%; CONSECO, 2.6%; NUVEEN INVESTMENTS, 2.4%; SPARTECH, 0.2%; TRIBUNE COMPANY, 1.1%; WORTHINGTON INDUSTRIES, 2.1%; MCAFEE, 0.0%; MOODYS, 0.0%; SYNOPSYS, 0.0%; LIBERTY MEDIA INTERNATIONAL, 0.0%; UNITED GLOBAL COMMUNICATIONS, 0.0%; LIBERTY GLOBAL, 2.8%.


1-800-922-6769
                                       16

COLUMBIA ACORN SELECT
        >AT A GLANCE                                        TICKER SYMBOL: ACTWX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                  ----------------------------------------------
                                   YEAR                                  LIFE OF
                                  TO DATE*     1 YEAR       5 YEARS        FUND
                                  ----------------------------------------------
Returns before taxes               -0.14%      10.23%        10.71%       14.04%
--------------------------------------------------------------------------------
Returns after taxes                -0.27        9.75         10.51        13.53
on distributions
--------------------------------------------------------------------------------
Returns after taxes on             -0.01        7.19          9.29        12.20
distributions and sale
of fund shares
--------------------------------------------------------------------------------
S&P MidCap 400                      3.85       14.03          8.49        11.79
(pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                    [PIE CHART]

Information                                     26.3%
Other*                                           9.4%
Finance                                         17.1%
Industrial Goods/Services                        8.7%
Energy/Minerals                                  4.1%
Health Care                                      5.0%
Consumer Goods/Services                         29.4%

* Other includes short-term obligations, cash and other assets less liabilities of 9.4%.

--------------------------------------------------------------------------------

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS Z)
--------------------------------------------------------------------------------
     >November 23, 1998 through June 30, 2005

This graph compares the results of $50,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400, a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 06/30/05: $20.97
TOTAL NET ASSETS OF THE FUND: $1,510.5 MILLION

                          AVERAGE ANNUAL TOTAL RETURN
                     ---------------------------------------
                       1 YEAR     5 YEARS     LIFE OF FUND
                       10.23%      10.71%        14.04%

                                [MOUNTAIN CHART]

                        COLUMBIA                  S&P
                      ACORN SELECT             MIDCAP 400
                      ------------             ----------
11/23/1998              50000.00                50000.00
11/30/1998              50150.00                49556.40
12/31/1998              53550.00                55544.50
                        55000.00                53381.10
                        53550.00                50586.20
 3/31/1999              57400.00                51999.30
                        63550.00                56101.00
                        63650.00                56344.20
 6/30/1999              65200.00                59360.90
                        65950.00                58099.50
                        60300.00                56108.40
 9/30/1999              60550.00                54375.40
                        64850.00                57146.40
                        66250.00                60145.80
12/31/1999              69240.00                63720.60
                        67370.00                61925.80
                        67774.30                66259.90
 3/31/2000              70857.30                71805.50
                        67319.40                69298.10
                        65500.00                68433.40
 6/30/2000              71599.00                69438.50
                        69656.60                70535.50
                        77156.40                78410.90
 9/30/2000              78990.90                77874.10
                        79638.30                75233.30
                        71908.20                69554.50
12/31/2000              77325.90                74875.50
                        79569.70                76543.10
                        74918.10                72174.90
 3/31/2001              72017.70                66808.90
                        77271.20                74178.90
                        81485.00                75906.50
 6/30/2001              80116.90                75600.00
                        79350.80                74473.80
                        75629.50                72038.00
 9/30/2001              71032.60                63077.40
                        72564.90                65867.60
                        80116.90                70767.50
12/31/2001              83512.60                74423.30
                        81867.50                74036.70
                        80112.80                74127.80
 3/31/2002              82909.40                79426.80
                        78413.00                79055.40
                        80716.00                77722.10
 6/30/2002              79345.20                72033.50
                        74300.40                65055.90
                        76109.90                65383.20
 9/30/2002              72600.60                60115.60
                        76603.50                62720.50
                        80441.90                66349.10
12/31/2002              76987.30                63622.60
                        76658.30                61763.30
                        76877.60                60292.40
 3/31/2003              78413.00                60800.60
                        82909.40                65214.90
                        87405.80                70619.60
 6/30/2003              89708.80                71519.70
                        94040.70                74057.40
                        97934.00                77416.70
 9/30/2003              95795.40                76231.50
                        99304.80                81995.60
                        98592.00                84852.30
12/31/2003             100555.00                86284.10
                       103317.00                88154.00
                       106024.00                90270.80
 3/31/2004             105969.00                90654.10
                       102930.00                87678.50
                       104588.00                89497.20
 6/30/2004             108013.00                91534.20
                       103317.00                87263.00
                       102488.00                87034.60
 9/30/2004             104754.00                89612.10
                       108842.00                91045.90
                       115527.00                96467.80
12/31/2004             119233.00               100507.00
                       115057.00                97941.70
                       113534.00               101227.00
 3/31/2005             112913.00               100107.00
                       108850.00                96216.00
                       114154.00               102010.00
 6/30/2005             119063.00               104375.00

--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. ITT Educational Services                              5.5%
POSTSECONDARY DEGREE PROGRAMS

2. Tellabs                                               5.1%
TELECOMMUNICATIONS EQUIPMENT

3. Safeway                                               4.5%
RETAIL FOOD & DRUG STORES

4. Abercrombie & Fitch                                   4.4%
TEEN APPAREL RETAILER

5. Harley-Davidson                                       3.4%
MOTORCYCLES & RELATED MERCHANDISE

6. TCF Financial                                         3.4%
GREAT LAKES BANK

7. American Tower                                        3.3%
COMMUNICATION TOWERS IN USA & MEXICO

8. Pride International                                   3.2%
OFFSHORE DRILLING CONTRACTOR

9. Coach                                                 3.1%
DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES

10. Liberty Global                                       2.8%
CATV HOLDING COMPANY

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
        >IN A NUTSHELL

[PHOTO OF RALPH WANGER]                            [PHOTO OF CHARLES P. MCQUAID]

Columbia Thermostat Fund was up 2.62% for the quarter and ended the six months up 1.44%. These returns were better than the Lipper Flexible Portfolio Funds Index and easily outperformed the S&P 500 Index, and were close to the Lehman Brothers U.S. Credit Intermediate Bond Index over the same time periods. (See Page 2 for results). Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

--------------------------------------------------------------------------------
RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND

Equities

                                                     2ND               SIX-MONTH
                           WEIGHTINGS              QUARTER            RETURNS TO
                           IN CATEGORY             RETURNS              6/30/05
--------------------------------------------------------------------------------
Columbia                       21%                  4.07%                2.78%
Acorn Fund
--------------------------------------------------------------------------------
Columbia                       15%                  5.45%               -0.14%
Acorn Select
--------------------------------------------------------------------------------
Columbia Growth                24%                 -0.58%               -4.32%
Stock Fund
--------------------------------------------------------------------------------
Columbia Growth                25%                  0.61%                0.55%
& Income Fund
--------------------------------------------------------------------------------
Columbia Mid Cap               15%                  2.78%                3.74%
Value Fund
--------------------------------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN                 100%                  2.08%                0.16%
--------------------------------------------------------------------------------

Fixed Income

                                                     2ND               SIX-MONTH
                           WEIGHTINGS              QUARTER            RETURNS TO
                           IN CATEGORY             RETURNS              6/30/05
--------------------------------------------------------------------------------
Columbia Federal               30%                  3.04%                2.74%
Securities Fund
--------------------------------------------------------------------------------
Columbia Intermediate          50%                  2.65%                2.18%
Bond Fund
--------------------------------------------------------------------------------
Columbia High                  20%                  3.02%                1.18%
Yield Fund
--------------------------------------------------------------------------------
WEIGHTED AVERAGE              100%                  2.84%                2.15%
INCOME RETURN
--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE SECOND QUARTER
--------------------------------------------------------------------------------
APRIL 14, 2005:               50% stock, 50% bond

MAY 18, 2005:                 45% stock, 55% bond

JUNE 1, 2005:                 40% stock, 60% bond

--------------------------------------------------------------------------------

      The first six-months of 2005 favored the Fund's small- and mid-cap stock funds, with the Columbia Mid Cap Value Fund delivering the best performance with a 3.74% return for the six-month period and 2.78% return for the quarter. Columbia Acorn Fund also contributed to performance delivering a 2.78% return year-to-date and a 4.07% return for the quarter. Despite the good performance from the small- and mid-cap funds, the equity portion was hurt by the negative year-to-date 4.32% return of Columbia Growth Stock Fund and its 0.58% loss for the quarter. Overall, Thermostat's bond portfolio, up 2.15%, outperformed the equity portion's return of 0.16%.

      As noted in the table below, the Fund had three reallocation triggers during the second quarter. We increased stock exposure in the portfolio in April. In May and June we increased the portfolio's bond exposure.

      Assets in Columbia Thermostat were just over $206 million at the end of the first half of 2005. With the Fund's third anniversary approaching on September 25, we have been pleased with the Fund's low-risk result and steady inflows. The Fund has performed as expected in the broad trading-range market we have experienced since its inception. We continue to believe Columbia Thermostat's investment strategy should keep a portion of your portfolio at an even temperature despite ongoing market volatility.


/s/ Ralph Wanger                             /s/ Charles P. McQuaid

Ralph Wanger                                 Charles P. McQuaid
CO-PORTFOLIO MANAGER                         CO-PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.


1-800-922-6769
                                       18

COLUMBIA THERMOSTAT FUND
        >AT A GLANCE                                        TICKER SYMBOL: COTZX

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------
        >through June 30, 2005

                                     -------------------------------------------
                                     YEAR TO                             LIFE OF
                                      DATE*             1 YEAR             FUND
                                     -------------------------------------------
Returns before taxes                  1.44%              7.79%            12.39%
--------------------------------------------------------------------------------
Returns after taxes                   0.92               6.45             11.71
on distributions
--------------------------------------------------------------------------------
Returns after taxes on distribu-      1.08               5.26             10.32
tions and sale of fund shares
--------------------------------------------------------------------------------
S&P 500 (pretax)                     -0.81               6.32             16.57
--------------------------------------------------------------------------------
Lehman U.S. Credit Intermediate       1.56               5.79              5.67
Bond Index (pretax)
--------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds      -0.36               6.70             13.52
Index (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the tax impact of gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

* Year to date data not annualized.

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
--------------------------------------------------------------------------------
        >as a % of assets in each investment category, as of June 30, 2005

                    [PIE CHART]

                 STOCK MUTUAL FUNDS

Columbia Acorn Fund                               21%
Columbia Acorn Select                             15%
Columbia Growth stock Fund                        24%
Columbia Growth & Income Fund                     25%
Columbia Mid Cap Value Fund                       15%

                    [PIE CHART]

                 BOND MUTUAL FUNDS

Columbia Federal Securities Fund                  30%
Columbia Intermediate Bond Fund                   50%
Columbia High Yield Fund                          20%

--------------------------------------------------------------------------------

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS Z)
--------------------------------------------------------------------------------
        >September 25, 2002 through June 30, 2005

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to three indexes. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph and table do not reflect tax deductions that a shareholder would pay on Fund distributions or the sale of Fund shares.

PERFORMANCE SHOWN HERE REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MONTH-END UPDATES.

NAV ON 06/30/05: $13.06
TOTAL NET ASSETS OF THE FUND: $206.3 MILLION

                           AVERAGE ANNUAL TOTAL RETURN
                         -------------------------------
                            1 YEAR       LIFE OF FUND
                             7.79%         12.39%

                                [MOUNTAIN CHART]

                 COLUMBIA                 LEHMAN U.S. CREDIT    LIPPER FLEXIBLE
              THERMOSTAT FUND   S&P 500   INTERMEDIATE BOND       PORTFOLIO
              ---------------   -------   ------------------    ---------------
 9/25/2002         10000         10000         10000                10000
 9/30/2002          9850          9956         10043                10003
                   10220         10832          9962                10512
                   10700         11469         10045                10959
12/31/2002         10410         10796         10307                10579
                   10260         10513         10335                10398
                   10100         10355         10517                10294
 3/31/2003         10190         10456         10539                10360
                   10710         11317         10684                10952
                   11200         11913         10957                11490
 6/30/2003         11348         12065         10963                11609
                   11418         12278         10626                11663
                   11648         12517         10659                11902
 9/30/2003         11618         12384         10976                11912
                   12018         13085         10878                12380
                   12149         13200         10911                12510
12/31/2003         12471         13892         11019                13015
                   12643         14147         11108                13202
                   12785         14344         11231                13380
 3/31/2004         12835         14128         11330                13323
                   12572         13906         11041                12989
                   12612         14097         10971                13079
 6/30/2004         12813         14371         11011                13308
                   12620         13895         11123                12952
                   12701         13951         11339                13014
 9/30/2004         12863         14102         11381                13225
                   13076         14318         11468                13407
                   13391         14897         11367                13885
12/31/2004         13614         15404         11469                14252
                   13520         15029         11502                14024
                   13645         15345         11440                14288
 3/31/2005         13458         15073         11335                14035
                   13344         14787         11460                13778
                   13676         15258         11581                14096
 6/30/2005         13810         15279         11648                14200

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
--------------------------------------------------------------------------------
        >as a % of net assets, as of June 30, 2005

                    [PIE CHART]

Stock Mutual Funds                              39.9%
Bond Mutual Funds                               59.9%
Cash and other Assets less Liabilities           0.2%

COLUMBIA ACORN FUND
        >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

ADDITIONS
----------------------------------------------------------------------------
      INFORMATION
Advantech (Taiwan)                                  7,416,000      9,300,000
American Tower                                      3,000,000      3,500,000
Amis Holdings                                               0      1,071,000
ASE Test (Taiwan)                                   1,410,100      2,101,700
Cnet Networks                                               0      1,135,000
Crown Castle International                          4,000,000      4,500,000
CTS                                                 1,626,000      1,870,000
Diebold                                                     0        375,000
Fair Isaac                                          1,110,000      1,316,000
Littelfuse                                            785,000        915,000
Navigant Consulting                                 1,336,000      1,836,000
Navteq                                                      0        500,000
Novatek Microelectronics (Taiwan)                           0      2,600,000
Outdoor Channel                                             0        460,000
RSA Security                                        2,000,000      3,000,000
SSA Global Technologies                                     0        928,000
Tellabs                                             9,300,000      9,540,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Aeropostale                                         2,265,000      2,300,000
Ann Taylor                                          1,093,000      1,223,000
Chico's FAS                                         4,990,000      5,090,000
Coinstar                                            1,290,000      1,440,000
Four Seasons Hotels (Canada)                                0        314,000
Genesco                                               700,000        775,000
Knoll                                                 777,000      1,384,000
Paddy Power (Ireland)                                       0        650,000
Petco Animal Supplies                               1,245,000      1,445,000
Polaris Industries                                    550,000        850,000
Prestige Brands                                       350,000        657,000
Shimano (Japan)                                       610,000        780,000
Speedway Motorsports                                  553,000        933,000
Sports Authority                                    1,480,000      1,520,000
Vail Resorts                                        1,635,000      2,110,000

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Aalberts Industrie
  (Netherlands)                                       740,000        755,000
Administaff                                         1,150,000      1,300,000
Carbone Lorraine (France)                             200,000        260,000
Drew Industries                                             0        390,000
Forward Air                                         1,500,000      2,000,000
(INCLUDES THE EFFECT OF A 3 FOR 2 STOCK SPLIT)
Gardner Denver                                        785,000      1,140,000
Genlyte Group                                       1,528,000      1,600,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Hexagon (Sweden)                                       30,000        120,000
(INCLUDES THE EFFECT OF A 3 FOR 1 STOCK SPLIT)
Kaydon                                                553,000      1,100,000
Mine Safety Appliances                              1,300,000      1,440,000
Nordson                                               600,000      1,297,000
Quanta Services                                     1,700,000      2,481,000
Simpson                                             1,200,000      1,450,000
Spartech                                            3,000,000      3,150,000
Ultrapar (Brazil)                                           0    750,000,000
United Services Group
  (Netherlands)                                       675,000        740,000
Worthington Industries                              1,050,000      1,700,000

----------------------------------------------------------------------------
      FINANCE
Assurant                                                    0        715,000
Independent Bank                                      152,000        252,000
Nuveen Investments                                    965,000      1,290,000
Paragon Group (United Kingdom)                              0      1,950,000
Provident Bancorp                                     160,000        360,000
Scottish Re Group                                   1,250,000      1,500,000
United America Indemnity                              700,000      1,300,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
FMC Technologies                                    2,300,000      2,350,000
Fugro (Netherlands)                                         0      1,365,000
(INCLUDES THE EFFECT OF A 4 FOR 1 STOCK SPLIT)
McMoran Exploration                                 1,100,000      1,200,000
Pride International                                 2,100,000      2,300,000
Sociedad Quimica Y Minera
  de Chile (Chile)                                     32,800        275,000
Tipperary                                           2,265,000      2,320,000
Veritas DGC                                           374,000        700,000
Western Gas                                         3,000,000      3,200,000


1-800-922-6769
                                       20

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

ADDITIONS (CONTINUED)
----------------------------------------------------------------------------
      HEALTH CARE
Advanced Medical Optics                                     0        552,000
Arrow International                                   655,000        851,000
Cytokinetics                                                0        705,000
CYTYC                                                 861,000      1,150,000
Datascope                                                   0        261,000
Decode Genetics                                             0      1,900,000
Dendrite International                              1,333,000      2,033,000
Exelixis                                              888,000      2,000,000
Intermagnetics General                                750,000      1,180,000
Lexicon Genetics                                    2,000,000      3,100,000
Martek Biosciences                                    519,000        900,000
NPS Pharmaceuticals                                   776,000      1,176,000
Rigel Pharmaceuticals                                       0        675,000
Seattle Genetics                                            0      2,300,000
Serologicals                                          700,000      1,200,000
Tanox                                                       0      1,500,000

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Diamondrock Hospitality                             1,000,000      1,303,000
Gaylord Entertainment                                       0        475,000
Heartland Express                                     980,000      1,500,000
Kite Realty Group                                           0        717,000

SALES
----------------------------------------------------------------------------
      INFORMATION
3Com                                                2,900,000              0
Corus Entertainment (Canada)                          710,000              0
FTI Consulting                                      1,000,000        162,000
Global Payments                                     1,432,000      1,407,000
Insight Communications                              2,700,000      2,430,000
International Game Technology                       6,700,000      6,000,000
MAPICS                                              2,200,000              0
McAfee                                              1,448,000              0
Pericom Semiconductor                                 521,000         68,000
Radiant Systems                                     1,575,000      1,542,000
Trimble Navigation                                  1,200,000      1,000,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
AFC Enterprises                                     2,000,000      1,700,000
Amer Sports                                         1,110,000              0
Autogrill (Italy)                                   1,447,000              0
Esprit Holdings (Hong Kong)                         2,250,000              0
Hunter Douglas (Netherlands)                          248,000              0
Kappa Create (Japan)                                  388,000        366,000
Masonite International (Canada)                       465,000              0
Monaco Coach                                        1,000,000        762,000
SCP Pool                                            1,989,000      1,689,000
Station Casinos                                       890,000        745,000
Wacoal (Japan)                                      1,000,000        789,000

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

SALES (CONTINUED)
----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Cobham (United Kingdom)                               500,000              0
Dominion Homes                                        572,000              0
Hub Group                                             304,000              0
Schulman                                            1,000,000        336,000

----------------------------------------------------------------------------
      FINANCE
Anglo Irish Bank (Ireland)                          6,657,588      6,243,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
BankFirst                                              19,000              0
Credito Emiliano (Italy)                            1,000,000              0
Cullen Frost Bankers                                  370,000              0
Den Norske Bank (Norway)                            2,150,000      1,670,000
FirstFed Financial                                     76,000              0
Midwest Bank                                          170,000         18,000
Stewart Information Services                          340,000              0
Texas Regional Bancshares                           1,190,000              0
Washington Federal                                  1,605,000      1,285,000
World Acceptance                                    1,820,000      1,700,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
Equitable Resources                                 1,600,000      1,200,000
Hanover Compressor                                  1,200,000              0
Petrokazakhstan (Canada)                              680,000        662,800
Quicksilver Resources                                 700,000              0
XTO Energy                                          9,000,000      5,000,000

----------------------------------------------------------------------------
      HEALTH CARE
Ciphergen Biosystems                                1,708,000              0
CTI Molecular Imaging                               1,900,000              0
Myriad Genetics                                       460,000              0
SYRRX, Series C                                       461,000              0
VISX                                                1,000,000              0

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Allied Waste Industries                             2,500,000              0

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                                                       COMMON STOCKS AND OTHER
                                                 EQUITY-LIKE SECURITIES: 92.4%
------------------------------------------------------------------------------
INFORMATION: 21.9%
                SOFTWARE/SERVICES
                >BUSINESS SOFTWARE: 3.6%
    1,900,000   Micros Systems (b)                                 $    85,025
                INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
   11,500,000   Novell (b)                                              71,300
                DIRECTORY, OPERATING SYSTEM & IDENTITY
                MANAGEMENT SOFTWARE
    1,478,000   Kronos (b)                                              59,696
                LABOR MANAGEMENT SOLUTIONS
      847,000   Avid Technology (b)                                     45,128
                DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
    3,448,000   Aspect Communications (b)(c)                            38,721
                CALL CENTER SOFTWARE
    2,000,000   MRO Software (b)(c)                                     29,220
                ENTERPRISE MAINTENANCE SOFTWARE
    1,521,000   Sybase (b)                                              27,910
                DATABASE SOFTWARE
    2,200,000   JDA Software Group (b)(c)                               25,036
                APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
    1,300,000   Witness Systems (b)                                     23,699
                CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
    6,700,000   E.Piphany (b)(c)                                        23,316
                CRM SOFTWARE
    1,542,000   Radiant Systems (b)(c)                                  17,579
                POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
      460,000   Maximus                                                 16,233
                OUTSOURCER FOR LOCAL GOVERNMENT
    3,000,000   Lawson Software (b)                                     15,450
                ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
    5,000,000   Indus International (b)(c)                              12,300
      600,000   Indus International (b)(c)                               1,476
                ENTERPRISE ASSET MANAGEMENT SOFTWARE
    6,000,000   Actuate (b)(c)                                          11,220
                INFORMATION DELIVERY SOFTWARE & SOLUTIONS
      928,000   SSA Global Technologies (b)                             11,136
                ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
    1,250,000   ClickSoftware Technologies (b)                           2,338
                SERVICE CHAIN OPTIMIZATION SOFTWARE
------------------------------------------------------------------------------
                                                                       516,783

                >BUSINESS INFORMATION/BUSINESS
                 SERVICES/ PUBLISHING: 1.8%
    1,200,000   Getty Images (b)                                        89,112
                PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
    1,316,000   Fair Isaac                                              48,034
                CREDIT SCORING & DECISION ANALYTIC SOFTWARE
    1,836,000   Navigant Consulting (b)                                 32,424
                FINANCIAL CONSULTING FIRM
    2,685,000   InfoUSA (c)                                             31,415
                BUSINESS DATA FOR SALES LEADS
    1,395,000   Ceridian (b)                                            27,175
                HR SERVICES & PAYMENT PROCESSING
      500,000   Navteq (b)                                              18,590
                MAP DATA FOR ELECTRONIC DEVICES
      350,000   Dex Media                                                8,544
                YELLOW PAGES PUBLISHER

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

    1,700,000   PRIMEDIA (b)                                       $     6,885
                SPECIALTY MAGAZINES & OTHER PUBLICATIONS
      162,000   FTI Consulting (b)                                       3,386
                FINANCIAL CONSULTING FIRM
------------------------------------------------------------------------------
                                                                       265,565

                >TRANSACTION PROCESSORS: 1.0%
    1,407,000   Global Payments                                         95,395
                CREDIT CARD PROCESSOR
    9,000,000   Hong Kong Exchanges & Clearing
                (Hong Kong)                                             23,312
                HONG KONG EQUITY & DERIVATIVES OPERATOR
    1,250,000   Pegasus Systems (b)(c)                                  13,938
                TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
      600,000   Cubic                                                   10,644
                REVENUE COLLECTION & DEFENSE SYSTEMS
------------------------------------------------------------------------------
                                                                       143,289

                >ELECTRONICS DISTRIBUTION: 0.9%
    2,325,000   Avnet (b)                                               52,382
                ELECTRONIC COMPONENTS DISTRIBUTION
      730,000   CDW                                                     41,676
                TECHNOLOGY RESELLER
      680,000   Tech Data (b)                                           24,895
                I/T DISTRIBUTOR
      710,000   Agilysys                                                11,147
                I/T DISTRIBUTOR
------------------------------------------------------------------------------
                                                                       130,100

                >INTERNET: 0.8%
    3,000,000   RSA Security (b)                                        34,440
                ENTERPRISE SECURITY SOFTWARE
    9,500,000   Skillsoft Publishing (b)(c)                             32,775
                PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                (E-LEARNING)
    2,000,000   ValueClick (b)                                          24,660
                INTERNET ADVERTISING
    1,135,000   Cnet Networks (b)                                       13,325
                INTERNET ADVERTISING ON NICHE WEBSITES
    1,400,000   DoubleClick (b)                                         11,746
                INTERNET ADVERTISING & DIRECT MARKETING
                STATISTICAL DATA
    1,879,808   Vital Stream, Cl. C (b)                                  1,352
                STREAMING SERVICES FOR THE INTERNET
------------------------------------------------------------------------------
                                                                       118,298

                >COMPUTER SERVICES: 0.6%
    4,000,000   Bearing Point (b)                                       29,320
                BUSINESS CONSULTING & TECHNOLOGY STRATEGY
    5,000,000   Igate Capital (b)(c)                                    17,900
                I/T & BPO OUTSOURCING SERVICES
    4,600,000   AnswerThink Consulting (b)(c)                           16,330
                I/T INTEGRATION & BEST PRACTICE RESEARCH
    2,000,000   Ciber (b)                                               15,960
                SOFTWARE SERVICES & STAFFING
    2,300,000   Analysts International (b)(c)                            7,866
                TECHNOLOGY STAFFING SERVICES
    1,025,000   New Horizons Worldwide (b)(c)                            3,587
                COMPUTER TRAINING SERVICES
------------------------------------------------------------------------------
                                                                        90,963


1-800-922-6769
                                       22

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >CONSUMER SOFTWARE: 0.3%
    1,333,000   Activision (b)                                     $    22,021
                ENTERTAINMENT SOFTWARE
      700,000   THQ (b)                                                 20,489
                ENTERTAINMENT SOFTWARE
------------------------------------------------------------------------------
                                                                        42,510

                COMPUTER RELATED HARDWARE
                >COMPUTER HARDWARE/RELATED SYSTEMS: 2.4%
    1,525,000   Unova (b)                                               40,611
                BARCODE & WIRELESS LAN SYSTEMS
      371,900   Neopost (France)                                        32,686
                POSTAGE METER MACHINES
    1,070,000   Avocent (b)                                             27,970
                COMPUTER CONTROL SWITCHES
      660,000   Rogers (b)                                              26,763
                PCB LAMINATES & HIGH PERFORMANCE FOAMS
    1,173,000   Belden CDT                                              24,868
                SPECIALTY CABLE
    1,870,000   CTS (c)                                                 22,982
                ELECTRONIC COMPONENTS, SENSORS & EMS
    9,300,000   Advantech (Taiwan)                                      21,919
                EMBEDDED COMPUTERS
    2,100,000   Symbol Technologies                                     20,727
                MOBILE COMPUTERS & BARCODE SCANNERS
    1,070,000   II VI (b)                                               19,677
                LASER COMPONENTS
      230,000   Wincor Nixdorf (Germany)                                18,791
                RETAIL POS SYSTEMS & ATM MACHINES
      400,000   Zebra Technologies (b)                                  17,516
                BAR CODE PRINTERS
      375,000   Diebold                                                 16,916
                AUTOMATED TELLER MACHINES
      625,000   Excel Technologies (b)(c)                               15,188
                LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
    1,875,000   SeaChange International (b)(c)                          13,163
                SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
      480,000   Applied Films (b)                                       12,288
                THIN-FILM GLASS COATING EQUIPMENT
    5,000,000   Concurrent Computer (b)(c)                              10,650
                VIDEO ON DEMAND SYSTEMS & SERVICES
    6,800,000   Phoenixtec Power (Taiwan)                                7,295
                UNINTERRUPTIBLE POWER SUPPLIES
------------------------------------------------------------------------------
                                                                       350,010

                >SEMICONDUCTORS/RELATED EQUIPMENT: 1.4%
    1,510,000   Integrated Circuit Systems (b)                          31,166
                SILICON TIMING DEVICES
    1,835,000   Semtech (b)                                             30,553
                ANALOG SEMICONDUCTORS
    1,905,000   IXYS (b)(c)                                             27,013
                POWER SEMICONDUCTORS
      915,000   Littelfuse (b)                                          25,483
                LITTLE FUSES
    2,000,000   Entegris (b)                                            19,800
                SEMICONDUCTOR WAFER SHIPPING & HANDLING PRODUCTS
    1,071,000   Amis Holdings (b)                                       14,287
                ANALOG & MIXED: SIGNAL SEMICONDUCTORS

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

   10,000,000   Sunplus Technology (Taiwan)                        $    13,997
                FABLESS SEMICONDUCTOR DESIGNER
    2,101,700   ASE Test (Taiwan) (b)                                   13,535
                SEMICONDUCTOR PACKAGING & TEST SERVICES
    2,600,000   Novatek Microelectronics (Taiwan)                       11,055
                LCD RELATED IC DESIGNER
      565,000   Supertex (b)                                             9,978
                MIXED-SIGNAL SEMICONDUCTORS
      361,000   Actel (b)                                                5,018
                FIELD PROGRAMMABLE GATE ARRAYS
       68,000   Pericom Semiconductor (b)                                  554
                INTERFACE INTEGRATED CIRCUITS
------------------------------------------------------------------------------
                                                                       202,439

                >GAMING EQUIPMENT: 1.4%
    6,000,000   International Game Technology                          168,900
                SLOT MACHINES & PROGRESSIVE JACKPOTS
    1,050,000   Shuffle Master (b)                                      29,432
                CARD SHUFFLERS & CASINO GAMES
------------------------------------------------------------------------------
                                                                       198,332

                >INSTRUMENTATION: 0.9%
    1,000,000   Trimble Navigation (b)                                  38,970
                GPS-BASED INSTRUMENTS
      711,000   Dionex (b)                                              31,007
                ION & LIQUID CHROMATOGRAPHY
      600,000   Mettler Toledo (b)                                      27,948
                LABORATORY EQUIPMENT
    2,300,000   Spectris (United Kingdom)                               20,346
                ELECTRONIC INSTRUMENTATION & CONTROLS
      428,000   Varian (b)                                              16,174
                ANALYTICAL INSTRUMENTS
------------------------------------------------------------------------------
                                                                       134,445

                >CONTRACT MANUFACTURING: 0.5%
    1,855,000   Jabil Circuit (b)                                       57,004
                ELECTRONIC MANUFACTURING SERVICES
    1,536,000   Plexus (b)                                              21,857
                ELECTRONIC MANUFACTURING SERVICES
------------------------------------------------------------------------------
                                                                        78,861

                TELECOMMUNICATIONS
                >TELECOMMUNICATION SERVICES: 2.7%
    3,000,000   Western Wireless (b)                                   126,900
                RURAL CELLULAR PHONE SERVICES
    4,500,000   Crown Castle International (b)                          91,440
                COMMUNICATION TOWERS
    3,500,000   American Tower (b)                                      73,570
                COMMUNICATION TOWERS IN USA & MEXICO
      800,000   Commonwealth Telephone                                  33,528
                RURAL PHONE FRANCHISES & CLEC
      780,000   Telephone & Data Systems                                31,832
      780,000   Telephone & Data Systems, Cl. S                         29,905
                CELLULAR & TELEPHONE SERVICES
------------------------------------------------------------------------------
                                                                       387,175

                >TELECOMMUNICATIONS EQUIPMENT: 1.2%
    9,540,000   Tellabs (b)                                             82,998
                TELECOMMUNICATIONS EQUIPMENT
    2,750,000   Andrew (b)                                              35,090
                WIRELESS INFRASTRUCTURE EQUIPMENT

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >TELECOMMUNICATIONS EQUIPMENT--CONTINUED
      960,000   Plantronics                                        $    34,906
                COMMUNICATION HEADSETS
    1,510,000   Symmetricom (b)                                         15,659
                NETWORK TIMING & SYNCHRONIZATION DEVICES
------------------------------------------------------------------------------
                                                                       168,653

                MEDIA
                >TELEVISION PROGRAMMING/CATV: 1.3%
    1,700,000   Liberty Global (formerly known as
                Liberty Media International) (b)                        79,339
                CATV HOLDING COMPANY
       35,506   Jupiter Telecommunications (Japan) (b)                  29,835
                LARGEST CABLE SERVICE PROVIDER IN JAPAN
    2,430,000   Insight Communications (b)                              26,852
                CATV FRANCHISES IN MIDWEST
    2,605,000   Liberty Media (b)                                       26,545
                CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
    1,250,000   Mediacom Communications (b)                              8,588
                CABLE TELEVISION FRANCHISES
      333,000   Alliance Atlantis Communication (b)
                (Canada)                                                 7,814
                CATV CHANNELS, TV/MOVIE PRODUCTION/DISTRIBUTION
      460,000   Outdoor Channel (b)                                      6,330
                CABLE TELEVISION PROGRAMMING
------------------------------------------------------------------------------
                                                                       185,303

                >TV/SATELLITE BROADCASTING: 0.7%
    3,307,000   SES Global (France)                                     49,778
                SATELLITE BROADCASTING SERVICES
    1,750,000   Gray Television                                         21,105
                MID MARKET AFFILIATED TV STATIONS
    2,200,000   Entravision Communications (b)                          17,138
                SPANISH LANGUAGE TV, RADIO & OUTDOOR
      270,000   Metropole TV (France)                                    6,840
                TELEVISION BROADCASTER
      200,000   Young Broadcasting (b)                                     830
                TELEVISION STATIONS
------------------------------------------------------------------------------
                                                                        95,691

                >RADIO BROADCASTING: 0.4%
    1,291,000   Salem Communications (b)                                25,613
                RADIO STATIONS FOR RELIGIOUS PROGRAMMING
    1,200,000   Cumulus Media, Cl. A (b)                                14,136
                RADIO STATIONS IN SMALL CITIES
      992,000   Saga Communications (b)                                 13,888
                RADIO STATIONS IN SMALL & MID-SIZED CITIES
    1,200,000   Spanish Broadcasting (b)                                11,988
                SPANISH LANGUAGE RADIO STATIONS
------------------------------------------------------------------------------
                                                                        65,625
                                                                   -----------
INFORMATION: TOTAL                                                   3,174,042

------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 21.0%
                SERVICES
                >RETAIL: 6.8%
    5,090,000   Chico's FAS (b)                                        174,485
                WOMEN'S SPECIALTY RETAILER
    3,200,000   Michaels Stores                                        132,384
                CRAFT & HOBBY SPECIALTY RETAILER

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                          VALUE (000)
------------------------------------------------------------------------------

    1,245,000   Abercrombie & Fitch                                $    85,531
                TEEN APPAREL RETAILER
    2,300,000   Aeropostale (b)                                         77,280
                MALL BASED TEEN RETAILER
    3,743,000   Christopher & Banks (c)                                 68,347
                WOMEN'S APPAREL RETAILER
    1,400,000   Williams Sonoma (b)                                     55,398
                HOME GOODS & FURNISHING RETAILER
    1,520,000   Sports Authority (b)(c)                                 48,336
                SPORTING GOODS STORES
      826,000   Urban Outfitters (b)                                    46,826
                APPAREL & HOME SPECIALTY RETAILER
    1,445,000   Petco Animal Supplies (b)                               42,367
                PET SUPPLIES & SERVICES
    1,072,000   Zale (b)                                                33,972
                SPECIALTY RETAILER OF JEWELRY
    1,300,000   Borders Group                                           32,903
                BOOKSTORES
    1,223,000   Ann Taylor (b)                                          29,694
                WOMEN'S APPAREL RETAILER
      775,000   Genesco (b)                                             28,745
                MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
      230,000   Whole Foods Market                                      27,209
                NATURAL FOOD SUPERMARKETS
    1,370,000   Hot Topic (b)                                           26,194
                MUSIC INSPIRED RETAILER OF APPAREL, ACCESSORIES &
                GIFTS
      958,000   Brookstone (b)                                          18,087
                SPECIALTY CONSUMER PRODUCT RETAILER
      955,000   West Marine (b)                                         17,247
                LARGEST RETAILER OF BOATING SUPPLIES
      300,000   Fast Retailing (Japan)                                  15,557
                APPAREL RETAILER
      350,000   Edgars Consolidated Stores
                (South Africa)                                          15,183
                LEADING RETAIL CONGLOMERATE
    1,062,000   Gaiam (b)(c)                                             7,392
                HEALTHY LIVING CATALOGS & E-COMMERCE
$       6,000   Gadzooks 5% Convertible 10/07/08 (d)(f)                      0
                TEEN APPAREL RETAILER
------------------------------------------------------------------------------
                                                                       983,137

                >CONSUMER SERVICES: 1.7%
    2,250,000   ITT Educational Services (b)                           120,195
                POSTSECONDARY DEGREE PROGRAMS
      775,000   Weight Watchers (b)                                     39,998
                WEIGHT LOSS PROGRAMS
    1,440,000   Coinstar (b)(c)                                         32,674
                OWNER/OPERATOR OF COIN COUNTING MACHINES
    1,530,000   Central Parking                                         21,037
                OWNER, OPERATOR & MANAGER OF PARKING LOTS &
                GARAGES
      870,000   Park 24 (Japan)                                         17,186
                PARKING LOT OPERATOR
    1,850,000   Princeton Review (b)(c)                                 10,786
                COLLEGE PREPARATION COURSES
    2,350,000   Bally Total Fitness (b)(c)                               7,614
                NATIONAL CHAIN OF FITNESS CENTERS
------------------------------------------------------------------------------
                                                                       249,490


1-800-922-6769
                                       24

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >CASINOS: 1.3%
      745,000   Station Casinos                                    $    49,468
                CASINOS & RIVERBOATS
      875,000   Argosy Gaming (b)                                       40,784
                REGIONAL RIVERBOAT CASINOS
    2,750,000   Alliance Gaming (b)(c)                                  38,555
                DIVERSIFIED GAMING COMPANY
    1,925,000   Pinnacle Entertainment (b)                              37,653
                REGIONAL RIVERBOAT CASINOS
    4,500,000   Sky City Entertainment (New Zealand)                    13,985
                CASINO/ENTERTAINMENT COMPLEX
      226,000   Lakes Entertainment (b)                                  3,480
                NATIVE AMERICAN CASINO DEVELOPMENT
------------------------------------------------------------------------------
                                                                       183,925

                >TRAVEL: 1.3%
    2,110,000   Vail Resorts (b)(c)                                     59,291
                OWNER/OPERATOR OF SKI RESORTS
    1,814,500   Intrawest (Canada)                                      43,452
                OWNER/OPERATOR OF SKI RESORTS
    3,380,000   LaQuinta (b)                                            31,535
                OWNER/FRANCHISER OF MID-PRICED HOTELS
      314,000   Four Seasons Hotels (Canada)                            20,755
                LUXURY HOTEL OPERATOR
    1,045,000   Navigant International (b)(c)                           15,351
                CORPORATE TRAVEL AGENCY
      698,000   Jurys Doyle Hotel (Ireland)                             13,088
                OWNER/OPERATOR OF MID-PRICED HOTELS
------------------------------------------------------------------------------
                                                                       183,472

                >ENTERTAINMENT/LEISURE PRODUCTS: 0.9%
      905,000   International Speedway Motors                           50,915
                LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
    1,220,000   RC2 (b)(c)                                              45,835
                COLLECTIBLES, TOYS & INFANT PRODUCTS
      933,000   Speedway Motorsports                                    34,110
                MOTORSPORT RACETRACK OWNER & OPERATOR
      500,000   Callaway Golf                                            7,715
                PREMIUM GOLF CLUBS & BALLS
------------------------------------------------------------------------------
                                                                       138,575

                >RESTAURANTS: 0.3%
    1,700,000   AFC Enterprises (c)                                     22,406
                POPEYES RESTAURANTS
      364,000   Cheesecake Factory (b)                                  12,642
                CASUAL DINING RESTAURANTS
      366,000   Kappa Create (Japan)                                     7,628
                SUSHI CHAIN RESTAURANT OPERATOR
------------------------------------------------------------------------------
                                                                        42,676

                >CRUISE LINES: 0.1%
      400,000   Carnival                                                21,820
                LARGEST CRUISE LINE
------------------------------------------------------------------------------

                >GAMING: 0.1%
      650,000   Paddy Power (Ireland)                                   11,093
                IRISH BETTING SERVICES
      690,000   Intralot (Greece)                                       10,526
                LOTTERY & GAMING SYSTEMS & SERVICES
------------------------------------------------------------------------------
                                                                        21,619

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                GOODS
                >APPAREL: 2.4%
    5,980,000   Coach (b)                                          $   200,749
                DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
      844,000   Oxford Industries (c)                                   36,334
                BRANDED & PRIVATE LABEL APPAREL
    3,000,000   Billabong International (Australia)                     30,993
                ACTION SPORTS APPAREL BRAND MANAGER
      469,000   Carter's (b)                                            27,380
                CHILDREN'S BRANDED APPAREL
      400,000   Columbia Sportswear (b)                                 19,756
                ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
      728,000   Steven Madden (b)(c)                                    12,929
                WHOLESALER/RETAILER OF FASHION FOOTWEAR
      789,000   Wacoal (Japan)                                          10,011
                WOMEN'S SPECIALTY APPAREL
    3,882,411   Pacific Brands (Australia)                               6,669
                AUSTRALIAN BRANDED APPAREL
------------------------------------------------------------------------------
                                                                       344,821

                >FURNITURE/TEXTILES: 2.2%
    2,200,000   HNI                                                    112,530
                OFFICE FURNITURE & FIREPLACES
      765,000   Mohawk Industries (b)                                   63,113
                CARPET & FLOORING
    1,900,000   Herman Miller                                           58,596
                OFFICE FURNITURE
    2,130,000   Nobia (Sweden)                                          30,913
                KITCHEN CABINET MANUFACTURING & DISTRIBUTION
      844,000   American Woodmark (c)                                   25,328
                KITCHEN CABINET MANUFACTURER
    1,384,000   Knoll                                                   23,680
                OFFICE FURNITURE
------------------------------------------------------------------------------
                                                                       314,160

                >NONDURABLES: 1.1%
      895,000   Scotts Company (b)                                      63,733
                CONSUMER LAWN & GARDEN PRODUCTS
    1,689,000   SCP Pool                                                59,267
                DISTRIBUTOR OF SWIMMING POOL SUPPLIES
      630,000   Natura Cosmeticos (Brazil)                              20,103
                DIRECT RETAILER OF COSMETICS
      657,000   Prestige Brands (b)                                     12,812
                OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
------------------------------------------------------------------------------
                                                                       155,915

                >LEISURE VEHICLES: 1.0%
    1,745,000   Harley-Davidson                                         86,552
                MOTORCYCLES & RELATED MERCHANDISE
      850,000   Polaris Industries                                      45,900
                LEISURE VEHICLES & RELATED PRODUCTS
      762,000   Monaco Coach                                            13,099
                RECREATIONAL VEHICLES
    2,850,000   Ducati Motor (Italy) (b)                                 3,374
                MOTORCYCLES & RELATED MERCHANDISE
------------------------------------------------------------------------------
                                                                       148,925

                >FOOD & BEVERAGES: 0.9%
      725,000   Orkla (Norway)                                          26,582
                FOOD & DIVERSIFIED CONSUMER GOODS

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >FOOD & BEVERAGES--CONTINUED
    1,000,000   Kerry (Ireland)                                    $    24,662
                FOOD INGREDIENTS
      850,000   NBTY (b)                                                22,049
                VITAMINS & SUPPLEMENTS
   30,000,000   Global Bio-Chem Technology
                Group (China)                                           18,578
    1,700,000   Global Bio-Chem Technology Group
                Warrants (China)                                            28
                REFINER OF CORN-BASED COMMODITIES
    3,000,000   Lion Nathan (Australia)                                 17,247
                BEER BREWER/DISTRIBUTOR
    1,800,000   Davide Campari (Italy)                                  13,152
                SPIRITS & WINE
      900,000   IAWS (Ireland)                                          12,574
                BAKED GOODS
------------------------------------------------------------------------------
                                                                       134,872

                >DURABLE GOODS: 0.9%
    1,316,000   Helen of Troy (b)                                       33,505
                HAIRDRYERS & CURLING IRONS
      465,000   Hyundai Mobis (South Korea)                             31,116
                AUTO PARTS
   10,000,000   Techtronic Industries (Hong Kong)                       25,191
                POWER TOOLS & MOTORIZED APPLIANCES
      780,000   Shimano (Japan)                                         22,133
                BICYCLE COMPONENTS & FISHING TACKLE
      133,000   Funai Electric (Japan)                                  13,599
                CONSUMER ELECTRONICS
------------------------------------------------------------------------------
                                                                       125,544
                                                                   -----------
CONSUMER GOODS/SERVICES: TOTAL                                       3,048,951

------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 15.4%
                >MACHINERY: 2.5%
    1,050,000   Esco Technologies (b)(c)                               105,840
                FILTRATION & TEST EQUIPMENT
    2,250,000   Ametek                                                  94,162
                AEROSPACE/INDUSTRIAL INSTRUMENTS
    1,297,000   Nordson                                                 44,461
                DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
    1,140,000   Gardner Denver (b)(c)                                   39,991
                AIR COMPRESSORS, BLOWERS & PUMPS
      840,000   Pentair                                                 35,960
                PUMPS, WATER TREATMENT & TOOLS
    1,100,000   Kaydon                                                  30,635
                SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
      106,000   Oshkosh Truck                                            8,298
                SPECIALTY TRUCK MANUFACTURER
      150,000   Tennant                                                  5,312
                NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
------------------------------------------------------------------------------
                                                                       364,659

                >INDUSTRIAL GOODS: 2.2%
    3,200,000   Clarcor (c)                                             93,600
                MOBILE & INDUSTRIAL FILTERS
    1,600,000   Genlyte Group (b)(c)                                    77,984
                COMMERCIAL LIGHTING FIXTURES
    1,440,000   Mine Safety Appliances                                  66,528
                SAFETY EQUIPMENT

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

    2,000,000   Donaldson                                          $    60,660
                INDUSTRIAL AIR FILTRATION
      390,000   Drew Industries (b)                                     17,706
                RV & MFG HOME COMPONENTS
    3,000,000   Electric City (b)(c)                                     2,760
                ELECTRICITY CONSERVATION DEVICES
------------------------------------------------------------------------------
                                                                       319,238

                >LOGISTICS: 2.0%
    2,750,000   Expeditors International
                of Washington                                          136,978
                INTERNATIONAL FREIGHT FORWARDER
      900,000   UTI Worldwide                                           62,658
                GLOBAL LOGISTICS & FREIGHT FORWARDING
    2,000,000   Forward Air (c)                                         56,540
                FREIGHT TRANSPORTATION BETWEEN AIRPORTS
    2,600,000   Exel (United Kingdom)                                   39,359
                GLOBAL LOGISTICS & FREIGHT FORWARDING
------------------------------------------------------------------------------
                                                                       295,535

                >INDUSTRIAL DISTRIBUTION: 1.9%
    2,286,000   Watsco (c)                                              97,384
                HVAC DISTRIBUTION
    1,925,000   Airgas                                                  47,490
                INDUSTRIAL GAS DISTRIBUTOR
    3,800,000   Grafton Group (Ireland) (b)                             43,973
                BUILDING MATERIALS, WHOLESALING & DIY RETAILING
    1,200,000   Hughes Supply                                           33,720
                INDUSTRIAL DISTRIBUTION
    1,031,000   Nuco2 (b)(c)                                            26,466
                BULK CO 2 GAS DISTRIBUTION TO RESTAURANTS
      600,000   Aviall (b)                                              18,954
                AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
------------------------------------------------------------------------------
                                                                       267,987

                >CONSTRUCTION: 1.3%
      738,000   Florida Rock Industries                                 54,132
                CONCRETE & AGGREGATES
    1,450,000   Simpson                                                 44,298
                WALL JOINT MAKER
      787,500   Wienerberger (Austria)                                  36,494
                BRICKS & CLAY ROOFING TILES
       42,500   Geberit International (Switzerland)                     27,119
                PLUMBING SUPPLIES
      380,000   Daito Trust Construction (Japan)                        14,190
                APARTMENT BUILDER
    3,000,000   Consorcio (Mexico)                                      10,358
                AFFORDABLE HOUSING BUILDER
------------------------------------------------------------------------------
                                                                       186,591

                >STEEL: 1.2%
    2,850,000   Gibraltar Industries (c)                                52,839
                STEEL PROCESSING
      600,000   Tenaris (Argentina)                                     46,962
                STEEL PIPE FOR OIL WELLS & PIPELINES
      158,000   Vallourec (France)                                      45,368
                SEAMLESS TUBES
    1,700,000   Worthington Industries                                  26,860
                STEEL PROCESSING
------------------------------------------------------------------------------
                                                                       172,029


1-800-922-6769
                                       26

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >OUTSOURCING SERVICES & TRAINING: 1.1%
    1,800,000     Labor Ready (b)                                  $    41,958
                  TEMPORARY MANUAL LABOR
    1,300,000     Administaff (c)                                       30,888
                  PROFESSIONAL EMPLOYER ORGANIZATION
      635,000     Bilfinger Berger (Germany)                            29,560
                  CONSTRUCTION & RELATED SERVICES
    2,481,000     Quanta Services (b)                                   21,833
                  ELECTRICAL & TELECOM CONSTRUCTION SERVICES
      740,000     United Services Group (Netherlands)                   19,528
                  TEMPORARY STAFFING SERVICES
      565,000     Meitec (Japan)                                        17,341
                  STAFFING COMPANY SPECIALIZING IN R&D ENGINEERS
      600,000     GP Strategies (b)                                      4,884
                  TRAINING PROGRAMS
------------------------------------------------------------------------------
                                                                       165,992

                >SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 1.1%
    3,150,000     Spartech (c)                                          56,070
                  PLASTICS DISTRIBUTION & COMPOUNDING
      450,000     Novozymes (Denmark)                                   22,233
                  INDUSTRIAL ENZYMES
       35,000     Sika (Switzerland) (b)                                21,784
                  CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                  APPLICATION
      200,000     Imerys (France)                                       13,748
                  INDUSTRIAL MINERALS PRODUCER
  750,000,000     Ultrapar (Brazil)                                     13,111
                  SPECIALTY CHEMICALS & LIQUID PROPANE GAS
                  DISTRIBUTION
      260,000     Carbone Lorraine (France)                             12,337
                  ADVANCED INDUSTRIAL MATERIALS
       20,000     Givaudan (Switzerland)                                11,600
                  INDUSTRIAL FRAGRANCES & FLAVORS
      336,000     Schulman                                               6,011
                  PLASTICS DISTRIBUTION & COMPOUNDING
------------------------------------------------------------------------------
                                                                       156,894

                >WATER: 1.1%
      856,000     Cuno (b)                                              61,153
                  FILTRATION & FLUIDS CLARIFICATION
    3,000,000     Tetra Tech (b)(c)                                     40,590
                  RESOURCE MANAGEMENT & INFRASTRUCTURE CONSULTING
    1,080,000     Pall                                                  32,789
                  FILTRATION & FLUIDS CLARIFICATION
      554,000     Watts Water Technologies                              18,553
                  WATER, VALVES, REGULATORS & FILTRATION
------------------------------------------------------------------------------
                                                                       153,085

                >OTHER INDUSTRIAL SERVICES: 0.5%
      825,000     Mobile Mini (b)(c)                                    28,446
                  LEASES PORTABLE STORAGE UNITS
    1,500,000     Clark (c)                                             21,495
                  EXECUTIVE COMPENSATION & BENEFITS CONSULTING
       35,000     Schindler (Switzerland)                               12,598
                  ELEVATOR MANUFACTURER & SERVICE PROVIDER
      300,000     IMTech (Netherlands)                                  10,484
                  TECHNICAL ENGINEERING
      185,000     Jaakko Poyry (Finland)                                 5,538
                  ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
------------------------------------------------------------------------------
                                                                        78,561

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >CONGLOMERATES: 0.4%
      755,000   Aalberts Industrie (Netherlands)                   $    34,500
                FLOW CONTROL & HEAT TREATMENT
        5,550   Pargesa (Switzerland)                                   20,226
                INDUSTRIAL & MEDIA HOLDINGS
      120,000   Hexagon (Sweden)                                         2,422
                MEASUREMENT EQUIPMENT & POLYMERS
------------------------------------------------------------------------------
                                                                        57,148

                >ELECTRICAL COMPONENTS: 0.1%
    1,125,000   Ushio (Japan)                                           19,937
                INDUSTRIAL LIGHT SOURCES
------------------------------------------------------------------------------

                                                                   -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                     2,237,656

------------------------------------------------------------------------------
FINANCE: 12.1%
                >BANKS: 4.6%
    2,712,000   Associated Banc-Corp                                    91,286
                MIDWEST BANK
    3,502,000   TCF Financial                                           90,632
                GREAT LAKES BANK
    1,958,000   BOK Financial                                           90,303
                SOUTHWEST MIDDLE MARKET BANK
    6,243,000   Anglo Irish Bank (Ireland)                              77,328
                SMALL BUSINESS & MIDDLE MARKET BANKING
    2,734,000   Glacier Bancorp (c)                                     71,439
                MOUNTAIN STATES BANK
    1,320,000   West Coast Bancorp (c)                                  32,221
                PORTLAND SMALL BUSINESS LENDER
      250,000   Komercni Banka (Czech Republic)                         31,314
                LEADING CZECH UNIVERSAL BANK
    1,850,000   Depfa Bank (Ireland)                                    29,563
                INTERNATIONAL PUBLIC SECTOR FINANCE
    1,516,000   Republic                                                22,710
                MICHIGAN BANK
      756,000   Chittenden                                              20,563
                VERMONT & WESTERN MASSACHUSETTS BANK
      640,000   Great Southern Bancorp                                  20,026
                MISSOURI REAL ESTATE LENDER
    1,670,000   Den Norske Bank (Norway)                                17,305
                LARGEST NORWEGIAN BANK
      510,000   CityBank Lynnwood (c)                                   15,820
                SEATTLE REAL ESTATE LENDER
      551,000   West Bancorporation                                     10,359
                DES MOINES COMMERCIAL BANK
      256,000   First Financial BankShares                               8,663
                WEST TEXAS BANK
      336,000   Sterling Bancorp                                         7,174
                NEW YORK CITY NICHE LENDER
      252,000   Independent Bank                                         7,167
                MICHIGAN BANK
      382,000   Cascade Financial                                        6,303
                SEATTLE COMMUNITY BANK
      242,000   First Mutual Bancshares                                  6,268
                SEATTLE COMMUNITY BANK
      200,000   S Y Bancorp                                              4,570
                LOUISVILLE BANK

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >BANKS--CONTINUED
       18,000   Midwest Bank                                       $       347
                CHICAGO BANK
------------------------------------------------------------------------------
                                                                       661,361

                >INSURANCE: 2.7%
      575,000   Philadelphia Consolidated Holding (b)                   48,737
                SPECIALTY INSURANCE
    1,169,000   Leucadia National                                       45,158
                INSURANCE HOLDING COMPANY
      995,000   Protective Life                                         42,009
                LIFE INSURANCE
    1,020,000   HCC Insurance Holdings                                  38,627
                SPECIALTY INSURANCE
      109,000   Markel (b)                                              36,951
                SPECIALTY INSURANCE
    1,500,000   Scottish Re Group                                       36,360
                LIFE REINSURANCE
      710,000   Selective Insurance Group                               35,181
                COMMERCIAL & PERSONAL LINES INSURANCE
      715,000   Assurant                                                25,811
                SPECIALTY INSURANCE
      570,000   RLI                                                     25,422
                SPECIALTY INSURANCE
    1,300,000   United America Indemnity (b)                            22,347
                SPECIALTY INSURANCE
      560,000   Endurance Specialty Holdings                            21,179
                COMMERCIAL LINES INSURANCE/REINSURANCE
      210,000   StanCorp Financial                                      16,082
                GROUP LIFE & DISABILITY INSURANCE
------------------------------------------------------------------------------
                                                                       393,864

                >FINANCE COMPANIES: 1.7%
    5,831,000   AmeriCredit (b)                                        148,690
                AUTO LENDING
    1,700,000   World Acceptance (b)(c)                                 51,085
                PERSONAL LOANS
    1,100,000   Intermediate Capital (United Kingdom)                   20,527
                EUROPEAN PROVIDER OF MEZZANINE CAPITAL
    1,000,000   Northgate (United Kingdom)                              16,181
                LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
    1,950,000   Paragon Group (United Kingdom)                          14,755
                UK BUY-TO-LET FINANCE COMPANY
------------------------------------------------------------------------------
                                                                       251,238

                >SAVINGS & LOANS: 1.7%
    4,081,000   Peoples Bank Bridgeport                                123,409
                CONNECTICUT SAVINGS & LOAN
    1,178,000   Anchor Bancorp Wisconsin (c)                            35,646
                WISCONSIN THRIFT
    1,700,000   Housing Development Finance (India)                     34,510
                PREMIER MORTGAGE LENDER IN INDIA
    1,285,000   Washington Federal                                      30,223
                OLD FASHIONED THRIFT
      200,000   Bankinter (Spain)                                       10,197
                MORTGAGE LENDER
      360,000   Provident Bancorp                                        4,360
                NEW YORK STATE THRIFT
------------------------------------------------------------------------------
                                                                       238,345

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >MONEY MANAGEMENT: 1.3%
    2,355,000   SEI Investments                                    $    87,959
                MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT
    2,390,000   Eaton Vance                                             57,145
                SPECIALTY MUTUAL FUNDS
    1,290,000   Nuveen Investments                                      48,530
                SPECIALTY MUTUAL FUNDS
------------------------------------------------------------------------------
                                                                       193,634

                >BROKERAGE: 0.1%
      690,000   Investment Technology Group (b)                         14,504
                ELECTRONIC TRADING
------------------------------------------------------------------------------

                                                                   -----------
FINANCE: TOTAL                                                       1,752,946

------------------------------------------------------------------------------
ENERGY/MINERALS: 9.4%
                >OIL/GAS PRODUCERS: 5.0%
    5,000,000   XTO Energy                                             169,950
                NATURAL GAS PRODUCER
    3,000,000   Talisman Energy (Canada)                               112,198
                OIL & GAS PRODUCER
    3,200,000   Western Gas                                            111,680
                OIL PRODUCER & COAL SEAM GAS PRODUCER
    3,400,000   Ultra Petroleum (b)                                    103,224
                NATURAL GAS PRODUCER
   15,400,000   Tullow Oil (United Kingdom)                             51,333
                OIL & GAS PRODUCER
    1,000,000   Southwestern Energy (b)                                 46,980
                NATURAL GAS PRODUCER
      700,000   Denbury Resources (b)                                   27,839
                OIL PRODUCER USING CO2 INJECTION
    1,000,000   Range Resources                                         26,900
                OIL & GAS PRODUCER
      662,800   Petrokazakhstan (Canada)                                24,245
                OIL PRODUCER & REFINER IN KAZAKHSTAN
    1,200,000   McMoran Exploration (b)                                 23,412
                NATURAL GAS PRODUCERS & LNG DEVELOPER
    2,320,000   Tipperary (b)(c)                                        14,500
                COAL SEAM GAS PRODUCER
    3,200,000   Vaalco Energy (b)(c)                                    11,072
                OIL & GAS PRODUCER
------------------------------------------------------------------------------
                                                                       723,333

                >OIL SERVICES: 2.7%
    2,350,000   FMC Technologies (b)                                    75,130
                OIL & GAS WELL HEAD MANUFACTURER
    2,300,000   Pride International (b)                                 59,110
                OFFSHORE DRILLING CONTRACTOR
      500,000   Carbo Ceramics                                          39,480
                NATURAL GAS WELL STIMULANTS
    5,000,000   Newpark Resources (b)(c)                                37,500
                DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
    1,600,000   Chicago Bridge & Iron                                   36,576
                ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS &
                LNG
    1,365,000   Fugro (Netherlands)                                     33,877
                SURVEY & GPS SERVICES
    2,400,000   Key Energy Services (b)                                 29,040
                OIL & GAS WELL WORKOVER SERVICES


1-800-922-6769
                                       28

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >OIL SERVICES--CONTINUED
    1,350,000   Enerflex Systems (Canada) (c)                      $    27,719
                NATURAL GAS COMPRESSOR
    2,000,000   Saipem (Italy)                                          26,856
                OFFSHORE CONSTRUCTION & DRILLING
      700,000   Veritas DGC (b)                                         19,418
                GEOPHYSICAL CONTRACTOR
      168,000   Pioneer Drilling (b)                                     2,564
                OIL & GAS WELL DRILLER
------------------------------------------------------------------------------
                                                                       387,270

                >DISTRIBUTION/MARKETING/REFINING: 1.2%
    1,200,000   Equitable Resources                                     81,600
                NATURAL GAS PRODUCER & UTILITY
    1,900,000   Oneok                                                   62,035
                NATURAL GAS UTILITY, MARKETING & PROCESSING
    1,206,000   Atmos Energy                                            34,733
                NATURAL GAS UTILITY
------------------------------------------------------------------------------
                                                                       178,368

                >MINING: 0.5%
    1,440,000   Xstrata (United Kingdom)                                27,666
                DIVERSIFIED MINING HOLDING COMPANY
      275,000   Sociedad Quimica Y Minera
                de Chile (Chile)                                        27,500
                PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM &
                IODINE
      900,000   Noranda (Canada)                                        15,414
                DIVERSIFIED MINING HOLDING COMPANY
    1,000,000   Ivanhoe Mines (Canada) (b)                               7,757
                COPPER MINING IN MONGOLIA
------------------------------------------------------------------------------
                                                                        78,337
                                                                   -----------
ENERGY/MINERALS: TOTAL                                               1,367,308

------------------------------------------------------------------------------
HEALTH CARE: 8.6%
                >SERVICES: 2.9%
    2,491,000   Lincare Holdings (b)                                   101,732
                HOME HEALTH CARE SERVICES
    1,370,000   Charles River Laboratories (b)                          66,102
                PHARMACEUTICAL RESEARCH
      821,000   Coventry Health Care (b)                                58,086
                PPO NETWORK
    2,592,000   NDCHealth Group (c)                                     46,578
                HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
    3,470,000   Gambro (Sweden)                                         46,304
                PRODUCTS & SERVICES FOR RENAL CARE
      510,000   OPG Groep (Netherlands)                                 35,513
                HEALTHCARE SUPPLIES & PHARMACIES
    2,033,000   Dendrite International (b)                              28,055
                SOFTWARE FOR PHARMACEUTICAL SALES FORCE
    1,200,000   Serologicals (b)                                        25,500
                BLOOD COLLECTION & ANTIBODY PRODUCTION
      236,000   Omega Pharma (Belgium)                                  12,184
                OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
      440,000   Medquist (b)                                             5,852
                MEDICAL TRANSCRIPTION SERVICES
------------------------------------------------------------------------------
                                                                       425,906

                >MEDICAL EQUIPMENT/LABORATORY
                 SUPPLIES: 2.7%
    1,629,000   Edwards Lifesciences (b)                                70,080
                HEART VALVES

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

    1,240,000   Diagnostic Products                                $    58,689
                IMMUNODIAGNOSTIC KITS
    1,180,000   Intermagnetics General (b)                              36,297
                MRI EQUIPMENT
      851,000   Arrow International                                     27,147
                DISPOSABLE CATHETERS
    1,150,000   CYTYC (b)                                               25,369
                CONSUMABLES RELATED TO WOMEN'S HEALTH
      583,000   Orthofix International (b)                              25,092
                BONE FIXATION & STIMULATION DEVICES
      365,000   Essilor International (France)                          24,838
                EYEGLASS LENSES
      714,000   ICU Medical (b)(c)                                      22,969
                INTRAVENOUS THERAPY PRODUCTS
      552,000   Advanced Medical Optics (b)                             21,942
                MEDICAL DEVICES FOR EYE CARE
      875,000   Viasys Healthcare (b)                                   19,766
                RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
      390,000   Hogy Medical (Japan)                                    17,395
                DISPOSABLE SURGICAL PRODUCTS
      350,000   Haemonetics (b)                                         14,224
                BLOOD & PLASMA COLLECTION EQUIPMENT
      125,000   Synthes (Switzerland)                                   13,679
                PRODUCTS FOR ORTHOPEDIC SURGERY
      261,000   Datascope                                                8,704
                MEDICAL DEVICES
------------------------------------------------------------------------------
                                                                       386,191

                >BIOTECHNOLOGY/DRUG DELIVERY: 2.2%
      880,000   Neurocrine Biosciences (b)                              37,013
                DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
      900,000   Martek Biosciences (b)                                  34,155
                FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
    1,350,000   DOV Pharmaceutical (b)(c)                               25,191
                DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
    2,400,000   Pozen (b)(c)                                            19,680
                DRUGS FOR MIGRAINES
    1,179,000   AtheroGenics (b)                                        18,840
                DRUGS FOR ATHEROSCLEROSIS
    1,900,000   Decode Genetics (b)                                     17,841
                DRUGS FOR HEART ATTACK, ASTHMA & VASCULAR DISEASE
    1,055,000   Nektar Therapeutics (b)                                 17,766
                DRUG DELIVERY TECHNOLOGIES
    1,500,000   Tanox (b)                                               17,580
                DRUGS FOR ASTHMA & HIV
    2,000,000   Medarex (b)                                             16,660
                HUMANIZED ANTIBODIES
    3,100,000   Lexicon Genetics (b)                                    15,314
                DRUG DISCOVERY
    2,000,000   Exelixis (b)                                            14,860
                TREATMENTS FOR CANCER & METABOLIC DISORDERS
      675,000   Rigel Pharmaceuticals (b)                               13,446
                DRUGS FOR HAY FEVER, ASTHMA, HEPATITIS & CANCER
    1,176,000   NPS Pharmaceuticals (b)                                 13,348
                DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM
    2,300,000   Seattle Genetics (b)(c)                                 12,328
                ANTIBODY-BASED THERAPIES FOR CANCER
    1,200,000   Ligand Pharmaceuticals (b)                               8,340
                DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
      865,000   Arena Pharmaceuticals (b)                                5,899
                NOVEL DRUG TARGETING TECHNOLOGY

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
      705,000   Cytokinetics (b)                                   $     4,900
                DRUGS FOR CANCER & HEART FAILURE
    5,500,000   La Jolla Pharmaceutical (b)(c)                           4,510
                LUPUS TREATMENT
      635,000   Maxygen (b)                                              4,356
                MOLECULAR BREEDING
    1,875,000   Locus Discovery, Series D, Pfd. (d)(f)                   3,750
                HIGH THROUGHPUT RATIONAL DRUG DESIGN
      638,000   Diversa (b)                                              3,324
                MOLECULAR BREEDING
    1,249,999   Perlegen Sciences (d)(f)                                 2,632
                LARGE SCALE GENE SEQUENCING
      359,944   Microdose (d)(f)                                           270
                DRUG INHALERS
------------------------------------------------------------------------------
                                                                       312,003

                >MEDICAL SUPPLIES: 0.4%
      686,000   Techne (b)                                              31,494
                CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                SCIENCES
      650,000   Owens & Minor                                           21,028
                DISTRIBUTION OF MEDICAL SUPPLIES
------------------------------------------------------------------------------
                                                                        52,522

                >HOSPITAL MANAGEMENT: 0.2%
      500,000   Rhoen-Klinikum (Germany)                                34,626
                HOSPITAL MANAGEMENT
------------------------------------------------------------------------------

                >PHARMACEUTICALS: 0.2%
      500,000   Par Pharmaceuticals (b)                                 15,905
                GENERICS
    3,495,000   United Drug (Ireland)                                   14,996
                IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
------------------------------------------------------------------------------
                                                                        30,901
                                                                   -----------
HEALTH CARE: TOTAL                                                   1,242,149

------------------------------------------------------------------------------
OTHER INDUSTRIES: 4.0%
                >REAL ESTATE: 2.6%
    1,320,000   General Growth Properties                               54,239
                REGIONAL SHOPPING MALLS
      699,000   Forest City Enterprises, Cl. B                          49,112
                COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
      635,000   Macerich Company                                        42,577
                REGIONAL SHOPPING MALLS
      650,000   SL Green Realty                                         41,925
                MANHATTAN OFFICE BUILDINGS
      620,000   Mills                                                   37,690
                REGIONAL SHOPPING MALLS
      575,000   Federal Realty Investment Trust                         33,925
                SHOPPING CENTERS
    2,552,000   Highland Hospitality (c)                                26,668
                HOTEL REAL ESTATE INVESTMENT TRUST
    1,375,000   Crescent Real Estate Equities                           25,781
                CLASS A OFFICE BUILDINGS
      475,000   Gaylord Entertainment (b)                               22,083
                CONVENTION HOTELS

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                          VALUE (000)
------------------------------------------------------------------------------

    1,355,000   Sponda (Finland)                                   $    13,928
                OFFICE & WAREHOUSE PROPERTY COMPANY
    1,000,000   Diamondrock
                Hospitality 144A (b)(d)                                 11,300
      303,000   Diamondrock Hospitality                                  3,424
                HOTEL REAL ESTATE INVESTMENT TRUST
      717,000   Kite Realty Group                                       10,755
                COMMUNITY SHOPPING CENTERS
       37,407   Security Capital European Realty
                (Luxembourg) (d)(f)                                        527
                SELF STORAGE PROPERTIES
------------------------------------------------------------------------------
                                                                       373,934

                >TRANSPORTATION: 0.6%
    1,500,000     Heartland Express                                     29,145
                  REGIONAL TRUCKER
      720,000     Grupo Aeroportaurio Del Sureste
                  (Mexico)                                              22,932
                  CANCUN & COZUMEL AIRPORT OPERATOR
   18,000,000     Comfort Del Gro (Singapore)                           17,993
                  TAXI & MASS TRANSIT SERVICE
       70,000     Kobenhavns Lufthavne (Denmark)                        16,569
                  COPENHAGEN AIRPORT AUTHORITY
------------------------------------------------------------------------------
                                                                        86,639

                >REGULATED UTILITIES: 0.4%
    1,650,000     Northeast Utilities                                   34,419
                  REGULATED ELECTRIC UTILITY
      989,800     Red Electrica (Spain)                                 27,320
                  SPANISH POWER GRID
------------------------------------------------------------------------------
                                                                        61,739

                >WASTE MANAGEMENT: 0.4%
    1,500,000     Waste Connections (b)                                 55,935
                  SOLID WASTE MANAGEMENT
------------------------------------------------------------------------------

                                                                   -----------
OTHER INDUSTRIES TOTAL                                                 578,247

TOTAL COMMON STOCKS AND OTHER
   EQUITY-LIKE SECURITIES: 92.4%                                   -----------
   (COST: $7,966,904)                                               13,401,299

SHORT-TERM OBLIGATIONS: 7.6%
$     125,000   Aluminum Company America
                3.08% - 3.24% Due
                7/12/05 - 8/3/05                                       124,790
      107,000   Toyota Motor Credit 3.04% - 3.21%
                Due 7/13/05 - 8/4/05                                   106,831
       99,000   SBC Communications 3.10% - 3.14%
                Due 7/7/05 - 7/26/05                                    98,859
       85,000   HSBC Finance Corp 3.23% - 3.25%
                Due 8/5/05 - 8/10/05                                    84,713
       78,000   Verizon Network 2.74%
                Due 4/26/05                                             77,840
       73,000   General Electric Capital Services
                3.08% - 3.20% -
                Due 7/21/05 - 8/01/25                                   72,846


1-800-922-6769
                                       30

PRINCIPAL AMOUNT (000)                                             VALUE (000)
------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--CONTINUED
$      63,000   American General Finance
                3.13% - 3.26%
                Due 7/19/05 - 8/9/05                               $    62,846
       62,000   Hewlett Packard 3.14% - 3.16% -
                Due 7/27/05 - 7/28/05                                   61,856
       45,000   American Express Credit 3.06%
                Due 7/11/05                                             44,962
       45,000   Prudential Funding 3.09%
                Due 7/22/05                                             44,919
       45,000   LaSalle Bank 3.14% Due 7/25/05                          44,906
       45,000   Verizon Global Funding 3.21% -
                Due 8/2/05                                              44,872
       43,000   Marshall + Ilsley 3.17%
                Due 7/29/05                                             42,894
       40,000   Campbell Soup Company 3.04%
                Due 7/8/05                                              39,976
       35,000   General Electric Capital Corporate
                3.01% Due 7/1/05                                        35,000
       35,000   Eaton Company 3.03% Due 7/6/05                          34,985
       35,000   Countrywide Funding 3.29%
                Due 8/11/05                                             34,869
       34,000   AIG Funding 3.11% - Due 7/18/05                         33,950
        6,597   Repurchase Agreement with State Street Bank &
                   Trust dated 6/30/05, due 7/1/05 at 3.00%
                   collateralized by Federal National Mortgage
                   Association Notes, maturing 3/24/08 market
                   value $6,733 (repurchase proceeds: $6,598)            6,597
------------------------------------------------------------------------------
                   (AMORTIZED COST: $1,098,511)                      1,098,511

                                                                   -----------
TOTAL INVESTMENTS: 100.0%                                           14,499,810
   (COST: $9,065,415)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                             2,997

                                                                   -----------
TOTAL NET ASSETS: 100%                                             $14,502,807
==============================================================================

COLUMBIA ACORN FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------
>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $9,065,415 and net unrealized appreciation was $5,434,395 consisting of gross unrealized appreciation of $5,840,365 and gross unrealized depreciation of $405,970.

(b) Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

    AnswerThink Consulting              10.71%
    Christopher & Banks                 10.46
    Spartech                             9.87
    New Horizons Worldwide               9.80
    Indus International                  9.75
    Actuate                              9.66
    Gibraltar Industries                 9.59
    Igate Capital                        9.51
    Analysts International               9.27
    World Acceptance                     9.07
    West Coast Bancorp                   8.91
    Skillsoft Publishing                 8.89
    Glacier Bancorp                      8.75
    E.Piphany                            8.63
    Watsco                               8.32
    Pozen                                8.29
    Esco Technologies                    8.26
    Clark                                8.15
    MRO Software                         7.90
    Concurrent Computer                  7.85
    JDA Software Group                   7.56
    La Jolla Pharmaceutical              7.44
    NDCHealth Group                      7.18
    Electric City                        7.17
    Gaiam                                7.16
    Bally Total Fitness                  6.89
    Nuco2                                6.79
    Navigant International               6.74
    Princeton Review                     6.71
    SeaChange International              6.60
    Highland Hospitality                 6.37
    Clarcor                              6.20
    Forward Air                          6.18%
    Pegasus Systems                      6.03
    Enerflex Systems                     6.00
    Newpark Resources                    5.93
    RC2                                  5.93
    DOV Pharmaceutical                   5.93
    Sports Authority                     5.86
    AFC Enterprises                      5.78
    Genlyte Group                        5.76
    IXYS                                 5.71
    Vaalco Energy                        5.69
    Coinstar                             5.66
    Gardner Denver                       5.66
    Aspect Communications                5.62
    Tipperary                            5.60
    Steven Madden                        5.60
    Mobile Mini                          5.57
    Seattle Genetics                     5.45
    Alliance Gaming                      5.38
    Tetra Tech                           5.29
    Radiant Systems                      5.28
    Excel Technologies                   5.18
    Anchor Bancorp Wisconsin             5.18
    ICU Medical                          5.16
    American Woodmark                    5.11
    Administaff                          5.09
    CTS                                  5.08
    CityBank Lynnwood                    5.06
    Vail Resorts                         5.01
    Oxford Industries                    5.00
    InfoUSA                              5.00

    The aggregate cost and value of these companies at June 30, 2005, was $1,549,261 and $1,988,672, respectively. Investments in affiliate companies represent 13.7% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005 were as follows:

               Dividend Income                     $   14,830
               Net realized gain or loss           $    1,653
               Change in unrealized gain or loss   $  (41,103)

               Purchases                           $  156,956
               Proceeds from sales                 $   18,992


1-800-922-6769
                                       32

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2005, these securities were illiquid. At June 30, 2005, these securities (in thousands) amounted to $18,479, which represents 0.13% of total net assets.

      Additional information on these securities is as follows:


                                      ACQUISITION         SHARES/
SECURITY                                 DATES           PAR (000)     COST (000)  VALUE (000)
----------------------------------------------------------------------------------------------
Diamondrock Hospitality                 06/29/04          1,000,000   $   10,000   $   11,300
Gadzooks 5% Convertible 10/07/08        10/08/03        $     6,000        6,000            0
Locus Discovery, Series D, Pfd.         09/05/01          1,875,000        7,500        3,750
Microdose                               11/24/00            359,944        2,005          270
Perlegen Sciences                       03/30/01          1,249,999        4,500        2,632
Security Capital European Realty
  (Luxembourg)                     08/20/98-11/12/99         37,407          748          527
                                                                      ----------   ----------
                                                                      $   30,753   $   18,479
                                                                      ==========   ==========


(e) On June 30, 2005, the market value of foreign securities (in thousands) represents 14.95% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                     VALUE      PERCENT
      -------------------------------------------------
      Canada                    $  259,354         1.79%
      Ireland                      227,277         1.57
      United Kingdom               190,167         1.31
      France                       185,595         1.28
      Japan                        184,812         1.27
      Netherlands                  133,902         0.92
      Switzerland                  107,006         0.74
      Germany                       82,977         0.57
      Sweden                        79,639         0.55
      Taiwan                        67,801         0.47
      Australia                     54,909         0.38
      Hong Kong                     48,503         0.33
      Argentina                     46,962         0.32
      Norway                        43,887         0.30
      Italy                         43,382         0.30
      Denmark                       38,802         0.27

                                     VALUE      PERCENT
      -------------------------------------------------
      Spain                     $   37,517         0.26%
      Austria                       36,494         0.25
      India                         34,510         0.24
      Mexico                        33,290         0.23
      Brazil                        33,214         0.23
      Czech Republic                31,314         0.22
      South Korea                   31,116         0.22
      Chile                         27,500         0.19
      Finland                       19,466         0.13
      China                         18,606         0.13
      Singapore                     17,993         0.12
      South Africa                  15,183         0.11
      New Zealand                   13,985         0.10
      Belgium                       12,184         0.08
      Greece                        10,526         0.07
      Luxembourg                       527         0.00
                                ----------   ----------
      Total Foreign Portfolio   $2,168,400        14.95%
                                ==========   ==========

(f) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

COLUMBIA ACORN INTERNATIONAL
        >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                    03/31/05       06/30/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Bloomsbury Publishing                                       0        911,000
Expro International                                 2,600,000      2,840,000
IAWS (Ireland)                                      1,400,000      1,425,000
Kensington                                          1,650,000      1,700,000
Paddy Power (Ireland)                                       0        600,000
Paragon Group                                       1,600,000      2,800,000
Ulster Television                                     223,000      1,281,000
United Drug (Ireland)                               4,300,000      4,825,000
William Hill                                                0      1,200,000
Workspace Group                                     2,100,000      2,450,000

>FRANCE
April Group                                           400,000        492,000
Iliad                                                 279,500        390,000
Imerys                                                300,000        360,000
Metropole TV                                          360,000        450,000
Rubis                                                       0         31,000

>GERMANY
Bilfinger Berger                                      300,000        445,000
CTS Eventim                                                 0         77,000
GFK                                                   350,000        415,000
Grenke Grenkeleasing                                  160,000        203,000
Wincor Nixdorf                                        225,000        275,000

>NETHERLANDS
Aalberts Industrie                                    540,000        550,000
Fugro                                               1,115,200      1,245,000
(INCLUDES THE EFFECT OF A 4 FOR 1 STOCK SPLIT)
Sligro Food Group                                     340,000        400,000
Smit International                                          0        289,000
United Services Group                                 620,000        684,000

>SWITZERLAND
BKW Energie                                                 0        119,000
(INCLUDES THE EFFECT OF A 10 FOR 1 STOCK SPLIT)
Kuehne & Nagel                                         85,000         95,000

>SWEDEN
Gambro                                                470,000        762,000
Hexagon                                             1,194,000      1,230,000
(INCLUDES THE EFFECT OF A 3 FOR 1 STOCK SPLIT)

>RUSSIAN FEDERATION
Mechel Steel Group                                    260,000        370,000
RBC Information Systems                                     0        700,000

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

----------------------------------------------------------------------------
      ASIA

>JAPAN
Ito En                                                142,000        301,000
Sato                                                   88,800        450,000
Shimano                                               250,000        450,000
Ushio                                                 550,000        750,000

>TAIWAN
Advantech                                           4,978,000      6,500,000
ASE Test                                            1,245,100      1,772,600
Novatek Microelectronics                                    0      1,800,000

>INDIA
Housing Development Finance                         1,300,000      1,329,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>AUSTRALIA
ABC Learning Center                                         0      1,225,000

----------------------------------------------------------------------------
      LATIN AMERICA

>BRAZIL
Caemi                                               6,300,000      8,800,000
Diagnosticos                                          156,250        200,000
Porto Seguro                                          594,000      1,000,000
Ultrapar                                                    0    500,000,000

>MEXICO
URBI Desarrollo                                       700,000      1,000,000

>CHILE
Sociedad Quimica Y Minera
  de Chile                                             16,800        160,000


1-800-922-6769
                                       34

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Anglo Irish Bank (Ireland)                          4,741,010      3,888,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Hit Entertainment                                   1,270,000              0
Tullow Oil                                          7,500,000      6,500,000

>FRANCE
Neopost                                               377,500        327,500

>NETHERLANDS
Hunter Douglas                                        128,000              0

>SWITZERLAND
Bachem                                                110,000              0

>SPAIN
Abengoa                                             2,000,000      1,357,000

>ITALY
Amplifon                                              270,000        190,000
Autogrill                                             830,000              0
Credito Emiliano                                    1,000,000              0

>FINLAND
Amer Sports                                           555,000              0

>NORWAY
Den Norske Bank                                       910,000              0
Ekornes                                               522,300        470,000

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

----------------------------------------------------------------------------
      ASIA

>JAPAN
ARRK                                                  380,000              0
Eneserve                                              358,000         63,000
Kappa Create                                          402,000        380,000
NIFCO                                                 818,000         14,000
Olympus Optical                                       325,000              0
Wacoal                                              1,500,000      1,185,000

>HONG KONG
Esprit Holdings                                     2,000,000              0
Lerado Group                                       27,932,000      27,480,000
Ngai Lik Industrial                                14,500,000      11,330,000

>SOUTH KOREA
Yuhan                                                  63,280              0

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Corus Entertainment                                   330,000              0
Masonite International                                445,000              0
Petrokazakhstan                                       185,000        153,100

COLUMBIA ACORN INTERNATIONAL
        >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                                                       COMMON STOCKS AND OTHER
                                                 EQUITY-LIKE SECURITIES: 96.0%
------------------------------------------------------------------------------
EUROPE: 59.7%
                >UNITED KINGDOM/IRELAND: 19.6%
    3,888,000   Anglo Irish Bank (Ireland)                         $    48,158
                SMALL BUSINESS & MIDDLE MARKET BANKING
    2,350,000   Grafton Group (Ireland) (b)                             27,194
                BUILDING MATERIALS, WHOLESALING & DIY RETAILING
    1,750,000   Exel                                                    26,492
                GLOBAL LOGISTICS & FREIGHT FORWARDING
    2,840,000   Expro International                                     23,056
                OFFSHORE OIL FIELD SERVICES
    6,500,000   Tullow Oil                                              21,667
                OIL & GAS PRODUCER
    2,800,000   Paragon Group                                           21,187
                UK BUY-TO-LET FINANCE COMPANY
    4,825,000   United Drug (Ireland)                                   20,703
                IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
    1,275,000   Depfa Bank (Ireland)                                    20,375
                INTERNATIONAL PUBLIC SECTOR FINANCE
    1,425,000   IAWS (Ireland)                                          19,908
                BAKED GOODS
      800,000   Kerry (Ireland)                                         19,730
                FOOD INGREDIENTS
    1,700,000   Kensington                                              17,127
                NON-CONFORMING MORTGAGE COMPANY
      900,000   Intermediate Capital                                    16,795
                EUROPEAN PROVIDER OF MEZZANINE CAPITAL
      975,000   Northgate                                               15,777
                LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
      600,000   Cobham                                                  15,205
                AEROSPACE COMPONENTS
      798,000   Jurys Doyle Hotel (Ireland)                             14,963
                OWNER/OPERATOR OF MID-PRICED HOTELS
      750,000   Xstrata                                                 14,409
                DIVERSIFIED MINING HOLDING COMPANY
    1,175,000   Business Post                                           13,384
                PARCEL & EXPRESS MAIL SERVICE
    2,200,000   BBA Group                                               12,141
                AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
    1,200,000   William Hill                                            11,545
                LARGEST BOOKMAKER
    1,281,000   Ulster Television                                       10,749
                IRISH TELEVISION & RADIO STATION OPERATOR
    1,200,000   Spectris                                                10,616
                ELECTRONIC INSTRUMENTS & CONTROLS
    3,800,000   RPS Group                                               10,486
                ENVIRONMENTAL CONSULTING
    2,450,000   Workspace Group                                         10,342
                REAL ESTATE COMPANY
      600,000   Paddy Power (Ireland)                                   10,240
                IRISH BETTING SERVICES
      500,000   Viridian                                                 6,977
                NORTHERN IRELAND ELECTRIC UTILITY
      911,000   Bloomsbury Publishing                                    6,143
                PUBLISHING
------------------------------------------------------------------------------
                                                                       445,369

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >FRANCE/BELGIUM: 9.7%
      117,000   Vallourec                                          $    33,595
                SEAMLESS TUBES
    1,980,000   SES Global                                              29,803
                SATELLITE BROADCASTING SERVICES
      327,500   Neopost                                                 28,784
                POSTAGE METER MACHINES
      360,000   Imerys                                                  24,746
                INDUSTRIAL MINERALS PRODUCER
      492,000   April Group                                             15,296
                INSURANCE POLICY CONSTRUCTION
      390,000   Iliad                                                   14,566
                HIGH SPEED INTERNET SERVICE PROVIDER
      450,000   Metropole TV                                            11,399
                TELEVISION BROADCASTER
      215,000   Carbone Lorraine                                        10,202
                ADVANCED INDUSTRIAL MATERIALS
      140,000   Essilor International                                    9,527
                EYEGLASS LENSES
      184,000   Omega Pharma (Belgium)                                   9,500
                OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
      400,000   Fininfo                                                  8,378
                DATA FEEDS FOR FRENCH BANKS & BROKERS
       94,000   Bacou Dalloz                                             7,689
                SAFETY EQUIPMENT
       96,000   Pierre & Vacances                                        7,081
                VACATION APARTMENT LETS
      140,000   Norbert Dentressangle                                    6,600
                TRANSPORT
       31,000   Rubis                                                    1,928
                TANK STORAGE & LPG SUPPLIER
------------------------------------------------------------------------------
                                                                       219,094

                >GERMANY/AUSTRIA: 8.0%
      275,000   Wincor Nixdorf                                          22,467
                RETAIL POS SYSTEMS & ATM MACHINES
      315,000   Rhoen-Klinikum Pfd.                                     21,773
      300,000   Rhoen-Klinikum                                          20,775
                HOSPITAL MANAGEMENT
      445,000   Bilfinger Berger                                        20,715
                CONSTRUCTION & RELATED SERVICES
      375,000   Wienerberger (Austria)                                  17,378
                BRICKS & CLAY ROOFING TILES
      415,000   GFK                                                     16,363
                MARKET RESEARCH SERVICES
      450,000   Hugo Boss Designs                                       14,761
                FASHION APPAREL
      175,000   Deutsche Boerse                                         13,653
                TRADING, CLEARING & SETTLEMENT SERVICES
                FOR FINANCIAL MARKETS
      200,000   Vossloh                                                  9,352
                RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
      203,000   Grenke Grenkeleasing                                     8,603
                FINANCING FOR IT EQUIPMENT
      864,998   Takkt                                                    8,346
                MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES


1-800-922-6769
                                       36

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >GERMANY/AUSTRIA--CONTINUED
      260,000   Deutsche Beteiligungs                              $     4,053
                PRIVATE EQUITY INVESTMENT MANAGEMENT
       77,000   CTS Eventim (b)                                          3,232
                EVENT TICKET SALES
------------------------------------------------------------------------------
                                                                       181,471

                >NETHERLANDS: 7.7%
    1,245,000   Fugro                                                   30,899
                SURVEY & GPS SERVICES
      550,000   Aalberts Industries                                     25,132
                FLOW CONTROL & HEAT TREATMENT
      327,000   OPG Groep                                               22,770
                HEALTHCARE SUPPLIES & PHARMACIES
      230,000   Koninklijke Ten Cate                                    20,674
                ADVANCED TEXTILES & INDUSTRIAL FABRICS
      684,000   United Services Group                                   18,050
                TEMPORARY STAFFING SERVICES
      400,000   Sligro Food Group                                       16,066
                FOOD SERVICE & WHOLESALING
      400,000   IMTech                                                  13,979
                TECHNICAL ENGINEERING
      890,000   Unit 4 Aggresso (b)                                     13,581
                BUSINESS & SECURITY SOFTWARE
      289,000   Smit International                                      13,398
                HARBOR & OFFSHORE TOWAGE & MARINE SERVICES
------------------------------------------------------------------------------
                                                                       174,549

                >SWITZERLAND: 4.3%
       95,000   Kuehne & Nagel                                          20,088
                FREIGHT FORWARDING/LOGISTICS
       25,000   Geberit International                                   15,953
                PLUMBING SUPPLIES
       24,000   Sika (b)                                                14,937
                CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
        3,000   Pargesa                                                 10,933
                INDUSTRIAL & MEDIA CONGLOMERATE
       30,000   Schindler                                               10,798
                ELEVATOR MANUFACTURER & SERVICE PROVIDER
       85,000   Synthes                                                  9,302
                PRODUCTS FOR ORTHOPEDIC SURGERY
       15,000   Givaudan                                                 8,700
                INDUSTRIAL FRAGRANCES & FLAVORS
      119,000   BKW Energie                                              7,437
                ELECTRIC UTILITY
------------------------------------------------------------------------------
                                                                        98,148

                >SWEDEN: 2.4%
    1,230,000   Hexagon                                                 24,827
                MEASUREMENT EQUIPMENT & POLYMERS
    1,075,000   Nobia                                                   15,601
                KITCHEN CABINET MANUFACTURING & DISTRIBUTION
      762,000   Gambro                                                  10,168
                PRODUCTS/SERVICES FOR RENAL CARE
      188,000   Sweco (b)                                                3,388
                NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
------------------------------------------------------------------------------
                                                                        53,984

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >SPAIN: 1.7%
    1,357,000   Abengoa                                            $    15,722
                ENGINEERING & CONSTRUCTION
      620,000   Red Electrica                                           17,113
                SPANISH POWER GRID
      120,000   Bankinter                                                6,118
                MORTGAGE LENDER
------------------------------------------------------------------------------
                                                                        38,953

                >ITALY: 1.4%
    2,120,000   Davide Campari                                          15,490
                SPIRITS & WINE
      190,000   Amplifon                                                12,055
                HEARING AID RETAILER
    3,388,000   Ducati Motor (b)                                         4,011
                MOTORCYCLES & RELATED MERCHANDISE
------------------------------------------------------------------------------
                                                                        31,556

                >CZECH REPUBLIC: 1.0%
      183,000   Komercni Banka                                          22,922
                LEADING CZECH UNIVERSAL BANK
------------------------------------------------------------------------------

                >FINLAND: 1.0%
      439,000   Jaakko Poyry                                            13,142
                ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
      950,000   Sponda                                                   9,765
                OFFICE & WAREHOUSE PROPERTY COMPANY
------------------------------------------------------------------------------
                                                                        22,907

                >RUSSIAN FEDERATION: 0.9%
      700,000   RBC Information Systems (b)                             11,620
                FINANCIAL INFORMATION, MEDIA, & IT SERVICES
      370,000   Mechel Steel Group                                       9,398
                COKING COAL
------------------------------------------------------------------------------
                                                                        21,018

                >NORWAY: 0.8%
      470,000   Ekornes                                                  9,091
                NICHE FURNITURE MANUFACTURER
      221,000   Orkla                                                    8,103
                FOOD & DIVERSIFIED CONSUMER GOODS
------------------------------------------------------------------------------
                                                                        17,194

                >GREECE: 0.6%
      930,000   Intralot                                                14,187
                LOTTERY & GAMING SYSTEMS/SERVICES
------------------------------------------------------------------------------

                >DENMARK: 0.4%
       35,000   Kobenhavns Lufthavne                                     8,285
                COPENHAGEN AIRPORT AUTHORITY
------------------------------------------------------------------------------

                >POLAND: 0.2%
      132,000   Central European Distribution (b)                        4,928
                SPIRITS & WINE DISTRIBUTION
                                                                   -----------
EUROPE: TOTAL                                                        1,354,565
------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

ASIA: 21.7%
                >JAPAN: 10.6%
      480,100   Daito Trust Construction                           $    17,928
                APARTMENT BUILDER
      862,000   Park 24                                                 17,028
                PARKING LOT OPERATOR
    2,900,000   Bank of Yokohama                                        16,664
                REGIONAL BANK
      301,000   Ito En                                                  15,435
                BOTTLED TEA & OTHER BEVERAGES
      338,000   Hogy Medical                                            15,076
                DISPOSABLE SURGICAL PRODUCTS
    1,185,000   Wacoal                                                  15,035
                WOMEN'S SPECIALTY APPAREL
      470,000   Meitec                                                  14,425
                STAFFING COMPANY SPECIALIZING IN R&D ENGINEERS
      750,000   Ushio                                                   13,291
                INDUSTRIAL LIGHT SOURCES
      450,000   Shimano                                                 12,769
                BICYCLE COMPONENTS & FISHING TACKLE
       14,465   Jupiter Telecommunications (b)                          12,155
                LARGEST CABLE SERVICE PROVIDER IN JAPAN
      220,000   Fast Retailing                                          11,408
                APPAREL RETAILER
      110,000   Funai Electric                                          11,247
                CONSUMER ELECTRONICS
      906,000   Toyo Technica                                           10,380
                VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
    2,248,000   Hiroshima Bank                                          10,219
                REGIONAL BANK
      450,000   Sato                                                    10,038
                BAR CODE PRINTERS & SUPPLIES
    1,400,000   Chiba Bank                                               9,185
                REGIONAL BANK
      450,200   Ain Pharmaciez                                           9,098
                DISPENSING PHARMACY/DRUGSTORE OPERATOR
    1,500,000   Fukuoka Bank                                             8,857
                REGIONAL BANK
      380,000   Kappa Create                                             7,920
                SUSHI CHAIN RESTAURANT OPERATOR
       63,000   Eneserve                                                 1,879
                POWER GENERATORS
       14,000   NIFCO                                                      212
                MOLDED PLASTIC COMPONENTS
------------------------------------------------------------------------------
                                                                       240,249

                >TAIWAN: 4.3%
   15,740,000   Phoenixtec Power                                        16,887
                UNINTERRUPTIBLE POWER SUPPLIES
    6,500,000   Advantech                                               15,319
                EMBEDDED COMPUTERS
    1,772,600   ASE Test (b)                                            11,416
                SEMICONDUCTOR PACKAGING & TEST SERVICES
    5,167,000   Springsoft Systems                                      10,740
                ELECTRONIC DESIGN AUTOMATION SOFTWARE
    9,661,000   Chicony Electronic                                       9,993
                PC POWER SUPPLIES & KEYBOARDS
    6,000,000   Sunplus Technology                                       8,398
                FABLESS SEMICONDUCTOR DESIGNER

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

    5,300,000   Wah Lee Industrial                                 $     7,888
                DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
    1,800,000   Novatek Microelectronics                                 7,654
                LCD RELATED IC DESIGNER
    8,470,000   Bank of Kaohsiung                                        5,980
                COMMERCIAL BANKING
    3,010,000   Taiwan Fu Hsing                                          3,380
                DOOR LOCK MANUFACTURER
------------------------------------------------------------------------------
                                                                        97,655

                >HONG KONG/CHINA: 2.7%
    6,000,000   Hong Kong Exchanges & Clearing                          15,541
                HONG KONG EQUITY & DERIVATIVES OPERATOR
   25,000,000   Global Bio-Chem Technology
                Group (China)                                           15,481
    1,800,000   Global Bio-Chem Technology Group
                Warrants (China)                                            30
                REFINER OF CORN-BASED COMMODITIES
    6,000,000   Techtronic Industries                                   15,115
                POWER TOOLS & MOTORIZED APPLIANCES
    9,800,000   Hainan Meilan Airport (China)                            5,573
                CHINESE AIRPORT OPERATOR
   17,700,000   Linmark                                                  5,059
                SOURCING OF CONSUMER GOODS
   27,480,000   Lerado Group                                             2,898
                BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
   11,330,000   Ngai Lik Industrial                                      2,235
                CONSUMER ELECTRONICS MANUFACTURER
------------------------------------------------------------------------------
                                                                        61,932

                >SOUTH KOREA: 1.2%
      250,000   Hyundai Mobis                                           16,729
                AUTO PARTS
      100,000   Samsung Fire & Marine                                    8,083
                NON-LIFE INSURANCE
      200,000   Samyoung Heat Exchange                                   3,069
                POWER PLANT RELATED MACHINERY
------------------------------------------------------------------------------
                                                                        27,881

                >INDIA: 1.2%
    1,329,000   Housing Development Finance                             26,978
                PREMIER MORTGAGE LENDER IN INDIA
------------------------------------------------------------------------------

                >SINGAPORE: 1.1%
   16,000,000   Comfort Del Gro                                         15,993
                TAXI & MASS TRANSIT SERVICE
   19,500,000   LMA International (b)                                    9,219
                MEDICAL EQUIPMENT & SUPPLIES
------------------------------------------------------------------------------
                                                                        25,212

                >INDONESIA: 0.6%
   45,000,000   PT Perusahaan Gas Negara                                13,279
                GAS PIPELINE OPERATOR
------------------------------------------------------------------------------

                                                                   -----------
ASIA: TOTAL                                                            493,186

------------------------------------------------------------------------------
OTHER COUNTRIES: 8.2%
                >AUSTRALIA/NEW ZEALAND: 3.9%
    3,000,000   Billabong International                                 30,993
                ACTION SPORTS APPAREL BRAND MANAGER
    3,000,000   Lion Nathan                                             17,247
                BEER BREWER/DISTRIBUTOR


1-800-922-6769
                                       38

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >AUSTRALIA/NEW ZEALAND--CONTINUED
      350,000     Perpetual Trustees                               $    15,232
                  AUSTRALIAN MUTUAL FUND MANAGER
    3,000,000     Sky City Entertainment
                  (New Zealand)                                          9,323
                  CASINO/ENTERTAINMENT COMPLEX
    3,882,489     Pacific Brands                                         6,670
                  AUSTRALIAN BRANDED APPAREL
      530,000     Major Drilling Group International (b)                 5,225
                  MINING EXPLORATION DRILLER
    1,225,000     ABC Learning Center                                    5,187
                  CHILDCARE CENTERS
------------------------------------------------------------------------------
                                                                        89,877

                >CANADA: 3.6%
      595,000     Talisman Energy                                       22,253
                  OIL & GAS PRODUCER
    1,190,000     Shawcor                                               17,472
                  OIL & GAS PIPELINE PRODUCTS
      450,000     Intrawest                                             10,776
                  OWNER/OPERATOR OF SKI RESORTS
      400,000     Noranda  6,851
                  DIVERSIFIED MINING HOLDING COMPANY
    1,100,000     Kinross Gold (b)                                       6,722
                  GOLD MINING
      850,000     Ivanhoe Mines (b)                                      6,593
                  COPPER MINING IN MONGOLIA
      153,100     Petrokazakhstan                                        5,600
                  OIL PRODUCER & REFINER IN KAZAKHSTAN
    2,000,000     Northern Orion Resources (b)                           4,921
                  MINING OF COPPER & GOLD IN ARGENTINA
------------------------------------------------------------------------------
                                                                        81,188

                >SOUTH AFRICA: 0.7%
      350,000     Edgars Consolidated Stores                            15,183
                  LEADING RETAIL CONGLOMERATE
------------------------------------------------------------------------------

                                                                   -----------
OTHER COUNTRIES: TOTAL                                                 186,248
------------------------------------------------------------------------------
LATIN AMERICA: 6.4%
                >BRAZIL: 2.5%
      640,000     Natura Cosmeticos                                     20,422
                  DIRECT RETAILER OF COSMETICS
    1,000,000     Porto Seguro                                           8,948
                  AUTO & LIFE INSURANCE
  500,000,000     Ultrapar                                               8,741
                  SPECIALTY CHEMICALS & LIQUID PROPANE
                  GAS DISTRIBUTION
      280,000     America Latina Logistics                               8,290
                  RAIL OPERATOR IN BRAZIL & ARGENTINA
    8,800,000     Caemi                                                  8,249
                  IRON ORE/KAOLIN PRODUCER
      200,000     Diagnosticos (b)                                       2,710
                  MEDICAL DIAGNOSTIC SERVICES
------------------------------------------------------------------------------
                                                                        57,360

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                             VALUE (000)
------------------------------------------------------------------------------

                >MEXICO: 1.6%
      660,000     Grupo Aeroportaurio Del Sureste                  $    21,021
                  CANCUN & COZUMEL AIRPORT OPERATOR
    3,000,000     Consorcio ARA                                         10,358
                  AFFORDABLE HOUSING BUILDER
    1,000,000     URBI Desarrollo (b)                                    5,490
                  AFFORDABLE HOUSING BUILDER
------------------------------------------------------------------------------
                                                                        36,869

                >ARGENTINA: 1.2%
      340,000     Tenaris                                               26,612
                  STEEL PIPE FOR OIL WELLS & PIPELINES
------------------------------------------------------------------------------

                >CHILE: 1.1%
      160,000     Sociedad Quimica Y Minera
                  de Chile                                              16,000
                  PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM &
                  IODINE
      300,000     CorpBanca                                              7,830
                  CONSUMER & SME BANKING
------------------------------------------------------------------------------
                                                                        23,830

                                                                   -----------
LATIN AMERICA: TOTAL                                                   144,671

TOTAL COMMON STOCKS AND OTHER
      EQUITY-LIKE SECURITIES: 96.0%                                -----------
      (COST: $1,527,519)                                             2,178,670

------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 3.7%
$      34,000   Citigroup Funding 3.10% -
                Due 7/1/05                                              34,000
       30,000   LaSalle Bank 3.20% - Due 7/5/05                         29,989
       19,046   Repurchase Agreement with
                   State Street Bank & Trust dated 6/30/05, due
                   7/1/05 at 3.00% collateralized by Federal
                   National Mortgage Association Notes, maturing
                   3/24/08 market value $19,429 (repurchase
                   proceeds: $19,048)                                   19,046
------------------------------------------------------------------------------
                   (AMORTIZED COST: $83,035)                            83,035
                                                                   -----------
TOTAL INVESTMENTS: 99.7%                                             2,261,705
   (COST: $1,610,554)(a)(c)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.3%                             6,552
                                                                   -----------
TOTAL NET ASSETS: 100%                                             $ 2,268,257
==============================================================================

COLUMBIA ACORN INTERNATIONAL
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------
>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purpose cost of investments was $1,610,554 and net unrealized appreciation was $651,151 consisting of gross unrealized appreciation of $710,929 and gross unrealized depreciation of $59,778.

(b)   Non-income producing security.

(c) On June 30, 2005, the Fund's total investments were denominated in currencies as follows:

                                                  % OF
                                                 TOTAL
      CURRENCY                      VALUENET    ASSETS
      ------------------------------------------------
      Euro                        $   863,991     38.1%
      British Pounds                  264,098     11.6
      Japanese Yen                    240,249     10.6
      US Dollar                       197,460      8.7
      Other currencies less than
      5% of total net assets          695,907     30.7
                                  -----------   ------
                                  $ 2,261,705     99.7%
                                  ===========   ======


1-800-922-6769
                                       40

COLUMBIA ACORN INTERNATIONAL
        >PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                  VALUE (000)        PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                         $   108,960            4.8%
Industrial Materials                                   96,862            4.3
Conglomerates                                          76,614            3.4
Steel                                                  60,207            2.6
Construction                                           59,401            2.6
Machinery                                              51,243            2.3
Specialty Chemicals                                    48,378            2.1
Outsourcing & Training Services                        44,616            2.0
Electrical Components                                  28,496            1.2
Industrial Distribution                                27,194            1.2
----------------------------------------------------------------------------
                                                      601,971           26.5

>CONSUMER GOODS/SERVICES
Apparels                                               72,518            3.2
Food                                                   55,704            2.5
Beverages                                              48,172            2.1
Retail                                                 47,744            2.1
Gaming                                                 35,972            1.6
Other Consumer Services                                32,194            1.4
Durables Goods                                         31,895            1.4
Nondurables                                            28,525            1.3
Travel                                                 25,739            1.1
Furniture & Textiles                                   24,692            1.1
Consumer Electronics                                   11,247            0.5
Casinos                                                 9,323            0.4
Restaurants                                             7,920            0.4
Consumer Goods Distribution                             4,928            0.2
Leisure Products                                        3,232            0.1
----------------------------------------------------------------------------
                                                      439,805           19.4

>FINANCE
Banks                                                 150,190            6.6
Other Finance Companies                                79,489            3.5
Savings & Loans                                        33,096            1.5
Insurance                                              32,327            1.4
Money Management                                       19,285            0.8
----------------------------------------------------------------------------
                                                      314,387           13.8

                                                  VALUE (000)        PERCENT
----------------------------------------------------------------------------

>INFORMATION
Computer Hardware &
  Related Equipment                               $    64,666            2.9%
Business Information &
  Marketing Services                                   35,227            1.6
Satellite Broadcasting                                 29,803            1.3
Financial Processors                                   29,194            1.3
Semiconductors &
  Related Equipment                                    27,468            1.2
Business Software                                      24,321            1.1
Television Broadcasting                                22,148            1.0
Instrumentation                                        20,996            0.9
Internet Related                                       14,566            0.6
Cable Television                                       12,155            0.5
Computer Services                                      11,620            0.5
Electronics Distribution                                7,888            0.3
Publishing                                              6,143            0.3
Contract Manufacturing                                  2,235            0.1
----------------------------------------------------------------------------
                                                      308,430           13.6

>ENERGY/MINERALS
Oil Services                                           71,427            3.1
Mining                                                 50,421            2.2
Oil/Gas Producers                                      49,520            2.2
Agricultural Commodities                               15,511            0.7
Refining/Marketing/Distribution                        15,207            0.7
Non-Ferrous Metals                                     11,947            0.5
Independent Power                                       1,879            0.1
----------------------------------------------------------------------------
                                                      215,912            9.5

>HEALTH CARE
Hospital Management                                    42,548            1.9
Services                                               32,938            1.5
Pharmaceuticals                                        30,203            1.3
Medical Equipment                                      28,048            1.2
Hospital/ Laboratory Supplies                          17,786            0.8
----------------------------------------------------------------------------
                                                      151,523            6.7

>OTHER INDUSTRIES
Transportation                                         79,160            3.5
Real Estate                                            35,955            1.6
Regulated Utilities                                    31,527            1.4
----------------------------------------------------------------------------
                                                      146,642            6.5

TOTAL COMMON STOCKS AND
                                                  --------------------------
   OTHER EQUITY-LIKE SECURITIES                     2,178,670           96.0

SHORT-TERM OBLIGATIONS                                 83,035            3.7
                                                  --------------------------
TOTAL INVESTMENTS                                   2,261,705           99.7

CASH AND OTHER ASSETS
   LESS LIABILITIES                                     6,552            0.3

                                                  --------------------------
NET ASSETS                                        $ 2,268,257          100.0%
============================================================================

COLUMBIA ACORN USA
        >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                        NUMBER OF SHARES
                                                  --------------------------
                                                     03/31/05       06/30/05

ADDITIONS
----------------------------------------------------------------------------
      INFORMATION
American Tower                                         40,000        490,000
Navigant Consulting                                         0         98,300
Novell                                              1,330,000      1,850,000
Salem Communications                                  293,100        393,100
SSA Global Technologies                                     0        218,500
Tellabs                                               200,000        975,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
HNI                                                    60,000        100,000
International Speedway Motors                         241,300        271,300

----------------------------------------------------------------------------
      HEALTH CARE
Advanced Medical Optics                                     0         94,171
Arrow International                                         0        100,000
Charles River Laboratories                             40,000        220,000
Intermagnetics General                                      0         75,000
Neurocrine Biosciences                                155,000        175,000
Serologicals                                                0        405,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
Layne Christensen                                     156,700        242,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Genlyte Group                                         244,000        308,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Nordson                                                40,100        211,800
Quanta Services                                       300,000        400,000
Spartech                                              125,000        287,500

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Heartland Express                                           0         87,800

                                                        NUMBER OF SHARES
                                                  --------------------------
                                                     03/31/05       06/30/05

SALES
----------------------------------------------------------------------------
      INFORMATION
Mediacom Communications                               300,000              0

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Urban Outfitters                                       48,200              0

----------------------------------------------------------------------------
      HEALTH CARE
CTI Molecular Imaging                                 245,000              0
VISX                                                  170,600              0

----------------------------------------------------------------------------
      ENERGY/MINERALS
Equitable Resources                                    85,600         55,600
Quicksilver Resources                                 540,000        350,000
Range Resources                                        75,000              0

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Hub Group                                             206,000              0
Insurance Auto                                         41,900              0


1-800-922-6769
                                       42

COLUMBIA ACORN USA
        >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                                                       COMMON STOCKS AND OTHER
                                                 EQUITY-LIKE SECURITIES: 90.5%
------------------------------------------------------------------------------
INFORMATION: 27.4%
                >TELECOMMUNICATION SERVICES: 7.3%
      652,000   Western Wireless (b)                               $    27,580
                RURAL CELLULAR PHONE SERVICES
    1,005,000   Crown Castle International (b)                          20,422
                COMMUNICATION TOWERS
      333,800   Commonwealth Telephone                                  13,990
                RURAL PHONE FRANCHISES & CLEC
      490,000   American Tower (b)                                      10,300
                COMMUNICATION TOWERS IN USA & MEXICO
       10,000   Telephone & Data Systems                                   408
       10,000   Telephone & Data Systems Cl. S                             383
                CELLULAR & TELEPHONE SERVICES
------------------------------------------------------------------------------
                                                                        73,083

                >BUSINESS/CONSUMER SOFTWARE: 7.3%
      501,200   Micros Systems (b)                                      22,429
                INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
    1,850,000   Novell (b)                                              11,470
                DIRECTORY, OPERATING SYSTEM & IDENTITY
                MANAGEMENT SOFTWARE
      974,000   JDA Software Group (b)                                  11,084
                APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
      266,650   Kronos (b)                                              10,770
                LABOR MANAGEMENT SOLUTIONS
      473,500   MRO Software (b)                                         6,918
                ENTERPRISE MAINTENANCE SOFTWARE
      260,000   Aspect Communications (b)                                2,920
                CALL CENTER SOFTWARE
      218,500   SSA Global Technologies (b)                              2,622
                ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
      653,200   E.Piphany (b)                                            2,273
                CRM SOFTWARE
       60,000   Maximus                                                  2,117
                OUTSOURCER FOR GOVERNMENT
------------------------------------------------------------------------------
                                                                        72,603

                >COMPUTER HARDWARE/
                 SEMICONDUCTORS/RELATED
                 EQUIPMENT: 3.8%
      365,300   Integrated Circuit Systems (b)                           7,540
                SILICON TIMING DEVICES
      260,000   Unova (b)                                                6,924
                BARCODE & WIRELESS LAN SYSTEMS
      570,000   Symbol Technologies                                      5,626
                MOBILE COMPUTERS & BARCODE SCANNERS
      445,000   Entegris (b)                                             4,406
                SEMICONDUCTOR WAGER SHIPPING & HANDLING PRODUCTS
       99,000   Zebra Technologies (b)                                   4,335
                BAR CODE PRINTERS
      424,100   SeaChange International (b)                              2,977
                SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
      100,000   Belden CDT                                               2,120
                SPECIALTY CABLE
       70,000   Littelfuse (b)                                           1,950
                LITTLE FUSES
       40,000   Rogers (b)                                               1,622
                PCB LAMINATES & HIGH PERFORMANCE FOAMS
------------------------------------------------------------------------------
                                                                        37,500

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >BROADCASTING: 2.1%
      393,100   Salem Communications (b)                           $     7,799
                RADIO STATIONS FOR RELIGIOUS PROGRAMMING
      695,000   Spanish Broadcasting (b)                                 6,943
                SPANISH LANGUAGE RADIO STATIONS
      610,000   Entravision Communications (b)                           4,752
                SPANISH LANGUAGE TV, RADIO & OUTDOOR
      138,500   Gray Television                                          1,670
                MID MARKET AFFILIATED TV STATIONS
------------------------------------------------------------------------------
                                                                        21,164

                >TELECOMMUNICATIONS EQUIPMENT: 1.8%
      975,000   Tellabs (b)                                              8,483
                TELECOMMUNICATIONS EQUIPMENT
      480,000   Andrew (b)                                               6,125
                WIRELESS INFRASTRUCTURE EQUIPMENT
      300,000   Symmetricom (b)                                          3,111
                NETWORK TIMING & SYNCHRONIZATION DEVICES
------------------------------------------------------------------------------
                                                                        17,719

                >TRANSACTION PROCESSORS: 1.6%
      211,640   Global Payments                                         14,349
                CREDIT CARD PROCESSOR
      143,100   Pegasus Systems (b)                                      1,596
                TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
------------------------------------------------------------------------------
                                                                        15,945

                >BUSINESS INFORMATION/BUSINESS
                SERVICES/PUBLISHING: 1.1%
      102,800   Getty Images (b)                                         7,634
                PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
       90,000   Ceridian (b)                                             1,753
                HR SERVICES & PAYMENT PROCESSING
       98,300   Navigant Consulting (b)                                  1,736
                FINANCIAL CONSULTING FIRM
------------------------------------------------------------------------------
                                                                        11,123

                >COMPUTER SERVICES: 0.8%
    1,005,500   AnswerThink Consulting (b)                               3,570
                I/T INTEGRATION & BEST PRACTICE RESEARCH
      786,000   RCM Technologies (b)(c)                                  3,333
                TECHNOLOGY ENGINEERING SERVICES
      200,000   Igate Capital (b)                                          716
                I/T & BPO OUTSOURCING SERVICES
------------------------------------------------------------------------------
                                                                         7,619

                >INTERNET: 0.7%
      460,600   DoubleClick (b)                                          3,864
                INTERNET ADVERTISING & DIRECT MARKETING
                STATISTICAL DATA
      285,000   ValueClick (b)                                           3,514
                INTERNET ADVERTISING
------------------------------------------------------------------------------
                                                                         7,378

                >INSTRUMENTATION: 0.4%
       90,000   Trimble Navigation (b)                                   3,507
                GPS-BASED INSTRUMENTS
------------------------------------------------------------------------------

                >ELECTRONICS DISTRIBUTION: 0.3%
       60,000   CDW                                                      3,425
                TECHNOLOGY RESELLER
------------------------------------------------------------------------------

COLUMBIA ACORN USA
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >CONTRACT MANUFACTURING: 0.2%
      117,700   Plexus (b)                                         $     1,675
                ELECTRONIC MANUFACTURING SERVICES
------------------------------------------------------------------------------

                                                                   -----------
INFORMATION: TOTAL                                                     272,741

------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 18.0%
                >RETAIL: 8.0%
      285,000   Abercrombie & Fitch                                     19,579
                TEEN APPAREL RETAILER
      435,750   Aeropostale (b)                                         14,641
                MALL BASED TEEN RETAILER
      360,000   Petco Animal Supplies (b)                               10,555
                PET SUPPLIES & SERVICES
      230,000   Chico's FAS (b)                                          7,884
                WOMEN'S SPECIALTY RETAILER
      393,750   Christopher & Banks                                      7,190
                WOMEN'S APPAREL RETAILER
      212,500   Ann Taylor (b)                                           5,159
                WOMEN'S APPAREL RETAILER
      100,000   Michaels Stores                                          4,137
                CRAFT & HOBBY SPECIALTY RETAILER
       95,000   Genesco (b)                                              3,524
                MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
      100,000   Sports Authority (b)                                     3,180
                SPORTING GOODS STORES
      141,200   Brookstone (b)                                           2,666
                SPECIALTY CONSUMER PRODUCT RETAILER
       60,000   West Marine (b)                                          1,084
                LARGEST RETAILER OF BOATING SUPPLIES
------------------------------------------------------------------------------
                                                                        79,599

                >CONSUMER SERVICES: 4.0%
      396,000   ITT Educational Services (b)                            21,154
                POSTSECONDARY DEGREE PROGRAMS
      435,000   Coinstar (b)                                             9,870
                OWNER/OPERATOR OF COIN COUNTING MACHINES
      371,700   Central Parking                                          5,111
                OWNER, OPERATOR & MANAGER OF PARKING LOTS & GARAGES
       60,000   Weight Watchers (b)                                      3,097
                WEIGHT LOSS PROGRAMS
------------------------------------------------------------------------------
                                                                        39,232

                >ENTERTAINMENT/LEISURE PRODUCTS: 1.8%
      271,300   International Speedway Motors                           15,263
                LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
      195,000   Callaway Golf                                            3,009
                PREMIUM GOLF CLUBS & BALLS
------------------------------------------------------------------------------
                                                                        18,272

                >APPAREL: 1.7%
      194,200   Oxford Industries                                        8,360
                BRANDED & PRIVATE LABEL APPAREL
      168,000   Coach (b)                                                5,640
                DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
      134,000   Steven Madden (b)                                        2,380
                WHOLESALER/RETAILER OF FASHION FOOTWEAR
------------------------------------------------------------------------------
                                                                        16,380

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >NONDURABLES: 1.3%
      177,200   Scotts Company (b)                                 $    12,618
                CONSUMER LAWN & GARDEN PRODUCTS
       38,900   Prestige Brands (b)                                        759
                OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
------------------------------------------------------------------------------
                                                                        13,377

                >FURNITURE: 1.1%
      100,000   HNI                                                      5,115
                OFFICE FURNITURE & FIREPLACES
       85,000   Herman Miller                                            2,621
                OFFICE FURNITURE
       60,000   American Woodmark                                        1,801
                KITCHEN CABINET MANUFACTURER
       20,000   Mohawk Industries (b)                                    1,650
                CARPET & FLOORING
------------------------------------------------------------------------------
                                                                        11,187

                >FOOD & BEVERAGES: 0.1%
       37,000   NBTY (b)                                                   960
                VITAMINS & SUPPLEMENTS
------------------------------------------------------------------------------

                                                                   -----------
CONSUMER GOODS/SERVICES: TOTAL                                         179,007

------------------------------------------------------------------------------
HEALTH CARE: 14.2%
                >MEDICAL EQUIPMENT: 5.4%
      573,000   Edwards Lifesciences (b)                                24,650
                HEART VALVES
      221,300   Diagnostic Products                                     10,474
                IMMUNODIAGNOSTIC KITS
      220,000   Viasys Healthcare (b)                                    4,970
                RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       94,171   Advanced Medical Optics (b)                              3,743
                MEDICAL DEVICES FOR EYE CARE
      115,700   ICU Medical (b)                                          3,722
                INTRAVENOUS THERAPY PRODUCTS
      100,000   Arrow International                                      3,190
                DISPOSABLE CATHETERS
       75,000   Intermagnetics General (b)                               2,307
                MRI EQUIPMENT
------------------------------------------------------------------------------
                                                                        53,056

                >SERVICES: 4.8%
      220,000   Charles River Laboratories (b)                          10,615
                PHARMACEUTICAL RESEARCH
      246,800   Lincare Holdings (b)                                    10,079
                HOME HEALTH CARE SERVICES
      133,250   Coventry Health Care (b)                                 9,427
                PPO NETWORK
      405,000   Serologicals (b)                                         8,606
                BLOOD COLLECTION & ANTIBODY PRODUCTION
      423,800   NDCHealth Group                                          7,616
                HEALTH CLAIMS PROCESSING & DRUG MARKETING SERVICES
      100,000   Dendrite International (b)                               1,380
                SOFTWARE FOR PHARMACEUTICAL SALES FORCE
------------------------------------------------------------------------------
                                                                        47,723


1-800-922-6769
                                       44

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >BIOTECHNOLOGY/DRUG DELIVERY: 2.2%
      175,000   Neurocrine Biosciences (b)                         $     7,361
                DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
      360,000   Nektar Therapeutics (b)                                  6,062
                DRUG DELIVERY TECHNOLOGIES
      260,000   AtheroGenics (b)                                         4,155
                DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                 ARTHRITIS, ASTHMA
      315,000   Ligand Pharmaceuticals (b)                               2,189
                DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
      300,000   Lexicon Genetics (b)                                     1,482
                DRUG DISCOVERY
      375,000   Locus Discovery, Series D, Pfd. (d)(e)                     750
                HIGH THROUGHPUT RATIONAL DRUG DESIGN
      363,636   Metabolex, Series F (d)(e)                                  53
                DRUGS FOR DIABETES
------------------------------------------------------------------------------
                                                                        22,052

                >MEDICAL SUPPLIES: 1.0%
      222,800   Techne (b)                                              10,229
                CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                 LIFE SCIENCES
------------------------------------------------------------------------------

                >PHARMACEUTICALS: 0.8%
      245,500   Par Pharmaceuticals (b)                                  7,809
                GENERICS
------------------------------------------------------------------------------

                                                                   -----------
HEALTH CARE: TOTAL                                                     140,869

------------------------------------------------------------------------------
ENERGY/MINERALS:11.8%
                >OIL SERVICES: 6.1%
      635,000   Chicago Bridge & Iron                                   14,516
                ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG
      401,700   FMC Technologies (b)                                    12,842
                OIL & GAS WELL HEAD MANUFACTURER
      300,000   Pride International (b)                                  7,710
                OFFSHORE DRILLING CONTRACTOR
      941,000   Newpark Resources (b)                                    7,058
                DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
      242,000   Layne Christensen (b)                                    4,807
                WATER/MINERAL DRILLER & COAL SEAM GAS PRODUCER
      355,000   Hanover Compressor (b)                                   4,086
                NATURAL GAS COMPRESSOR RENTAL
      266,800   Pioneer Drilling (b)                                     4,071
                OIL & GAS WELL DRILLER
       51,000   Carbo Ceramics                                           4,027
                NATURAL GAS WELL STIMULANTS
      135,000   Key Energy Services (b)                                  1,634
                OIL & GAS WELL WORKOVER SERVICES
------------------------------------------------------------------------------
                                                                        60,751

                >OIL & GAS PRODUCERS: 4.0%
      350,000   Quicksilver Resources (b)                               22,376
                NATURAL GAS & COAL SEAM GAS PRODUCER
      272,000   Western Gas                                              9,493
                OIL & COAL SEAM GAS PRODUCER
      104,200   Southwestern Energy (b)                                  4,895
                NATURAL GAS PRODUCER
      450,000   Vaalco Energy (b)                                        1,557
                OIL & GAS PRODUCER

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >OIL & GAS PRODUCERS--CONTINUED
       70,000   McMoran Exploration (b)                            $     1,366
                NATURAL GAS PRODUCERS & LNG DEVELOPER
------------------------------------------------------------------------------
                                                                        39,687

                >DISTRIBUTION/MARKETING/REFINING: 1.7%
      245,000   Oneok                                                    7,999
                NATURAL GAS UTILITY, MARKETING & PROCESSING
      193,000   Atmos Energy                                             5,558
                NATURAL GAS UTILITY
       55,600   Equitable Resources                                      3,781
                NATURAL GAS PRODUCER & UTILITY
------------------------------------------------------------------------------
                                                                        17,338

                                                                   -----------
ENERGY/MINERALS: TOTAL                                                 117,776

------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.7%
                >MACHINERY: 5.0%
      282,000   Esco Technologies (b)                                   28,426
                FILTRATION & TEST EQUIPMENT
      194,000   Pentair                                                  8,305
                PUMPS, WATER TREATMENT & TOOLS
      211,800   Nordson                                                  7,261
                DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
      110,000   Ametek                                                   4,603
                AEROSPACE/INDUSTRIAL INSTRUMENTS
       50,000   Kaydon                                                   1,392
                SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
------------------------------------------------------------------------------
                                                                        49,987

                >INDUSTRIAL GOODS: 1.6%
      308,000   Genlyte Group (b)                                       15,012
                COMMERCIAL LIGHTING FIXTURES
       25,000   Donaldson                                                  758
                INDUSTRIAL AIR FILTRATION
------------------------------------------------------------------------------
                                                                        15,770

                >WATER: 1.0%
      134,000   Cuno (b)                                                 9,573
                FILTRATION & FLUIDS CLARIFICATION
------------------------------------------------------------------------------

                >CONSTRUCTION: 0.8%
      112,700   Florida Rock Industries                                  8,267
                CONCRETE & AGGREGATES
------------------------------------------------------------------------------

                >SPECIALTY CHEMICALS/INDUSTRIAL
                MATERIALS: 0.5%
      287,500   Spartech                                                 5,118
                PLASTICS DISTRIBUTION & COMPOUNDING
------------------------------------------------------------------------------

                >OUTSOURCING SERVICES: 0.4%
      400,000   Quanta Services (b)                                      3,520
                ELECTRICAL & TELECOM CONSTRUCTION SERVICES
------------------------------------------------------------------------------

                >INDUSTRIAL DISTRIBUTION: 0.3%
      113,000   Nuco2 (b)                                                2,901
                BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
------------------------------------------------------------------------------

COLUMBIA ACORN USA
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >INDUSTRIAL SERVICES: 0.1%
       95,000   Clark                                              $     1,361
                EXECUTIVE COMPENSATION & BENEFITS CONSULTING
------------------------------------------------------------------------------

                                                                   -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                        96,497

------------------------------------------------------------------------------
FINANCE: 8.7%
                >FINANCE COMPANIES: 4.4%
    1,091,500   AmeriCredit (b)                                         27,833
                AUTO LENDING
      520,200   World Acceptance (b)                                    15,632
                PERSONAL LOANS
------------------------------------------------------------------------------
                                                                        43,465

                >INSURANCE: 2.6%
      430,000   HCC Insurance Holdings                                  16,284
                SPECIALTY INSURANCE
       14,000   Markel (b)                                               4,746
                SPECIALTY INSURANCE
       35,000   Philadelphia Consolidated Holding (b)                    2,967
                SPECIALTY INSURANCE
       91,000   United America Indemnity (b)                             1,564
                SPECIALTY INSURANCE
------------------------------------------------------------------------------
                                                                        25,561

                >BANKS: 1.3%
      263,000   TCF Financial                                            6,806
                GREAT LAKES BANK
      197,656   Chittenden                                               5,376
                VERMONT & WESTERN MASSACHUSETTS BANK
       20,000   First Financial BankShares                                 677
                WEST TEXAS BANK
       30,000   West Bancorporation                                        564
                DES MOINES COMMERCIAL BANK
------------------------------------------------------------------------------
                                                                        13,423

                >SAVINGS & LOAN: 0.4%
      116,400   Anchor Bancorp Wisconsin                                 3,522
                WISCONSIN THRIFT
------------------------------------------------------------------------------

                                                                   -----------
FINANCE: TOTAL                                                          85,971

------------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                          VALUE (000)
------------------------------------------------------------------------------

OTHER INDUSTRIES: 0.7%
                >REAL ESTATE: 0.2%
      100,000     Crescent Real Estate Equities                    $     1,875
                  CLASS A OFFICE BUILDINGS
       35,000     Highland Hospitality                                     366
                  HOTEL REAL ESTATE INVESTMENT TRUST
------------------------------------------------------------------------------
                                                                         2,241

                >REGULATED UTILITIES: 0.2%
       90,000     Northeast Utilities                                    1,877
                  REGULATED ELECTRIC UTILITY
------------------------------------------------------------------------------

                >LOGISTICS: 0.2%
       87,800     Heartland Express                                      1,706
                  REGIONAL DRY VAN TRUCKER
------------------------------------------------------------------------------

                >WASTE MANAGEMENT: 0.1%
       42,800     Waste Connections (b)                                  1,596
                  SOLID WASTE MANAGEMENT
------------------------------------------------------------------------------

                                                                   -----------
OTHER INDUSTRIES: TOTAL                                                  7,420

                                                                   -----------
TOTAL COMMON STOCKS AND OTHER                                          900,281
  EQUITY-LIKE SECURITIES: 90.5%
   (COST: $601,302)

SHORT-TERM OBLIGATIONS: 9.8%
$      33,000   Citigroup Funding 3.10% -
                Due 7/1/05                                              33,000
       33,000   LaSalle Bank 3.20% - Due 7/5/05                         32,989
       28,000   Verizon Network 3.26% -
                Due 7/8/05                                              27,982
        3,283   Repurchase Agreement with State
                  Street Bank & Trust dated 6/30/05,
                  due 7/01/05 at 3.00%
                  collateralized by Federal Home Loan
                  Mortgage Association
                  Notes, maturing 3/24/08 market
                  value $3,351 (repurchase
                  proceeds: $3,283)                                      3,283
------------------------------------------------------------------------------
                  (AMORTIZED COST: $97,254)                             97,254

                                                                   -----------
TOTAL INVESTMENTS: 100.3%                                              997,535
   (COST: $698,556)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.3)%                          (3,136)

                                                                   -----------
TOTAL NET ASSETS: 100%                                             $   994,399
==============================================================================


1-800-922-6769
                                       46

--------------------------------------------------------------------------------
>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $698,556 and net unrealized appreciation was $298,979 consisting of gross unrealized appreciation of $332,259 and gross unrealized depreciation of $33,280.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      RCM Technologies            6.90%

      The aggregate cost and value of this company at June 30, 2005, was $5,636 and $3,333, respectively. Investments in affiliate companies represent 0.3% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005, were as follows:

                 Dividend Income                     $       --
                 Net realized gain or loss           $       --
                 Change in unrealized gain or loss   $     (622)

                 Purchases                           $       --
                 Proceeds from sales                 $       --

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2005, these securities were illiquid. At June 30, 2005, these securities (in thousands) amounted to $803 which represents 0.1% of total net assets.

      Additional information on these securities is as follows:


                                  ACQUISITION
SECURITY                             DATES      SHARES (000)   COST (000)   VALUE (000)
---------------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.    09/05/01              375   $    1,500   $       750
Metabolex, Series F                05/11/00              364        2,000            53
                                                               ----------   -----------
                                                               $    3,500   $       803
                                                               ==========   ===========


(e) Represents fair value as determined in good faith under procedures by the Board of Trustees.

COLUMBIA ACORN INTERNATIONAL SELECT
        >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Compass Group                                         220,000        400,000
Grafton Group (Ireland)                                70,000        105,000
William Hill                                                0         80,000

>SWITZERLAND
BKW Energie                                                 0         11,200
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>SWEDEN
Gambro                                                      0         38,900

----------------------------------------------------------------------------
      ASIA

>JAPAN
Ito En                                                 12,000         32,800

                                                      NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Anglo Irish Bank (Ireland)                            282,442        244,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>ITALY
Autogrill                                              70,000              0

----------------------------------------------------------------------------
      ASIA

>JAPAN
Fast Retailing                                         11,500              0
Olympus Optical                                        23,000              0

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Noranda                                                50,000              0


1-800-922-6769
                                       48

COLUMBIA ACORN INTERNATIONAL SELECT
        >STATEMENT OF INVESTMENTS (UNAUDITED) JUNE 30, 2005

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                                                          COMMON STOCKS: 95.7%
------------------------------------------------------------------------------
EUROPE: 60.3%
                >UNITED KINGDOM/IRELAND: 22.4%
      244,000   Anglo Irish Bank (Ireland)                         $     3,022
                SMALL BUSINESS & MIDDLE MARKET BANKING
      192,000   Exel                                                     2,907
                GLOBAL LOGISTICS & FREIGHT FORWARDING
      132,000   Depfa Bank (Ireland)                                     2,109
                INTERNATIONAL PUBLIC SECTOR FINANCE
      130,000   IAWS (Ireland)                                           1,816
                MANUFACTURER OF BAKED GOODS
      400,000   Compass Group                                            1,678
                INTERNATIONAL CONCESSION & CONTRACT CATERER
      105,000   Grafton Group (Ireland) (b)                              1,215
                BUILDING MATERIALS, WHOLESALING & DIY RETAILING
       80,000   William Hill                                               770
                LARGEST BOOKMAKER
       80,000   British Sky Broadcasting                                   754
                DIGITAL SATELLITE BROADCASTING
       40,000   Intermediate Capital                                       746
                EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       25,000   Kerry (Ireland)                                            617
                FOOD INGREDIENTS
       17,000   Cobham                                                     431
                AEROSPACE COMPONENTS
------------------------------------------------------------------------------
                                                                        16,065

                >FRANCE/BELGIUM: 13.2%
       33,000   Neopost                                                  2,900
                POSTAGE METER MACHINES
      170,000   SES Global                                               2,559
                SATELLITE BROADCASTING SERVICES
       27,000   Imerys                                                   1,856
                INDUSTRIAL MINERALS PRODUCER
       34,000   Belgacom (Belgium)                                       1,158
                TELECOM SERVICE PROVIDER
       14,500   Essilor International                                      987
                EYEGLASS LENSES
------------------------------------------------------------------------------
                                                                         9,460

                >SWITZERLAND: 12.1%
       10,200   Kuehne & Nagel                                           2,157
                FREIGHT FORWARDING/LOGISTICS
       14,000   Swatch Group                                             1,959
                WATCH & ELECTRONICS MANUFACTURER
        1,900   Geberit International                                    1,212
                PLUMBING SUPPLIES
       10,000   Synthes                                                  1,094
                PRODUCTS FOR ORTHOPEDIC SURGERY
        2,300   Schindler                                                  828
                ELEVATOR MANUFACTURER & SERVICE PROVIDER
       11,200   BKW Energie                                                700
                ELECTRIC UTILITY
        1,200   Givaudan                                                   696
                INDUSTRIAL FRAGRANCES & FLAVORS
------------------------------------------------------------------------------
                                                                         8,646

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >NORWAY: 3.6%
      157,500   Den Norske Bank                                    $     1,632
                LARGEST NORWEGIAN BANK
       26,000   Orkla                                                      953
                FOOD & DIVERSIFIED CONSUMER GOODS
------------------------------------------------------------------------------
                                                                         2,585

                >CZECH REPUBLIC: 2.9%
       16,840   Komercni Banka                                           2,109
                LEADING CZECH UNIVERSAL BANK
------------------------------------------------------------------------------

                >SPAIN: 2.8%
       73,000   Red Electrica                                            2,015
                SPANISH POWER GRID
------------------------------------------------------------------------------

                >GERMANY: 2.6%
       13,000   Deutsche Boerse                                          1,014
                TRADING, CLEARING & SETTLEMENT SERVICES
                FOR FINANCIAL MARKETS
       12,000   Rhoen-Klinikum                                             830
                HOSPITAL MANAGEMENT
------------------------------------------------------------------------------
                                                                         1,844

                >SWEDEN: 0.7%
       38,900   Gambro                                                     519
                PRODUCTS/SERVICES FOR RENAL CARE
------------------------------------------------------------------------------

                                                                   -----------
EUROPE: TOTAL                                                           43,243

------------------------------------------------------------------------------
ASIA: 23.7%
                >JAPAN: 17.4%
       68,000   Shimano                                                  1,930
                BICYCLE COMPONENTS & FISHING TACKLE
       16,200   Hoya                                                     1,861
                OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
       48,000   Daito Trust Construction                                 1,792
                APARTMENT BUILDER
       32,800   Ito En                                                   1,682
                BOTTLED TEA & OTHER BEVERAGES
        1,627   Jupiter Telecommunications (b)                           1,367
                LARGEST CABLE SERVICE PROVIDER IN JAPAN
       77,000   Ushio                                                    1,365
                INDUSTRIAL LIGHT SOURCES
       11,000   Funai Electric                                           1,125
                CONSUMER ELECTRONICS
      181,800   Hiroshima Bank                                             826
                REGIONAL BANK
       94,000   Bank of Yokohama                                           540
                REGIONAL BANK
------------------------------------------------------------------------------
                                                                        12,488

                >HONG KONG/CHINA: 4.1%
      650,000   Hong Kong Exchanges & Clearing                           1,684
                HONG KONG EQUITY & DERIVATIVES OPERATOR
    2,000,000   Global Bio-Chem Technology
                Group (China)                                            1,239
                REFINER OF CORN-BASED COMMODITIES
------------------------------------------------------------------------------
                                                                         2,923

COLUMBIA ACORN INTERNATIONAL SELECT
        >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >SINGAPORE: 2.2%
    1,600,000   Comfort Del Gro                                    $     1,599
                TAXI & MASS TRANSIT SERVICE
------------------------------------------------------------------------------

                                                                   -----------
ASIA: TOTAL                                                             17,010

------------------------------------------------------------------------------
OTHER COUNTRIES: 7.7%
                >CANADA: 5.0%
      300,000   Kinross Gold (b)                                         1,833
                GOLD MINING
       47,000   Talisman Energy                                          1,758
                OIL & GAS PRODUCER
------------------------------------------------------------------------------
                                                                         3,591

                >AUSTRALIA: 2.7%
      330,000   Lion Nathan                                              1,897
                BEER BREWER/DISTRIBUTOR
------------------------------------------------------------------------------

                                                                   -----------
OTHER: TOTAL                                                             5,488

------------------------------------------------------------------------------
LATIN AMERICA: 4.0%
                >ARGENTINA: 4.0%
       37,000   Tenaris                                                  2,896
                STEEL PIPE FOR OIL WELLS & PIPELINES
------------------------------------------------------------------------------

                                                                   -----------
LATIN AMERICA: TOTAL                                                     2,896

                                                                   -----------
TOTAL COMMON STOCKS: 95.7%                                              68,637
   (COST: $53,994)

PRINCIPAL AMOUNT (000)                                             VALUE (000)
------------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 4.3%
$       3,087   Repurchase Agreement with
                  State Street Bank & Trust
                  dated 6/30/05, due 7/1/05
                  at 3.00% collateralized by
                  Federal National Mortgage
                  Association Notes, maturing
                  3/24/08 market value
                  $3,149 (repurchase
                  proceeds: $3,087)                                $     3,087
------------------------------------------------------------------------------
                  (COST: $3,087)                                         3,087

                                                                   -----------
TOTAL INVESTMENTS: 100.0%                                               71,724
   (COST: $57,081)(a)(C)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                               (14)

                                                                   -----------
TOTAL NET ASSETS: 100%                                             $    71,710
==============================================================================

--------------------------------------------------------------------------------
>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purpose cost of investments was $57,081 and net unrealized appreciation was $14,643 consisting of gross unrealized appreciation of $16,972 and gross unrealized depreciation of $2,329.

(b)   Non-income producing security.

(c) On June 30, 2005, the Fund's total investments were denominated in currencies as follows:

                                                    % OF
                                                   TOTAL
      CURRENCY                   VALUE        NET ASSETS
      --------------------------------------------------
      Euro                     $22,098              30.8%
      Japanese Yen              12,488              17.4
      Swiss Franc                8,646              12.1
      British Pounds             7,285              10.2
      US Dollar                  5,983               8.3
      Canadian Dollar            3,591               5.0
      Other currencies less
        than 5% of total
        net assets              11,633              16.2
                               -------           -------
                               $71,724             100.0%
                               =======           =======


1-800-922-6769
                                       50

COLUMBIA ACORN INTERNATIONAL SELECT
        >PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                  VALUE (000)        PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                        $      5,892            8.2%
Industrial Materials                                    3,068            4.3
Machinery                                               2,900            4.1
Steel                                                   2,896            4.0
Electrical Components                                   1,796            2.5
Construction                                            1,792            2.5
Industrial Distribution                                 1,215            1.7
Specialty Chemicals                                       696            1.0
----------------------------------------------------------------------------
                                                       20,255           28.3

>CONSUMER GOODS/SERVICES
Durable Goods                                           3,889            5.4
Beverages                                               3,579            5.0
Food                                                    2,433            3.4
Restaurants                                             1,678            2.3
Consumer Electronics                                    1,125            1.6
Non-Durables                                              953            1.3
Gaming                                                    770            1.1
----------------------------------------------------------------------------
                                                       14,427           20.1

>FINANCE
Banks                                                  10,238           14.3
Other Finance Companies                                   746            1.0
----------------------------------------------------------------------------
                                                       10,984           15.3

                                                  VALUE (000)        PERCENT
----------------------------------------------------------------------------

>INFORMATION
Financial Processors                             $      2,698            3.8%
Satellite Broadcasting and
    Services                                            2,559            3.6
Semiconductors and Related
    Equipment                                           1,861            2.6
Cable Television                                        1,367            1.9
Telephone Services                                      1,158            1.6
Television Broadcasting                                   754            1.0
----------------------------------------------------------------------------
                                                       10,397           14.5

>ENERGY/MINERALS
Non-Ferrous Metals                                      1,833            2.6
Oil/Gas Producers                                       1,758            2.4
Agricultural Commodities
    (includes Forestry)                                 1,239            1.7
----------------------------------------------------------------------------
                                                        4,830            6.7

>HEALTH CARE
Medical Equipment                                       2,081            2.9
Hospital Management                                       830            1.2
HealthCare Services                                       519            0.7
----------------------------------------------------------------------------
                                                        3,430            4.8

>OTHER INDUSTRIES
Regulated Utilities                                     2,715            3.8
Transportation                                          1,599            2.2
----------------------------------------------------------------------------
                                                        4,314            6.0

                                                 ---------------------------
TOTAL COMMON STOCKS                                    68,637           95.7

SHORT-TERM OBLIGATION                                   3,087            4.3
                                                 ---------------------------
TOTAL INVESTMENTS                                      71,724          100.0

CASH AND OTHER ASSETS
    LESS LIABILITIES                                      (14)           0.0
                                                 ---------------------------
NET ASSETS                                       $     71,710          100.0%
============================================================================

COLUMBIA ACORN SELECT
        >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

ADDITIONS
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Coach                                               1,260,000      1,400,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Costco                                                820,000        845,000
ITT Educational Services                            1,451,000      1,550,000
International Speedway Motors                         550,000        670,000

----------------------------------------------------------------------------
      INFORMATION
American Tower                                      2,300,000      2,350,000
Aspect Communications                               2,074,700      2,182,000
CDW                                                   525,000        690,000
Novell                                              4,000,000      5,000,000
Tellabs                                             8,100,000      8,900,000
Tribune Company                                             0        490,000

----------------------------------------------------------------------------
      FINANCE
Conseco                                                     0      1,800,000
Nuveen Investments                                          0        975,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Mine Safety Appliances                                      0        850,000
Quanta Services                                     1,576,000      2,810,000
Spartech                                                    0        173,000
Worthington Industries                                      0      2,000,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
FMC Technologies                                      400,000        450,000
Pride International                                 1,654,000      1,854,000

                                                        NUMBER OF SHARES
                                                 ---------------------------
                                                     03/31/05       06/30/05

SALES
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Herman Miller                                       1,160,000        471,032

----------------------------------------------------------------------------
      INFORMATION
FTI Consulting                                        925,000        143,200
McAfee                                              2,539,900              0
Moodys                                                940,000              0
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Synopsys                                              860,000              0


1-800-922-6769
                                       52

COLUMBIA ACORN SELECT
        >STATEMENT OF INVESTMENTS (UNAUDITED) JUNE 30, 2005

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                                                          COMMON STOCKS: 90.6%
------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 29.4%
                >RETAIL: 11.4%
    3,000,000   Safeway                                            $    67,770
                RETAIL FOOD & DRUG STORES
      975,000   Abercrombie & Fitch                                     66,982
                TEEN APPAREL RETAILER
      845,000   Costco                                                  37,873
                WAREHOUSE SUPERSTORES
------------------------------------------------------------------------------
                                                                       172,625

                >CONSUMER SERVICES: 8.0%
    1,550,000   ITT Educational Services (b)                            82,801
                POSTSECONDARY DEGREE PROGRAMS
      728,000   Weight Watchers (b)                                     37,572
                WEIGHT LOSS PROGRAM
------------------------------------------------------------------------------
                                                                       120,373

                >FURNITURE & MANUFACTURERS: 4.1%
    1,400,000   Coach (b)                                               46,998
                DESIGNER & RETAILER OF BRANDED LEATHER ACCESSORIES
      471,032   Herman Miller                                           14,527
                OFFICE FURNITURE
------------------------------------------------------------------------------
                                                                        61,525

                >LEISURE VEHICLES: 3.4%
    1,050,000   Harley-Davidson                                         52,080
                MOTORCYCLES & RELATED MERCHANDISE
------------------------------------------------------------------------------

                >ENTERTAINMENT: 2.5%
      670,000   International Speedway Motors                           37,694
                LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
------------------------------------------------------------------------------

                                                                   -----------
CONSUMER GOODS/SERVICES: TOTAL                                         444,297

------------------------------------------------------------------------------
INFORMATION: 26.3%
                >TELECOMMUNICATIONS EQUIPMENT: 5.1%
    8,900,000   Tellabs (b)                                             77,430
                TELECOMMUNICATIONS EQUIPMENT
------------------------------------------------------------------------------

                >BUSINESS SOFTWARE: 3.7%
    5,000,000   Novell (b)                                              31,000
                DIRECTORY, OPERATING SYSTEM & IDENTITY
                MANAGEMENT SOFTWARE
    2,182,000   Aspect Communications (b)                               24,504
                CALL CENTER SOFTWARE
------------------------------------------------------------------------------
                                                                        55,504

                >INTERNET: 3.5%
    9,600,000   Skillsoft Publishing (b)(c)                             33,120
                PROVIDER OF WEB-BASED LEARNING SOLUTIONS (E-LEARNING)
      820,000   IAC/Interactive Corp (b)                                19,721
                DOMINATE INTERNET MIDDLEMAN
------------------------------------------------------------------------------
                                                                        52,841

                >MOBILE COMMUNICATIONS: 3.3%
    2,350,000   American Tower (b)                                      49,397
                COMMUNICATION TOWERS IN USA & MEXICO
------------------------------------------------------------------------------

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

                >TELEVISION PROGRAMMING/CATV: 2.8%
      896,350   Liberty Global (formerly known
                as Liberty Media International) (b)                    $41,833
                CATV HOLDING COMPANY
------------------------------------------------------------------------------

                >ELECTRONICS DISTRIBUTION: 2.6%
      690,000   CDW                                                     39,392
                TECHNOLOGY RESELLER
------------------------------------------------------------------------------

                >INSTRUMENTATION: 2.1%
    1,400,000   Tektronix                                               32,578
                ANALYTICAL INSTRUMENTS
------------------------------------------------------------------------------

                >BUSINESS INFORMATION: 1.5%
      537,800   Fair Isaac                                              19,630
                CREDIT SCORING & DECISION ANALYTIC SOFTWARE
      143,200   FTI Consulting (b)                                       2,993
                FINANCIAL CONSULTING FIRM
------------------------------------------------------------------------------
                                                                        22,623

                >PUBLISHING: 1.1%
      490,000   Tribune Company                                         17,238
                NEWSPAPERS & TV STATIONS
------------------------------------------------------------------------------

                >COMPUTER SERVICES: 0.6%
    2,445,000   AnswerThink Consulting (b)(c)                            8,680
                I/T INTEGRATION & BEST PRACTICE RESEARCH
------------------------------------------------------------------------------

                                                                   -----------
INFORMATION: TOTAL                                                     397,516

------------------------------------------------------------------------------
FINANCE: 17.1%
                >MONEY MANAGEMENT: 6.7%
    2,500,000   Janus Capital                                           37,600
                MANAGES MUTUAL FUNDS
      975,000   Nuveen Investments                                      36,680
                SPECIALTY MUTUAL FUNDS
      729,500   SEI Investments                                         27,247
                MUTUAL FUND ADMINISTRATION & INVESTMENT MANAGEMENT
------------------------------------------------------------------------------
                                                                       101,527

                >INSURANCE: 5.3%
      120,000   Markel (b)                                              40,680
                SPECIALTY INSURANCE
    1,800,000   Conseco (b)                                             39,276
                INDIVIDUAL LIFE INSURANCE & ANNUITY PRODUCTS
------------------------------------------------------------------------------
                                                                        79,956

                >BANKS: 5.1%
    1,970,000   TCF Financial                                           50,984
                GREAT LAKES BANK
      750,000   Associated Banc-Corp                                    25,245
                MIDWEST BANK
------------------------------------------------------------------------------
                                                                        76,229

                                                                   -----------
FINANCE: TOTAL                                                         257,712

------------------------------------------------------------------------------

NUMBER OF SHARES                                                   VALUE (000)
------------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 8.7%
                >INDUSTRIAL GOODS: 2.6%
      850,000     Mine Safety Appliances                           $    39,270
                  SAFETY EQUIPMENT
------------------------------------------------------------------------------

                >LOGISTICS: 2.2%
      661,000     Expeditors International
                  of Washington                                         32,924
                  INTERNATIONAL FREIGHT FORWARDER
------------------------------------------------------------------------------

                >STEEL: 2.1%
    2,000,000     Worthington Industries                                31,600
                  STEEL PROCESSING
------------------------------------------------------------------------------

                >OUTSOURCING SERVICES & TRAINING: 1.6%
    2,810,000     Quanta Services (b)                                   24,728
                  ELECTRICAL & TELECOM CONSTRUCTION SERVICES
------------------------------------------------------------------------------

                >SPECIALTY CHEMICALS & INDUSTRIAL
                 MATERIALS: 0.2%
      173,000     Spartech                                               3,079
                  PLASTICS DISTRIBUTION & COMPOUNDING
------------------------------------------------------------------------------

                                                                   -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                       131,601

------------------------------------------------------------------------------
HEALTH CARE: 5.0%
                >SERVICES: 5.0%
      530,000     Coventry Health Care (b)                              37,497
                  PPO NETWORK
      910,000     Lincare Holdings (b)                                  37,164
                  HOME HEALTH CARE SERVICES
------------------------------------------------------------------------------
                                                                        74,661

                                                                   -----------
HEALTH CARE: TOTAL                                                      74,661

------------------------------------------------------------------------------
ENERGY/MINERALS: 4.1%
                >OIL SERVICES: 4.1%
    1,854,000     Pride International (b)                               47,648
                  OFFSHORE DRILLING CONTRACTOR
      450,000     FMC Technologies (b)                                  14,386
                  OIL & GAS WELL HEAD MANUFACTURER
------------------------------------------------------------------------------
                                                                        62,034

                                                                   -----------
ENERGY & MINERALS: TOTAL                                                62,034

                                                                   -----------
TOTAL COMMON STOCKS: 90.6%                                           1,367,821
   (COST: $1,146,802)

PRINCIPAL AMOUNT (000)                                             VALUE (000)
------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 8.3%
$      32,000   Toyota Motor Credit 3.25% -
                Due 7/6/05                                         $    31,985
       30,000   General Electric Capital 3.25% -
                Due 7/7/05                                              29,984
       26,000   Prudential Funding 3.10% -
                Due 7/1/05                                              26,000
       26,000   LaSalle Bank 3.20% - Due 7/5/05                         25,991
       11,354   Repurchase Agreement with
                  State Street Bank & Trust
                  dated 6/30/05, due 7/1/05 at
                  3.00% collateralized by
                  Federal National Mortgage
                  Association Notes, maturing
                  3/24/08 market value
                  $11,583 (repurchase
                  proceeds: $11,355)                                    11,354
------------------------------------------------------------------------------
                  (AMORTIZED COST: $125,314)                           125,314

                                                                   -----------
TOTAL INVESTMENTS: 98.9%                                             1,493,135
   (COST: $1,272,116)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.1%                            17,357

                                                                   -----------
TOTAL NET ASSETS: 100%                                             $ 1,510,492
==============================================================================

>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $1,272,116 and net unrealized appreciation was $221,019 consisting of gross unrealized appreciation of $262,819 and gross unrealized depreciation of $41,800.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      Skillsoft Publishing                      8.98%
      AnswerThink Consulting                    5.69

      The aggregate cost and value of these companies at June 30, 2005, was $71,464 and $41,800 respectively. Investments in affiliate companies represent 2.8% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005, were as follows:

      Dividend Income                      $      --
      Net realized gain or loss            $      --
      Change in unrealized gain or loss    $ (22,985)

      Purchases                            $  13,030
      Proceeds from sales                  $      --


1-800-922-6769
                                       54

COLUMBIA ACORN FAMILY OF FUNDS

     >  STATEMENTS OF ASSETS AND LIABILITIES

     >  STATEMENTS OF OPERATIONS

     >  STATEMENTS OF CHANGES IN NET ASSETS

     >  FINANCIAL HIGHLIGHTS

     >  NOTES TO FINANCIAL STATEMENTS

COLUMBIA ACORN FAMILY OF FUNDS
        >STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)


                                                                COLUMBIA                COLUMBIA                COLUMBIA
                                                                 ACORN                   ACORN                   ACORN
JUNE 30, 2005                                                     FUND               INTERNATIONAL                USA
------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                         $          7,516,154    $          1,610,554    $            692,920
Affiliated investments, at cost (See Note 4)                         1,549,261                      --                   5,636
------------------------------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                        $         12,511,138    $          2,261,705    $            994,202
Affiliated investments, at value (See Note 4)                        1,988,672                      --                   3,333
Cash                                                                         1                      --*                     --*
Foreign currency (cost: Columbia Acorn Fund $2,163;
    Columbia Acorn International $1,853; Columbia
    Acorn International Select $44)                                      2,150                   1,850                      --
Receivable for:
    Investments sold                                                    22,839                  19,931                      --
    Fund shares sold                                                    21,664                   2,402                   1,275
    Dividends and interest                                               7,263                   4,474                     191
    Payment on a liquidated security                                       161                      --                      54
    Foreign tax reclaims                                                 1,020                     839                       4
Deferred Trustees' Compensation Investments                              1,362                     419                      95
------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                                    14,556,270               2,291,620                 999,154

LIABILITIES:
Expense reimbursement due to Investment Adviser                             --                      --                      --
Payable for:
    Investments purchased                                               21,915                  18,883                   2,652
    Fund shares redeemed                                                16,061                   1,752                     888
    Management fee                                                       7,487                   1,464                     704
    Administration fee                                                     520                      82                      34
    12b-1 Service & Distribution fees                                    2,579                      86                     110
    Reports to shareholders                                              1,695                     321                     146
    Deferred Trustees' fees                                              1,362                     419                      95
    Transfer agent fees                                                    594                      87                      38
    Trustees' fees                                                          42                      --                      --
    Custody fees                                                            23                      81                       2
    Deferred foreign capital gains tax payable                              --                       2                      --
    Other liabilities                                                    1,185                     186                      86
------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                   53,463                  23,363                   4,755
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $         14,502,807    $          2,268,257    $            994,399
==============================================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                           $          8,620,923    $          1,570,855    $            666,167
Undistributed (Overdistributed) net investment
    income (Accumulated net investment loss)                             7,920                   3,915                   1,568
Accumulated net realized gain (loss)                                   439,517                  42,430                  27,631
Net unrealized appreciation (depreciation) on:
    Investments                                                      5,434,395                 651,151                 298,979
    Foreign currency translations                                         (109)                    (91)                     --
    Foreign capital gains tax                                               --                      (3)                     --
    Liquidated security                                                    161                      --                      54
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $         14,502,807    $          2,268,257    $            994,399
==============================================================================================================================

Net asset value per share -
    Class A (a)                                           $              26.21    $              29.23    $              25.73
    (Net assets/shares)                                    ($2,852,237/108,814)         ($88,608/3,032)        ($126,647/4,923)

Maximum offering price per share -
    Class A (b)                                           $              27.81    $              31.01    $              27.30
    (Net asset value per share/
    front-end sales charge)                                     ($26.21/0.9425)         ($29.23/0.9425)         ($25.73/0.9425)

Net asset value and offering price
    per share - Class B (a)                               $              25.37    $              28.74    $              24.97
    (Net assets/shares)                                     ($1,365,518/53,831)         ($60,364/2,100)         ($71,766/2,874)

Net asset value and offering price
    per share - Class C (a)                               $              25.35    $              28.73    $              24.96
    (Net assets/shares)                                     ($1,102,416/43,491)         ($35,220/1,226)         ($41,376/1,657)

Net asset value and offering price
    per share - Class Z (a)                               $              26.79    $              29.46    $              26.21
    (Net assets/shares)                                    ($9,182,636/342,777)     ($2,084,065/70,732)       ($754,610/28,787)



                                                                COLUMBIA                COLUMBIA
                                                                  ACORN                  ACORN
JUNE 30, 2005                                             INTERNATIONAL SELECT           SELECT
------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                         $             57,081    $          1,200,652
Affiliated investments, at cost (See Note 4)                                --                  71,464
------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                        $             71,724    $          1,451,335
Affiliated investments, at value (See Note 4)                               --                  41,800
Cash                                                                         1                       1
Foreign currency (cost: Columbia Acorn Fund $2,163;
    Columbia Acorn International $1,853; Columbia
    Acorn International Select $44)                                         44                      --
Receivable for:
    Investments sold                                                        --                  12,593
    Fund shares sold                                                       101                   8,263
    Dividends and interest                                                  90                     242
    Payment on a liquidated security                                        --                      --
    Foreign tax reclaims                                                    39                      --
Deferred Trustees' Compensation Investments                                 --                      --
------------------------------------------------------------------------------------------------------
    Total Assets                                                        71,999               1,514,234

LIABILITIES:
Expense reimbursement due to Investment Adviser                              1                      --
Payable for:
    Investments purchased                                                  149                     436
    Fund shares redeemed                                                     9                   1,555
    Management fee                                                          55                     971
    Administration fee                                                       2                      52
    12b-1 Service & Distribution fees                                        7                     381
    Reports to shareholders                                                 37                     205
    Deferred Trustees' fees                                                 12                      47
    Transfer agent fees                                                      5                      63
    Trustees' fees                                                           3                      --
    Custody fees                                                            --                       3
    Deferred foreign capital gains tax payable                              --                      --
    Other liabilities                                                        9                      29
------------------------------------------------------------------------------------------------------
    Total Liabilities                                                      289                   3,742
------------------------------------------------------------------------------------------------------
NET ASSETS                                                $             71,710    $          1,510,492
======================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                           $             88,128    $          1,260,521
Undistributed (Overdistributed) net investment
    income (Accumulated net investment loss)                              (554)                 (3,585)
Accumulated net realized gain (loss)                                   (30,502)                 32,537
Net unrealized appreciation (depreciation) on:
    Investments                                                         14,643                 221,019
    Foreign currency translations                                           (5)                     --
    Foreign capital gains tax                                               --                      --
    Liquidated security                                                     --                      --
------------------------------------------------------------------------------------------------------
NET ASSETS                                                $             71,710    $          1,510,492
======================================================================================================

Net asset value per share -
    Class A (a)                                           $              17.69    $              20.68
    (Net assets/shares)                                            ($6,175/349)       ($638,215/30,866)

Maximum offering price per share -
    Class A (b)                                           $              18.77    $              21.94
    (Net asset value per share/
    front-end sales charge)                                     ($17.69/0.9425)         ($20.68/0.9425)

Net asset value and offering price
    per share - Class B (a)                               $              17.25    $              20.01
    (Net assets/shares)                                            ($5,779/335)        ($193,930/9,693)

Net asset value and offering price
    per share - Class C (a)                               $              17.26    $              20.00
    (Net assets/shares)                                            ($3,246/188)        ($129,129/6,457)

Net asset value and offering price
    per share - Class Z (a)                               $              17.84    $              20.97
    (Net assets/shares)                                         ($56,510/3,168)       ($549,218/26,192)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fee.

(b)   On sales of $50,000 or more the offering price is reduced.

*     Rounds to less than $500.

See accompanying notes to financial statements.


1-800-922-6769
                                       56

COLUMBIA ACORN FAMILY OF FUNDS
        >STATEMENTS OF OPERATIONS (UNAUDITED)
         FOR THE SIX MONTHS ENDED JUNE 30, 2005


                                                                                              COLUMBIA
                                                COLUMBIA        COLUMBIA        COLUMBIA        ACORN        COLUMBIA
                                                  ACORN           ACORN          ACORN      INTERNATIONAL     ACORN
(IN THOUSANDS)                                    FUND        INTERNATIONAL       USA          SELECT         SELECT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income                            $    71,373     $    31,907     $    5,871     $   1,004     $    3,502
    Dividend income from affiliates
      (See Note 4)                                  14,830              --             --            --             --
    Interest income                                 14,191           1,190          1,165            53          1,789
----------------------------------------------------------------------------------------------------------------------
                                                   100,394          33,097          7,036         1,057          5,291
    Foreign taxes withheld                          (3,008)         (2,545)            (6)          (94)            --
----------------------------------------------------------------------------------------------------------------------
        Total Investment Income                     97,386          30,552          7,030           963          5,291

EXPENSES:
Management fee                                      44,457           8,705          4,040           315          5,556
Administration fee                                   2,969             471            193            14            287
12b-1 Service and Distribution fees:
    Class A                                          3,343              99            143             7            686
    Class B                                          5,677             244            295            23            772
    Class C                                          5,276             164            193            14            569
Transfer agent fees:
    Class A                                          1,039              45             57             4            247
    Class B                                          1,134              67             66             9            200
    Class C                                            640              26             26             3             91
    Class Z                                          1,293             639            122            33            200
Custody fees                                           826             787             16            30             19
Trustees' fees                                         323              53             21            20             65
Registration & blue sky fees                           538             208             94            33            118
Compliance fees                                        259              40             16             1             24
Non-recurring costs (See Note 8)                        85              13              6            --*             8
Other expenses                                       1,969             281            146            42            224
----------------------------------------------------------------------------------------------------------------------
    Total expenses                                  69,828          11,842          5,434           548          9,066
Less custody fees paid indirectly                      (18)             (1)            (2)           --*            (4)
Less reimbursement of expenses by
    Investment Adviser                                  --              --             --            (7)            --
Less expenses waived by Investment Adviser            (395)            (39)           (16)           (1)          (117)
Less reimbursement of expenses by Transfer
    Agent                                             (785)           (200)           (51)          (11)          (118)
Non-recurring costs reimbursed (See Note 8)            (85)            (13)            (6)           --*            (8)
----------------------------------------------------------------------------------------------------------------------
    Net Expenses                                    68,545          11,589          5,359           529          8,819
----------------------------------------------------------------------------------------------------------------------
    Net Investment Income (Loss)                    28,841          18,963          1,671           434         (3,528)
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
    Unaffiliated investments                       440,635         106,812         30,997           664         32,796
    Affiliated investments (See Note 4)              1,653              --             --            --             --
    Foreign currency transactions                     (344)           (638)            --           (15)            --
----------------------------------------------------------------------------------------------------------------------
    Net realized gain                              441,944         106,174         30,997           649         32,796
======================================================================================================================
Net change in net unrealized appreciation
    (depreciation) on:
    Unaffiliated investments                       (50,748)        (64,434)        19,017          (885)             1
    Affiliated investments (See Note 4)            (41,103)             --           (622)           --        (22,985)
    Foreign currency translations                     (499)           (527)            --            (7)            --
    Foreign capital gains tax                           --              (3)            --            --             --
    Liquidated security                                161              --             54            --             --
----------------------------------------------------------------------------------------------------------------------
    Net change in unrealized
        appreciation (depreciation)                (92,189)        (64,964)        18,449          (892)       (22,984)
======================================================================================================================
    Net realized and unrealized gain (loss)        349,755          41,210         49,446          (243)         9,812
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets resulting
    from Operations                            $   378,596     $    60,173     $   51,117     $     191     $    6,284
======================================================================================================================


*   Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
        >STATEMENTS OF CHANGES IN NET ASSETS


                                                        COLUMBIA                    COLUMBIA ACORN
                                                       ACORN FUND                   INTERNATIONAL

                                               (UNAUDITED)                    (UNAUDITED)
                                               SIX MONTHS                      SIX MONTHS
                                                  ENDED        YEAR ENDED        ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS               JUNE 30,       DECEMBER 31,     JUNE 30,    DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                    2005            2004           2005           2004
OPERATIONS:
Net investment income (loss)                   $    28,841     $   (13,051)    $   18,963    $   16,703
Net realized gain on investments and
  foreign currency transactions                    441,944         693,184        106,174       175,881
Net change in net unrealized appreciation
  (depreciation) on investments, foreign
  currency translations, foreign capital
  gains tax and liquidated security                (92,189)      1,701,999        (64,964)      276,935
-------------------------------------------------------------------------------------------------------
  Net Increase from Operations                     378,596       2,382,132         60,173       469,519

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                      --              --           (966)         (374)
  Net realized gain -- Class A                     (41,222)        (89,952)            --            --
  Net investment income -- Class B                      --              --           (281)          (75)
  Net realized gain -- Class B                     (20,635)        (49,011)            --            --
  Net investment income -- Class C                      --              --           (172)          (42)
  Net realized gain -- Class C                     (16,577)        (37,671)            --            --
  Net investment income -- Class Z                      --          (5,620)       (29,780)      (16,439)
  Net realized gain -- Class Z                    (130,799)       (290,184)            --            --
-------------------------------------------------------------------------------------------------------
  Total Distribution to Shareholders              (209,233)       (472,438)       (31,199)      (16,930)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                         415,008         703,271         22,421        19,736
  Distributions reinvested -- Class A               37,158          81,405            785           306
  Redemptions -- Class A                          (302,648)       (453,387)        (6,328)      (17,531)
-------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                          149,518         331,289         16,878         2,511

  Subscriptions -- Class B                          27,942          90,732          9,579        10,422
  Distributions reinvested -- Class B               18,804          44,616            247            66
  Redemptions -- Class B                           (89,021)       (146,696)        (5,267)       (7,152)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class B               (42,275)        (11,348)         4,559         3,336

  Subscriptions -- Class C                          78,997         145,878          6,602         8,030
  Distributions reinvested -- Class C               13,377          30,636            141            35
  Redemptions -- Class C                           (80,206)       (136,434)        (2,650)       (6,936)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                12,168          40,080          4,093         1,129

  Subscriptions -- Class Z                         805,490       1,596,519        278,879       206,434
  Distributions reinvested -- Class Z              112,557         254,191         23,508        14,669
  Redemptions -- Class Z                          (545,473)     (1,447,781)      (163,679)     (284,074)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z               372,574         402,929        138,708       (62,971)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share
    Transactions                                   491,985         762,950        164,238       (55,995)
-------------------------------------------------------------------------------------------------------
Redemption Fees                                         --              --             33            86
-------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                       661,348       2,672,644        193,245       396,680

NET ASSETS:
Beginning of period                             13,841,459      11,168,815      2,075,012     1,678,332
-------------------------------------------------------------------------------------------------------
End of period                                  $14,502,807     $13,841,459     $2,268,257    $2,075,012
=======================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME OR (ACCUMULATED
    NET INVESTMENT LOSS)                       $     7,920     $   (20,921)    $    3,915    $   16,151
=======================================================================================================



                                                        COLUMBIA                    COLUMBIA ACORN                 COLUMBIA
                                                        ACORN USA                INTERNATIONAL SELECT            ACORN SELECT

                                               (UNAUDITED)                    (UNAUDITED)                   (UNAUDITED)
                                               SIX MONTHS                      SIX MONTHS                   SIX MONTHS
                                                  ENDED        YEAR ENDED        ENDED       YEAR ENDED        ENDED    YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS               JUNE 30,       DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,  DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                    2005            2004            2005          2004           2005         2004
OPERATIONS:
Net investment income (loss)                   $     1,671     $    (6,571)    $      434     $      51     $   (3,528)  $   (8,994)
Net realized gain on investments and
  foreign currency transactions                     30,997          28,245            649         7,208         32,796       47,420
Net change in net unrealized appreciation
  (depreciation) on investments, foreign
  currency translations, foreign capital
  gains tax
  and liquidated security                           18,449         121,948           (892)        2,762        (22,984)     133,791
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                      51,117         143,622            191        10,021          6,284      172,217

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                      --              --            (79)           (6)            --           --
  Net realized gain -- Class A                      (1,741)           (622)            --            --         (2,737)     (10,300)
  Net investment income -- Class B                      --              --            (46)           --             --           --
  Net realized gain -- Class B                      (1,039)           (415)            --            --           (885)      (3,895)
  Net investment income -- Class C                      --              --            (24)           --             --           --
  Net realized gain -- Class C                        (592)           (224)            --            --           (576)      (2,321)
  Net investment income -- Class Z                      --              --           (888)         (151)            --           --
  Net realized gain -- Class Z                     (10,141)         (3,487)            --            --         (3,269)      (8,700)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distribution to Shareholders               (13,513)         (4,748)        (1,037)         (157)        (7,467)     (25,216)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                          20,621          27,362          2,233         1,860        185,756      274,350
  Distributions reinvested -- Class A                1,590             572             71             5          2,555        9,614
  Redemptions -- Class A                           (12,727)        (22,954)          (408)         (763)       (66,604)     (91,343)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                            9,484           4,980          1,896         1,102        121,707      192,621

  Subscriptions -- Class B                           1,922           4,936          1,294         1,664         21,878       61,755
  Distributions reinvested -- Class B                  948             375             41            --            795        3,496
  Redemptions -- Class B                            (6,087)        (10,452)          (614)         (586)       (12,553)     (19,113)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class B                (3,217)         (5,141)           721         1,078         10,120       46,138

  Subscriptions -- Class C                           3,125           5,707          1,001           786         32,636       49,173
  Distributions reinvested -- Class C                  490             187             20            --            473        1,934
  Redemptions -- Class C                            (3,206)         (8,114)          (291)       (2,429)       (13,807)     (17,236)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                   409          (2,220)           730        (1,643)        19,302       33,871

  Subscriptions -- Class Z                         111,981         199,048         13,951        11,787        180,330      204,740
  Distributions reinvested -- Class Z                8,943           3,134            582           146          2,389        6,716
  Redemptions -- Class Z                           (41,487)       (161,267)        (3,618)       (7,456)       (79,260)    (114,619)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                79,437          40,915         10,915         4,477        103,459       96,837
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Share
    Transactions                                    86,113          38,534         14,262         5,014        254,588      369,467
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fees                                         --              --              6             4             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                       123,717         177,408         13,422        14,882        253,405      516,468

NET ASSETS:
Beginning of period                                870,682         693,274         58,288        43,406      1,257,087      740,619
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                  $   994,399     $   870,682     $   71,710     $  58,288     $1,510,492   $1,257,087
===================================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME OR (ACCUMULATED NET
   INVESTMENT LOSS)                            $     1,568     $      (103)    $     (554)    $      49     $   (3,585)  $      (57)
===================================================================================================================================


See accompanying notes to financial statements.


1-800-922-6769
                                  Spread 58-59

COLUMBIA ACORN FAMILY OF FUNDS
        >STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                                        COLUMBIA                    COLUMBIA ACORN
                                                       ACORN FUND                   INTERNATIONAL

                                               (UNAUDITED)                    (UNAUDITED)
                                               SIX MONTHS                      SIX MONTHS
                                                  ENDED        YEAR ENDED        ENDED       YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:       JUNE 30,       DECEMBER 31,     JUNE 30,    DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                    2005            2004            2005          2004
Subscriptions -- Class A                            16,259          29,671            765           809
Shares issued in reinvestment and capital
  gains -- Class A                                   1,446           3,255             27            13
Less shares redeemed -- Class A                    (11,869)        (19,230)          (215)         (722)
-------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                            5,836          13,696            577           100

Subscriptions -- Class B                             1,130           3,928            332           438
Shares issued in reinvestment and capital
  gains -- Class B                                     756           1,836              8             3
Less shares redeemed -- Class B                     (3,599)         (6,388)          (183)         (301)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class B                (1,713)           (624)           157           140

Subscriptions -- Class C                             3,191           6,282            229           333
Shares issued in reinvestment and capital
  gains -- Class C                                     538           1,261              5             2
Less shares redeemed -- Class C                     (3,242)         (5,916)           (92)         (293)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                   487           1,627            142            42

Subscriptions -- Class Z                            30,921          66,041          9,414         8,246
Shares issued in reinvestment and capital
  gains -- Class Z                                   4,286           9,967            805           624
Less shares redeemed -- Class Z                    (20,944)        (60,621)        (5,589)      (11,723)
-------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                14,263          15,387          4,630        (2,853)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
  Beneficial Interest                               18,873          30,086          5,506        (2,571)
-------------------------------------------------------------------------------------------------------



                                                        COLUMBIA                    COLUMBIA ACORN                 COLUMBIA
                                                        ACORN USA                INTERNATIONAL SELECT            ACORN SELECT

                                               (UNAUDITED)                     (UNAUDITED)                 (UNAUDITED)
                                               SIX MONTHS                      SIX MONTHS                   SIX MONTHS
                                                  ENDED        YEAR ENDED        ENDED       YEAR ENDED        ENDED     YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:       JUNE 30,       DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,   DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                    2005            2004            2005          2004           2005         2004
Subscriptions -- Class A                               835           1,239            124           116          9,331       14,418
Shares issued in reinvestment and capital
  gains -- Class A                                      63              24              4            --*           126          473
Less shares redeemed -- Class A                       (517)         (1,043)           (23)          (49)        (3,358)      (4,824)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class A                              381             220            105            67          6,099       10,067

Subscriptions -- Class B                                80             229             74           108          1,133        3,336
Shares issued in reinvestment and capital
  gains -- Class B                                      39              16              2            --             41          177
Less shares redeemed -- Class B                       (255)           (485)           (35)          (38)          (653)      (1,035)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class B                  (136)           (240)            41            70            521        2,478

Subscriptions -- Class C                               129             261             58            52          1,692        2,649
Shares issued in reinvestment and capital
  gains -- Class C                                      20               8              1            --             24           98
Less shares redeemed -- Class C                       (134)           (379)           (17)         (167)          (718)        (929)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                    15            (110)            42          (115)           998        1,818

Subscriptions -- Class Z                             4,462           8,912            768           707          8,931       10,606
Shares issued in reinvestment and capital
  gains -- Class Z                                     349             128             33            10            116          326
Less shares redeemed -- Class Z                     (1,659)         (7,291)          (202)         (479)        (3,928)      (5,997)
-----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class Z                 3,152           1,749            599           238          5,119        4,935
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
  Beneficial Interest                                3,412           1,619            787           260         12,737       19,298
-----------------------------------------------------------------------------------------------------------------------------------


* Rounds to less than 500 shares.


See accompanying notes to financial statements.


1-800-922-6769
                                  Spread 60-61

COLUMBIA ACORN FAMILY OF FUNDS
        >FINANCIAL HIGHLIGHTS


                                                         (UNAUDITED)
                                                          SIX MONTHS
                                                            ENDED
COLUMBIA ACORN FUND                            CLASS Z     JUNE 30,                       YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                      2005            2004           2003        2002        2001       2000
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 26.45         $ 22.56        $ 15.50     $ 17.88     $ 17.21    $ 18.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                   0.09            0.04           0.03        0.02        0.05       0.10
Net realized and unrealized gain (loss)                     0.64            4.78           7.05       (2.40)       1.01       1.55
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        0.73            4.82           7.08       (2.38)       1.06       1.65
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                    --           (0.02)            --          --       (0.04)     (0.11)
From net realized gains                                    (0.39)          (0.91)         (0.02)         --       (0.35)     (2.86)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to
      Shareholders                                         (0.39)          (0.93)         (0.02)         --       (0.39)     (2.97)
==================================================================================================================================
NET ASSET VALUE, END OF PERIOD                           $ 26.79         $ 26.45        $ 22.56     $ 15.50     $ 17.88    $ 17.21
==================================================================================================================================
Total Return (b)                                            2.78%(c)(d)    21.51%(d)      45.68%     (13.31)%      6.14%     10.06%
==================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (e)                                                0.76%(f)        0.81%          0.80%       0.82%       0.82%      0.83%
Net investment income (e)                                   0.66%(f)        0.18%          0.17%       0.15%       0.28%      0.55%
Reimbursement                                               0.02%(f)        0.02%            --          --          --         --
Portfolio turnover rate                                        8%(c)          20%            10%         13%         20%        29%
Net assets at end of period (IN MILLIONS)                $ 9,183         $ 8,689        $ 7,065     $ 4,022     $ 4,220    $ 3,983


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Total return at net asset value assuming all distributions reinvested.

(c)   Not annualized.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   The benefits derived from custody fees paid indirectly had no impact.

(f)   Annualized.


                                                         (UNAUDITED)
                                                          SIX MONTHS
                                                            ENDED
COLUMBIA ACORN INTERNATIONAL                   CLASS Z     JUNE 30,                    YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                      2005            2004           2003        2002        2001       2000
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 29.03         $ 22.66        $ 15.40     $ 18.47     $ 23.85    $ 35.33
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                   0.26            0.25           0.21        0.14        0.12       0.01
Net realized and unrealized gain (loss)                     0.60            6.37           7.13       (3.10)      (5.11)     (6.73)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        0.86            6.62           7.34       (2.96)      (4.99)     (6.72)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 (0.43)          (0.25)         (0.08)      (0.11)         --      (0.66)
From net realized gains                                       --              --             --          --       (0.39)     (4.10)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to
      Shareholders                                         (0.43)          (0.25)         (0.08)      (0.11)      (0.39)     (4.76)
==================================================================================================================================
REDEMPTION FEES
Redemption fees added to paid in capital                    0.00(a)(b)      0.00(a)(b)       --          --          --         --
==================================================================================================================================
NET ASSET VALUE, END OF PERIOD                           $ 29.46         $ 29.03        $ 22.66     $ 15.40     $ 18.47    $ 23.85
==================================================================================================================================
Total Return (c)                                            2.97%(d)(e)    29.47%(e)      47.80%     (16.10)%    (21.11)%   (20.02)%
==================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                1.01%(g)        1.08%          1.05%       1.06%       1.06%      1.05%
Net investment income (f)                                   1.79%(g)        1.01%          1.19%       0.80%       0.62%      0.02%
Reimbursement                                               0.02%(g)        0.02%            --          --          --         --
Portfolio turnover rate                                       15%(d)          40%            40%         52%         45%        63%
Net assets at end of period (IN MILLIONS)                $ 2,084         $ 1,919        $ 1,563     $ 1,241     $ 1,613    $ 2,459


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.


                                                         (UNAUDITED)
                                                          SIX MONTHS
                                                            ENDED
COLUMBIA ACORN USA                             CLASS Z     JUNE 30,                    YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                      2005            2004         2003        2002        2001       2000
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 25.20         $ 21.01      $ 14.28     $ 17.52     $ 14.90    $ 16.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                            0.07           (0.15)       (0.13)      (0.10)      (0.08)     (0.05)
Net realized and unrealized gain (loss)                     1.30            4.48         6.86       (3.14)       2.94      (1.48)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.37            4.33         6.73       (3.24)       2.86      (1.53)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                    --              --           --          --          --      (0.00)(b)
From net realized gains                                    (0.36)          (0.14)          --          --       (0.24)     (0.32)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to
       Shareholders                                        (0.36)          (0.14)          --          --       (0.24)     (0.32)
================================================================================================================================
NET ASSET VALUE, END OF PERIOD                           $ 26.21         $ 25.20      $ 21.01     $ 14.28     $ 17.52    $ 14.90
================================================================================================================================
Total Return (c)                                            5.48%(d)(e)    20.62%(e)    47.13%     (18.49)%     19.25%     (8.99)%
================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                1.03%(g)        1.09%        1.11%       1.17%       1.17%      1.15%
Net investment income (loss) (f)                            0.55%(g)       (0.66)%      (0.72)%     (0.64)%     (0.46)%    (0.32)%
Reimbursement                                               0.01%(g)        0.02%          --          --          --         --
Portfolio turnover rate                                        7%(d)          18%           7%         31%         24%        45%
Net assets at end of period (IN MILLIONS)                $   755         $   646      $   502     $   235     $   229    $   222


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

See accompanying notes to financial statements


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                                  Spread 62-63

COLUMBIA ACORN FAMILY OF FUNDS
        >FINANCIAL HIGHLIGHTS, CONTINUED


                                                        (UNAUDITED)
                                                         SIX MONTHS
                                                           ENDED
COLUMBIA ACORN INTERNATIONAL SELECT            CLASS Z    JUNE 30,                    YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                    2005           2004          2003        2002         2001         2000
NET ASSET VALUE, BEGINNING OF PERIOD                    $18.02         $14.58        $10.29     $ 12.09      $ 17.15      $ 19.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                          0.13           0.04          0.06        0.03        (0.05)       (0.11)
Net realized and unrealized gain (loss)                  (0.03)          3.47          4.24       (1.83)       (4.92)       (2.53)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      0.10           3.51          4.30       (1.80)       (4.97)       (2.64)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                               (0.28)         (0.07)        (0.01)         --        (0.01)       (0.04)
From net realized gains                                     --             --            --          --        (0.08)       (0.10)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to
      Shareholders                                       (0.28)         (0.07)        (0.01)         --        (0.09)       (0.14)
=================================================================================================================================
REDEMPTION FEES
Redemption fees added to paid in capital                  0.00(a)(b)     0.00(a)(b)      --          --           --           --
=================================================================================================================================
NET ASSET VALUE, END OF PERIOD                          $17.84         $18.02        $14.58     $ 10.29      $ 12.09      $ 17.15
=================================================================================================================================
Total Return (c)                                          0.58%(d)(e)   24.14%(e)     41.79%(e)  (14.89)%(e)  (29.05)%(e)  (13.35)%
=================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                              1.45%(g)       1.45%         1.45%       1.45%        1.45%        1.33%
Net investment income (loss) (f)                          1.42%(g)       0.27%         0.56%       0.26%       (0.32)%      (0.42)%
Reimbursement                                             0.03%(g)       0.29%         0.42%       0.33%        0.01%          --
Portfolio turnover rate                                     13%(d)         73%           69%        102%          82%          79%
Net assets at end of period (IN MILLIONS)               $   57         $   46        $   34     $    26      $    37      $   130


(a) Per share data was calculated using average shares outstanding during the period.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.


                                                        (UNAUDITED)
                                                         SIX MONTHS
                                                           ENDED
COLUMBIA ACORN SELECT                          CLASS Z    JUNE 30,                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                    2005           2004          2003        2002        2001        2000
NET ASSET VALUE, BEGINNING OF PERIOD                    $21.13         $18.20        $14.04      $15.23      $14.13      $13.70
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                  (0.02)         (0.10)        (0.10)      (0.10)      (0.05)      (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                  (0.01)(b)       3.47          4.39       (1.09)       1.18        1.59
    Total from Investment Operations                     (0.03)          3.37          4.29       (1.19)       1.13        1.52
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                  --             --            --          --          --       (0.01)
From net realized gains                                  (0.13)         (0.44)        (0.13)         --       (0.03)      (1.08)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to
      Shareholders                                       (0.13)         (0.44)        (0.13)         --       (0.03)      (1.09)
===============================================================================================================================
NET ASSET VALUE, END OF PERIOD                          $20.97         $21.13        $18.20      $14.04      $15.23      $14.13
===============================================================================================================================
Total Return (c)                                         (0.14)%(d)(e)  18.58%(e)     30.61%      (7.81)%(e)   8.00%(e)   11.68%
===============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                  1.00%(f)(g)    1.13%(f)      1.12%(f)    1.26%(f)    1.35%       1.34%(h)
Net investment loss                                      (0.20)%(f)(g)  (0.52)%(f)    (0.63)%(f)  (0.67)%(f)  (0.44)%     (0.52)%(h)
Reimbursement                                             0.04%(g)       0.02%           --        0.01%       0.03%         --
Portfolio turnover rate                                     14%(d)         34%           16%         40%         82%        116%
Net assets at end of period (IN MILLIONS)               $  549         $  445        $  294      $   93      $   70      $   67


(a) Per share data was calculated using average shares outstanding during the period.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

(c)   Total return at net asset value assuming all distributions reinvested.

(d)   Not annualized.

(e) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) In accordance with a requirement of the U.S. Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment loss to average daily net assets net of custody fees paid indirectly would have been 1.32% and (0.50)%, respectively for the year ended December 31, 2000.

See accompanying notes to financial statements


1-800-922-6769
                                  64-65 Spread

COLUMBIA ACORN FAMILY OF FUNDS
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select impose a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. Generally, you may exchange your Class Z shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for Class Z shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International of Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report. The semiannual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 73 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies
        >Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.


1-800-922-6769
                                       66

        >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

        >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

        >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

        >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

        >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the six months ended June 30, 2005.

        >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees

COLUMBIA ACORN FAMILY OF FUNDS
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

        >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

        >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

        >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

        >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                   LONG-
                                                                   TERM
                                        ORDINARY                   CAPITAL
                                        INCOME*                    GAINS
--------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                     $ 30,840                 $ 441,598
Columbia Acorn International              16,930                        --
Columbia Acorn USA                            --                     4,748
Columbia Acorn International Select          157                        --
Columbia Acorn Select                         --                    25,216

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                           COLUMBIA ACORN            COLUMBIA ACORN
EXPIRATION                        INTERNATIONAL                   USA
--------------------------------------------------------------------------
(IN THOUSANDS)

2009                                 $    --                   $  2,529*

2010                                  14,102                        506

2011                                  48,477                         --
--------------------------------------------------------------------------
TOTAL                                $62,579                    $ 3,035

YEAR OF                                                  COLUMBIA ACORN
EXPIRATION                                            INTERNATIONAL SELECT
--------------------------------------------------------------------------
(IN THOUSANDS)

2009                                                        $ 16,135

2010                                                          12,528

2011                                                           2,488
--------------------------------------------------------------------------
TOTAL                                                       $ 31,151

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Effective March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
--------------------------------------------------------------------------
Net asset value:
On the first $700 million                                             0.74%
Next $1.3 billion                                                     0.69%
Next $4 billion                                                       0.64%
Net assets in excess of $6 billion                                    0.63%

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------
Net asset value:
On the first $100 million                                             1.19%
Next $400 million                                                     0.94%
Net assets in excess of $500 million                                  0.74%

COLUMBIA ACORN USA
--------------------------------------------------------------------------
Net asset value:
On the first $200 million                                             0.94%
Net assets in excess of $200 million                                  0.89%


1-800-922-6769
                                       68

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------------------------
On average daily net assets:                                          0.94%

COLUMBIA ACORN SELECT
--------------------------------------------------------------------------
Net asset value:
On the first $700 million                                             0.85%
Net assets in excess of $700 million                                  0.80%

      Prior to March 8, 2005, under the Funds' investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
--------------------------------------------------------------------------
Net asset value:
On the first $700 million                                             0.75%
Next $1.3 billion                                                     0.70%
Net assets in excess of $2 billion                                    0.65%

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------
Net asset value:
On the first $100 million                                             1.20%
Next $400 million                                                     0.95%
Net assets in excess of $500 million                                  0.75%

COLUMBIA ACORN USA
--------------------------------------------------------------------------
Net asset value:
On the first $200 million                                             0.95%
Net assets in excess of $200 million                                  0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------------------------
On average daily net assets:                                          0.95%

COLUMBIA ACORN SELECT
--------------------------------------------------------------------------
Net asset value:
On the first $700 million                                             0.90%
Net assets in excess of $700 million                                  0.85%

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.740% - up to $700 million; 0.690% - $700 million to $2 billion; 0.640% - $2 billion to $6 billion; 0.630% - $6 billion and over; COLUMBIA ACORN INTERNATIONAL - 1.190% - up to $100 million; 0.940% - $100 million to $500 million; 0.740% - $500 million and over; COLUMBIA ACORN USA - 0.940% - up to $200 million; 0.890% - $200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.940% on average daily net assets; COLUMBIA ACORN SELECT - 0.850% - up to $700 million; 0.800% - $700 million and over. The fee waiver was effective as of March 8, 2005 but applied as if it had gone into effect on December 1, 2004.

      For the six months ended June 30, 2005, the Funds' effective investment advisory fee rates were as follows:

--------------------------------------------------------------------------
Columbia Acorn Fund                                                   0.65%
Columbia Acorn International                                          0.80%
Columbia Acorn USA                                                    0.90%
Columbia Acorn International Select                                   0.94%
Columbia Acorn Select                                                 0.84%
==========================================================================

        >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class Z shares and 1.35% of the average annual net assets for Columbia Acorn Select Class Z shares.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

COLUMBIA ACORN TRUST
--------------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                               0.05%
Next $8 billion                                                       0.04%
Average daily net asset in excess of $16 billion                      0.03%

      For the six months ended June 30, 2005 each Fund's effective administration fee rate was 0.043%.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      Each Fund has adopted a 12b-1 plan which requires it to pay CFDI a service and distribution fee on the net assets attributable to Class A, Class B and Class C shares.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has made the decision to waive the reimbursement for certain out-of-pocket expenses.

COLUMBIA ACORN FAMILY OF FUNDS
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the six months ended June 30, 2005 were as follows:

--------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                  $ 323
Columbia Acorn International                                            53
Columbia Acorn USA                                                      21
Columbia Acorn International Select                                     20
Columbia Acorn Select                                                   65
==========================================================================

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On June 30, 2005, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 32, 47 and 54, respectively.

      During the six months ended June 30, 2005, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                       PURCHASES                    SALES
--------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                     $ 3,046                    $ 1,713
Columbia Acorn International              4,757                        623
Columbia Acorn USA                           --                        311
Columbia Acorn International Select       5,483                         92
Columbia Acorn Select                        --                        912

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2005 were:

COLUMBIA ACORN FUND
--------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                    $ 1,459,490
  Proceeds from sales                                            1,076,808
==========================================================================

COLUMBIA ACORN INTERNATIONAL
--------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                    $   506,385
  Proceeds from sales                                              305,798
==========================================================================

COLUMBIA ACORN USA
--------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                    $   121,693
  Proceeds from sales                                               57,382
==========================================================================

COLUMBIA ACORN INTERNATIONAL SELECT
--------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                    $    24,315
  Proceeds from sales                                                7,891
==========================================================================

COLUMBIA ACORN SELECT
--------------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                                    $   465,643
  Proceeds from sales                                              170,312
==========================================================================

7.    Redemption Fees

For the six months ended June 30, 2005, the redemption fees for Columbia Acorn International and Columbia Acorn International Select amounted to $32,722 and $6,294, respectively.


1-800-922-6769
                                       70

8.    Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Massachusetts. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The plaintiffs' complaint

COLUMBIA ACORN FAMILY OF FUNDS
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

was dismissed by the district court. However, plaintiffs are in the process of appealing that decision.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to Columbia WAM and affiliated advisers. The trustees of the Trust and Columbia WAM have been dismissed as defendants in this lawsuit.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been removed to the federal district court of Massachusetts.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the six months ended June 30, 2005, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

--------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                                   $ 85
Columbia Acorn International                                            13
Columbia Acorn USA                                                       6
Columbia Acorn International Select                                     --*
Columbia Acorn Select                                                    8
==========================================================================

* Rounds to less than $500.

9.    Subsequent Event

Effective August 22, 2005, the Funds' distributor will be Columbia Management Distributors, Inc. and the Funds' transfer agent will be Columbia Management Services, Inc.


1-800-922-6769
                                       72

COLUMBIA THERMOSTAT FUND
        >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                           VALUE (000)
---------------------------------------------------------------

             >BOND MUTUAL FUNDS: 59.9%
 6,794,681   Columbia Intermediate Bond Fund,
             Class Z                                 $   61,764
 3,435,575   Columbia Federal Securities Fund,
             Class Z                                     37,035
 2,864,156   Columbia High Yield Fund, Class Z           24,746
---------------------------------------------------------------
             TOTAL BOND MUTUAL FUNDS
             (COST: $122,607)                           123,545

             >STOCK MUTUAL FUNDS: 39.9%
 1,118,975   Columbia Growth & Income Fund,
             Class Z                                     20,444
 2,319,364   Columbia Growth Stock Fund,
             Class Z (b)                                 20,039
   627,082   Columbia Acorn Fund, Class Z                16,800
   602,341   Columbia Acorn Select, Class Z              12,631
   452,128   Columbia Mid Cap Value Fund,
             Class Z                                     12,551
---------------------------------------------------------------
             TOTAL STOCK MUTUAL FUNDS
             (COST: $67,473)                             82,465

             >SHORT-TERM OBLIGATIONS: 0.4%
$      751   Repurchase Agreement with State
               Street Bank & Trust dated
               6/30/05, due 7/1/05 at 3.00%
               collateralized by Federal
               National Mortgage Association
               Notes, maturing 3/24/08 market
               value $769 (repurchase
               proceeds: $751)                              751
---------------------------------------------------------------
               (COST: $751)                                 751

                                                     ----------
TOTAL INVESTMENTS: 100.2%                               206,761
             (COST: $190,831)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.2)%             (421)

                                                     ----------
TOTAL NET ASSETS: 100%                               $  206,340
===============================================================

>Notes to Statement of Investments (in thousands)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $190,831 and net unrealized appreciation was $15,930 consisting of gross unrealized appreciation of $16,094 and gross unrealized depreciation of $164.

(b)   Non-income producing security.

COLUMBIA THERMOSTAT FUND
        >STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)


JUNE 30, 2005
--------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at value (cost: $751)                          $         751
Affiliated investments, at value (cost: $190,080)                              206,010
Cash                                                                               490
Receivable for fund shares sold                                                    153
Expense reimbursement due from Investment Adviser                                   28
--------------------------------------------------------------------------------------
   Total Assets                                                                207,432

LIABILITIES:
Payable for:
   Investments purchased                                                           490
   Fund shares redeemed                                                            361
   Management fee                                                                   16
   Administration fee                                                                7
   Deferred trustees fee                                                             5
   Transfer agent fees                                                              16
   Trustees' fees                                                                    2
   Custody fees                                                                      3
   Reports to shareholders                                                          73
   12b-1 Service & Distribution fees                                               102
   Other liabilities                                                                17
--------------------------------------------------------------------------------------
   Total Liabilities                                                             1,092
--------------------------------------------------------------------------------------
NET ASSETS                                                               $     206,340
======================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                          $     187,052
Undistributed net investment income                                              2,080
Accumulated net realized gain                                                    1,278
Net unrealized appreciation on investments                                      15,930
--------------------------------------------------------------------------------------
NET ASSETS                                                               $     206,340
======================================================================================

Net asset value per share -- Class A (a)                                 $       13.04
   (Net assets/shares)                                                  ($71,945/5,518)

Maximum offering price per share -- Class A (b)                          $       13.84
   (Net asset value per share/front-end sales charge)                   ($13.04/0.9425)

Net asset value and offering price per share -- Class B (a)              $       13.02
   (Net assets/shares)                                                  ($79,557/6,110)

Net asset value and offering price per share -- Class C (a)              $       13.01
   (Net assets/shares)                                                  ($30,449/2,341)

Net asset value, offering and redemption price per share -- Class Z      $       13.06
   (Net assets/shares)                                                  ($24,389/1,867)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.


1-800-922-6769
                                       74

COLUMBIA THERMOSTAT FUND
        >STATEMENT OF OPERATIONS (UNAUDITED)
         FOR THE SIX MONTHS ENDED JUNE 30, 2005


(IN THOUSANDS)
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from affiliated investment company shares                   $       2,882
   Interest income                                                                  11
--------------------------------------------------------------------------------------
   Total Investment Income                                                       2,893

EXPENSES:
Management fee                                                                     102
Administration fee                                                                  44
12b-1 Service and Distribution fees:
   Class A                                                                          92
   Class B                                                                         330
   Class C                                                                         151
Transfer agent fees:
   Class A                                                                          45
   Class B                                                                          65
   Class C                                                                          23
   Class Z                                                                          10
Trustees' fees                                                                      10
Custody fees                                                                         6
Reports to shareholders                                                             67
Compliance fees                                                                      4
Non-recurring costs (See Note 7)                                                     1
Other expenses                                                                      47
--------------------------------------------------------------------------------------
   Total expenses                                                                  997
Less custody fees paid indirectly                                                   --*
Less reimbursement of expenses by Investment Adviser                              (149)
Less reimbursement of expenses by Transfer Agent                                   (19)
Non-recurring costs reimbursed (See Note 7)                                         (1)
--------------------------------------------------------------------------------------
   Net Expenses                                                                    828
--------------------------------------------------------------------------------------
   Net Investment Income                                                         2,065

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
   Affiliated investments                                                        1,532
   Distributions from affiliated investment company shares                         280
--------------------------------------------------------------------------------------
   Net realized gain                                                             1,812

Net change in unrealized appreciation (depreciation) on investments             (1,503)
--------------------------------------------------------------------------------------
   Net realized and unrealized gain                                                309
--------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                               $       2,374
======================================================================================


* Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
        >STATEMENT OF CHANGES IN NET ASSETS


                                                                  (UNAUDITED)
                                                                  SIX MONTHS        YEAR ENDED
INCREASE IN NET ASSETS:                                           ENDED JUNE 30,    DECEMBER 31,
------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                         2005             2004
OPERATIONS:
Net investment income                                             $       2,065     $      3,334
Net realized gain on investments and distributions from
  affiliated investment company shares                                    1,812            3,692
Net change in net unrealized appreciation (depreciation)
  on investments                                                         (1,503)           8,154
------------------------------------------------------------------------------------------------
  Net Increase from Operations                                            2,374           15,180

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                           --           (1,488)
  Net realized gain -- Class A                                           (1,365)            (141)
  Net investment income -- Class B                                           --             (997)
  Net realized gain -- Class B                                           (1,495)            (146)
  Net investment income -- Class C                                           --             (383)
  Net realized gain -- Class C                                             (573)             (61)
  Net investment income -- Class Z                                           --             (450)
  Net realized gain -- Class Z                                             (449)             (36)
------------------------------------------------------------------------------------------------
  Total Distributions to Shareholders                                    (3,882)          (3,702)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                                7,179           42,302
  Distributions reinvested -- Class A                                     1,229            1,425
  Redemptions -- Class A                                                (13,096)         (13,080)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                                     (4,688)          30,647

  Subscriptions -- Class B                                                6,412           27,802
  Distributions reinvested -- Class B                                     1,356            1,024
  Redemptions -- Class B                                                 (5,578)          (6,671)
------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                 2,190           22,155

  Subscriptions -- Class C                                                3,670           12,939
  Distributions reinvested -- Class C                                       523              378
  Redemptions -- Class C                                                 (4,611)          (4,000)
------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                                       (418)           9,317

  Subscriptions -- Class Z                                                4,257            8,408
  Distributions reinvested -- Class Z                                       427              470
  Redemptions -- Class Z                                                 (1,184)          (3,140)
------------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                                 3,500            5,738
------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                                     584           67,857
------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                    (924)          79,335
------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                     207,264          127,929
------------------------------------------------------------------------------------------------
End of period                                                     $     206,340     $    207,264
------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME                               $       2,080     $         15
================================================================================================


See accompanying notes to financial statements.


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


COLUMBIA THERMOSTAT FUND
        >STATEMENT OF CHANGES IN NET ASSETS, CONTINUED


                                                                  (UNAUDITED)
                                                                  SIX MONTHS        YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                         ENDED JUNE 30,    DECEMBER 31,
------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                         2005              2004
  Subscriptions -- Class A                                                  551            3,381
  Shares issued in reinvestment and capital gains -- Class A                 94              110
  Less shares redeemed -- Class A                                        (1,006)          (1,049)
------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class A                                      (361)           2,442

  Subscriptions -- Class B                                                  493            2,213
  Shares issued in reinvestment and capital gains -- Class B                104               79
  Less shares redeemed -- Class B                                          (428)            (530)
------------------------------------------------------------------------------------------------
   Net Increase -- Class B                                                  169            1,762

  Subscriptions -- Class C                                                  282            1,028
  Shares issued in reinvestment and capital gains -- Class C                 41               29
  Less shares redeemed -- Class C                                          (354)            (316)
------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                                       (31)             741

  Subscriptions -- Class Z                                                  327              669
  Shares issued in reinvestment and capital gains -- Class Z                 33               36
  Less shares redeemed -- Class Z                                           (91)            (250)
------------------------------------------------------------------------------------------------
   Net Increase -- Class Z                                                  269              455
------------------------------------------------------------------------------------------------
   Net Increase in Shares of Beneficial Interest                             46            5,400
------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
        >FINANCIAL HIGHLIGHTS


                                                                                                                  INCEPTION
                                                               (UNAUDITED)                                        SEPTEMBER 25,
                                                               SIX MONTHS                                         2002 THROUGH
CLASS Z                                                        ENDED JUNE 30,       YEAR ENDED DECEMBER 31,       DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2005               2004            2003            2002
NET ASSET VALUE, BEGINNING OF PERIOD                              13.12           $  12.31        $  10.41        $  10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                          0.17               0.31            0.19            0.04
Net realized and unrealized gain                                   0.02               0.82            1.87            0.37
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.19               1.13            2.06            0.41
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                           --              (0.29)          (0.16)             --
From net realized gains                                           (0.25)             (0.03)          (0.00)(b)          --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                   (0.25)             (0.32)          (0.16)             --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  13.06           $  13.12        $  12.31        $  10.41
---------------------------------------------------------------------------------------------------------------------------------
   Total Return (c)(d)                                             1.44%(e)           9.17%          19.79%           4.10%(e)
=================================================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                       0.25%(g)(h)        0.25%(g)        0.38%(g)        0.62%(h)(i)
Net investment income                                              2.59%(g)(h)        2.48%(g)        1.64%(g)        1.41%(h)(i)
Reimbursement                                                      0.11%(h)           0.21%           0.88%          19.94%(h)
Portfolio turnover rate                                              35%(e)             67%             61%             11%(e)
Net assets at end of period (IN MILLIONS)                      $     24           $     21        $     14        $      4


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Adviser and/or Transfer Agent not reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) In accordance with a requirement of the U.S. Securities and Exchange Commission, the ratios reflect total expenses prior to the reduction of custody fees for cash balances the Fund maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 0.60% and 1.43%, respectively for the period ended December 31, 2002.

See accompanying notes to financial statements.


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


COLUMBIA THERMOSTAT FUND
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), is a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class A, Class B and Class C shares are presented in a separate semiannual report. The semiannual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a 'fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of June 30, 2005, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund and Columbia Growth Stock
Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies
        >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. Repurchase agreements, high quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

        >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

        >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

        >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

COLUMBIA THERMOSTAT FUND
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

        >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees) and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

        >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statement of Operations.

        >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

        >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                    DECEMBER 31,
                                                                       2004
--------------------------------------------------------------------------------
(IN THOUSANDS)

Distributions paid from:
   Ordinary Income*                                                  $  3,645
   Long-Term Capital Gains                                                 57

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

        >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class Z shares.

      Columbia WAM has the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. This will be accomplished by the payment of an expense reimbursement fee by the Fund to Columbia WAM computed and paid monthly, with a limitation that immediately after such payment the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) will not exceed 0.25% annually.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
--------------------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                                 0.05%
Next $8 billion                                                         0.04%
Average daily net asset value in excess
      of $16 billion                                                    0.03%

      For the six months ended June 30, 2005, the Fund's effective administration fee rate was 0.043%.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      The Fund has adopted a 12b-1 plan which requires it to pay CFDI a service and distribution fee on net assets attributable to Class A, Class B and Class C shares.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.


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                                       80

The Transfer Agent has made the decision to waive the reimbursement for certain out-of-pocket expenses.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the six months ended June 30, 2005 were $9,720.

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" on the Statement of Operations.

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2005 were:

--------------------------------------------------------------------------------
(IN THOUSANDS)
  Purchases                                                          $ 71,861
  Proceeds from sales                                                  71,924
================================================================================

7.    Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and

COLUMBIA THERMOSTAT FUND
        >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Massachusetts. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The plaintiffs' complaint was dismissed by the district court. However, plaintiffs are in the process of appealing that decision.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to Columbia WAM and affiliated advisers. The trustees of the Trust and Columbia WAM have been dismissed as defendants in this lawsuit.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been removed to the federal district court of Massachusetts.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the six months ended June 30, 2005, Columbia Management has assumed $1,256 of consulting services and legal fees incurred by the Fund in connection with these matters.

8.    Subsequent Event

Effective August 22, 2005, the Fund's distributor will be Columbia Management Distributors, Inc. and the Fund's transfer agent will be Columbia Management Services, Inc.


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                                       82

COLUMBIA ACORN FAMILY OF FUNDS CLASS Z SHARE INFORMATION

   MINIMUM INITIAL INVESTMENT IN
   COLUMBIA ACORN INTERNATIONAL,
   COLUMBIA ACORN INTERNATIONAL
   SELECT AND COLUMBIA
   THERMOSTAT FUND                       $ 1,000
                                         $ 1,000 FOR AN IRA

   MINIMUM INITIAL INVESTMENT
   IN COLUMBIA ACORN FUND,
   COLUMBIA ACORN USA AND
   COLUMBIA ACORN SELECT*                $ 50,000

   MINIMUM SUBSEQUENT
   INVESTMENT                            $ 50

   EXCHANGE FEE                          NONE

COLUMBIA ACORN FUND                      ACRNX

      Management Fee                     0.65%
      12b-1 Fee                          None
      Other Expenses                     0.11%
                                        --------
      Expense Ratio                      0.76%

COLUMBIA ACORN INTERNATIONAL             ACINX

      Management Fee                     0.80%
      12b-1 Fee                          None
      Other Expenses                     0.21%
                                        --------
      Expense Ratio                      1.01%

COLUMBIA ACORN USA                       AUSAX

      Management Fee                     0.90%
      12b-1 Fee                          None
      Other Expenses                     0.13%
                                        --------
      Expense Ratio                      1.03%

COLUMBIA ACORN INTERNATIONAL SELECT      ACFFX

      Management Fee                     0.94%
      12b-1 Fee                          None
      Other Expenses                     0.51%
                                        --------
      Net Expense Ratio                  1.45%

COLUMBIA ACORN SELECT                    ACTWX
      Management Fee                     0.84%
      12b-1 Fee                          None
      Other Expenses                     0.16%
                                        --------
      Expense Ratio                      1.00%

COLUMBIA THERMOSTAT FUND                 COTZX

      Management Fee                     0.10%
      12b-1 Fee                          None
      Other Expenses                     0.15%
                                        --------
      Net Expense Ratio                  0.25%**

      Fees and expenses are for the six months ended June 30, 2005 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, net of custody fees paid indirectly, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days' notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2006. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2006.

 * Effective August 5, 2005, the minimum initial investment in Columbia Acorn Select was raised to $50,000 from $1,000.

** Does not include estimated fees and expenses of 0.85% incurred by the Fund from the underlying portfolio funds.

                       This page intentionally left blank.

                                [Excerpts from:]


                              COLUMBIA ACORN TRUST


                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance


                                    July 2005

                                  INTRODUCTION

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI", "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the Acorn Funds are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

      (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

      (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

      (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

      (4) Profit margins of CWAM and its affiliates from supplying such services;

      (5)   Possible economies of scale as the Acorn Funds grow larger; and

      (6) The nature and quality of CWAM's services, including the performance of each Acorn Fund.


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                                       86

On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Investment Advisory Committee of the Board of Trustees.

                            PROCESS AND INDEPENDENCE

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst & Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.

Finally, this Report, its supporting materials and the data contained in other materials submitted to the Investment Advisory Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

                                      * * *

VI. CONCLUSIONS

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

      1. Performance. The Acorn Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the other, domestic Acorn Funds. Recent management changes have been followed by improved performance. The Acorn Funds typically achieve their performance with less risk than their competitors.

      2. Management Fees relative to Peers. The management fee rankings of the Funds - particularly on the basis of a combined advisory and administrative fee basis - are generally above the respective medians and, hence, more favorable to shareholders than their peer group funds. Management fees do vary by Fund, with the Acorn Fund the least expensive and the Acorn USA Fund the most expensive. Acorn USA is the only fund that both Lipper and Morningstar ranked below the median.

      3. Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of its peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

      4. Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

      5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's advisory agreement with the Acorn Funds.

      6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. CMAI, the Funds' administrator, currently experiences losses rather than profits in connection with its activities relating to the Acorn Funds.

      7. Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.


1-800-922-6769
                                       88

      8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

            a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process, supported by effective information technology.

            b. Compliance. CWAM has a reasonably designed compliance program and a variety of related services that are valuable to shareholders, such as systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the Acorn Funds' NAV.

            c. Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of NAV's, accounting services, shareholder services, and other functions.

In my opinion, these conclusions, taken together, support the reasonableness of the proposed advisory and administrative fees. In reaching my evaluation, I weighed heavily the factors of performance and management fees relative to those paid by competing funds. In this respect, the Acorn Funds provide excellent performance at costs that generally fall below industry medians.

VII. RECOMMENDATIONS

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching an advisory agreement that best serves the Acorn Fund shareholders.

I believe the Trustees should consider the following:

      1. Restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all Acorn Funds, including breakpoints above current asset levels.

      2. Condition contract renewal on submission of an employment agreement or management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the Acorn Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and to support them with effective and reliable information technology systems.

      3. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.


      Robert P. Scales
      July 20, 2005
                                      * * *

      More complete copies of the Management Fee Evaluation of the Senior Officer of the Columbia Acorn Trust, edited to delete certain confidential or proprietary information, are available upon written request to:

R. Scott Henderson
Bank of America
MA-515-11-05
One Financial Center
Boston, MA 02111

      EFFECTIVE AUGUST 22, 2005, THE FUNDS' DISTRIBUTOR WILL BE COLUMBIA MANAGEMENT DISTRIBUTORS, INC. AND THE FUNDS' TRANSFER AGENT WILL BE COLUMBIA MANAGEMENT SERVICES, INC.


1-800-922-6769
                                       90

                      This page intentionally left blank.

COLUMBIA ACORN
------------------------
         FAMILY OF FUNDS

TRUSTEES

Robert E. Nason
CHAIRMAN

Margaret Eisen
Leo A. Guthart
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
Ralph Wanger
John A. Wing

OFFICERS

Charles P. McQuaid
PRESIDENT

Ben Andrews
VICE PRESIDENT

Michael G. Clarke
ASSISTANT TREASURER

J. Kevin Connaughton
ASSISTANT TREASURER

P. Zachary Egan
VICE PRESIDENT

Kenneth A. Kalina
ASSISTANT TREASURER

Bruce H. Lauer
VICE PRESIDENT, SECRETARY AND TREASURER

Louis J. Mendes
VICE PRESIDENT

Robert A. Mohn
VICE PRESIDENT

Todd M. Narter
VICE PRESIDENT

Christopher J. Olson
VICE PRESIDENT

Vincent P. Pietropaolo
ASSISTANT SECRETARY

Robert P. Scales
CHIEF COMPLIANCE OFFICER, VICE PRESIDENT
GENERAL COUNSEL AND CHIEF LEGAL OFFICER

INVESTMENT ADVISER

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL

Bell, Boyd & Lloyd LLC
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEBSITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO THEIR PORTFOLIO SECURITIES IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769 AND (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 IS AVAILABLE FROM THE SEC'S WEBSITE.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:
WWW.COLUMBIAFUNDS.COM

OUR E-MAIL ADDRESS IS:
SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM

SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.


1-800-922-6769
                                       92

PARKING INFORMATION FOR 2005 ANNUAL SHAREHOLDER INFORMATION MEETING

A public lot is located at 172 West Madison, between Wells and LaSalle, on the north side of the street. The entrance is on Madison. Madison is a one-way west street. This lot is approximately two blocks west of the Bank One building. Valet parking is available at 183 West Monroe, between Wells and LaSalle, on the south side of the street. The entrance is on Monroe. Monroe is a one-way east street. No vans or trucks are allowed to park at this lot. This lot is approximately three blocks west of the Bank One building.

55 East Monroe (formerly Mid-Continental Plaza Parking) is located on East Monroe Street two and one half blocks east of the Bank One building. The entrance is on the south side (right) of Monroe Street, between Wabash and Michigan Avenues. Monroe is a one-way street east.

Grant Park Underground (indoor) parking is located 3 1 1/42 blocks east of the Bank One building on Monroe Street. The entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is a one-way east.

For directions using public transportation, call (312) 836-7000 for CTA travel information or visit the CTA website at www.transitchicago.com. For Metra information call (312) 322-6777 during business hours or find information at www.metrarail.com.


                                 [LOCATION MAP]


                                 SAVE THE DATE!
                               SEPTEMBER 27, 2005

                     Meet your portfolio managers, analysts
                             and fellow shareholders

                                       at

                              Columbia Acorn Funds
                   2005 Annual Shareholder Information Meeting

                        Bank One Auditorium, Plaza Level
                            38 South Dearborn Street
                                Chicago, IL 60602

                         Bring your ideas and questions.
                    We're anxious to hear what's onyour mind.

                                [PHOTO OF ACORNS]


                                                           ---------------------
                                                                 PRESORTED
                                                              FIRST-CLASS MAIL
                                                             U.S. POSTAGE PAID
                                                               HOLLISTON, MA
[EAGLE HEAD LOGO] COLUMBIA FUNDS                               PERMIT NO. 20
                                                           ---------------------
                  A MEMBER OF COLUMBIA MANAGEMENT GROUP

                  (C)2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.
                  ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                       SHC-44/88229-0705 05/7049

                                       COLUMBIA ACORN
                                       FUNDS

                                       SEMIANNUAL REPORT
                                       JUNE 30, 2005

 [PHOTO OF WOMAN HOLDING A PHONE]

                                       COLUMBIA ACORN FUND

                                       COLUMBIA ACORN INTERNATIONAL

                                       COLUMBIA ACORN USA

                                       COLUMBIA ACORN INTERNATIONAL SELECT

                                       COLUMBIA ACORN SELECT

                                       COLUMBIA THERMOSTAT FUND


                                       LOOK INSIDE FOR DETAILS
                                       ON THE 2005 COLUMBIA
                                       ACORN FUNDS SHAREHOLDER
                                       INFORMATION MEETING.

  ----------------------------
   NOT FDIC  MAY LOSE VALUE
   INSURED   -----------------
             NO BANK GUARANTEE
  ----------------------------

                              PLEASE JOIN US AT THE

                                      2005

                     ANNUAL SHAREHOLDER INFORMATION MEETING

                                        o

                               September 27, 2005
                         9 a.m. - 10 a.m. Central time,
            immediately following the special meeting of shareholders

                                        o

                        Bank One Auditorium, Plaza Level
                            38 South Dearborn Street
                                Chicago, IL 60602

                          REFRESHMENTS WILL BE SERVED.

                                        o

                     PLEASE RSVP BY SEPTEMBER 20 BY CALLING
                                  800-922-6769


DIRECTIONS TO THE 2005 ANNUAL SHAREHOLDER INFORMATION MEETING

The Bank One Auditorium is located on the Plaza Level of the Bank One building. The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

FROM THE SOUTH:
Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

FROM THE NORTH:
Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

FROM THE WEST:
Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

FROM THE SOUTHWEST:
Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

COLUMBIA ACORN FAMILY OF FUNDS SEMIANNUAL REPORT 2005
        TABLE OF CONTENTS

COLUMBIA ACORN FAMILY OF FUNDS

        Mid-Year Distributions                                      2
        Net Asset Value Per Share                                   2
        Share Class Performance                                     3
        Fund Performance vs. Benchmarks                             4

Squirrel Chatter: Discipline and Creativity                         5

Understanding Your Expenses                                         8

COLUMBIA ACORN FUND

        In a Nutshell                                              10
        At a Glance                                                11
        Major Portfolio Changes                                    22
        Statement of Investments                                   24

COLUMBIA ACORN INTERNATIONAL

        In a Nutshell                                              12
        At a Glance                                                13
        Major Portfolio Changes                                    36
        Statement of Investments                                   38
        Portfolio Diversification                                  43

COLUMBIA ACORN USA

        In a Nutshell                                              14
        At a Glance                                                15
        Major Portfolio Changes                                    44
        Statement of Investments                                   45

COLUMBIA ACORN INTERNATIONAL SELECT

        In a Nutshell                                              16
        At a Glance                                                17
        Major Portfolio Changes                                    50
        Statement of Investments                                   51
        Portfolio Diversification                                  53

COLUMBIA ACORN SELECT

        In a Nutshell                                              18
        At a Glance                                                19
        Major Portfolio Changes                                    54
        Statement of Investments                                   55

COLUMBIA THERMOSTAT FUND

        In a Nutshell                                              20
        At a Glance                                                21
        Statement of Investments                                   76
        Statement of Assets and Liabilities                        77
        Statement of Operations                                    78
        Statement of Changes in Net Assets                         79
        Financial Highlights                                       81
        Notes to Financial Statements                              82

COLUMBIA ACORN FAMILY OF FUNDS

        Statements of Assets and Liabilities                       58
        Statements of Operations                                   59
        Statements of Changes in Net Assets                        60
        Financial Highlights                                       64
        Notes to Financial Statements                              69

        Columbia Acorn Family of Funds Information                 86
        Management Fee Evaluation of the
          Senior Officer                                           87

THE DISCUSSION IN THIS REPORT OF PORTFOLIO COMPANIES IS FOR ILLUSTRATION ONLY AND IS NOT A RECOMMENDATION OF INDIVIDUAL STOCKS. THE INFORMATION IS BELIEVED TO BE ACCURATE, BUT THE INFORMATION AND THE VIEWS OF THE PORTFOLIO MANAGERS MAY CHANGE AT ANY TIME WITHOUT NOTICE AND THE PORTFOLIO MANAGERS MAY ALTER A FUND'S PORTFOLIO HOLDINGS BASED ON THESE VIEWS AND THE FUND'S CIRCUMSTANCES AT THAT TIME.

COLUMBIA ACORN FAMILY OF FUNDS
      >2005 MID-YEAR DISTRIBUTIONS

The following table details the funds' mid-year distributions. The record date for COLUMBIA ACORN, COLUMBIA ACORN INTERNATIONAL, COLUMBIA ACORN USA, COLUMBIA ACORN SELECT, COLUMBIA ACORN INTERNATIONAL SELECT, and COLUMBIA THERMOSTAT was June 6, 2005. The ex-dividend date was June 7, 2005, and the payable date was June 8, 2005.


----------------------------------------------------------------------------------------

   COLUMBIA ACORN FUND                         CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                    $0.3609         $0.3609          $0.3609
    Short-term Capital Gains                   $0.0255         $0.0255          $0.0255
    Ordinary Income                             None             None            None
    Reinvestment Price                         $25.70           $24.88          $24.86

----------------------------------------------------------------------------------------

   COLUMBIA ACORN INTERNATIONAL                CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                     None             None            None
    Short-term Capital Gains                    None             None            None
    Ordinary Income                            $0.3296         $0.1352          $0.1426
    Reinvestment Price                         $28.97           $28.50          $28.49

----------------------------------------------------------------------------------------

   COLUMBIA ACORN USA                          CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                    $0.3640         $0.3640          $0.3640
    Short-term Capital Gains                    None             None            None
    Ordinary Income                             None             None            None
    Reinvestment Price                         $25.17           $24.44          $24.44

----------------------------------------------------------------------------------------

   COLUMBIA ACORN SELECT                       CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                    $0.0919         $0.0919          $0.0919
    Short-term Capital Gains                    None             None            None
    Ordinary Income                             None             None            None
    Reinvestment Price                         $20.26           $19.61          $19.61

----------------------------------------------------------------------------------------

   COLUMBIA ACORN INTERNATIONAL SELECT         CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                     None             None            None
    Short-term Capital Gains                    None             None            None
    Ordinary Income                            $0.2374         $0.1387          $0.1278
    Reinvestment Price                         $17.64           $17.21          $17.23

----------------------------------------------------------------------------------------

   COLUMBIA THERMOSTAT                         CLASS A         CLASS B          CLASS C
                                            --------------------------------------------
    Long-term Capital Gains                    $0.0927         $0.0927          $0.0927
    Short-term Capital Gains                   $0.1562         $0.1562          $0.1562
    Ordinary Income                             None             None            None
    Reinvestment Price                         $13.00           $12.99          $12.98

----------------------------------------------------------------------------------------


      >NET ASSET VALUE PER SHARE AS OF 06/30/05



                                COLUMBIA                        COLUMBIA ACORN                         COLUMBIA
               COLUMBIA           ACORN           COLUMBIA       INTERNATIONAL       COLUMBIA         THERMOSTAT
              ACORN FUND      INTERNATIONAL       ACORN USA         SELECT         ACORN SELECT          FUND
-----------------------------------------------------------------------------------------------------------------
Class A         $26.21           $29.23            $25.73           $17.69            $20.68            $13.04
-----------------------------------------------------------------------------------------------------------------
Class B         $25.37           $28.74            $24.97           $17.25            $20.01            $13.02
-----------------------------------------------------------------------------------------------------------------
Class C         $25.35           $28.73            $24.96           $17.26            $20.00            $13.01
-----------------------------------------------------------------------------------------------------------------


COLUMBIA ACORN FAMILY OF FUNDS
      >SHARE CLASS PERFORMANCE Average Annual Total Returns through 6/30/05



                                     CLASS A                        CLASS B                       CLASS C
                               Without        With           Without         With          Without         With
                            Sales Charge  Sales Charge    Sales Charge   Sales Charge   Sales Charge   Sales Charge
---------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
3 months*                       4.00%         -1.98%          3.85%         -1.15%          3.81%           2.81%
---------------------------------------------------------------------------------------------------------------------
Year to date*                   2.60%         -3.30%          2.28%         -2.72%          2.24%           1.24%
---------------------------------------------------------------------------------------------------------------------
1 year                         14.22%          7.66%         13.41%          8.41%         13.32%          12.32%
---------------------------------------------------------------------------------------------------------------------
3 years                        17.25%         14.96%         16.46%         15.71%         16.43%          16.43%
---------------------------------------------------------------------------------------------------------------------
Life of fund                   12.71%         11.31%         11.98%         11.70%         11.96%          11.96%
---------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
3 months*                      -0.33%         -6.06%         -0.50%         -5.45%         -0.50%          -1.49%
---------------------------------------------------------------------------------------------------------------------
Year to date*                   2.83%         -3.09%          2.47%         -2.53%          2.43%           1.43%
---------------------------------------------------------------------------------------------------------------------
1 year                         22.16%         15.14%         21.28%         16.28%         21.22%          20.22%
---------------------------------------------------------------------------------------------------------------------
3 years                        17.32%         15.03%         16.49%         15.75%         16.51%          16.51%
---------------------------------------------------------------------------------------------------------------------
Life of fund                    4.20%          2.90%          3.50%          3.13%          3.50%           3.50%
---------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(10/16/2000)
---------------------------------------------------------------------------------------------------------------------
3 months*                       5.42%         -0.64%          5.24%          0.24%          5.20%           4.20%
---------------------------------------------------------------------------------------------------------------------
Year to date*                   5.38%         -0.68%          4.98%         -0.02%          4.94%           3.94%
---------------------------------------------------------------------------------------------------------------------
1 year                         15.44%          8.80%         14.67%          9.67%         14.52%          13.52%
---------------------------------------------------------------------------------------------------------------------
3 years                        16.34%         14.07%         15.56%         14.80%         15.54%          15.54%
---------------------------------------------------------------------------------------------------------------------
Life of fund                   14.78%         13.35%         14.04%         13.78%         14.03%          14.03%
---------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
3 months*                      -1.00%         -6.70%         -1.14%         -6.05%         -1.20%          -2.19%
---------------------------------------------------------------------------------------------------------------------
Year to date*                   0.44%         -5.34%          0.17%         -4.80%          0.05%          -0.95%
---------------------------------------------------------------------------------------------------------------------
1 year                         15.66%          9.01%         15.01%         10.01%         14.77%          13.77%
---------------------------------------------------------------------------------------------------------------------
3 years                        15.00%         12.75%         14.22%         13.45%         14.18%          14.18%
---------------------------------------------------------------------------------------------------------------------
Life of fund                    0.44%         -0.82%         -0.25%         -0.67%         -0.25%          -0.25%
---------------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (10/16/2000)
---------------------------------------------------------------------------------------------------------------------
3 months*                       5.40%         -0.66%          5.20%          0.20%          5.20%           4.20%
---------------------------------------------------------------------------------------------------------------------
Year to date*                  -0.27%         -6.00%         -0.62%         -5.57%         -0.67%          -1.66%
---------------------------------------------------------------------------------------------------------------------
1 year                          9.96%          3.64%          9.08%          4.08%          9.03%           8.03%
---------------------------------------------------------------------------------------------------------------------
3 years                        14.05%         11.82%         13.23%         12.44%         13.24%          13.24%
---------------------------------------------------------------------------------------------------------------------
Life of fund                   10.63%          9.24%          9.88%          9.58%          9.86%           9.86%
---------------------------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (3/3/2003)
---------------------------------------------------------------------------------------------------------------------
3 months*                       2.54%         -3.35%          2.39%         -2.61%          2.39%           1.39%
---------------------------------------------------------------------------------------------------------------------
Year to date*                   1.37%         -4.46%          0.99%         -3.97%          0.99%           0.00%
---------------------------------------------------------------------------------------------------------------------
1 year                          7.54%          1.36%          6.93%          1.93%          6.79%           5.79%
---------------------------------------------------------------------------------------------------------------------
Life of fund                   14.05%         11.19%         13.29%         12.19%         13.22%          13.22%
---------------------------------------------------------------------------------------------------------------------
* Not annualized.


PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM 5.75% SALES CHARGE FOR CLASS A SHARES, THE APPROPRIATE CLASS B CONTINGENT DEFERRED SALES CHARGE FOR THE HOLDING PERIOD AFTER PURCHASE AS FOLLOWS: THROUGH FIRST YEAR--5%, SECOND YEAR--4%, THIRD YEAR--3%, FOURTH YEAR--3%, FIFTH YEAR--2%, SIXTH YEAR--1%, THEREAFTER--0%; AND THE CLASS C CONTINGENT DEFERRED SALES CHARGE OF 1% FOR THE FIRST YEAR ONLY. PERFORMANCE OF THE DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

COLUMBIA ACORN FAMILY OF FUNDS
      >FUND PERFORMANCE VS. BENCHMARKS Class A Shares, without sales charge,
                                       Average Annual Total Returns through
                                       6/30/05



                                 2nd          Year to          1              3            Life
                               quarter*        Date*          year          years        of Fund
---------------------------------------------------------------------------------------------------
COLUMBIA ACORN
FUND (10/16/2000)               4.00%          2.60%         14.22%         17.25%         12.71%
---------------------------------------------------------------------------------------------------
Russell 2500                    4.52%          1.24%         12.73%         14.76%          8.96%
---------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%          8.28%         -1.39%
---------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                3.07%         -0.16%          9.67%         12.45%          8.57%
---------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Core Funds Index                3.13%          1.88%         11.47%         12.71%          4.90%
---------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL (10/16/2000)     -0.33%          2.83%         22.16%         17.32%          4.20%
---------------------------------------------------------------------------------------------------
S&P/Citigroup
EMI Global ex-US               -0.40%          2.79%         21.33%         21.26%         10.85%
---------------------------------------------------------------------------------------------------
MSCI EAFE                      -1.01%         -1.17%         13.65%         12.06%          2.05%
---------------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                -0.22%          3.62%         20.72%         21.47%          9.28%
---------------------------------------------------------------------------------------------------
COLUMBIA ACORN USA
(10/16/2000)                    5.42%          5.38%         15.44%         16.34%         14.78%
---------------------------------------------------------------------------------------------------
Russell 2000                    4.32%         -1.25%          9.45%         12.81%          7.66%
---------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                3.07%         -0.16%          9.67%         12.45%          8.57%
---------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%          8.28%         -1.39%
---------------------------------------------------------------------------------------------------
COLUMBIA ACORN INT'L
SELECT (10/16/2000)            -1.00%          0.44%         15.66%         15.00%          0.44%
---------------------------------------------------------------------------------------------------
S&P/Citigroup World
ex-US Cap Range $2-10B         -0.29%          0.79%         17.64%         17.54%          8.94%
---------------------------------------------------------------------------------------------------
MSCI EAFE                      -1.01%         -1.17%         13.65%         12.06%          2.05%
---------------------------------------------------------------------------------------------------
Lipper International
Funds Index                    -0.60%         -0.65%         13.45%         11.16%          2.50%
---------------------------------------------------------------------------------------------------
COLUMBIA ACORN
SELECT (10/16/2000)             5.40%         -0.27%          9.96%         14.05%         10.63%
---------------------------------------------------------------------------------------------------
S&P MidCap 400                  4.26%          3.85%         14.03%         13.16%          8.05%
---------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                    3.14%         -0.92%          7.31%          9.82%         -6.13%
---------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%          8.28%         -1.39%
---------------------------------------------------------------------------------------------------
COLUMBIA THERMOSTAT
FUND (3/3/2003)                 2.54%          1.37%          7.54%            --          14.05%
---------------------------------------------------------------------------------------------------
S&P 500                         1.37%         -0.81%          6.32%            --          18.14%
---------------------------------------------------------------------------------------------------
Lehman U.S. Credit
Intermediate Bond Index         2.76%          1.56%          5.79%            --           4.47%
---------------------------------------------------------------------------------------------------
Lipper Flexible
Portfolio Funds Index           1.18%         -0.36%          6.70%            --          14.78%
---------------------------------------------------------------------------------------------------

* Not annualized.


PERFORMANCE SHOWN HERE IS PAST PERFORMANCE WHICH CANNOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN A FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

DESCRIPTION OF INDEXES: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P MIDCAP 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. RUSSELL 2000 is a market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. RUSSELL 2500 is the smallest 2,500 U.S. companies from this same group. S&P/CITIGROUP EMI GLOBAL EX-US is the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. S&P/CITIGROUP WORLD EX-US CAP RANGE $2-10B is a subset of the broad market selected by the index sponsor, representing the mid-cap developed market excluding the U.S. LIPPER INDEXES include the largest funds tracked by Lipper, Inc. in the named category. LIPPER MID-CAP GROWTH INDEX, 30 mid-cap growth funds; LIPPER MID-CAP CORE FUNDS INDEX, 30 mid-cap core funds; LIPPER INTERNATIONAL FUNDS INDEX, 30 largest non-U.S. funds, not including non-U.S. small-cap funds; LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, 10 largest non-U.S. funds investing in small-cap companies, including Columbia Acorn International; LIPPER SMALL-CAP CORE FUNDS INDEX, 30 largest small-cap core funds, including Columbia Acorn Fund and Columbia Acorn USA. LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The LEHMAN U.S. CREDIT INTERMEDIATE BOND INDEX is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All indexes are unmanaged and returns include reinvested distributions. It is not possible to invest directly in an index.


1-800-922-6769
                                       4

>SQUIRREL CHATTER: DISCIPLINE AND CREATIVITY

[PHOTO OF RALPH WANGER]

A popular new book by Tom Friedman, "The World Is Flat: A Brief History of the Twenty-First Century," recounts how developing countries such as India and China are using modern technology to compete with the United States in both manufacturing and services. He contrasts the success of China and India to the failure of the Arab states to participate in the modern world. He deplores the influence of Yamani, the former Saudi oil minister, who used oil as an economic weapon, and Osama bin Laden who uses terror as a political weapon. Friedman compares the stagnant current state of Arab culture with its peak in the 12th century. "What makes Yamanism and Bin Ladenism unfortunate as strategies for the Arabic world is that they ignore the examples within the Arab culture and civilization - when it was at its height - of discipline, hard work, knowledge, achievement, scientific inquiry, and pluralism." 1

      The popular Susan Hockfield was just installed as president of MIT. In her inaugural speech she invoked her list of virtues. She said, "The value of engineering - the rigor; the unflappable curiosity; the discipline and creativity; the appetite for good, old fashioned hard work; the passionate, enthusiastic, can do, hands-on, fix-it-now attitude - these values are and always will be the values of MIT."

      The rules for success in the world don't seem to have changed very much. Twelfth century Cordoba and 21st century Cambridge are completely different in almost every way, but the characteristics that make you successful have not changed. Any financial analyst or serious investor should apply the engineer's characteristics of discipline, hard work, knowledge and enthusiasm to investing.

      President Hockfield's linking of discipline and creativity is interesting. It's widely believed that we should diversify and balance our investments. We balance stocks vs. bonds, growth stocks vs. value stocks, big-cap vs. small-cap stocks, and U.S. stocks vs. international, but it is unusual to think of the balance between discipline and creativity; yet this balance is what I believe brings good investment results. Discipline without creativity is sterile - you tend to get an index fund. Index funds run by computer algorithm are boring and backward looking - although they have a significant place in investment portfolios. Creativity without discipline tends to result in wild speculation and money-losing results. We all remember the dot.com's in 1999 when the market was dominated by speculators who ignored valuation in favor of science- fiction fantasies. The resulting bubble was a seductive, narcotic experience for a year or two but of course ended very badly. We believe the Columbia Acorn Funds have been successful because our analysts have been able to maintain a balance between discipline and creativity.

WE ARE NOT MANUFACTURERS

Organizations that are in the business of marketing mutual funds often prefer discipline and are made nervous by creativity. For instance, Raymond "Chip" Mason, chairman of Legg Mason, a major force in the mutual fund business, said recently, "For two years we've been looking to cross the line and become pure asset management. All the regulators have been pointing toward the need to separate the manufacturing and distribution businesses." 2

      I have been in corporate meetings in which mutual fund portfolio management was called "manufacturing" but this is a strange and inapt metaphor. Manufacturers make products. Mutual funds are NOT a product. Cap'n Crunch cereal is a product. When you go to the store to buy a new box of Cap'n Crunch you expect the taste and nutrition performance to be exactly like the last box.

Manufacturing cereal is very disciplined resulting in high quality and high reliability, so that every box is identical. Since you are a mutual fund shareholder you know that a mutual fund could be a lot better or a lot worse than you expected when you bought it. Investing involves forecasting the future, but forecasting is an uncertain and sloppy process. While discipline is important, you need a lot of creativity as well.

      Predicting the future does not require a fortune teller with a crystal ball. It is more like watching a skilled athlete. When you go to a baseball game and a batter hits a fly ball to left field, the fielder will see the ball heading his direction and, by experience, run to where the ball is going to land and make what looks like a routine catch. The fielder has to predict the flight of the ball, which for a physicist would require solving a complicated equation, but the player shows that it is not an impossible task. Like the outfielder, we have figured out where trends are likely going to land with reasonable success. As in baseball, the ball can elude the fielder and the batter ends up on second base. Sometimes our analysts miss the ball too, but for the full season we tend to catch more balls than we miss.

TWO WHEELS GOOD, FOUR WHEELS BAD

Other teams haven't done so well. Forty years ago, major U.S. car makers were among the largest companies in the world and were highly profitable. Since then, the U.S. automotive industry has fallen into a long slump. Their corporate bonds have been downgraded in quality, which is a definite sign of financial problems. I believe that these companies were complacent and arrogant, so the German and Japanese car makers beat them up.

      A long time ago, perhaps 1966, I attended a meeting of the Chicago Science Analysts with the General Time Corporation. The company's main business was making name-brand clocks like Seth Thomas and Big Ben. It also made automobile clocks. The clocks were sold as accessories with the car. They were mechanical clocks because electronic clocks hadn't yet been invented. They worked for about three months and then broke. The U.S. automotive giant that bought the clocks from General Time paid $3.25 per clock and resold it to the customer for $21. I asked the president of General Time why his clocks didn't work better. I knew this was an impertinent question but I wanted to see how he would react. I expected him to take a defensive position retorting that the clocks were fine but weren't being used correctly. To my surprise he admitted that the clocks WERE lousy and he explained why.

      General Time couldn't make a good clock for $3.25. The clock needed an additional component that would have made it a sturdy, reliable device, but this improvement would have raised the selling price to $3.75. Its customer, the automobile manufacturer, was adamant about sticking to the lower price. Even to an inexperienced analyst, as I was in 1966, I did not see how the automaker could prosper if it was not delivering a high-quality car. Such a successful company could have paid $3.75 for a clock and sold it for a decent profit even if it kept the price at $21. While this would have been a less enormous markup, the car likely would have been a better vehicle. If the automaker was willing to sell a crummy clock, then I thought that customers would perceive that it was cutting corners on all the other components of the vehicle too. Bad clock, bad car. This willingness to forego quality for price made room for the imports.

      Why am I bringing up an anecdote from 40 years ago? I think there are some useful lessons here for financial analysts and investors. First, in a management meeting it is okay to ask tough questions. You get more meaningful answers that way. Second, you can find out a lot about a company by talking to its suppliers or customers. Company spokesmen will only give you their own corporate press release. Third, a long-term trend will take a long time to develop but it is enormously important.

      At the time of my 1966 meeting, U.S. automakers were riding high because foreign car imports were not yet a problem. In 1960, Japan exported only 39,000 vehicles. By 1970, the Japanese were starting to exploit the lower quality of U.S. cars and exported 1.1 million cars. In 1980, exports rose to 6 million and the Japanese were producing more vehicles than U.S. manufacturers. U.S. automotive companies had to react to the loss of market share from high-quality imports. However, once there is a loss of market share, it is not usually readily reversible.

DAVID ALWAYS BEATS GOLIATH

There are several lessons we can learn from the decline of Arab civilization and the problems of U.S. auto companies: (1) To operate a successful business, the world is too competitive to be complacent. Like baseball players, companies have to fight to keep their position on the team. Great U.S. businesses must constantly compete in the world market and it is darn tough. (2) Big companies are often just big targets. Small companies are hungry to succeed and are constantly focused on improving with the hope of taking some of the flabby giant's customers. (3) History provides a useful context. Discipline, creativity, hard work, knowledge, achievement, and a can-do, hands-on, fix-it-now attitude worked in the past and will work now. (4) We believe small-cap investing works if you can identify the hungry, small companies whose employees embrace our list of exemplary values. The core investment strategy of the Columbia Acorn Funds has always been to try to find small- and mid-cap companies that are on the way up. We don't want to own once-great companies that are now on their way down. This is partly a matter of personal taste, because we find following big, sick companies


1-800-922-6769
                                        6
to be depressing. Even though there are occasional turnarounds in these big companies, it seems to us that is not the way to bet.

SO LONG AND BEST REGARDS!

This is my final "Squirrel Chatter." I am retiring from Columbia Wanger Asset Management as of September 30, but I will still be a trustee of Columbia Acorn Trust. While I considered writing a few more essays, current regulatory rules are not conducive to the free-ranging thought that was characteristic of these essays. I have great confidence in Chuck McQuaid and his team of analysts and portfolio managers to keep the performance of the Funds at a competitive level. Thank you, fellow shareholders, for your support over 35 years. I regard myself as truly fortunate to have been able to build a career in this exciting industry. I am especially proud that we have enabled thousands of our shareholders to pursue their economic goals by investing in our funds.

COLUMBIA WAM NEWS

We are pleased to announce that Ashish Kohli has joined our domestic analyst team to follow health care. Jason Selch, who followed energy, departed in May. We are searching for his replacement and continue to talk to some promising candidates. Your Columbia Acorn investment team includes 20 investment analysts and portfolio managers.


/s/ Ralph Wanger

Ralph Wanger
FOUNDER, ADVISOR AND TRUSTEE
COLUMBIA WANGER ASSET MANAGEMENT, L.P.

--------------------------------------------------------------------------------

1 Friedman, Thomas, THE WORLD IS FLAT: A BRIEF HISTORY OF THE TWENTY-FIRST CENTURY, Farrar, Straus and Giroux, 2005. Page 405.

2 Raymond "Chip" Mason, chairman of Legg Mason, THE WALL STREET JOURNAL, June 27, 2005, page C1.

>UNDERSTANDING YOUR EXPENSES

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on these pages is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Class A, B and C shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using each fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and then applies each fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.922.6769.

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

      1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

      2. In the section of the table titled "Expenses paid during the period," locate the amount for your fund. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.


1-800-922-6769
                                        8

>UNDERSTANDING YOUR EXPENSES

>January 1, 2005 - June 30, 2005



                               ACCOUNT VALUE AT        ACCOUNT VALUE AT                                  FUND'S
                               THE BEGINNING OF           THE END OF               EXPENSES PAID       ANNUALIZED
                                 THE PERIOD ($)         THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE
----------------------------------------------------------------------------------------------------   RATIO (%)*
                             ACTUAL  HYPOTHETICAL    ACTUAL   HYPOTHETICAL     ACTUAL  HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------

COLUMBIA ACORN FUND

-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000     $1,025.98   $1,019.54      $5.32       $5.31         1.06%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000     $1,022.81   $1,016.12      $8.78       $8.75         1.75%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000     $1,022.41   $1,015.62      $9.28       $9.25         1.85%
-----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000     $1,028.32   $1,018.30      $6.59       $6.56         1.31%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000     $1,024.70   $1,014.73     $10.19      $10.14         2.03%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000     $1,024.30   $1,014.38     $10.54      $10.49         2.10%
-----------------------------------------------------------------------------------------------------------------

COLUMBIA ACORN USA

-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000     $1,053.80   $1,018.15      $6.82       $6.71         1.34%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000     $1,049.79   $1,014.73     $10.32      $10.14         2.03%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000     $1,049.39   $1,014.23     $10.82      $10.64         2.13%
-----------------------------------------------------------------------------------------------------------------
COLUMBIA ACORN
INTERNATIONAL SELECT
-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000     $1,004.41   $1,016.36      $8.45       $8.50         1.70%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000     $1,001.69   $1,013.39     $11.42      $11.48         2.30%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000     $1,000.50   $1,012.65     $12.15      $12.23         2.45%
-----------------------------------------------------------------------------------------------------------------

COLUMBIA ACORN SELECT

-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000       $997.32   $1,018.60      $6.19       $6.26         1.25%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000       $993.80   $1,014.98      $9.79       $9.89         1.98%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000       $993.31   $1,014.53     $10.23      $10.34         2.07%
-----------------------------------------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND

-----------------------------------------------------------------------------------------------------------------
  Class A                    $1,000      $1,000     $1,013.69   $1,022.32      $2.50       $2.51         0.50%
-----------------------------------------------------------------------------------------------------------------
  Class B                    $1,000      $1,000     $1,009.92   $1,019.34      $5.48       $5.51         1.10%
-----------------------------------------------------------------------------------------------------------------
  Class C                    $1,000      $1,000     $1,009.92   $1,018.60      $6.23       $6.26         1.25%
-----------------------------------------------------------------------------------------------------------------


Expenses paid during the period are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Adviser and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the funds and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds.

* For the six months ended 06/30/05.

COLUMBIA ACORN FUND
      >IN A NUTSHELL

[PHOTO OF CHARLES P. MCQUAID AND ROBERT A. MOHN]

Columbia Acorn Fund was up 4.00% (Class A shares, without sales charge) in the second quarter, slightly underperforming the Russell indexes but outperforming the Lipper Small- and Mid-Cap Funds indexes as well as the large-cap S&P 500 Index. In the first half of 2005, the Fund grew 2.60%, moderately beating all of its benchmarks. (See Page 4 performance data). PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

      Columbia Acorn's domestic stocks rose 5.16% in the quarter, driven by good stock selections. Handbag designer Coach and women's apparel retailer Chico's FAS were the Fund's two top dollar winners, each ringing up gains of about 20%. Hobby goods retailer Michaels Stores and apparel retailer Abercrombie & Fitch also were among our top 10 dollar gainers, rising 14% and 20% respectively. All were up on better than expected earnings and outperformed their group in the quarter. We thank our consumer analyst, Susie Hultquist, for these fine stock picks.

      Esco Technologies, a producer of remotely read electric meters, jumped 25% on large orders and fine earnings (see sidebar for details). Filter maker Cuno surged 39% in the quarter when it agreed to sell. Our industrial analyst Rob Chalupnik found both of these winners. Southwestern Energy spurted up 66% in the quarter, as investors got excited about new drilling prospects. Communications tower company Crown Castle International transmitted a 26% gain, spurred by an attractive debt refinancing. Hospitality information system provider Micros Systems served a 22% return on better than expected earnings.

      Columbia Acorn's largest dollar losers were Navigant Consulting, off 35%, and Kronos, down 21%, both lower due to earnings estimate cuts. Harley-Davidson hit a speed bump, falling 14% on lower than expected production hikes.

      Columbia Acorn's foreign stocks rose 1.91% and ended the quarter representing 15% of the Fund. Oil-pipe makers Vallorec and Tenaris continued their runs, each producing gains of more than 30%. Sweden-based kitchen cabinet maker Nobia fell 21% on lower revenues and manufacturing problems in its U.K. operations. The Fund's foreign stocks overall did fine against their benchmarks and were up nicely in local currencies, but dollar gains were slashed by currency movements.


/s/ Charles P. McQuaid           /s/ Robert A. Mohn

Charles P. McQuaid               Robert A. Mohn
LEAD PORTFOLIO MANAGER           CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

METERING SUCCESS
--------------------

We wrote about Esco Technologies in our second quarter 2004 shareholder report, citing the virtues of all three of its businesses - filters, remotely read electric meters, and radio frequency shielding products. Since the company's meter business is accelerating and the stock has continued to do well, we are providing more perspective. We had unsuccessfully invested in remote metering many years ago, so this time we did lots of homework. We talked to customers and competitors and visited trade shows. Our contacts confirmed that Esco's meters were reliable and cost effective, and could help manage peak electricity demand. Meter orders have surged and meters are now driving Esco's profits. The stock is up 252% from our first purchase and we think excellent growth may continue.

--------------------------------------------------------------------------------

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: COACH, 1.4%; CHICO'S FAS, 1.2%; MICHAELS STORES, 0.9%; ABERCROMBIE & Fitch, 0.6%; ESCO TECHNOLOGIES, 0.7%; CUNO, 0.4%; SOUTHWESTERN ENERGY, 0.3%; CROWN CASTLE INTERNATIONAL, 0.6%; MICROS SYSTEMS, 0.6%, NAVIGANT CONSULTING, 0.2%, KRONOS, 0.4%, HARLEY-DAVIDSON, 0.6%, VALLOUREC, 0.3%; TENARIS, 0.3%; NOBIA,, 0.2%.


1-800-922-6769
                                       10

COLUMBIA ACORN FUND                                         TICKER SYMBOL: LACAX
      >AT A GLANCE               TOTAL NET ASSETS OF THE FUND: $14,502.8 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005


                         -------------------------------------------------------
                                 YEAR TO                            LIFE OF FUND
                                   DATE*      1 YEAR     3 YEARS    (10/16/2000)
                         -------------------------------------------------------
Returns before            NAV      2.60%      14.22%      17.25%       12.71%
taxes                     POP     -3.30        7.66       14.96        11.31
--------------------------------------------------------------------------------
Returns after taxes       NAV      2.35       13.32       16.93        11.87
on distributions          POP     -3.53        6.81       14.65        10.48
--------------------------------------------------------------------------------
Returns after taxes       NAV      1.96       10.22       14.94        10.74
on distributions and      POP     -1.89        5.89       12.91         9.49
sale of fund shares
--------------------------------------------------------------------------------
S&P 500 (pretax)                  -0.81        6.32        8.28        -1.39
--------------------------------------------------------------------------------
Russell 2500 (pretax)              1.24       12.73       14.76         8.96
--------------------------------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA ACORN FUND PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                     [PIE CHART]

Consumer Goods/Services                         21.0%
Industrial Goods/Services                       15.4%
Finance                                         12.1%
Other*                                          11.6%
Energy/Minerals                                  9.4%
Health Care                                      8.6%
Information                                     21.9%
   Software/Services                9.0%
   Computer Related Hardware        6.6%
   Telecommunications               3.9%
   Media                            2.4%

* Other includes short-term obligations, cash and other assets less liabilities of 7.6%.

Foreign equities within the portfolio were 15.0% diversified by country as follows: 5.7% Europe ex-Ireland & UK; 2.9% UK/Ireland; 2.8% Latin America and Emerging Markets; 1.8% Canada; 1.3% Japan; 0.5% Australia/New Zealand.

THE  VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN FUND (CLASS A)
--------------------------------------------------------------------------------
      >October 16, 2000 through June 30, 2005

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2500 is the smallest 2,500 U.S. companies taken from a group of the largest 3,000 companies. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $87,883       $85,204       $85,138
         ------------------------------------------------------
         WITH
         SALES CHARGE      $83,929       $84,204       $85,138
         ------------------------------------------------------

                                [MOUNTAIN CHART]

             COLUMBIA ACORN     COLUMBIA ACORN
                 FUND-A          FUND-A WITH
                 AT NAV          SALES CHARGE       RUSSELL 2500
           -----------------    --------------      ------------
10/16/00          50000              47750              50000
10/31/00          51370              49058              52159
                  48668              46478              47569
12/31/00          53695              51279              51666
                  54662              52202              53364
                  53257              50861              49928
3/31/01           50823              48536              47189
                  55291              52803              51356
                  57635              55041              52901
6/30/01           58390              55762              53652
                  57245              54669              51733
                  54961              52488              50038
9/30/01           47476              45339              43563
                  49508              47280              45815
                  53280              50882              49520
12/31/01          56679              54129              52296
                  56107              53582              51647
                  55372              52880              50743
3/31/02           59414              56740              54251
                  59254              56587              54113
                  57440              54856              52527
6/30/02           54511              52058              49567
                  48013              45853              43652
                  48397              46220              43784
9/30/02           45498              43451              40315
                  47409              45276              41629
                  50467              48196              45027
12/31/02          48842              46644              42990
                  47665              45520              41848
                  46902              44792              40842
3/31/03           47475              45338              41232
                  51581              49260              44906
                  55213              52728              49323
6/30/03           56902              54341              50265
                  59542              56863              52967
                  62633              59814              55418
9/30/03           61900              59114              54664
                  66932              63920              58983
                  69101              65991              61204
12/31/03          70759              67575              62555
                  73307              70008              64837
                  74707              71345              65839
3/31/04           75790              72379              66235
                  73046              69759              63054
                  74354              71008              64341
6/30/04           76934              73472              66457
                  73010              69725              62590
                  72915              69634              62430
9/30/04           76233              72803              64785
                  78116              74601              66263
                  82998              79263              71210
12/31/04          85657              81802              73998
                  83773              80003              71512
                  86118              82243              73131
3/31/05           84501              80698              71674
                  81036              77390              68451
                  85064              81236              72593
6/30/05           87883              83929              74915
--------------------------------------------------------------------------------

COLUMBIA ACORN FUND TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Coach                                          1.4%
DESIGNER & RETAILER OF BRANDED LEATHER
ACCESSORIES

2. Chico's FAS                                    1.2%
WOMEN'S SPECIALTY RETAILER

3. XTO Energy                                     1.2%
NATURAL GAS PRODUCER

4. International Game Technology                  1.2%
SLOT MACHINES & PROGRESSIVE JACKPOTS

5. AmeriCredit                                    1.0%
AUTO LENDING

6. Expeditors International of Washington         0.9%
INTERNATIONAL FREIGHT FORWARDER

7. Michaels Stores                                0.9%
CRAFT & HOBBY SPECIALTY RETAILER

8. Western Wireless                               0.9%
RURAL CELLULAR PHONE SERVICES

9. Peoples Bank of Bridgeport                     0.9%
CONNECTICUT SAVINGS & LOAN

10. ITT Educational Services                      0.8%
POSTSECONDARY DEGREE PROGRAMS

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
      >IN A NUTSHELL

[PHOTO OF P. ZACHARY EGAN AND LOUIS J. MENDES III.]

Columbia Acorn International finished the second quarter down 0.33% (Class A shares, without sales charge), slightly ahead of the benchmark S&P/Citigroup EMI Global ex-U.S. return which fell 0.40%. The larger cap MSCI EAFE Index was down 1.01% in the quarter. Year-to-date, the Fund was up 2.83%, which puts it ahead of the benchmark, and well ahead of the EAFE Index. As has been the case for several years, international small-cap stocks continued to substantially outperform their large-cap counterparts.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAT THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

      Steel pipe manufacturers seemed unlikely candidates for the quarter's biggest winners considering the poor performance of the steel sector in general, but two of the Fund's investments, Vallourec and Tenaris, earned this distinction by returning more than 30% to shareholders. Their specialty steel products are critical to the successful development of oil and gas fields globally. In the past year, both companies have seen strong volume and price increases as high energy prices stimulated oil and gas companies to increase spending on exploration and pipelines. These two companies have been central to our strategy of taking advantage of an anticipated rebound in oil-field service spending. As both companies were among the Fund's top holdings at the beginning of the quarter, their contribution to overall return was substantial. Other positive drivers to performance were Housing Development Finance, the Indian mortgage finance company, which rose 25% on continued strong mortgage growth, and SES Global, the European satellite services company, up 19%, from the region's switch to an HDTV format.

      During the quarter, the U.S. dollar reversed its recent slide against most world currencies, appreciating more than 7% against the euro. This compounded otherwise moderate weakness on several of our long-term European winners, such as Nobia (kitchen cabinets), Sligro Food Group (food distribution) and United Services Group (temporary staffing), each of which fell more than 15% in dollar terms. Other sizable holdings negatively affecting performance came from diverse sectors in Japan, including Funai Electric (consumer electronics), and Kappa Create (restaurants). Funai Electric was hurt by raw material price increases while Kappa Create's profitability remains under pressure as it works to maintain its share of an increasingly crowded marketplace.


/s/ P. Zachary Egan                 /s/ Louis J. Mendes III


P. Zachary Egan                     Louis J. Mendes III
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

PIPING PROFITS
--------------------

Headquartered in Argentina, Tenaris is a global manufacturer and supplier of seamless steel pipe products and related services. It has locations ranging from Japan to Mexico to Italy. High oil prices are driving energy companies to increase their exploration and production activities. With more than 50% of its revenue coming from energy-related equipment sales, this directly translates into more orders for the company. In addition, Tenaris competes in a specialty niche, high-demand product category that is giving it the pricing power to protect and expand margins even as raw material prices are falling.

--------------------------------------------------------------------------------

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: VALLOUREC, 1.5%; TENARIS, 1.2%; HOUSING DEVELOPMENT FINANCE, 1.2%; SES GLOBAL, 1.3%; NOBIA, 0.7%; SLIGRO FOOD GROUP, 0.7%; UNITED SERVICES GROUP, 0.8%; FUNAI ELECTRIC, 0.5%; KAPPA CREATE, 0.3%.


1-800-922-6769
                                       12

COLUMBIA ACORN INTERNATIONAL                                TICKER SYMBOL: LAIAX
      >AT A GLANCE                TOTAL NET ASSETS OF THE FUND: $2,268.3 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005



                         -------------------------------------------------------
                                 YEAR TO                            LIFE OF FUND
                                   DATE*      1 YEAR     3 YEARS    (10/16/2000)
                         -------------------------------------------------------
Returns before            NAV      2.83%      22.16%      17.32%       4.20%
taxes                     POP     -3.09       15.14       15.03        2.90
--------------------------------------------------------------------------------
Returns after taxes       NAV      2.42       21.89       17.21        3.50
on distributions          POP     -3.47       14.88       14.92        2.20
--------------------------------------------------------------------------------
Returns after taxes       NAV      1.83       14.60       15.04        3.37
on distributions and      POP     -2.01       10.03       13.02        2.25
sale of fund shares
--------------------------------------------------------------------------------
S&P/Citigroup EMI                  2.79       21.33       21.26       10.85
Global ex-US (pretax)
--------------------------------------------------------------------------------


Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA ACORN INTERNATIONAL PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                   [PIE CHART]

Consumer Goods/Services                         19.4%
Finance                                         13.8%
Information                                     13.6%
Other*                                          10.5%
Energy/Minerals                                  9.5%
Health Care                                      6.7%
Industrial Goods/Services                       26.5%

* Other includes short-term obligations, cash and other assets less liabilities of 4.0%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL (CLASS A)
--------------------------------------------------------------------------------
      >October 16, 2000 through June 30, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P/Citigroup EMI Global ex-US is Citigroup's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Citigroup, excluding the U.S. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $12,140       $11,762       $11,761
         ------------------------------------------------------
         WITH
         SALES CHARGE      $11,442       $11,562       $11,761
         ------------------------------------------------------

                    [MOUNTAIN CHART]


            COLUMBIA ACORN       COLUMBIA ACORN
            INTERNATIONAL -    INTERNATIONAL - A      S&P/CITIGROUP
               A AT NAV        WITH SALES CHARGE    EMI GLOBAL EX-US
           -----------------   -----------------    ----------------
10/16/00         10000                9425               10000
                 10153                9569                9993
                  9322                8786                9552
12/31/00          9514                8967                9925
                  9941                9369               10110
                  9222                8692                9717
3/31/01           8332                7853                8965
                  8651                8154                9552
                  8592                8098                9532
6/30/01           8167                7698                9209
                  7838                7387                8939
                  7676                7234                8915
9/30/01           6626                6245                7754
                  6939                6540                8069
                  7326                6905                8401
12/31/01          7460                7031                8470
                  7277                6859                8316
                  7252                6835                8456
3/31/02           7627                7188                9007
                  7874                7422                9194
                  7838                7387                9488
6/30/02           7517                7085                9112
                  6720                6334                8339
                  6610                6230                8289
9/30/02           6017                5671                7524
                  6045                5698                7694
                  6228                5870                7981
12/31/02          6233                5874                7886
                  6078                5729                7754
                  5912                5572                7615
3/31/03           5822                5488                7541
                  6351                5986                8252
                  6872                6477                8956
6/30/03           7066                6660                9290
                  7217                6802                9621
                  7536                7102               10081
9/30/03           7821                7372               10542
                  8417                7933               11309
                  8642                8145               11514
12/31/03          9161                8634               12225
                  9430                8888               12665
                  9781                9218               13101
3/31/04           9781                9218               13422
                  9565                9015               12971
                  9593                9042               12973
6/30/04           9940                9369               13390
                  9678                9122               12917
                  9724                9164               13056
9/30/04          10126                9544               13543
                 10488                9885               13958
                 11285               10636               15057
12/31/04         11806               11127               15804
                 11913               11228               15954
                 12553               11832               16730
3/31/05          12180               11480               16310
                 11802               11124               15798
                 11827               11147               15909
6/30/05          12140               11442               16245
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Anglo Irish Bank (Ireland)                     2.1%
SMALL BUSINESS & MIDDLE MARKET BANKING

2.Rhoen-Klinikum (Germany)                        1.9%
HOSPITAL MANAGEMENT

3. Vallourec (France)                             1.5%
SEAMLESS TUBES

4. Billabong International (Australia)            1.4%
ACTION SPORTS APPAREL BRAND MANAGER

5. Fugro (Netherlands)                            1.4%
SURVEY & GPS SERVICES

6. SES Global (France)                            1.3%
SATELLITE BROADCASTING SERVICES

7. Neopost (France)                               1.3%
POSTAGE METER MACHINES

8. Grafton Group (Ireland)                        1.2%
BUILDING MATERIALS, WHOLESALING &
DIY RETAILING

9. Housing Development Finance (India)            1.2%
PREMIER MORTGAGE LENDER IN INDIA

10. Tenaris (Argentina)                           1.2%
STEEL PIPE FOR OIL WELLS & PIPELINES

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.
--------------------------------------------------------------------------------

COLUMBIA ACORN USA
      >IN A NUTSHELL

[PHOTO OF ROERT A. MOHN]

Small-cap stocks had a strong second quarter. Columbia Acorn USA rose 5.42% (Class A shares, without sales charge), slightly more than the small-cap Russell 2000 Index's 4.32% increase. For the first six months of the year, Columbia Acorn USA was up 5.38%, nicely ahead of the Russell 2000's 1.25% decline.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

      Industrial stocks stoked the Fund's performance for the quarter. Esco Technologies was the biggest dollar winner for the Fund, rising 25% on news that it will likely land a huge contract to install automated electric meter readers. Cuno, a water filtration company, spiked 39% after announcing it was being acquired. Many of the Fund's holdings had been attractive to larger corporate acquirers. Cuno was the fifth company in the Fund to be bought out this year, joining Western Wireless and Brookstone.

      Rising oil prices lifted energy stocks last quarter. Our energy portfolio was stocked with companies benefiting not only from higher commodity prices, but also from strong internal production growth. Top holdings Quicksilver Resources, up 31%, and Southwestern Energy, up 66%, had exciting new drilling prospects in the Barnet and Fayetteville gas fields.

      Other winners for the quarter were cellular tower owner Crown Castle International, up 27%, and teen retailer Abercrombie & Fitch up 20%.

      Our worst-performing group was technology. Software companies Kronos, down 21% and JDA Software Group, off 19%, decreased on weak March-quarter earnings results. SeaChange International dropped 46% as sales of its video-on-demand servers fell short. The turnaround at mobile computing and bar-code scanner company Symbol Technologies has taken longer than hoped, which sent its stock down 32% for the quarter.

      The U.S. stock market has been stuck in a see-saw trading range for the past 18 months. Flat markets like this one may not make for exciting business headlines but were just as plentiful with investment opportunities as the good old Roaring Nineties bull markets.


/s/ Robert A. Mohn


Robert A. Mohn
LEAD PORTFOLIO MANAGER

--------------------------------------------------------------------------------

The Light burns Bright at
----------------------------
                     Genlyte

The Genlyte Group has been a major winner for Columbia Acorn USA, returning 66% since its purchase in June 2004. Genlyte is a leading manufacturer of lighting fixtures and controls and sells product through independent distributors servicing the architect and designer community. This is a better distribution channel than the big-box retailers, with customers willing to pay a higher price for quality design features and service. Although the commercial construction market has been weak for several years, Genlyte managed to grow earnings by taking market share away from competitors and improving profitability. We believe the company's strong market position and the potential for a recovery in the commercial construction market makes Genlyte a solid investment.

--------------------------------------------------------------------------------

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: ESCO TECHNOLOGIES, 2.9%; CUNO, 1.0%; WESTERN WIRELESS, 2.8%; BROOKSTONE, 0.3%; QUICKSILVER RESOURCES, 2.3%; SOUTHWESTERN ENERGY, 0.5%; CROWN CASTLE INTERNATIONAL, 2.1%; ABERCROMBIE & Fitch, 2.0%; KRONOS, 1.1%; JDA SOFTWARE GROUP, 1.1%; SEACHANGE INTERNATIONAL, 0.3%; SYMBOL TECHNOLOGIES, 0.6%; GENLYTE, 1.5%.


1-800-922-6769
                                       14

COLUMBIA ACORN USA                                          TICKER SYMBOL: LAUAX
      >AT A GLANCE                  TOTAL NET ASSETS OF THE FUND: $994.4 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005

--------------------------------------------------------------------------------
                                 YEAR TO                          LIFE OF FUND
                                  DATE*      1 YEAR     3 YEARS   (10/16/2000)
--------------------------------------------------------------------------------
Returns before           NAV      5.38%      15.44%      16.34%      14.78%
taxes                    POP     -0.68        8.80       14.07       13.35
--------------------------------------------------------------------------------
Returns after taxes      NAV      5.15       15.10       16.23       14.66
on distributions         POP     -0.89        8.48       13.96       13.23
--------------------------------------------------------------------------------
Returns after taxes      NAV      3.79       10.47       14.17       12.95
on distributions and     POP     -0.17        6.13       12.17       11.67
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)            -1.25        9.45       12.81        7.66
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA ACORN USA PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                   [PIE CHART]

Consumer Goods/Services                         18.0%
Health Care                                     14.2%
Other*                                          10.2%
Energy/Minerals                                 11.8%
Industrial Goods/Services                        9.7%
Finance                                          8.7%
Information                                     27.4%
   Software/Services               11.8%
   Telecommunications               9.1%
   Computer Related Hardware        4.4%
   Media                            2.1%

* Other includes short-term obligations, cash and other assets less liabilities of 9.5%.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN USA (CLASS A)
--------------------------------------------------------------------------------
      >October 16, 2000 through June 30, 2005

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $95,752       $92,871        $92,834
         ------------------------------------------------------
         WITH
         SALES CHARGE      $91,443       $91,871        $92,834
         ------------------------------------------------------

                            [MOUNTAIN CHART]

                                COLUMBIA ACORN
            COLUMBIA ACORN       USA - A WITH
            USA - A AT NAV       SALES CHARGE         RUSSELL 2000
            --------------      --------------        ------------
10/16/00         50000               47750               50000
                 52060               49717               51820
                 49025               46819               46500
12/31/00         53795               51374               50494
                 57195               54621               53123
                 57012               54446               49637
3/31/01          55672               53167               47209
                 62397               59589               50902
                 65867               62903               52153
6/30/01          67671               64626               53954
                 68355               65279               51034
                 66441               63451               49385
9/30/01          56827               54270               42737
                 56969               54405               45238
                 60296               57583               48741
12/31/01         63823               60951               51749
                 64551               61646               51211
                 62324               59519               49807
3/31/02          67609               64566               53810
                 68596               65509               54301
                 64693               61782               51891
6/30/02          60792               58056               49316
                 52476               50114               41868
                 51673               49347               41761
9/30/02          47808               45656               38762
                 50069               47816               40005
                 54410               51961               43575
12/31/02         51711               49384               41149
                 50910               48619               40010
                 50182               47923               38801
3/31/03          50292               48029               39301
                 55216               52731               43027
                 60941               58199               47645
6/30/03          61892               59107               48507
                 64776               61861               51542
                 68313               65239               53905
9/30/03          66708               63706               52910
                 73525               70217               57353
                 75091               71712               59389
12/31/03         75639               72236               60593
                 79542               75963               63226
                 79908               76312               63793
3/31/04          79325               75755               64387
                 77358               73877               61105
                 80382               76765               62077
6/30/04          82939               79206               64691
                 77830               74327               60336
                 76701               73250               60025
9/30/04          79585               76004               62843
                 81845               78162               64080
                 87754               83806               69639
12/31/04         90865               86772               71700
                 89584               85549               68708
                 91268               87157               69872
3/31/05          90828               86741               67872
                 87086               83167               63985
                 91893               87758               68173
6/30/05          95752               91443               70802
--------------------------------------------------------------------------------

COLUMBIA ACORN USA TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Esco Technologies                              2.9%
FILTRATION & TEST EQUIPMENT

2. AmeriCredit                                    2.8%
AUTO LENDING

3. Western Wireless                               2.8%
RURAL CELLULAR PHONE SERVICES

4. Edwards Lifesciences                           2.5%
HEART VALVES

5. Micros Systems                                 2.3%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

6. Quicksilver Resources                          2.3%
NATURAL GAS & COAL SEAM GAS PRODUCER

7. ITT Educational Services                       2.1%
POSTSECONDARY DEGREE PROGRAMS

8. Crown Castle International                     2.1%
COMMUNICATION TOWERS

9. Abercrombie & Fitch                            2.0%
TEEN APPAREL RETAILER

10. HCC Insurance Holdings                        1.6%
SPECIALTY INSURANCE

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT
      >IN A NUTSHELL

[PHOTO OF TODD M. NARTER AND CHRISTOPHER J. OLSON]

Columbia Acorn International Select was down 1.00% (Class A shares, without sales charge) for the quarter, slightly below the S&P/Citigroup World ex-US Cap Range $2-10B Index's negative return of 0.29%. The Fund was practically in line with the large-cap MSCI EAFE Index, which declined 1.01%. Most of these negative returns were due to a strong dollar that offset positively performing local equity markets. Year-to-date the Fund slightly underperformed the S&P/Citigroup World ex-U.S. Cap Range $2-10B, posting a 0.44% return compared to the Index's 0.79% return, and was ahead of the MSCI EAFE negative return of 1.17%. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

      Argentina's Tenaris, a manufacturer of seamless pipes used by oil and gas producers and the Fund's fourth largest holding, continued its strong performance as the stock gained a bit over 30% in the second quarter. The stock was up 65% year-to-date. High oil prices continued to drive energy exploration and investment, and tight capacity in the seamless pipe industry gave Tenaris strong pricing power. Another large holding, SES Global, had a good quarter, up 19% due to continued demand for satellite services from the switch to HDTV. The company also indicated it will launch two new satellites which will increase its capacity even further. It also reported that it will buy back 10% of its outstanding shares, which highlights its strong balance sheet and cash flow. Utilities BKW Energie in Switzerland, a new holding this quarter, and Red Electrica in Spain were strong performers as well, up 12% and 11%, respectively.

      Two of the Fund's weaker performers this quarter were in Japan. Funai Electronics was down 17% as margins were squeezed by hikes in raw material prices and there was increasing concern about the impact of a potentially stronger yen. After a very strong first quarter, Shimano, maker of bicycle components used by Lance Armstrong among others, gave back 15% as it guided its estimates down modestly due to a weaker European sales environment.

      In addition to BKW Energie, we also added two other new stocks, Gambro, which manufactures dialyzers and blood collection and separation equipment, and William Hill, a United Kingdom betting shop and internet gaming operator.


/s/ Todd M. Narter                  /s/ Christopher J. Olson


Todd M. Narter                      Christopher J. Olson
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

JUPITER RISING
-----------------------------------

Jupiter Telecommunications, or JCOM as it's called by the locals, is the largest cable service provider in Japan. JCOM went public in March 2005, but we were familiar with it long before then. JCOM is partially owned by Liberty Global, which has been a long-term holding of the Columbia Acorn Fund. Because fewer than 10% of the households in Japan have cable TV, JCOM is growing more than 15% annually. JCOM has finished building the network and is now able to sell a "triple play" of cable TV, high-speed internet, and telephone service with very little additional investment required.

--------------------------------------------------------------------------------

MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: TENARIS, 4.0%; SES GLOBAL, 3.6%; BKW ENERGIE, 1.0%; RED ELECTRICA, 2.8%; FUNAI ELECTRIC, 1.6%; SHIMANO, 2.7%; GAMBRO, 0.7%; WILLIAM HILL, 1.1%; JUPITER
TELECOMMUNICATIONS, 1.9%.


1-800-922-6769
                                       16

COLUMBIA ACORN INTERNATIONAL SELECT                         TICKER SYMBOL: LAFAX
      >AT A GLANCE                   TOTAL NET ASSETS OF THE FUND: $71.7 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005

                         -------------------------------------------------------
                                  YEAR TO                          LIFE OF FUND
                                   DATE*      1 YEAR     3 YEARS   (10/16/2000)
                         -------------------------------------------------------
Returns before            NAV      0.44%      15.66%      15.00%       0.44%
taxes                     POP     -5.34        9.01       12.75       -0.82
--------------------------------------------------------------------------------
Returns after taxes       NAV     -0.03       15.29       14.91        0.36
on distributions          POP     -5.78        8.66       12.67       -0.90
--------------------------------------------------------------------------------
Returns after taxes       NAV      0.28       10.34       12.99        0.36
on distributions and      POP     -3.47        6.01       11.02       -0.71
sale of fund shares
--------------------------------------------------------------------------------
S&P/Citigroup World                0.79       17.64       17.54        8.94
ex-US $2-10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. The return after taxes on distributions may be higher than the return before taxes due to qualified foreign tax credits. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA ACORN INTERNATIONAL SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                   [PIE CHART]

Consumer Goods/Services                         20.1%
Finance                                         15.3%
Other*                                          10.3%
Information                                     14.5%
Energy/Minerals                                  6.7%
Health Care                                      4.8%
Industrial Goods/Services                       28.3%

* Other includes short-term obligations, cash and other assets less liabilities of 4.3%.

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA ACORN INTERNATIONAL SELECT
(CLASS A)
--------------------------------------------------------------------------------
      >October 16, 2000 through June 30, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. S&P/Citigroup World ex-US $2-10B Index is a subset of Citigroup's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $10,207       $9,882        $9,881
         ------------------------------------------------------
         WITH
         SALES CHARGE       $9,620       $9,687        $9,881
         ------------------------------------------------------

                             [MOUNTAIN CHART]

            COLUMBIA ACORN      COLUMBIA ACORN
             INTERNATIONAL      INTERNATIONAL         S&P/CITIGROUP
             SELECT - A AT      SELECT - A WITH           WORLD
                 NAV             SALE CHARGE         EX-US CAP RANGE
            --------------      ---------------      ---------------
10/16/00         10000                9425                10000
                 10344                9749                10020
                  9023                8504                 9607
12/31/00          9684                9127                10015
                  9994                9420                10114
                  8848                8339                 9716
3/31/01           7662                7222                 8948
                  8063                7600                 9587
                  8041                7578                 9564
6/30/01           7700                7257                 9220
                  7296                6877                 8978
                  7143                6732                 8949
9/30/01           5938                5597                 7799
                  6313                5950                 8121
                  6660                6277                 8429
12/31/01          6859                6465                 8443
                  6506                6132                 8250
                  6427                6057                 8404
3/31/02           6655                6272                 8950
                  6859                6464                 9131
                  6927                6528                 9472
6/30/02           6711                6325                 9130
                  5989                5645                 8332
                  6097                5746                 8274
9/30/02           5654                5329                 7521
                  5642                5318                 7661
                  5779                5447                 7938
12/31/02          5819                5484                 7828
                  5535                5217                 7651
                  5302                4997                 7527
3/31/03           5348                5040                 7467
                  5848                5511                 8201
                  6353                5988                 8898
6/30/03           6393                6026                 9200
                  6496                6122                 9508
                  6774                6385                 9950
9/30/03           7024                6620                10411
                  7547                7113                11161
                  7706                7263                11348
12/31/03          8212                7739                12033
                  8359                7879                12449
                  8717                8216                12842
3/31/04           8774                8269                13166
                  8592                8098                12787
                  8598                8104                12832
6/30/04           8824                8317                13281
                  8620                8124                12763
                  8614                8118                12854
9/30/04           8978                8462                13290
                  9240                8709                13708
                  9820                9256                14783
12/31/04         10162                9578                15492
                 10088                9508                15677
                 10629               10018                16415
3/31/05          10310                9717                16071
                  9963                9390                15561
                  9969                9396                15656
6/30/05          10207                9620                14973
--------------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. Anglo Irish Bank (Ireland)                     4.2%
SMALL BUSINESS & MIDDLE MARKET BANKING

2. Exel (United Kingdom)                          4.1%
GLOBAL LOGISTICS & FREIGHT FORWARDING

3. Neopost (France)                               4.0%
POSTAGE METER MACHINES

4. Tenaris (Argentina)                            4.0%
STEEL PIPE FOR OIL WELLS & PIPELINES

5. SES Global (France)                            3.6%
SATELLITE BROADCASTING SERVICES

6. Kuehne & Nagel (Switzerland)                   3.0%
FREIGHT FORWARDING/LOGISTICS

7. Depfa Bank (Ireland)                           2.9%
INTERNATIONAL PUBLIC SECTOR FINANCE

8. Komercni Banka (Czech Republic)                2.9%
LEADING CZECH UNIVERSAL BANK

9. Red Electrica (Spain)                          2.8%
SPANISH POWER GRID

10. Swatch Group (Switzerland)                    2.7%
WATCH & ELECTRONICS MANUFACTURER

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT
      >IN A NUTSHELL

[PHOTO OF BEN ANDREWS]

Columbia Acorn Select made up some ground from its weak first quarter. The Fund was up 5.40% (Class A share, without sales charge) in the second quarter and gained against its benchmarks. In the second quarter the S&P MidCap 400 Index was up 4.26% and the S&P 500 Index gained 1.37%. Year-to-date the Fund was down 0.27% versus the S&P 400's gain of 3.85% and the S&P 500's loss of 0.81%. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

      The Fund's biggest percentage winner for the quarter was Mine Safety Appliances (MSA), up 27% as strong demand for combat helmets from the U.S. army drove higher than expected earnings. The stock was a new purchase this quarter. MSA manufactures products designed to protect the safety and health of workers worldwide. Seven other stocks posted returns from 15% to 22% in the quarter.

      On the down side Harley-Davidson lost 14% in the quarter. Harley cut production and its earnings forecast and sales slowed for its heavy-weight bikes. We believe this hiccup will be overcome in the next several quarters.

      In addition to MSA, there were five new companies added to the portfolio during the quarter (Conseco, Nuveen Investments, Spartech, Tribune Company, and Worthington Industries) while three were sold (McAfee, Moodys, and Synopsys). We also lost a fourth company when Liberty Media International purchased United Global Communications. The combined company is now called Liberty Global and remains in the portfolio.

      We continue to search for the best risk/return investments for the Fund. As always, we appreciate your investment in Columbia Acorn Select.


/s/Ben Andrews


Ben Andrews
LEAD PORTFOLIO MANAGER

--------------------------------------------------------------------------------
THE GAS GRILL GOURMET
-----------------------------------

Worthington Industries is a steel processor and manufacturer of metal products such as pressure cylinders (Gas grill propane tanks) and metal framing used in commercial construction. Since 2000, Worthington has improved its manufacturing processes, sold underperforming businesses and made accretive acquisitions. Recent performance has been weak, as falling steel prices have hurt short-term profits due to losses on inventory held. However, unlike the steel mills, Worthington's long-term success is tied to volume growth rather than steel prices. We like Worthington's prospects due to its strong market position, reasonable valuation and opportunity for growth as the industry adopts metal framing for residential construction. While waiting for the market to recognize its value, we continue to collect a 4% dividend.

--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 06/30/05, THE FUND'S POSITIONS IN THE STOCKS MENTIONED WERE: MINE SAFETY APPLIANCES, 2.6%; HARLEY-DAVIDSON, 3.4%; CONSECO, 2.6%; NUVEEN INVESTMENTS, 2.4%; SPARTECH, 0.2%; TRIBUNE COMPANY, 1.1%; WORTHINGTON INDUSTRIES, 2.1%; MCAFEE, 0.0%; MOODYS, 0.0%; SYNOPSYS, 0.0%; LIBERTY MEDIA INTERNATIONAL, 0.0%; UNITED GLOBAL COMMUNICATIONS, 0.0%; LIBERTY GLOBAL, 2.8%.


1-800-922-6769
                                       18

COLUMBIA ACORN SELECT                                       TICKER SYMBOL: LTFAX
      >AT A GLANCE                TOTAL NET ASSETS OF THE FUND: $1,510.5 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005

                         -------------------------------------------------------
                                   YEAR TO                         LIFE OF FUND
                                    DATE*      1 YEAR     3 YEARS  (10/16/2000)
                         -------------------------------------------------------
Returns before             NAV     -0.27%       9.96%      14.05%     10.63%
taxes                      POP     -6.00        3.64       11.82       9.24
--------------------------------------------------------------------------------
Returns after taxes        NAV     -0.34        9.54       13.86      10.44
on distributions           POP     -6.07        3.24       11.64       9.06
--------------------------------------------------------------------------------
Returns after taxes        NAV     -0.09        7.02       12.14       9.21
on distributions and       POP     -3.82        2.88       10.18       7.99
sale of fund shares
--------------------------------------------------------------------------------
S&P MidCap                          3.85       14.03       13.16       8.05
400 (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA ACORN SELECT PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                      [PIE CHART]

Information                                     26.3%
Other*                                           9.4%
Finance                                         17.1%
Industrial Goods/Services                        8.7%
Health Care                                      5.0%
Energy/Minerals                                  4.1%
Consumer Goods/Services                         29.4%

* Other includes short-term obligations, cash and other assets less liabilities of 9.4%.

THE VALUE OF A $50,000 INVESTMENT IN COLUMBIA ACORN SELECT (CLASS A)
--------------------------------------------------------------------------------
      >October 16, 2000 through June 30, 2005

Illustration is based on a hypothetical $50,000 investment from inception in Class A shares of the Fund, which includes the 4.50% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $80,470       $77,933       $77,894
         ------------------------------------------------------
         WITH
         SALES CHARGE      $76,849       $76,933       $77,894
         ------------------------------------------------------

                             [MOUNTAIN CHART]

                                COLUMBIA ACORN
            COLUMBIA SELECT       SELECT - A
               ACORN - A          WITH SALES
                AT NAV              CHARGE           S&P MIDCAP 400
            ---------------     --------------       --------------
10/16/00         50000               47750               50000
                 54790               52324               51725
                 49470               47244               47820
12/31/00         53160               50768               51478
                 54702               52240               52626
                 51502               49184               49621
3/31/01          49468               47242               45934
                 53044               50657               51001
                 55940               53423               52189
6/30/01          55001               52526               51980
                 54473               52021               51206
                 51912               49576               49531
9/30/01          48715               46522               43370
                 49733               47495               45287
                 54890               52420               48656
12/31/01         57228               54653               51171
                 56095               53571               50905
                 54889               52419               50966
3/31/02          56777               54222               54611
                 53683               51267               54354
                 55191               52708               53435
6/30/02          54248               51807               49524
                 50814               48527               44720
                 52023               49682               44948
9/30/02          49609               47377               41325
                 52328               49973               43115
                 54929               52457               45611
12/31/02         52550               50185               43736
                 52324               49970               42459
                 52397               50040               41449
3/31/03          53456               51050               41797
                 56514               53970               44831
                 59531               56852               48548
6/30/03          61079               58331               49164
                 63987               61107               50910
                 66629               63631               53221
9/30/03          65157               62225               52407
                 67535               64496               56369
                 67008               63993               58330
12/31/03         68295               65221               59316
                 70152               66995               60603
                 71934               68697               62058
3/31/04          71898               68663               62318
                 69777               66637               60274
                 70915               67723               61522
6/30/04          73191               69897               62925
                 70007               66857               59986
                 69398               66275               59830
9/30/04          70918               67727               61601
                 73684               70368               62587
                 78193               74674               66311
12/31/04         80695               77064               69089
                 77871               74367               67327
                 76789               73333               69583
3/31/05          76366               72930               68810
                 73617               70304               66134
                 77180               73707               70115
6/30/05          80470               76849               72019
--------------------------------------------------------------------------------

COLUMBIA ACORN SELECT TOP 10 HOLDINGS (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

1. ITT Educational Services                       5.5%
POSTSECONDARY DEGREE PROGRAMS

2. Tellabs                                        5.1%
TELECOMMUNICATIONS EQUIPMENT

3. Safeway                                        4.5%
RETAIL FOOD & DRUG STORES

4. Abercrombie & Fitch                            4.4%
TEEN APPAREL RETAILER

5. Harley-Davidson                                3.4%
MOTORCYCLES & RELATED MERCHANDISE

6. TCF Financial                                  3.4%
GREAT LAKES BANK

7. American Tower                                 3.3%
COMMUNICATION TOWERS IN USA & MEXICO

8. Pride International                            3.2%
OFFSHORE DRILLING CONTRACTOR

9. Coach                                          3.1%
DESIGNER & RETAILER OF BRANDED
LEATHER ACCESSORIES

10. Liberty Global                                2.8%
CATV HOLDING COMPANY

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
      >IN A NUTSHELL

[PHOTO OF RALPH WANGER AND CHARLES P. MCQUAID]

Columbia Thermostat Fund was up 2.54% (Class A shares, without sales charge) for the quarter and ended the six months up 1.37%. These returns were better than the Lipper Flexible Portfolio Funds Index and easily outperformed the S&P 500 Index, and were close to the Lehman Brothers U.S. Credit Intermediate Bond Index over the same time periods. (See page 4 for results). PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

RESULTS OF THE FUNDS OWNED IN COLUMBIA THERMOSTAT FUND

EQUITIES

                                   WEIGHTINGS         2ND           SIX-MONTH
                                       IN           QUARTER        RETURNS TO
                                    CATEGORY        RETURNS         6/30/05
--------------------------------------------------------------------------------
Columbia                               21%           4.07%            2.78%
Acorn Fund
--------------------------------------------------------------------------------
Columbia                               15%           5.45%           -0.14%
Acorn Select
--------------------------------------------------------------------------------
Columbia Growth                        24%           -0.58%          -4.32%
Stock Fund
--------------------------------------------------------------------------------
Columbia Growth                        25%           0.61%            0.55%
& Income Fund
--------------------------------------------------------------------------------
Columbia Mid Cap                       15%           2.78%            3.74%
Value Fund
--------------------------------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN                         100%           2.08%            0.16%
--------------------------------------------------------------------------------

FIXED INCOME

                                   WEIGHTINGS         2ND           SIX-MONTH
                                       IN           QUARTER        RETURNS TO
                                    CATEGORY        RETURNS         6/30/05
--------------------------------------------------------------------------------
Columbia Federal                       30%           3.04%            2.74%
Securities Fund
--------------------------------------------------------------------------------
Columbia                               50%           2.65%            2.18%
Intermediate
Bond Fund
--------------------------------------------------------------------------------
Columbia High                          20%           3.02%            1.18%
Yield Fund
--------------------------------------------------------------------------------
Weighted Average                      100%           2.84%            2.15%
Income Return
--------------------------------------------------------------------------------
WEIGHTED AVERAGE
EQUITY RETURN                         100%           2.08%            0.16%
--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND
REBALANCING IN THE SECOND QUARTER
--------------------------------------------------------------------------------
APRIL 14, 2005:         50% stock, 50% bond
MAY 18, 2005:           45% stock, 55% bond
JUNE 1, 2005:           40% stock, 60% bond

--------------------------------------------------------------------------------

      The first six-months of 2005 favored the Fund's small- and mid-cap stock funds, with the Columbia Mid Cap Value Fund delivering the best performance with a 3.74% return for the six-month period and 2.78% return for the quarter. Columbia Acorn Fund also contributed to performance delivering a 2.78% return year-to-date and a 4.07% return for the quarter. Despite the good performance from the small- and mid-cap funds, the equity portion was hurt by the negative year-to-date 4.32% return of Columbia Growth Stock Fund and its 0.58% loss for the quarter. Overall, Thermostat's bond portfolio, up 2.15%, outperformed the equity portion's return of 0.16%.

      As noted in the table below, the Fund had three reallocation triggers during the second quarter. We increased stock exposure in the portfolio in April. In May and June we increased the portfolio's bond exposure.

      Assets in Columbia Thermostat were just over $206 million at the end of the first half of 2005. With the Fund's third anniversary approaching on September 25, we have been pleased with the Fund's low-risk result and steady inflows. The Fund has performed as expected in the broad trading-range market we have experienced since its inception. We continue to believe Columbia Thermostat's investment strategy should keep a portion of your portfolio at an even temperature despite ongoing market volatility.

/s/ Ralph Wanger                  /s/ Charles P. McQuaid


Ralph Wanger                      Charles P. McQuaid
CO-PORTFOLIO MANAGER              CO-PORTFOLIO MANAGER

THE VALUE OF AN INVESTMENT IN THE FUND IS BASED PRIMARILY ON THE PERFORMANCE OF THE UNDERLYING PORTFOLIO FUNDS AND THE ALLOCATION OF THE FUND'S ASSETS AMONG THEM. AN INVESTMENT IN THE UNDERLYING FUNDS MAY PRESENT CERTAIN RISKS, INCLUDING STOCK MARKET FLUCTUATIONS THAT OCCUR IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS; AND A GREATER DEGREE OF SOCIAL, POLITICAL AND ECONOMIC VOLATILITY ASSOCIATED WITH INTERNATIONAL INVESTING. INVESTING IN SMALL- AND MID-CAP STOCKS MAY PRESENT SPECIAL RISKS INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES. CHANGES IN INTEREST RATES AND CHANGES IN THE FINANCIAL STRENGTH OF ISSUERS OF LOWER-RATED BONDS MAY ALSO AFFECT UNDERLYING FUND PERFORMANCE. THE FUND IS ALSO SUBJECT TO THE RISK THAT THE INVESTMENT ADVISER'S DECISIONS REGARDING ASSET CLASSES AND PORTFOLIO FUNDS WILL NOT ANTICIPATE MARKET TRENDS SUCCESSFULLY, RESULTING IN A FAILURE TO PRESERVE CAPITAL OR LOWER TOTAL RETURN. IN ADDITION, THE FUND MAY BUY AND SELL SHARES OF THE PORTFOLIO FUNDS FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL TAX LIABILITY. THIS IS NOT AN OFFER OF THE SHARES OF ANY OTHER MUTUAL FUND MENTIONED HEREIN.


1-800-922-6769
                                       20

COLUMBIA THERMOSTAT FUND                                    TICKER SYMBOL: CTFAX
      >AT A GLANCE                  TOTAL NET ASSETS OF THE FUND: $206.3 MILLION

PRETAX AND AFTER-TAX AVERAGE ANNUAL TOTAL RETURNS (BASED ON CLASS A SHARE
RETURNS)
--------------------------------------------------------------------------------
      >through June 30, 2005

                            ----------------------------------------------------
                                         YEAR TO                  LIFE OF FUND
                                          DATE*        1 YEAR      (3/3/2003)
                            ----------------------------------------------------
Returns before taxes           NAV        1.37%         7.54%        14.05%
                               POP       -4.46          1.36         11.19
--------------------------------------------------------------------------------
Returns after taxes            NAV        0.85          6.29         13.30
on distributions               POP       -4.95          0.18         10.46
--------------------------------------------------------------------------------
Returns after taxes            NAV        1.03          5.09         11.70
on distributions and           POP       -2.77          1.06          9.23
sale of fund shares
--------------------------------------------------------------------------------
S&P 500 (pretax)                         -0.81          6.32         18.14
--------------------------------------------------------------------------------
Lehman U.S. Credit                        1.56          5.79          4.47
Intermediate Bond
Index (pretax)
--------------------------------------------------------------------------------
Lipper Flexible Portfolio                -0.36          6.70         14.78
Funds Index (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of fund shares reflect the additional tax impact of long-term gains or losses realized when fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes. Investment returns and principal value may fluctuate, resulting in a gain or loss on sale.

PUBLIC OFFERING PRICE (POP) RETURNS INCLUDE THE MAXIMUM SALES CHARGE OF 5.75% FOR CLASS A SHARES. NET ASSET VALUE (NAV) RETURNS DO NOT INCLUDE SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGES (CDSC).

* Year to date data not annualized.

COLUMBIA THERMOSTAT FUND PORTFOLIO WEIGHTINGS
--------------------------------------------------------------------------------
      >as a % of assets in each investment category, as of June 30, 2005

                      [PIE CHART]

                  STOCK MUTUAL FUNDS

Columbia Acorn Fund                           21%
Columbia Acorn Select                         15%
Columbia Growth Stock Fund                    24%
Columbia Growth & Income Fund                 25%
Columbia Mid-Cap Value Fund                   15%

                      [PIE CHART]

                   BOND MUTUAL FUNDS

Columbia Federal Securities Fund              30%
Columbia Intermediate Bond Fund               50%
Columbia High Yield Fund                      20%

THE VALUE OF A $10,000 INVESTMENT IN COLUMBIA THERMOSTAT FUND (CLASS A)
--------------------------------------------------------------------------------
      >March 3, 2003 through June 30, 2005

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Adviser or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Lehman U.S. Credit Intermediate Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Flexible Portfolio Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE CHANGES OVER TIME. VISIT COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END UPDATES.

         ------------------------------------------------------
                           CLASS A       CLASS B       CLASS C
         ------------------------------------------------------
         WITHOUT
         SALES CHARGE      $13,591       $13,380       $13,363
         ------------------------------------------------------
         WITH
         SALES CHARGE      $12,810       $13,080       $13,363
         ------------------------------------------------------

                                [MOUNTAIN CHART]


               COLUMBIA       COLUMBIA                  LEHMAN U.S.    LIPPER
              THERMOSTAT     THERMOSTAT                   CREDIT      FLEXIBLE
             FUND - A AT    FUND - A WITH              INTERMEDIATE   PORTFOLIO
                 NAV        SALES CHARGE    S&P 500     BOND INDEX   FUNDS INDEX
             -----------    -------------   -------    ------------  -----------
3/3/03          10000            9425        10000        10000         10000
3/31/03         10089            9509        10097        10021         10065
                10604            9994        10929        10158         10640
                11079           10442        11505        10418         11163
6/30/03         11225           10579        11651        10423         11277
                11284           10636        11857        10104         11330
                11512           10850        12088        10134         11562
9/30/03         11482           10822        11960        10436         11572
                11868           11186        12636        10343         12027
                12007           11317        12747        10374         12154
12/31/03        12308           11601        13416        10477         12643
                12478           11761        13662        10561         12825
                12618           11892        13852        10678         12998
3/31/04         12658           11931        13643        10773         12943
                12398           11685        13429        10498         12618
                12437           11722        13613        10431         12706
6/30/04         12635           11909        13878        10469         12929
                12444           11729        13419        10576         12583
                12514           11794        13473        10781         12643
9/30/04         12674           11945        13619        10821         12848
                12885           12144        13827        10904         13024
                13185           12427        14386        10808         13489
12/31/04        13408           12637        14876        10905         13845
                13315           12549        14513        10936         13624
                13427           12655        14819        10878         13881
3/31/05         13254           12492        14556        10777         13634
                13131           12376        14280        10896         13385
                13447           12674        14735        11011         13694
6/30/05         13591           12810        14756        11075         13795
--------------------------------------------------------------------------------

COLUMBIA THERMOSTAT FUND ASSET ALLOCATION
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2005

                      [PIE CHART]

Stock Mutual Funds                              39.9%
Bond Mutual Funds                               59.9%
Cash and other Assets less Liabilities           0.2%

--------------------------------------------------------------------------------

COLUMBIA ACORN FUND
      >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

ADDITIONS
----------------------------------------------------------------------------
          INFORMATION
Advantech (Taiwan)                             7,416,000           9,300,000
American Tower                                 3,000,000           3,500,000
Amis Holdings                                          0           1,071,000
ASE Test (Taiwan)                              1,410,100           2,101,700
Cnet Networks                                          0           1,135,000
Crown Castle International                     4,000,000           4,500,000
CTS                                            1,626,000           1,870,000
Diebold                                                0             375,000
Fair Isaac                                     1,110,000           1,316,000
Littelfuse                                       785,000             915,000
Navigant Consulting                            1,336,000           1,836,000
Navteq                                                 0             500,000
Novatek Microelectronics (Taiwan)                      0           2,600,000
Outdoor Channel                                        0             460,000
RSA Security                                   2,000,000           3,000,000
SSA Global Technologies                                0             928,000
Tellabs                                        9,300,000           9,540,000

----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
Aeropostale                                    2,265,000           2,300,000
Ann Taylor                                     1,093,000           1,223,000
Chico's FAS                                    4,990,000           5,090,000
Coinstar                                       1,290,000           1,440,000
Four Seasons Hotels (Canada)                           0             314,000
Genesco                                          700,000             775,000
Knoll                                            777,000           1,384,000
Paddy Power (Ireland)                                  0             650,000
Petco Animal Supplies                          1,245,000           1,445,000
Polaris Industries                               550,000             850,000
Prestige Brands                                  350,000             657,000
Shimano (Japan)                                  610,000             780,000
Speedway Motorsports                             553,000             933,000
Sports Authority                               1,480,000           1,520,000
Vail Resorts                                   1,635,000           2,110,000

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Aalberts Industrie
  (Netherlands)                                  740,000             755,000
Administaff                                    1,150,000           1,300,000
Carbone Lorraine (France)                        200,000             260,000
Drew Industries                                        0             390,000
Forward Air                                    1,500,000           2,000,000
(INCLUDES THE EFFECT OF A 3 FOR 2 STOCK SPLIT)
Gardner Denver                                   785,000           1,140,000
Genlyte Group                                  1,528,000           1,600,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Hexagon (Sweden)                                  30,000             120,000
(INCLUDES THE EFFECT OF A 3 FOR 1 STOCK SPLIT)
Kaydon                                           553,000           1,100,000
Mine Safety Appliances                         1,300,000           1,440,000
Nordson                                          600,000           1,297,000
Quanta Services                                1,700,000           2,481,000
Simpson                                        1,200,000           1,450,000
Spartech                                       3,000,000           3,150,000
Ultrapar (Brazil)                                      0         750,000,000
United Services Group
  (Netherlands)                                  675,000             740,000
Worthington Industries                         1,050,000           1,700,000

----------------------------------------------------------------------------
          FINANCE
Assurant                                               0             715,000
Independent Bank                                 152,000             252,000
Nuveen Investments                               965,000           1,290,000
Paragon Group (United Kingdom)                         0           1,950,000
Provident Bancorp                                160,000             360,000
Scottish Re Group                              1,250,000           1,500,000
United America Indemnity                         700,000           1,300,000

----------------------------------------------------------------------------
          ENERGY/MINERALS
FMC Technologies                               2,300,000           2,350,000
Fugro (Netherlands)                                    0           1,365,000
(INCLUDES THE EFFECT OF A 4 FOR 1 STOCK SPLIT)
McMoran Exploration                            1,100,000           1,200,000
Pride International                            2,100,000           2,300,000
Sociedad Quimica Y Minera
  de Chile (Chile)                                32,800             275,000
Tipperary                                      2,265,000           2,320,000
Veritas DGC                                      374,000             700,000
Western Gas                                    3,000,000           3,200,000


1-800-922-6769
                                       22

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

ADDITIONS (CONTINUED)
----------------------------------------------------------------------------
          HEALTH CARE
Advanced Medical Optics                                0             552,000
Arrow International                              655,000             851,000
Cytokinetics                                           0             705,000
CYTYC                                            861,000           1,150,000
Datascope                                              0             261,000
Decode Genetics                                        0           1,900,000
Dendrite International                         1,333,000           2,033,000
Exelixis                                         888,000           2,000,000
Intermagnetics General                           750,000           1,180,000
Lexicon Genetics                               2,000,000           3,100,000
Martek Biosciences                               519,000             900,000
NPS Pharmaceuticals                              776,000           1,176,000
Rigel Pharmaceuticals                                  0             675,000
Seattle Genetics                                       0           2,300,000
Serologicals                                     700,000           1,200,000
Tanox                                                  0           1,500,000

----------------------------------------------------------------------------
          OTHER INDUSTRIES
Diamondrock Hospitality                        1,000,000           1,303,000
Gaylord Entertainment                                  0             475,000
Heartland Express                                980,000           1,500,000
Kite Realty Group                                      0             717,000

SALES
----------------------------------------------------------------------------
          INFORMATION
3Com                                           2,900,000                   0
Corus Entertainment (Canada)                     710,000                   0
FTI Consulting                                 1,000,000             162,000
Global Payments                                1,432,000           1,407,000
Insight Communications                         2,700,000           2,430,000
International Game Technology                  6,700,000           6,000,000
MAPICS                                         2,200,000                   0
McAfee                                         1,448,000                   0
Pericom Semiconductor                            521,000              68,000
Radiant Systems                                1,575,000           1,542,000
Trimble Navigation                             1,200,000           1,000,000

----------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES
AFC Enterprises                                2,000,000           1,700,000
Amer Sports                                    1,110,000                   0
Autogrill (Italy)                              1,447,000                   0
Esprit Holdings (Hong Kong)                    2,250,000                   0
Hunter Douglas (Netherlands)                     248,000                   0
Kappa Create (Japan)                             388,000             366,000
Masonite International (Canada)                  465,000                   0
Monaco Coach                                   1,000,000             762,000
SCP Pool                                       1,989,000           1,689,000
Station Casinos                                  890,000             745,000
Wacoal (Japan)                                 1,000,000             789,000

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

SALES (CONTINUED)
----------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES
Cobham (United Kingdom)                          500,000                   0
Dominion Homes                                   572,000                   0
Hub Group                                        304,000                   0
Schulman                                       1,000,000             336,000

----------------------------------------------------------------------------
          FINANCE
Anglo Irish Bank (Ireland)                     6,657,588           6,243,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
BankFirst                                         19,000                   0
Credito Emiliano (Italy)                       1,000,000                   0
Cullen Frost Bankers                             370,000                   0
Den Norske Bank (Norway)                       2,150,000           1,670,000
FirstFed Financial                                76,000                   0
Midwest Bank                                     170,000              18,000
Stewart Information Services                     340,000                   0
Texas Regional Bancshares                      1,190,000                   0
Washington Federal                             1,605,000           1,285,000
World Acceptance                               1,820,000           1,700,000

----------------------------------------------------------------------------
          ENERGY/MINERALS
Equitable Resources                            1,600,000           1,200,000
Hanover Compressor                             1,200,000                   0
Petrokazakhstan (Canada)                         680,000             662,800
Quicksilver Resources                            700,000                   0
XTO Energy                                     9,000,000           5,000,000

----------------------------------------------------------------------------
          HEALTH CARE
Ciphergen Biosystems                           1,708,000                   0
CTI Molecular Imaging                          1,900,000                   0
Myriad Genetics                                  460,000                   0
SYRRX, Series C                                  461,000                   0
VISX                                           1,000,000                   0

----------------------------------------------------------------------------
          OTHER INDUSTRIES
Allied Waste Industries                        2,500,000                   0

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 92.4%
----------------------------------------------------------------------------
INFORMATION: 21.9%
                 SOFTWARE/SERVICES
                 >BUSINESS SOFTWARE: 3.6%
     1,900,000   Micros Systems (b)                              $    85,025
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
    11,500,000   Novell (b)                                           71,300
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
     1,478,000   Kronos (b)                                           59,696
                 LABOR MANAGEMENT SOLUTIONS
       847,000   Avid Technology (b)                                  45,128
                 DIGITAL NONLINEAR EDITING SOFTWARE & SYSTEMS
     3,448,000   Aspect Communications (b)(c)                         38,721
                 CALL CENTER SOFTWARE
     2,000,000   MRO Software (b)(c)                                  29,220
                 ENTERPRISE MAINTENANCE SOFTWARE
     1,521,000   Sybase (b)                                           27,910
                 DATABASE SOFTWARE
     2,200,000   JDA Software Group (b)(c)                            25,036
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
     1,300,000   Witness Systems (b)                                  23,699
                 CUSTOMER EXPERIENCE MANAGEMENT SOFTWARE
     6,700,000   E.Piphany (b)(c)                                     23,316
                 CRM SOFTWARE
     1,542,000   Radiant Systems (b)(c)                               17,579
                 POINT OF SALE SYSTEMS FOR CONVENIENCE STORES
       460,000   Maximus                                              16,233
                 OUTSOURCER FOR LOCAL GOVERNMENT
     3,000,000   Lawson Software (b)                                  15,450
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     5,000,000   Indus International (b)(c)                           12,300
       600,000   Indus International (b)(c)                            1,476
                 ENTERPRISE ASSET MANAGEMENT SOFTWARE
     6,000,000   Actuate (b)(c)                                       11,220
                 INFORMATION DELIVERY SOFTWARE & SOLUTIONS
       928,000   SSA Global Technologies (b)                          11,136
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
     1,250,000   ClickSoftware Technologies (b)                        2,338
                 SERVICE CHAIN OPTIMIZATION SOFTWARE
----------------------------------------------------------------------------
                                                                     516,783

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/ PUBLISHING: 1.8%
     1,200,000   Getty Images (b)                                     89,112
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
     1,316,000   Fair Isaac                                           48,034
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
     1,836,000   Navigant Consulting (b)                              32,424
                 FINANCIAL CONSULTING FIRM
     2,685,000   InfoUSA (c)                                          31,415
                 BUSINESS DATA FOR SALES LEADS
     1,395,000   Ceridian (b)                                         27,175
                 HR SERVICES & PAYMENT PROCESSING
       500,000   Navteq (b)                                           18,590
                 MAP DATA FOR ELECTRONIC DEVICES
       350,000   Dex Media                                             8,544
                 YELLOW PAGES PUBLISHER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,700,000   PRIMEDIA (b)                                    $     6,885
                 SPECIALTY MAGAZINES & OTHER PUBLICATIONS
       162,000   FTI Consulting (b)                                    3,386
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                     265,565

                 >TRANSACTION PROCESSORS: 1.0%
     1,407,000   Global Payments                                      95,395
                 CREDIT CARD PROCESSOR
     9,000,000   Hong Kong Exchanges & Clearing
                 (Hong Kong)                                          23,312
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     1,250,000   Pegasus Systems (b)(c)                               13,938
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
       600,000   Cubic                                                10,644
                 REVENUE COLLECTION & DEFENSE SYSTEMS
----------------------------------------------------------------------------
                                                                     143,289

                 >ELECTRONICS DISTRIBUTION: 0.9%
     2,325,000   Avnet (b)                                            52,382
                 ELECTRONIC COMPONENTS DISTRIBUTION
       730,000   CDW                                                  41,676
                 TECHNOLOGY RESELLER
       680,000   Tech Data (b)                                        24,895
                 I/T DISTRIBUTOR
       710,000   Agilysys                                             11,147
                 I/T DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     130,100

                 >INTERNET: 0.8%
     3,000,000   RSA Security (b)                                     34,440
                 ENTERPRISE SECURITY SOFTWARE
     9,500,000   Skillsoft Publishing (b)(c)                          32,775
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                  (E-LEARNING)
     2,000,000   ValueClick (b)                                       24,660
                 INTERNET ADVERTISING
     1,135,000   Cnet Networks (b)                                    13,325
                 INTERNET ADVERTISING ON NICHE WEBSITES
     1,400,000   DoubleClick (b)                                      11,746
                 INTERNET ADVERTISING & DIRECT MARKETING
                  STATISTICAL DATA
     1,879,808   Vital Stream, Cl. C (b)                               1,352
                 STREAMING SERVICES FOR THE INTERNET
----------------------------------------------------------------------------
                                                                     118,298

                 >COMPUTER SERVICES: 0.6%
     4,000,000   Bearing Point (b)                                    29,320
                 BUSINESS CONSULTING & TECHNOLOGY STRATEGY
     5,000,000   Igate Capital (b)(c)                                 17,900
                 I/T & BPO OUTSOURCING SERVICES
     4,600,000   AnswerThink Consulting (b)(c)                        16,330
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
     2,000,000   Ciber (b)                                            15,960
                 SOFTWARE SERVICES & STAFFING
     2,300,000   Analysts International (b)(c)                         7,866
                 TECHNOLOGY STAFFING SERVICES
     1,025,000   New Horizons Worldwide (b)(c)                         3,587
                 COMPUTER TRAINING SERVICES
----------------------------------------------------------------------------
                                                                      90,963


1-800-922-6769
                                       24

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONSUMER SOFTWARE: 0.3%
     1,333,000   Activision (b)                                  $    22,021
                 ENTERTAINMENT SOFTWARE
       700,000   THQ (b)                                              20,489
                 ENTERTAINMENT SOFTWARE
----------------------------------------------------------------------------
                                                                      42,510

                 COMPUTER RELATED HARDWARE
                 >COMPUTER HARDWARE/RELATED SYSTEMS: 2.4%
     1,525,000   Unova (b)                                            40,611
                 BARCODE & WIRELESS LAN SYSTEMS
       371,900   Neopost (France)                                     32,686
                 POSTAGE METER MACHINES
     1,070,000   Avocent (b)                                          27,970
                 COMPUTER CONTROL SWITCHES
       660,000   Rogers (b)                                           26,763
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
     1,173,000   Belden CDT                                           24,868
                 SPECIALTY CABLE
     1,870,000   CTS (c)                                              22,982
                 ELECTRONIC COMPONENTS, SENSORS & EMS
     9,300,000   Advantech (Taiwan)                                   21,919
                 EMBEDDED COMPUTERS
     2,100,000   Symbol Technologies                                  20,727
                 MOBILE COMPUTERS & BARCODE SCANNERS
     1,070,000   II VI (b)                                            19,677
                 LASER COMPONENTS
       230,000   Wincor Nixdorf (Germany)                             18,791
                 RETAIL POS SYSTEMS & ATM MACHINES
       400,000   Zebra Technologies (b)                               17,516
                 BAR CODE PRINTERS
       375,000   Diebold                                              16,916
                 AUTOMATED TELLER MACHINES
       625,000   Excel Technologies (b)(c)                            15,188
                 LASER SYSTEMS & ELECTRO-OPTICAL COMPONENTS
     1,875,000   SeaChange International (b)(c)                       13,163
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       480,000   Applied Films (b)                                    12,288
                 THIN-FILM GLASS COATING EQUIPMENT
     5,000,000   Concurrent Computer (b)(c)                           10,650
                 VIDEO ON DEMAND SYSTEMS & SERVICES
     6,800,000   Phoenixtec Power (Taiwan)                             7,295
                 UNINTERRUPTIBLE POWER SUPPLIES
----------------------------------------------------------------------------
                                                                     350,010

                 >SEMICONDUCTORS/RELATED EQUIPMENT: 1.4%
     1,510,000   Integrated Circuit Systems (b)                       31,166
                 SILICON TIMING DEVICES
     1,835,000   Semtech (b)                                          30,553
                 ANALOG SEMICONDUCTORS
     1,905,000   IXYS (b)(c)                                          27,013
                 POWER SEMICONDUCTORS
       915,000   Littelfuse (b)                                       25,483
                 LITTLE FUSES
     2,000,000   Entegris (b)                                         19,800
                 SEMICONDUCTOR WAFER SHIPPING & HANDLING PRODUCTS
     1,071,000   Amis Holdings (b)                                    14,287
                 ANALOG & MIXED: SIGNAL SEMICONDUCTORS

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

    10,000,000   Sunplus Technology (Taiwan)                     $    13,997
                 FABLESS SEMICONDUCTOR DESIGNER
     2,101,700   ASE Test (Taiwan) (b)                                13,535
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
     2,600,000   Novatek Microelectronics (Taiwan)                    11,055
                 LCD RELATED IC DESIGNER
       565,000   Supertex (b)                                          9,978
                 MIXED-SIGNAL SEMICONDUCTORS
       361,000   Actel (b)                                             5,018
                 FIELD PROGRAMMABLE GATE ARRAYS
        68,000   Pericom Semiconductor (b)                               554
                 INTERFACE INTEGRATED CIRCUITS
----------------------------------------------------------------------------
                                                                     202,439

                 >GAMING EQUIPMENT: 1.4%
     6,000,000   International Game Technology                       168,900
                 SLOT MACHINES & PROGRESSIVE JACKPOTS
     1,050,000   Shuffle Master (b)                                   29,432
                 CARD SHUFFLERS & CASINO GAMES
----------------------------------------------------------------------------
                                                                     198,332

                 >INSTRUMENTATION: 0.9%
     1,000,000   Trimble Navigation (b)                               38,970
                 GPS-BASED INSTRUMENTS
       711,000   Dionex (b)                                           31,007
                 ION & LIQUID CHROMATOGRAPHY
       600,000   Mettler Toledo (b)                                   27,948
                 LABORATORY EQUIPMENT
     2,300,000   Spectris (United Kingdom)                            20,346
                 ELECTRONIC INSTRUMENTATION & CONTROLS
       428,000   Varian (b)                                           16,174
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------
                                                                     134,445

                 >CONTRACT MANUFACTURING: 0.5%
     1,855,000   Jabil Circuit (b)                                    57,004
                 ELECTRONIC MANUFACTURING SERVICES
     1,536,000   Plexus (b)                                           21,857
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------
                                                                      78,861

                 TELECOMMUNICATIONS
                 >TELECOMMUNICATION SERVICES: 2.7%
     3,000,000   Western Wireless (b)                                126,900
                 RURAL CELLULAR PHONE SERVICES
     4,500,000   Crown Castle International (b)                       91,440
                 COMMUNICATION TOWERS
     3,500,000   American Tower (b)                                   73,570
                 COMMUNICATION TOWERS IN USA & MEXICO
       800,000   Commonwealth Telephone                               33,528
                 RURAL PHONE FRANCHISES & CLEC
       780,000   Telephone & Data Systems                             31,832
       780,000   Telephone & Data Systems, Cl. S                      29,905
                 CELLULAR & TELEPHONE SERVICES
----------------------------------------------------------------------------
                                                                     387,175

                 >TELECOMMUNICATIONS EQUIPMENT: 1.2%
     9,540,000   Tellabs (b)                                          82,998
                 TELECOMMUNICATIONS EQUIPMENT
     2,750,000   Andrew (b)                                           35,090
                 WIRELESS INFRASTRUCTURE EQUIPMENT

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TELECOMMUNICATIONS EQUIPMENT--CONTINUED
       960,000   Plantronics                                     $    34,906
                 COMMUNICATION HEADSETS
     1,510,000   Symmetricom (b)                                      15,659
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                     168,653

                 MEDIA
                 >TELEVISION PROGRAMMING/CATV: 1.3%
     1,700,000   Liberty Global (formerly known as
                 Liberty Media International) (b)                     79,339
                 CATV HOLDING COMPANY
        35,506   Jupiter Telecommunications (Japan) (b)               29,835
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
     2,430,000   Insight Communications (b)                           26,852
                 CATV FRANCHISES IN MIDWEST
     2,605,000   Liberty Media (b)                                    26,545
                 CATV PROGRAMMING & MEDIA COMPANY HOLDINGS
     1,250,000   Mediacom Communications (b)                           8,588
                 CABLE TELEVISION FRANCHISES
       333,000   Alliance Atlantis Communication (b)
                 (Canada)                                              7,814
                 CATV CHANNELS, TV/MOVIE PRODUCTION/DISTRIBUTION
       460,000   Outdoor Channel (b)                                   6,330
                 CABLE TELEVISION PROGRAMMING
----------------------------------------------------------------------------
                                                                     185,303

                 >TV/SATELLITE BROADCASTING: 0.7%
     3,307,000   SES Global (France)                                  49,778
                 SATELLITE BROADCASTING SERVICES
     1,750,000   Gray Television                                      21,105
                 MID MARKET AFFILIATED TV STATIONS
     2,200,000   Entravision Communications (b)                       17,138
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       270,000   Metropole TV (France)                                 6,840
                 TELEVISION BROADCASTER
       200,000   Young Broadcasting (b)                                  830
                 TELEVISION STATIONS
----------------------------------------------------------------------------
                                                                      95,691

                 >RADIO BROADCASTING: 0.4%
     1,291,000   Salem Communications (b)                             25,613
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
     1,200,000   Cumulus Media, Cl. A (b)                             14,136
                 RADIO STATIONS IN SMALL CITIES
       992,000   Saga Communications (b)                              13,888
                 RADIO STATIONS IN SMALL & MID-SIZED CITIES
     1,200,000   Spanish Broadcasting (b)                             11,988
                 SPANISH LANGUAGE RADIO STATIONS
----------------------------------------------------------------------------
                                                                      65,625

                                                                 -----------
INFORMATION: TOTAL                                                 3,174,042

----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 21.0%
                 SERVICES
                 >RETAIL: 6.8%
     5,090,000   Chico's FAS (b)                                     174,485
                 WOMEN'S SPECIALTY RETAILER
     3,200,000   Michaels Stores                                     132,384
                 CRAFT & HOBBY SPECIALTY RETAILER

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

     1,245,000   Abercrombie & Fitch                             $    85,531
                 TEEN APPAREL RETAILER
     2,300,000   Aeropostale (b)                                      77,280
                 MALL BASED TEEN RETAILER
     3,743,000   Christopher & Banks (c)                              68,347
                 WOMEN'S APPAREL RETAILER
     1,400,000   Williams Sonoma (b)                                  55,398
                 HOME GOODS & FURNISHING RETAILER
     1,520,000   Sports Authority (b)(c)                              48,336
                 SPORTING GOODS STORES
       826,000   Urban Outfitters (b)                                 46,826
                 APPAREL & HOME SPECIALTY RETAILER
     1,445,000   Petco Animal Supplies (b)                            42,367
                 PET SUPPLIES & SERVICES
     1,072,000   Zale (b)                                             33,972
                 SPECIALTY RETAILER OF JEWELRY
     1,300,000   Borders Group                                        32,903
                 BOOKSTORES
     1,223,000   Ann Taylor (b)                                       29,694
                 WOMEN'S APPAREL RETAILER
       775,000   Genesco (b)                                          28,745
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       230,000   Whole Foods Market                                   27,209
                 NATURAL FOOD SUPERMARKETS
     1,370,000   Hot Topic (b)                                        26,194
                 MUSIC INSPIRED RETAILER OF APPAREL,
                   ACCESSORIES & GIFTS
       958,000   Brookstone (b)                                       18,087
                 SPECIALTY CONSUMER PRODUCT RETAILER
       955,000   West Marine (b)                                      17,247
                 LARGEST RETAILER OF BOATING SUPPLIES
       300,000   Fast Retailing (Japan)                               15,557
                 APPAREL RETAILER
       350,000   Edgars Consolidated Stores
                 (South Africa)                                       15,183
                 LEADING RETAIL CONGLOMERATE
     1,062,000   Gaiam (b)(c)                                          7,392
                 HEALTHY LIVING CATALOGS & E-COMMERCE
$        6,000   Gadzooks 5% Convertible 10/07/08 (d)(f)                   0
                 TEEN APPAREL RETAILER
----------------------------------------------------------------------------
                                                                     983,137

                 >CONSUMER SERVICES: 1.7%
     2,250,000   ITT Educational Services (b)                        120,195
                 POSTSECONDARY DEGREE PROGRAMS
       775,000   Weight Watchers (b)                                  39,998
                 WEIGHT LOSS PROGRAMS
     1,440,000   Coinstar (b)(c)                                      32,674
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
     1,530,000   Central Parking                                      21,037
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS
                  & GARAGES
       870,000   Park 24 (Japan)                                      17,186
                 PARKING LOT OPERATOR
     1,850,000   Princeton Review (b)(c)                              10,786
                 COLLEGE PREPARATION COURSES
     2,350,000   Bally Total Fitness (b)(c)                            7,614
                 NATIONAL CHAIN OF FITNESS CENTERS
----------------------------------------------------------------------------
                                                                     249,490


1-800-922-6769
                                       26

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CASINOS: 1.3%
       745,000   Station Casinos                                 $    49,468
                 CASINOS & RIVERBOATS
       875,000   Argosy Gaming (b)                                    40,784
                 REGIONAL RIVERBOAT CASINOS
     2,750,000   Alliance Gaming (b)(c)                               38,555
                 DIVERSIFIED GAMING COMPANY
     1,925,000   Pinnacle Entertainment (b)                           37,653
                 REGIONAL RIVERBOAT CASINOS
     4,500,000   Sky City Entertainment (New Zealand)                 13,985
                 CASINO/ENTERTAINMENT COMPLEX
       226,000   Lakes Entertainment (b)                               3,480
                 NATIVE AMERICAN CASINO DEVELOPMENT
----------------------------------------------------------------------------
                                                                     183,925

                 >TRAVEL: 1.3%
     2,110,000   Vail Resorts (b)(c)                                  59,291
                 OWNER/OPERATOR OF SKI RESORTS
     1,814,500   Intrawest (Canada)                                   43,452
                 OWNER/OPERATOR OF SKI RESORTS
     3,380,000   LaQuinta (b)                                         31,535
                 OWNER/FRANCHISER OF MID-PRICED HOTELS
       314,000   Four Seasons Hotels (Canada)                         20,755
                 LUXURY HOTEL OPERATOR
     1,045,000   Navigant International (b)(c)                        15,351
                 CORPORATE TRAVEL AGENCY
       698,000   Jurys Doyle Hotel (Ireland)                          13,088
                 OWNER/OPERATOR OF MID-PRICED HOTELS
----------------------------------------------------------------------------
                                                                     183,472

                 >ENTERTAINMENT/LEISURE PRODUCTS: 0.9%
       905,000   International Speedway Motors                        50,915
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
     1,220,000   RC2 (b)(c)                                           45,835
                 COLLECTIBLES, TOYS & INFANT PRODUCTS
       933,000   Speedway Motorsports                                 34,110
                 MOTORSPORT RACETRACK OWNER & OPERATOR
       500,000   Callaway Golf                                         7,715
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                     138,575

                 >RESTAURANTS: 0.3%
     1,700,000   AFC Enterprises (c)                                  22,406
                 POPEYES RESTAURANTS
       364,000   Cheesecake Factory (b)                               12,642
                 CASUAL DINING RESTAURANTS
       366,000   Kappa Create (Japan)                                  7,628
                 SUSHI CHAIN RESTAURANT OPERATOR
----------------------------------------------------------------------------
                                                                      42,676

                 >CRUISE LINES: 0.1%
       400,000   Carnival                                             21,820
                 LARGEST CRUISE LINE
----------------------------------------------------------------------------

                 >GAMING: 0.1%
       650,000   Paddy Power (Ireland)                                11,093
                 IRISH BETTING SERVICES
       690,000   Intralot (Greece)                                    10,526
                 LOTTERY & GAMING SYSTEMS & SERVICES
----------------------------------------------------------------------------
                                                                      21,619

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 GOODS
                 >APPAREL: 2.4%
     5,980,000   Coach (b)                                       $   200,749
                 DESIGNER & RETAILER OF BRANDED LEATHER
                  ACCESSORIES
       844,000   Oxford Industries (c)                                36,334
                 BRANDED & PRIVATE LABEL APPAREL
     3,000,000   Billabong International (Australia)                  30,993
                 ACTION SPORTS APPAREL BRAND MANAGER
       469,000   Carter's (b)                                         27,380
                 CHILDREN'S BRANDED APPAREL
       400,000   Columbia Sportswear (b)                              19,756
                 ACTIVE OUTDOOR APPAREL, FOOTWEAR & ACCESSORIES
       728,000   Steven Madden (b)(c)                                 12,929
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
       789,000   Wacoal (Japan)                                       10,011
                 WOMEN'S SPECIALTY APPAREL
     3,882,411   Pacific Brands (Australia)                            6,669
                 AUSTRALIAN BRANDED APPAREL
----------------------------------------------------------------------------
                                                                     344,821

                 >FURNITURE/TEXTILES: 2.2%
     2,200,000   HNI                                                 112,530
                 OFFICE FURNITURE & FIREPLACES
       765,000   Mohawk Industries (b)                                63,113
                 CARPET & FLOORING
     1,900,000   Herman Miller                                        58,596
                 OFFICE FURNITURE
     2,130,000   Nobia (Sweden)                                       30,913
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       844,000   American Woodmark (c)                                25,328
                 KITCHEN CABINET MANUFACTURER
     1,384,000   Knoll                                                23,680
                 OFFICE FURNITURE
----------------------------------------------------------------------------
                                                                     314,160

                 >NONDURABLES: 1.1%
       895,000   Scotts Company (b)                                   63,733
                 CONSUMER LAWN & GARDEN PRODUCTS
     1,689,000   SCP Pool                                             59,267
                 DISTRIBUTOR OF SWIMMING POOL SUPPLIES
       630,000   Natura Cosmeticos (Brazil)                           20,103
                 DIRECT RETAILER OF COSMETICS
       657,000   Prestige Brands (b)                                  12,812
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
----------------------------------------------------------------------------
                                                                     155,915

                 >LEISURE VEHICLES: 1.0%
     1,745,000   Harley-Davidson                                      86,552
                 MOTORCYCLES & RELATED MERCHANDISE
       850,000   Polaris Industries                                   45,900
                 LEISURE VEHICLES & RELATED PRODUCTS
       762,000   Monaco Coach                                         13,099
                 RECREATIONAL VEHICLES
     2,850,000   Ducati Motor (Italy) (b)                              3,374
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                     148,925

                 >FOOD & BEVERAGES: 0.9%
       725,000   Orkla (Norway)                                       26,582
                 FOOD & DIVERSIFIED CONSUMER GOODS

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >FOOD & BEVERAGES--CONTINUED
     1,000,000   Kerry (Ireland)                                 $    24,662
                 FOOD INGREDIENTS
       850,000   NBTY (b)                                             22,049
                 VITAMINS & SUPPLEMENTS
    30,000,000   Global Bio-Chem Technology
                 Group (China)                                        18,578
     1,700,000   Global Bio-Chem Technology Group
                 Warrants (China)                                         28
                 REFINER OF CORN-BASED COMMODITIES
     3,000,000   Lion Nathan (Australia)                              17,247
                 BEER BREWER/DISTRIBUTOR
     1,800,000   Davide Campari (Italy)                               13,152
                 SPIRITS & WINE
       900,000   IAWS (Ireland)                                       12,574
                 BAKED GOODS
----------------------------------------------------------------------------
                                                                     134,872

                 >DURABLE GOODS: 0.9%
     1,316,000   Helen of Troy (b)                                    33,505
                 HAIRDRYERS & CURLING IRONS
       465,000   Hyundai Mobis (South Korea)                          31,116
                 AUTO PARTS
    10,000,000   Techtronic Industries (Hong Kong)                    25,191
                 POWER TOOLS & MOTORIZED APPLIANCES
       780,000   Shimano (Japan)                                      22,133
                 BICYCLE COMPONENTS & FISHING TACKLE
       133,000   Funai Electric (Japan)                               13,599
                 CONSUMER ELECTRONICS
----------------------------------------------------------------------------
                                                                     125,544

                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                     3,048,951

----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 15.4%
                 >MACHINERY: 2.5%
     1,050,000   Esco Technologies (b)(c)                            105,840
                 FILTRATION & TEST EQUIPMENT
     2,250,000   Ametek                                               94,162
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
     1,297,000   Nordson                                              44,461
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
     1,140,000   Gardner Denver (b)(c)                                39,991
                 AIR COMPRESSORS, BLOWERS & PUMPS
       840,000   Pentair                                              35,960
                 PUMPS, WATER TREATMENT & TOOLS
     1,100,000   Kaydon                                               30,635
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
       106,000   Oshkosh Truck                                         8,298
                 SPECIALTY TRUCK MANUFACTURER
       150,000   Tennant                                               5,312
                 NON-RESIDENTIAL FLOOR CLEANING EQUIPMENT
----------------------------------------------------------------------------
                                                                     364,659

                 >INDUSTRIAL GOODS: 2.2%
     3,200,000   Clarcor (c)                                          93,600
                 MOBILE & INDUSTRIAL FILTERS
     1,600,000   Genlyte Group (b)(c)                                 77,984
                 COMMERCIAL LIGHTING FIXTURES
     1,440,000   Mine Safety Appliances                               66,528
                 SAFETY EQUIPMENT

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     2,000,000   Donaldson                                       $    60,660
                 INDUSTRIAL AIR FILTRATION
       390,000   Drew Industries (b)                                  17,706
                 RV & MFG HOME COMPONENTS
     3,000,000   Electric City (b)(c)                                  2,760
                 ELECTRICITY CONSERVATION DEVICES
----------------------------------------------------------------------------
                                                                     319,238

                 >LOGISTICS: 2.0%
     2,750,000   Expeditors International
                 of Washington                                       136,978
                 INTERNATIONAL FREIGHT FORWARDER
       900,000   UTI Worldwide                                        62,658
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     2,000,000   Forward Air (c)                                      56,540
                 FREIGHT TRANSPORTATION BETWEEN AIRPORTS
     2,600,000   Exel (United Kingdom)                                39,359
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
----------------------------------------------------------------------------
                                                                     295,535

                 >INDUSTRIAL DISTRIBUTION: 1.9%
     2,286,000   Watsco (c)                                           97,384
                 HVAC DISTRIBUTION
     1,925,000   Airgas                                               47,490
                 INDUSTRIAL GAS DISTRIBUTOR
     3,800,000   Grafton Group (Ireland) (b)                          43,973
                 BUILDING MATERIALS, WHOLESALING & DIY RETAILING
     1,200,000   Hughes Supply                                        33,720
                 INDUSTRIAL DISTRIBUTION
     1,031,000   Nuco2 (b)(c)                                         26,466
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
       600,000   Aviall (b)                                           18,954
                 AIRCRAFT REPLACEMENT PARTS DISTRIBUTOR
----------------------------------------------------------------------------
                                                                     267,987

                 >CONSTRUCTION: 1.3%
       738,000   Florida Rock Industries                              54,132
                 CONCRETE & AGGREGATES
     1,450,000   Simpson                                              44,298
                 WALL JOINT MAKER
       787,500   Wienerberger (Austria)                               36,494
                 BRICKS & CLAY ROOFING TILES
        42,500   Geberit International (Switzerland)                  27,119
                 PLUMBING SUPPLIES
       380,000   Daito Trust Construction (Japan)                     14,190
                 APARTMENT BUILDER
     3,000,000   Consorcio (Mexico)                                   10,358
                 AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                     186,591

                 >STEEL: 1.2%
     2,850,000   Gibraltar Industries (c)                             52,839
                 STEEL PROCESSING
       600,000   Tenaris (Argentina)                                  46,962
                 STEEL PIPE FOR OIL WELLS & PIPELINES
       158,000   Vallourec (France)                                   45,368
                 SEAMLESS TUBES
     1,700,000   Worthington Industries                               26,860
                 STEEL PROCESSING
----------------------------------------------------------------------------
                                                                     172,029


1-800-922-6769
                                       28

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES & TRAINING: 1.1%
     1,800,000     Labor Ready (b)                               $    41,958
                   TEMPORARY MANUAL LABOR
     1,300,000     Administaff (c)                                    30,888
                   PROFESSIONAL EMPLOYER ORGANIZATION
       635,000     Bilfinger Berger (Germany)                         29,560
                   CONSTRUCTION & RELATED SERVICES
     2,481,000     Quanta Services (b)                                21,833
                   ELECTRICAL & TELECOM CONSTRUCTION SERVICES
       740,000     United Services Group (Netherlands)                19,528
                   TEMPORARY STAFFING SERVICES
       565,000     Meitec (Japan)                                     17,341
                   STAFFING COMPANY SPECIALIZING IN R&D ENGINEERS
       600,000     GP Strategies (b)                                   4,884
                   TRAINING PROGRAMS
----------------------------------------------------------------------------
                                                                     165,992

                 >SPECIALTY CHEMICALS & INDUSTRIAL
                  MATERIALS: 1.1%
     3,150,000     Spartech (c)                                       56,070
                   PLASTICS DISTRIBUTION & COMPOUNDING
       450,000     Novozymes (Denmark)                                22,233
                   INDUSTRIAL ENZYMES
        35,000     Sika (Switzerland) (b)                             21,784
                   CHEMICALS FOR CONSTRUCTION & INDUSTRIAL
                     APPLICATION
       200,000     Imerys (France)                                    13,748
                   INDUSTRIAL MINERALS PRODUCER
   750,000,000     Ultrapar (Brazil)                                  13,111
                   SPECIALTY CHEMICALS & LIQUID PROPANE GAS
                     DISTRIBUTION
       260,000     Carbone Lorraine (France)                          12,337
                   ADVANCED INDUSTRIAL MATERIALS
        20,000     Givaudan (Switzerland)                             11,600
                   INDUSTRIAL FRAGRANCES & FLAVORS
       336,000     Schulman                                            6,011
                   PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------
                                                                     156,894

                 >WATER: 1.1%
       856,000   Cuno (b)                                             61,153
                   FILTRATION & FLUIDS CLARIFICATION
     3,000,000     Tetra Tech (b)(c)                                  40,590
                   RESOURCE MANAGEMENT & INFRASTRUCTURE
                     CONSULTING
     1,080,000     Pall                                               32,789
                   FILTRATION & FLUIDS CLARIFICATION
       554,000     Watts Water Technologies                           18,553
                   WATER, VALVES, REGULATORS & FILTRATION
----------------------------------------------------------------------------
                                                                     153,085

                 >OTHER INDUSTRIAL SERVICES: 0.5%
       825,000     Mobile Mini (b)(c)                                 28,446
                   LEASES PORTABLE STORAGE UNITS
     1,500,000     Clark (c)                                          21,495
                   EXECUTIVE COMPENSATION & BENEFITS CONSULTING
        35,000     Schindler (Switzerland)                            12,598
                   ELEVATOR MANUFACTURER & SERVICE PROVIDER
       300,000     IMTech (Netherlands)                               10,484
                   TECHNICAL ENGINEERING
       185,000     Jaakko Poyry (Finland)                              5,538
                   ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
----------------------------------------------------------------------------
                                                                      78,561

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONGLOMERATES: 0.4%
       755,000   Aalberts Industrie (Netherlands)                $    34,500
                 FLOW CONTROL & HEAT TREATMENT
         5,550   Pargesa (Switzerland)                                20,226
                 INDUSTRIAL & MEDIA HOLDINGS
       120,000   Hexagon (Sweden)                                      2,422
                 MEASUREMENT EQUIPMENT & POLYMERS
----------------------------------------------------------------------------
                                                                      57,148

                 >ELECTRICAL COMPONENTS: 0.1%
     1,125,000   Ushio (Japan)                                        19,937
                 INDUSTRIAL LIGHT SOURCES
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                   2,237,656
----------------------------------------------------------------------------
FINANCE: 12.1%
                 >BANKS: 4.6%
     2,712,000   Associated Banc-Corp                                 91,286
                 MIDWEST BANK
     3,502,000   TCF Financial                                        90,632
                 GREAT LAKES BANK
     1,958,000   BOK Financial                                        90,303
                 SOUTHWEST MIDDLE MARKET BANK
     6,243,000   Anglo Irish Bank (Ireland)                           77,328
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,734,000   Glacier Bancorp (c)                                  71,439
                 MOUNTAIN STATES BANK
     1,320,000   West Coast Bancorp (c)                               32,221
                 PORTLAND SMALL BUSINESS LENDER
       250,000   Komercni Banka (Czech Republic)                      31,314
                 LEADING CZECH UNIVERSAL BANK
     1,850,000   Depfa Bank (Ireland)                                 29,563
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     1,516,000   Republic                                             22,710
                 MICHIGAN BANK
       756,000   Chittenden                                           20,563
                 VERMONT & WESTERN MASSACHUSETTS BANK
       640,000   Great Southern Bancorp                               20,026
                 MISSOURI REAL ESTATE LENDER
     1,670,000   Den Norske Bank (Norway)                             17,305
                 LARGEST NORWEGIAN BANK
       510,000   CityBank Lynnwood (c)                                15,820
                 SEATTLE REAL ESTATE LENDER
       551,000   West Bancorporation                                  10,359
                 DES MOINES COMMERCIAL BANK
       256,000   First Financial BankShares                            8,663
                 WEST TEXAS BANK
       336,000   Sterling Bancorp                                      7,174
                 NEW YORK CITY NICHE LENDER
       252,000   Independent Bank                                      7,167
                 MICHIGAN BANK
       382,000   Cascade Financial                                     6,303
                 SEATTLE COMMUNITY BANK
       242,000   First Mutual Bancshares                               6,268
                 SEATTLE COMMUNITY BANK
       200,000   S Y Bancorp                                           4,570
                 LOUISVILLE BANK

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BANKS--CONTINUED
        18,000   Midwest Bank                                    $       347
                 CHICAGO BANK
----------------------------------------------------------------------------
                                                                     661,361

                 >INSURANCE: 2.7%
       575,000   Philadelphia Consolidated Holding (b)                48,737
                 SPECIALTY INSURANCE
     1,169,000   Leucadia National                                    45,158
                 INSURANCE HOLDING COMPANY
       995,000   Protective Life                                      42,009
                 LIFE INSURANCE
     1,020,000   HCC Insurance Holdings                               38,627
                 SPECIALTY INSURANCE
       109,000   Markel (b)                                           36,951
                 SPECIALTY INSURANCE
     1,500,000   Scottish Re Group                                    36,360
                 LIFE REINSURANCE
       710,000   Selective Insurance Group                            35,181
                 COMMERCIAL & PERSONAL LINES INSURANCE
       715,000   Assurant                                             25,811
                 SPECIALTY INSURANCE
       570,000   RLI                                                  25,422
                 SPECIALTY INSURANCE
     1,300,000   United America Indemnity (b)                         22,347
                 SPECIALTY INSURANCE
       560,000   Endurance Specialty Holdings                         21,179
                 COMMERCIAL LINES INSURANCE/REINSURANCE
       210,000   StanCorp Financial                                   16,082
                 GROUP LIFE & DISABILITY INSURANCE
----------------------------------------------------------------------------
                                                                     393,864

                 >FINANCE COMPANIES: 1.7%
     5,831,000   AmeriCredit (b)                                     148,690
                 AUTO LENDING
     1,700,000   World Acceptance (b)(c)                              51,085
                 PERSONAL LOANS
     1,100,000   Intermediate Capital (United Kingdom)                20,527
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
     1,000,000   Northgate (United Kingdom)                           16,181
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
     1,950,000   Paragon Group (United Kingdom)                       14,755
                 UK BUY-TO-LET FINANCE COMPANY
----------------------------------------------------------------------------
                                                                     251,238

                 >SAVINGS & LOANS: 1.7%
     4,081,000   Peoples Bank Bridgeport                             123,409
                 CONNECTICUT SAVINGS & LOAN
     1,178,000   Anchor Bancorp Wisconsin (c)                         35,646
                 WISCONSIN THRIFT
     1,700,000   Housing Development Finance (India)                  34,510
                 PREMIER MORTGAGE LENDER IN INDIA
     1,285,000   Washington Federal                                   30,223
                 OLD FASHIONED THRIFT
       200,000   Bankinter (Spain)                                    10,197
                 MORTGAGE LENDER
       360,000   Provident Bancorp                                     4,360
                 NEW YORK STATE THRIFT
----------------------------------------------------------------------------
                                                                     238,345

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >MONEY MANAGEMENT: 1.3%
     2,355,000   SEI Investments                                 $    87,959
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
     2,390,000   Eaton Vance                                          57,145
                 SPECIALTY MUTUAL FUNDS
     1,290,000   Nuveen Investments                                   48,530
                 SPECIALTY MUTUAL FUNDS
----------------------------------------------------------------------------
                                                                     193,634

                 >BROKERAGE: 0.1%
       690,000   Investment Technology Group (b)                      14,504
                 ELECTRONIC TRADING
----------------------------------------------------------------------------

                                                                 -----------
FINANCE: TOTAL                                                     1,752,946

----------------------------------------------------------------------------
ENERGY/MINERALS: 9.4%
                 >OIL/GAS PRODUCERS: 5.0%
     5,000,000   XTO Energy                                          169,950
                 NATURAL GAS PRODUCER
     3,000,000   Talisman Energy (Canada)                            112,198
                 OIL & GAS PRODUCER
     3,200,000   Western Gas                                         111,680
                 OIL PRODUCER & COAL SEAM GAS PRODUCER
     3,400,000   Ultra Petroleum (b)                                 103,224
                 NATURAL GAS PRODUCER
    15,400,000   Tullow Oil (United Kingdom)                          51,333
                 OIL & GAS PRODUCER
     1,000,000   Southwestern Energy (b)                              46,980
                 NATURAL GAS PRODUCER
       700,000   Denbury Resources (b)                                27,839
                 OIL PRODUCER USING CO2 INJECTION
     1,000,000   Range Resources                                      26,900
                 OIL & GAS PRODUCER
       662,800   Petrokazakhstan (Canada)                             24,245
                 OIL PRODUCER & REFINER IN KAZAKHSTAN
     1,200,000   McMoran Exploration (b)                              23,412
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
     2,320,000   Tipperary (b)(c)                                     14,500
                 COAL SEAM GAS PRODUCER
     3,200,000   Vaalco Energy (b)(c)                                 11,072
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                     723,333

                 >OIL SERVICES: 2.7%
     2,350,000   FMC Technologies (b)                                 75,130
                 OIL & GAS WELL HEAD MANUFACTURER
     2,300,000   Pride International (b)                              59,110
                 OFFSHORE DRILLING CONTRACTOR
       500,000   Carbo Ceramics                                       39,480
                 NATURAL GAS WELL STIMULANTS
     5,000,000   Newpark Resources (b)(c)                             37,500
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
     1,600,000   Chicago Bridge & Iron                                36,576
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS & LNG
     1,365,000   Fugro (Netherlands)                                  33,877
                 SURVEY & GPS SERVICES
     2,400,000   Key Energy Services (b)                              29,040
                 OIL & GAS WELL WORKOVER SERVICES


1-800-922-6769
                                       30

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >OIL SERVICES--CONTINUED
     1,350,000   Enerflex Systems (Canada) (c)                   $    27,719
                 NATURAL GAS COMPRESSOR
     2,000,000   Saipem (Italy)                                       26,856
                 OFFSHORE CONSTRUCTION & DRILLING
       700,000   Veritas DGC (b)                                      19,418
                 GEOPHYSICAL CONTRACTOR
       168,000   Pioneer Drilling (b)                                  2,564
                 OIL & GAS WELL DRILLER
----------------------------------------------------------------------------
                                                                     387,270

                 >DISTRIBUTION/MARKETING/REFINING: 1.2%
     1,200,000   Equitable Resources                                  81,600
                 NATURAL GAS PRODUCER & UTILITY
     1,900,000   Oneok                                                62,035
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
     1,206,000   Atmos Energy                                         34,733
                 NATURAL GAS UTILITY
----------------------------------------------------------------------------
                                                                     178,368

                 >MINING: 0.5%
     1,440,000   Xstrata (United Kingdom)                             27,666
                 DIVERSIFIED MINING HOLDING COMPANY
       275,000   Sociedad Quimica Y Minera
                 de Chile (Chile)                                     27,500
                 PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM &
                   IODINE
       900,000   Noranda (Canada)                                     15,414
                 DIVERSIFIED MINING HOLDING COMPANY
     1,000,000   Ivanhoe Mines (Canada) (b)                            7,757
                 COPPER MINING IN MONGOLIA
----------------------------------------------------------------------------
                                                                      78,337

                                                                 -----------
ENERGY/MINERALS: TOTAL                                             1,367,308

----------------------------------------------------------------------------
HEALTH CARE: 8.6%
                 >SERVICES: 2.9%
     2,491,000   Lincare Holdings (b)                                101,732
                 HOME HEALTH CARE SERVICES
     1,370,000   Charles River Laboratories (b)                       66,102
                 PHARMACEUTICAL RESEARCH
       821,000   Coventry Health Care (b)                             58,086
                 PPO NETWORK
     2,592,000   NDCHealth Group (c)                                  46,578
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
     3,470,000   Gambro (Sweden)                                      46,304
                 PRODUCTS & SERVICES FOR RENAL CARE
       510,000   OPG Groep (Netherlands)                              35,513
                 HEALTHCARE SUPPLIES & PHARMACIES
     2,033,000   Dendrite International (b)                           28,055
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
     1,200,000   Serologicals (b)                                     25,500
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       236,000   Omega Pharma (Belgium)                               12,184
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       440,000   Medquist (b)                                          5,852
                 MEDICAL TRANSCRIPTION SERVICES
----------------------------------------------------------------------------
                                                                     425,906

                 >MEDICAL EQUIPMENT/LABORATORY
                  SUPPLIES: 2.7%
     1,629,000   Edwards Lifesciences (b)                             70,080
                 HEART VALVES

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     1,240,000   Diagnostic Products                             $    58,689
                 IMMUNODIAGNOSTIC KITS
     1,180,000   Intermagnetics General (b)                           36,297
                 MRI EQUIPMENT
       851,000   Arrow International                                  27,147
                 DISPOSABLE CATHETERS
     1,150,000   CYTYC (b)                                            25,369
                 CONSUMABLES RELATED TO WOMEN'S HEALTH
       583,000   Orthofix International (b)                           25,092
                 BONE FIXATION & STIMULATION DEVICES
       365,000   Essilor International (France)                       24,838
                 EYEGLASS LENSES
       714,000   ICU Medical (b)(c)                                   22,969
                 INTRAVENOUS THERAPY PRODUCTS
       552,000   Advanced Medical Optics (b)                          21,942
                 MEDICAL DEVICES FOR EYE CARE
       875,000   Viasys Healthcare (b)                                19,766
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
       390,000   Hogy Medical (Japan)                                 17,395
                 DISPOSABLE SURGICAL PRODUCTS
       350,000   Haemonetics (b)                                      14,224
                 BLOOD & PLASMA COLLECTION EQUIPMENT
       125,000   Synthes (Switzerland)                                13,679
                 PRODUCTS FOR ORTHOPEDIC SURGERY
       261,000   Datascope                                             8,704
                 MEDICAL DEVICES
----------------------------------------------------------------------------
                                                                     386,191

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.2%
       880,000   Neurocrine Biosciences (b)                           37,013
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       900,000   Martek Biosciences (b)                               34,155
                 FATTY ACIDS FOR BABY FORMULA & OTHER FOODS
     1,350,000   DOV Pharmaceutical (b)(c)                            25,191
                 DRUGS FOR INSOMNIA, ANXIETY, PAIN & DEPRESSION
     2,400,000   Pozen (b)(c)                                         19,680
                 DRUGS FOR MIGRAINES
     1,179,000   AtheroGenics (b)                                     18,840
                 DRUGS FOR ATHEROSCLEROSIS
     1,900,000   Decode Genetics (b)                                  17,841
                 DRUGS FOR HEART ATTACK, ASTHMA & VASCULAR DISEASE
     1,055,000   Nektar Therapeutics (b)                              17,766
                 DRUG DELIVERY TECHNOLOGIES
     1,500,000   Tanox (b)                                            17,580
                 DRUGS FOR ASTHMA & HIV
     2,000,000   Medarex (b)                                          16,660
                 HUMANIZED ANTIBODIES
     3,100,000   Lexicon Genetics (b)                                 15,314
                 DRUG DISCOVERY
     2,000,000   Exelixis (b)                                         14,860
                 TREATMENTS FOR CANCER & METABOLIC DISORDERS
       675,000   Rigel Pharmaceuticals (b)                            13,446
                 DRUGS FOR HAY FEVER, ASTHMA, HEPATITIS & CANCER
     1,176,000   NPS Pharmaceuticals (b)                              13,348
                 DRUGS FOR OSTEOPOROSIS & HYPERPARATHYROIDISM
     2,300,000   Seattle Genetics (b)(c)                              12,328
                 ANTIBODY-BASED THERAPIES FOR CANCER
     1,200,000   Ligand Pharmaceuticals (b)                            8,340
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, & DIABETES
       865,000   Arena Pharmaceuticals (b)                             5,899
                 NOVEL DRUG TARGETING TECHNOLOGY

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY--CONTINUED
       705,000   Cytokinetics (b)                                $     4,900
                 DRUGS FOR CANCER & HEART FAILURE
     5,500,000   La Jolla Pharmaceutical (b)(c)                        4,510
                 LUPUS TREATMENT
       635,000   Maxygen (b)                                           4,356
                 MOLECULAR BREEDING
     1,875,000   Locus Discovery, Series D, Pfd. (d)(f)                3,750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       638,000   Diversa (b)                                           3,324
                 MOLECULAR BREEDING
     1,249,999   Perlegen Sciences (d)(f)                              2,632
                 LARGE SCALE GENE SEQUENCING
       359,944   Microdose (d)(f)                                        270
                 DRUG INHALERS
----------------------------------------------------------------------------
                                                                     312,003

                 >MEDICAL SUPPLIES: 0.4%
       686,000   Techne (b)                                           31,494
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR
                  LIFE SCIENCES
       650,000   Owens & Minor                                        21,028
                 DISTRIBUTION OF MEDICAL SUPPLIES
----------------------------------------------------------------------------
                                                                      52,522

                 >HOSPITAL MANAGEMENT: 0.2%
       500,000   Rhoen-Klinikum (Germany)                             34,626
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.2%
       500,000   Par Pharmaceuticals (b)                              15,905
                 GENERICS
     3,495,000   United Drug (Ireland)                                14,996
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
----------------------------------------------------------------------------
                                                                      30,901

                                                                 -----------
HEALTH CARE: TOTAL                                                 1,242,149

----------------------------------------------------------------------------
OTHER INDUSTRIES: 4.0%
                 >REAL ESTATE: 2.6%
     1,320,000   General Growth Properties                            54,239
                 REGIONAL SHOPPING MALLS
       699,000   Forest City Enterprises, Cl. B                       49,112
                 COMMERCIAL & RESIDENTIAL PROPERTY DEVELOPER
       635,000   Macerich Company                                     42,577
                 REGIONAL SHOPPING MALLS
       650,000   SL Green Realty                                      41,925
                 MANHATTAN OFFICE BUILDINGS
       620,000   Mills                                                37,690
                 REGIONAL SHOPPING MALLS
       575,000   Federal Realty Investment Trust                      33,925
                 SHOPPING CENTERS
     2,552,000   Highland Hospitality (c)                             26,668
                 HOTEL REAL ESTATE INVESTMENT TRUST
     1,375,000   Crescent Real Estate Equities                        25,781
                 CLASS A OFFICE BUILDINGS
       475,000   Gaylord Entertainment (b)                            22,083
                 CONVENTION HOTELS

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

     1,355,000   Sponda (Finland)                                $    13,928
                 OFFICE & WAREHOUSE PROPERTY COMPANY
     1,000,000   Diamondrock
                 Hospitality 144A (b)(d)                              11,300
       303,000   Diamondrock Hospitality                               3,424
                 HOTEL REAL ESTATE INVESTMENT TRUST
       717,000   Kite Realty Group                                    10,755
                 COMMUNITY SHOPPING CENTERS
        37,407   Security Capital European Realty
                 (Luxembourg) (d)(f)                                     527
                 SELF STORAGE PROPERTIES
----------------------------------------------------------------------------
                                                                     373,934

                 >TRANSPORTATION: 0.6%
     1,500,000     Heartland Express                                  29,145
                   REGIONAL TRUCKER
       720,000     Grupo Aeroportaurio Del Sureste
                   (Mexico)                                           22,932
                   CANCUN & COZUMEL AIRPORT OPERATOR
    18,000,000     Comfort Del Gro (Singapore)                        17,993
                   TAXI & MASS TRANSIT SERVICE
        70,000     Kobenhavns Lufthavne (Denmark)                     16,569
                   COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------
                                                                      86,639

                 >REGULATED UTILITIES: 0.4%
     1,650,000     Northeast Utilities                                34,419
                   REGULATED ELECTRIC UTILITY
       989,800     Red Electrica (Spain)                              27,320
                   SPANISH POWER GRID
----------------------------------------------------------------------------
                                                                      61,739

                 >WASTE MANAGEMENT: 0.4%
     1,500,000     Waste Connections (b)                              55,935
                   SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES TOTAL                                               578,247

TOTAL COMMON STOCKS AND OTHER                                    -----------
   EQUITY-LIKE SECURITIES: 92.4%                                  13,401,299
   (COST: $7,966,904)

SHORT-TERM OBLIGATIONS: 7.6%
$      125,000   Aluminum Company America
                 3.08% - 3.24% Due
                 7/12/05 - 8/3/05                                    124,790
       107,000   Toyota Motor Credit 3.04% - 3.21%
                 Due 7/13/05 - 8/4/05                                106,831
        99,000   SBC Communications 3.10% - 3.14%
                 Due 7/7/05 - 7/26/05                                 98,859
        85,000   HSBC Finance Corp 3.23% - 3.25%
                 Due 8/5/05 - 8/10/05                                 84,713
        78,000   Verizon Network 2.74%
                 Due 4/26/05                                          77,840
        73,000   General Electric Capital Services
                 3.08% - 3.20% -
                 Due 7/21/05 - 8/01/25                                72,846


1-800-922-6769
                                       32

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--CONTINUED
$       63,000   American General Finance
                 3.13% - 3.26%
                 Due 7/19/05 - 8/9/05                            $    62,846
        62,000   Hewlett Packard 3.14% - 3.16% -
                 Due 7/27/05 - 7/28/05                                61,856
        45,000   American Express Credit 3.06%
                 Due 7/11/05                                          44,962
        45,000   Prudential Funding 3.09%
                 Due 7/22/05                                          44,919
        45,000   LaSalle Bank 3.14% Due 7/25/05                       44,906
        45,000   Verizon Global Funding 3.21% -
                 Due 8/2/05                                           44,872
        43,000   Marshall + Ilsley 3.17%
                 Due 7/29/05                                          42,894
        40,000   Campbell Soup Company 3.04%
                 Due 7/8/05                                           39,976
        35,000   General Electric Capital Corporate
                 3.01% Due 7/1/05                                     35,000
        35,000   Eaton Company 3.03% Due 7/6/05                       34,985
        35,000   Countrywide Funding 3.29%
                 Due 8/11/05                                          34,869
        34,000   AIG Funding 3.11% - Due 7/18/05                      33,950
         6,597   Repurchase Agreement with State Street Bank &
                    Trust dated 6/30/05, due 7/1/05 at 3.00%
                    collateralized by Federal National Mortgage
                    Association Notes, maturing 3/24/08 market
                    value $6,733 (repurchase proceeds: $6,598)         6,597
----------------------------------------------------------------------------
                    (AMORTIZED COST: $1,098,511)                   1,098,511

                                                                 -----------
TOTAL INVESTMENTS: 100.0%                                         14,499,810
   (COST: $9,065,415)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                           2,997

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $14,502,807
============================================================================

COLUMBIA ACORN FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $9,065,415 and net unrealized appreciation was $5,434,395 consisting of gross unrealized appreciation of $5,840,365 and gross unrealized depreciation of $405,970.

(b) Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

    AnswerThink Consulting         10.71%
    Christopher & Banks            10.46
    Spartech                        9.87
    New Horizons Worldwide          9.80
    Indus International             9.75
    Actuate                         9.66
    Gibraltar Industries            9.59
    Igate Capital                   9.51
    Analysts International          9.27
    World Acceptance                9.07
    West Coast Bancorp              8.91
    Skillsoft Publishing            8.89
    Glacier Bancorp                 8.75
    E.Piphany                       8.63
    Watsco                          8.32
    Pozen                           8.29
    Esco Technologies               8.26
    Clark                           8.15
    MRO Software                    7.90
    Concurrent Computer             7.85
    JDA Software Group              7.56
    La Jolla Pharmaceutical         7.44
    NDCHealth Group                 7.18
    Electric City                   7.17
    Gaiam                           7.16
    Bally Total Fitness             6.89
    Nuco2                           6.79
    Navigant International          6.74
    Princeton Review                6.71
    SeaChange International         6.60
    Highland Hospitality            6.37
    Clarcor                         6.20

    Forward Air                     6.18%
    Pegasus Systems                 6.03
    Enerflex Systems                6.00
    Newpark Resources               5.93
    RC2                             5.93
    DOV Pharmaceutical              5.93
    Sports Authority                5.86
    AFC Enterprises                 5.78
    Genlyte Group                   5.76
    IXYS                            5.71
    Vaalco Energy                   5.69
    Coinstar                        5.66
    Gardner Denver                  5.66
    Aspect Communications           5.62
    Tipperary                       5.60
    Steven Madden                   5.60
    Mobile Mini                     5.57
    Seattle Genetics                5.45
    Alliance Gaming                 5.38
    Tetra Tech                      5.29
    Radiant Systems                 5.28
    Excel Technologies              5.18
    Anchor Bancorp Wisconsin        5.18
    ICU Medical                     5.16
    American Woodmark               5.11
    Administaff                     5.09
    CTS                             5.08
    CityBank Lynnwood               5.06
    Vail Resorts                    5.01
    Oxford Industries               5.00
    InfoUSA                         5.00

The aggregate cost and value of these companies at June 30, 2005, was $1,549,261 and $1,988,672, respectively. Investments in affiliate companies represent 13.7% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005 were as follows:

                   Dividend Income                           $   14,830
                   Net realized gain or loss                 $    1,653
                   Change in unrealized gain or loss         $  (41,103)

                   Purchases                                 $  156,956
                   Proceeds from sales                       $   18,992


1-800-922-6769
                                       34

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2005, these securities were illiquid. At June 30, 2005, these securities (in thousands) amounted to $18,479, which represents 0.13% of total net assets.

      Additional information on these securities is as follows:


                                      ACQUISITION      SHARES/
SECURITY                                 DATES        PAR (000)   COST (000) VALUE (000)
----------------------------------------------------------------------------------------
Diamondrock Hospitality                 06/29/04      1,000,000  $   10,000      $11,300
Gadzooks 5% Convertible 10/07/08        10/08/03     $    6,000       6,000            0
Locus Discovery, Series D, Pfd.         09/05/01      1,875,000       7,500        3,750
Microdose                               11/24/00        359,944       2,005          270
Perlegen Sciences                       03/30/01      1,249,999       4,500        2,632
Security Capital European Realty
  (Luxembourg)                    08/20/98-11/12/99      37,407         748          527
                                                                 ----------      -------
                                                                 $   30,753      $18,479
                                                                 ==========      =======


(e) On June 30, 2005, the market value of foreign securities (in thousands) represents 14.95% of total net assets. The Fund's foreign portfolio was diversified as follows:

                                   VALUE      PERCENT
      ===============================================
      Canada                   $  259,354        1.79%
      Ireland                     227,277        1.57
      United Kingdom              190,167        1.31
      France                      185,595        1.28
      Japan                       184,812        1.27
      Netherlands                 133,902        0.92
      Switzerland                 107,006        0.74
      Germany                      82,977        0.57
      Sweden                       79,639        0.55
      Taiwan                       67,801        0.47
      Australia                    54,909        0.38
      Hong Kong                    48,503        0.33
      Argentina                    46,962        0.32
      Norway                       43,887        0.30
      Italy                        43,382        0.30
      Denmark                      38,802        0.27

                                   VALUE      PERCENT
      ===============================================
      Spain                    $   37,517        0.26%
      Austria                      36,494        0.25
      India                        34,510        0.24
      Mexico                       33,290        0.23
      Brazil                       33,214        0.23
      Czech Republic               31,314        0.22
      South Korea                  31,116        0.22
      Chile                        27,500        0.19
      Finland                      19,466        0.13
      China                        18,606        0.13
      Singapore                    17,993        0.12
      South Africa                 15,183        0.11
      New Zealand                  13,985        0.10
      Belgium                      12,184        0.08
      Greece                       10,526        0.07
      Luxembourg                      527        0.00
                               ----------       -----
      Total Foreign Portfolio  $2,168,400       14.95%
                               ==========       =====

(f) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

COLUMBIA ACORN INTERNATIONAL
      >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Bloomsbury Publishing                                  0             911,000
Expro International                            2,600,000           2,840,000
IAWS (Ireland)                                 1,400,000           1,425,000
Kensington                                     1,650,000           1,700,000
Paddy Power (Ireland)                                  0             600,000
Paragon Group                                  1,600,000           2,800,000
Ulster Television                                223,000           1,281,000
United Drug (Ireland)                          4,300,000           4,825,000
William Hill                                           0           1,200,000
Workspace Group                                2,100,000           2,450,000

>FRANCE
April Group                                      400,000             492,000
Iliad                                            279,500             390,000
Imerys                                           300,000             360,000
Metropole TV                                     360,000             450,000
Rubis                                                  0              31,000

>GERMANY
Bilfinger Berger                                 300,000             445,000
CTS Eventim                                            0              77,000
GFK                                              350,000             415,000
Grenke Grenkeleasing                             160,000             203,000
Wincor Nixdorf                                   225,000             275,000

>NETHERLANDS
Aalberts Industrie                               540,000             550,000
Fugro                                          1,115,200           1,245,000
(INCLUDES THE EFFECT OF A 4 FOR 1 STOCK SPLIT)
Sligro Food Group                                340,000             400,000
Smit International                                     0             289,000
United Services Group                            620,000             684,000

>SWITZERLAND
BKW Energie                                            0             119,000
(INCLUDES THE EFFECT OF A 10 FOR 1 STOCK SPLIT)
Kuehne & Nagel                                    85,000              95,000

>SWEDEN
Gambro                                           470,000             762,000
Hexagon                                        1,194,000           1,230,000
(INCLUDES THE EFFECT OF A 3 FOR 1 STOCK SPLIT)

>RUSSIAN FEDERATION
Mechel Steel Group                               260,000             370,000
RBC Information Systems                                0             700,000

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

----------------------------------------------------------------------------
      ASIA

>JAPAN
Ito En                                           142,000             301,000
Sato                                              88,800             450,000
Shimano                                          250,000             450,000
Ushio                                            550,000             750,000

>TAIWAN
Advantech                                      4,978,000           6,500,000
ASE Test                                       1,245,100           1,772,600
Novatek Microelectronics                               0           1,800,000

>INDIA
Housing Development Finance                    1,300,000           1,329,000

----------------------------------------------------------------------------
      OTHER COUNTRIES

>AUSTRALIA
ABC Learning Center                                    0           1,225,000

----------------------------------------------------------------------------
      LATIN AMERICA

>BRAZIL
Caemi                                          6,300,000           8,800,000
Diagnosticos                                     156,250             200,000
Porto Seguro                                     594,000           1,000,000
Ultrapar                                               0         500,000,000

>MEXICO
URBI Desarrollo                                  700,000           1,000,000

>CHILE
Sociedad Quimica Y Minera
  de Chile                                        16,800             160,000


1-800-922-6769
                                       36

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Anglo Irish Bank (Ireland)                     4,741,010           3,888,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Hit Entertainment                              1,270,000                   0
Tullow Oil                                     7,500,000           6,500,000

>FRANCE
Neopost                                          377,500             327,500

>NETHERLANDS
Hunter Douglas                                   128,000                   0

>SWITZERLAND
Bachem                                           110,000                   0

>SPAIN
Abengoa                                        2,000,000           1,357,000

>ITALY
Amplifon                                         270,000             190,000
Autogrill                                        830,000                   0
Credito Emiliano                               1,000,000                   0

>FINLAND
Amer Sports                                      555,000                   0

>NORWAY
Den Norske Bank                                  910,000                   0
Ekornes                                          522,300             470,000

                                                      NUMBER OF SHARES
                                                ----------------------------
                                                03/31/05            06/30/05

----------------------------------------------------------------------------
      ASIA

>JAPAN
ARRK                                             380,000                   0
Eneserve                                         358,000              63,000
Kappa Create                                     402,000             380,000
NIFCO                                            818,000              14,000
Olympus Optical                                  325,000                   0
Wacoal                                         1,500,000           1,185,000

>HONG KONG
Esprit Holdings                                2,000,000                   0
Lerado Group                                  27,932,000          27,480,000
Ngai Lik Industrial                           14,500,000          11,330,000

>SOUTH KOREA
Yuhan                                             63,280                   0

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Corus Entertainment                              330,000                   0
Masonite International                           445,000                   0
Petrokazakhstan                                  185,000             153,100

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 96.0%
----------------------------------------------------------------------------
EUROPE: 59.7%
                 >UNITED KINGDOM/IRELAND: 19.6%
     3,888,000   Anglo Irish Bank (Ireland)                      $    48,158
                 SMALL BUSINESS & MIDDLE MARKET BANKING
     2,350,000   Grafton Group (Ireland) (b)                          27,194
                 BUILDING MATERIALS, WHOLESALING & DIY RETAILING
     1,750,000   Exel                                                 26,492
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
     2,840,000   Expro International                                  23,056
                 OFFSHORE OIL FIELD SERVICES
     6,500,000   Tullow Oil                                           21,667
                 OIL & GAS PRODUCER
     2,800,000   Paragon Group                                        21,187
                 UK BUY-TO-LET FINANCE COMPANY
     4,825,000   United Drug (Ireland)                                20,703
                 IRISH PHARMACEUTICAL WHOLESALER & OUTSOURCER
     1,275,000   Depfa Bank (Ireland)                                 20,375
                 INTERNATIONAL PUBLIC SECTOR FINANCE
     1,425,000   IAWS (Ireland)                                       19,908
                 BAKED GOODS
       800,000   Kerry (Ireland)                                      19,730
                 FOOD INGREDIENTS
     1,700,000   Kensington                                           17,127
                 NON-CONFORMING MORTGAGE COMPANY
       900,000   Intermediate Capital                                 16,795
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
       975,000   Northgate                                            15,777
                 LIGHT COMMERCIAL VEHICLE RENTAL SPECIALIST
       600,000   Cobham                                               15,205
                 AEROSPACE COMPONENTS
       798,000   Jurys Doyle Hotel (Ireland)                          14,963
                 OWNER/OPERATOR OF MID-PRICED HOTELS
       750,000   Xstrata                                              14,409
                 DIVERSIFIED MINING HOLDING COMPANY
     1,175,000   Business Post                                        13,384
                 PARCEL & EXPRESS MAIL SERVICE
     2,200,000   BBA Group                                            12,141
                 AVIATION SUPPORT SERVICES & NON-WOVEN MATERIALS
     1,200,000   William Hill                                         11,545
                 LARGEST BOOKMAKER
     1,281,000   Ulster Television                                    10,749
                 IRISH TELEVISION & RADIO STATION OPERATOR
     1,200,000   Spectris                                             10,616
                 ELECTRONIC INSTRUMENTS & CONTROLS
     3,800,000   RPS Group                                            10,486
                 ENVIRONMENTAL CONSULTING
     2,450,000   Workspace Group                                      10,342
                 REAL ESTATE COMPANY
       600,000   Paddy Power (Ireland)                                10,240
                 IRISH BETTING SERVICES
       500,000   Viridian                                              6,977
                 NORTHERN IRELAND ELECTRIC UTILITY
       911,000   Bloomsbury Publishing                                 6,143
                 PUBLISHING
----------------------------------------------------------------------------
                                                                     445,369

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >FRANCE/BELGIUM: 9.7%
       117,000   Vallourec                                       $    33,595
                 SEAMLESS TUBES
     1,980,000   SES Global                                           29,803
                 SATELLITE BROADCASTING SERVICES
       327,500   Neopost                                              28,784
                 POSTAGE METER MACHINES
       360,000   Imerys                                               24,746
                 INDUSTRIAL MINERALS PRODUCER
       492,000   April Group                                          15,296
                 INSURANCE POLICY CONSTRUCTION
       390,000   Iliad                                                14,566
                 HIGH SPEED INTERNET SERVICE PROVIDER
       450,000   Metropole TV                                         11,399
                 TELEVISION BROADCASTER
       215,000   Carbone Lorraine                                     10,202
                 ADVANCED INDUSTRIAL MATERIALS
       140,000   Essilor International                                 9,527
                 EYEGLASS LENSES
       184,000   Omega Pharma (Belgium)                                9,500
                 OTC PRODUCTS, PHARMACY & DENTAL SUPPLIES
       400,000   Fininfo                                               8,378
                 DATA FEEDS FOR FRENCH BANKS & BROKERS
        94,000   Bacou Dalloz                                          7,689
                 SAFETY EQUIPMENT
        96,000   Pierre & Vacances                                     7,081
                 VACATION APARTMENT LETS
       140,000   Norbert Dentressangle                                 6,600
                 TRANSPORT
        31,000   Rubis                                                 1,928
                 TANK STORAGE & LPG SUPPLIER
----------------------------------------------------------------------------
                                                                     219,094

                 >GERMANY/AUSTRIA: 8.0%
       275,000   Wincor Nixdorf                                       22,467
                 RETAIL POS SYSTEMS & ATM MACHINES
       315,000   Rhoen-Klinikum Pfd.                                  21,773
       300,000   Rhoen-Klinikum                                       20,775
                 HOSPITAL MANAGEMENT
       445,000   Bilfinger Berger                                     20,715
                 CONSTRUCTION & RELATED SERVICES
       375,000   Wienerberger (Austria)                               17,378
                 BRICKS & CLAY ROOFING TILES
       415,000   GFK                                                  16,363
                 MARKET RESEARCH SERVICES
       450,000   Hugo Boss Designs                                    14,761
                 FASHION APPAREL
       175,000   Deutsche Boerse                                      13,653
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
       200,000   Vossloh                                               9,352
                 RAIL INFRASTRUCTURE & DIESEL LOCOMOTIVES
       203,000   Grenke Grenkeleasing                                  8,603
                 FINANCING FOR IT EQUIPMENT
       864,998   Takkt                                                 8,346
                 MAIL ORDER RETAILER OF OFFICE & WAREHOUSE DURABLES


1-800-922-6769
                                       38

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >GERMANY/AUSTRIA--CONTINUED
       260,000   Deutsche Beteiligungs                           $     4,053
                 PRIVATE EQUITY INVESTMENT MANAGEMENT
        77,000   CTS Eventim (b)                                       3,232
                 EVENT TICKET SALES
----------------------------------------------------------------------------
                                                                     181,471

                 >NETHERLANDS: 7.7%
     1,245,000   Fugro                                                30,899
                 SURVEY & GPS SERVICES
       550,000   Aalberts Industries                                  25,132
                 FLOW CONTROL & HEAT TREATMENT
       327,000   OPG Groep                                            22,770
                 HEALTHCARE SUPPLIES & PHARMACIES
       230,000   Koninklijke Ten Cate                                 20,674
                 ADVANCED TEXTILES & INDUSTRIAL FABRICS
       684,000   United Services Group                                18,050
                 TEMPORARY STAFFING SERVICES
       400,000   Sligro Food Group                                    16,066
                 FOOD SERVICE & WHOLESALING
       400,000   IMTech                                               13,979
                 TECHNICAL ENGINEERING
       890,000   Unit 4 Aggresso (b)                                  13,581
                 BUSINESS & SECURITY SOFTWARE
       289,000   Smit International                                   13,398
                 HARBOR & OFFSHORE TOWAGE & MARINE SERVICES
----------------------------------------------------------------------------
                                                                     174,549

                 >SWITZERLAND: 4.3%
        95,000   Kuehne & Nagel                                       20,088
                 FREIGHT FORWARDING/LOGISTICS
        25,000   Geberit International                                15,953
                 PLUMBING SUPPLIES
        24,000   Sika (b)                                             14,937
                 CHEMICALS FOR CONSTRUCTION & INDUSTRIAL APPLICATION
         3,000   Pargesa                                              10,933
                 INDUSTRIAL & MEDIA CONGLOMERATE
        30,000   Schindler                                            10,798
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        85,000   Synthes                                               9,302
                 PRODUCTS FOR ORTHOPEDIC SURGERY
        15,000   Givaudan                                              8,700
                 INDUSTRIAL FRAGRANCES & FLAVORS
       119,000   BKW Energie                                           7,437
                 ELECTRIC UTILITY
----------------------------------------------------------------------------
                                                                      98,148

                 >SWEDEN: 2.4%
     1,230,000   Hexagon                                              24,827
                 MEASUREMENT EQUIPMENT & POLYMERS
     1,075,000   Nobia                                                15,601
                 KITCHEN CABINET MANUFACTURING & DISTRIBUTION
       762,000   Gambro                                               10,168
                 PRODUCTS/SERVICES FOR RENAL CARE
       188,000   Sweco (b)                                             3,388
                 NORDIC INFRASTRUCTURE/ENVIRONMENT CONSULTING
----------------------------------------------------------------------------
                                                                      53,984

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SPAIN: 1.7%
     1,357,000   Abengoa                                         $    15,722
                 ENGINEERING & CONSTRUCTION
       620,000   Red Electrica                                        17,113
                 SPANISH POWER GRID
       120,000   Bankinter                                             6,118
                 MORTGAGE LENDER
----------------------------------------------------------------------------
                                                                      38,953

                 >ITALY: 1.4%
     2,120,000   Davide Campari                                       15,490
                 SPIRITS & WINE
       190,000   Amplifon                                             12,055
                 HEARING AID RETAILER
     3,388,000   Ducati Motor (b)                                      4,011
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------
                                                                      31,556

                 >CZECH REPUBLIC: 1.0%
       183,000   Komercni Banka                                       22,922
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >FINLAND: 1.0%
       439,000   Jaakko Poyry                                         13,142
                 ENGINEERING CONSULTANTS IN FORESTRY, ENERGY
       950,000   Sponda                                                9,765
                 OFFICE & WAREHOUSE PROPERTY COMPANY
----------------------------------------------------------------------------
                                                                      22,907

                 >RUSSIAN FEDERATION: 0.9%
       700,000   RBC Information Systems (b)                          11,620
                 FINANCIAL INFORMATION, MEDIA, & IT SERVICES
       370,000   Mechel Steel Group                                    9,398
                 COKING COAL
----------------------------------------------------------------------------
                                                                      21,018

                 >NORWAY: 0.8%
       470,000   Ekornes                                               9,091
                 NICHE FURNITURE MANUFACTURER
       221,000   Orkla                                                 8,103
                 FOOD & DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                      17,194

                 >GREECE: 0.6%
       930,000   Intralot                                             14,187
                 LOTTERY & GAMING SYSTEMS/SERVICES
----------------------------------------------------------------------------

                 >DENMARK: 0.4%
        35,000   Kobenhavns Lufthavne                                  8,285
                 COPENHAGEN AIRPORT AUTHORITY
----------------------------------------------------------------------------

                 >POLAND: 0.2%
       132,000   Central European Distribution (b)                     4,928
                 SPIRITS & WINE DISTRIBUTION

                                                                 -----------
EUROPE: TOTAL                                                      1,354,565
----------------------------------------------------------------------------

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

ASIA: 21.7%
                 >JAPAN: 10.6%
       480,100   Daito Trust Construction                        $    17,928
                 APARTMENT BUILDER
       862,000   Park 24                                              17,028
                 PARKING LOT OPERATOR
     2,900,000   Bank of Yokohama                                     16,664
                 REGIONAL BANK
       301,000   Ito En                                               15,435
                 BOTTLED TEA & OTHER BEVERAGES
       338,000   Hogy Medical                                         15,076
                 DISPOSABLE SURGICAL PRODUCTS
     1,185,000   Wacoal                                               15,035
                 WOMEN'S SPECIALTY APPAREL
       470,000   Meitec                                               14,425
                 STAFFING COMPANY SPECIALIZING IN R&D ENGINEERS
       750,000   Ushio                                                13,291
                 INDUSTRIAL LIGHT SOURCES
       450,000   Shimano                                              12,769
                 BICYCLE COMPONENTS & FISHING TACKLE
        14,465   Jupiter Telecommunications (b)                       12,155
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
       220,000   Fast Retailing                                       11,408
                 APPAREL RETAILER
       110,000   Funai Electric                                       11,247
                 CONSUMER ELECTRONICS
       906,000   Toyo Technica                                        10,380
                 VALUE ADDED RESELLER OF IMPORTED INSTRUMENTATION
     2,248,000   Hiroshima Bank                                       10,219
                 REGIONAL BANK
       450,000   Sato                                                 10,038
                 BAR CODE PRINTERS & SUPPLIES
     1,400,000   Chiba Bank                                            9,185
                 REGIONAL BANK
       450,200   Ain Pharmaciez                                        9,098
                 DISPENSING PHARMACY/DRUGSTORE OPERATOR
     1,500,000   Fukuoka Bank                                          8,857
                 REGIONAL BANK
       380,000   Kappa Create                                          7,920
                 SUSHI CHAIN RESTAURANT OPERATOR
        63,000   Eneserve                                              1,879
                 POWER GENERATORS
        14,000   NIFCO                                                   212
                 MOLDED PLASTIC COMPONENTS
----------------------------------------------------------------------------
                                                                     240,249

                 >TAIWAN: 4.3%
    15,740,000   Phoenixtec Power                                     16,887
                 UNINTERRUPTIBLE POWER SUPPLIES
     6,500,000   Advantech                                            15,319
                 EMBEDDED COMPUTERS
     1,772,600   ASE Test (b)                                         11,416
                 SEMICONDUCTOR PACKAGING & TEST SERVICES
     5,167,000   Springsoft Systems                                   10,740
                 ELECTRONIC DESIGN AUTOMATION SOFTWARE
     9,661,000   Chicony Electronic                                    9,993
                 PC POWER SUPPLIES & KEYBOARDS
     6,000,000   Sunplus Technology                                    8,398
                 FABLESS SEMICONDUCTOR DESIGNER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

     5,300,000   Wah Lee Industrial                              $     7,888
                 DISTRIBUTOR OF CHEMICALS, MATERIALS & EQUIPMENT
     1,800,000   Novatek Microelectronics                              7,654
                 LCD RELATED IC DESIGNER
     8,470,000   Bank of Kaohsiung                                     5,980
                 COMMERCIAL BANKING
     3,010,000   Taiwan Fu Hsing                                       3,380
                 DOOR LOCK MANUFACTURER
----------------------------------------------------------------------------
                                                                      97,655

                 >HONG KONG/CHINA: 2.7%
     6,000,000   Hong Kong Exchanges & Clearing                       15,541
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
    25,000,000   Global Bio-Chem Technology
                 Group (China)                                        15,481
     1,800,000   Global Bio-Chem Technology Group
                 Warrants (China)                                         30
                 REFINER OF CORN-BASED COMMODITIES
     6,000,000   Techtronic Industries                                15,115
                 POWER TOOLS & MOTORIZED APPLIANCES
     9,800,000   Hainan Meilan Airport (China)                         5,573
                 CHINESE AIRPORT OPERATOR
    17,700,000   Linmark                                               5,059
                 SOURCING OF CONSUMER GOODS
    27,480,000   Lerado Group                                          2,898
                 BABY STROLLERS & INFANT CAR SEATS MANUFACTURER
    11,330,000   Ngai Lik Industrial                                   2,235
                 CONSUMER ELECTRONICS MANUFACTURER
----------------------------------------------------------------------------
                                                                      61,932

                 >SOUTH KOREA: 1.2%
       250,000   Hyundai Mobis                                        16,729
                 AUTO PARTS
       100,000   Samsung Fire & Marine                                 8,083
                 NON-LIFE INSURANCE
       200,000   Samyoung Heat Exchange                                3,069
                 POWER PLANT RELATED MACHINERY
----------------------------------------------------------------------------
                                                                      27,881

                 >INDIA: 1.2%
     1,329,000   Housing Development Finance                          26,978
                 PREMIER MORTGAGE LENDER IN INDIA
----------------------------------------------------------------------------

                 >SINGAPORE: 1.1%
    16,000,000   Comfort Del Gro                                      15,993
                 TAXI & MASS TRANSIT SERVICE
    19,500,000   LMA International (b)                                 9,219
                 MEDICAL EQUIPMENT & SUPPLIES
----------------------------------------------------------------------------
                                                                      25,212

                 >INDONESIA: 0.6%
    45,000,000   PT Perusahaan Gas Negara                             13,279
                 GAS PIPELINE OPERATOR
----------------------------------------------------------------------------

                                                                 -----------
ASIA: TOTAL                                                          493,186

----------------------------------------------------------------------------
OTHER COUNTRIES: 8.2%
                 >AUSTRALIA/NEW ZEALAND: 3.9%
     3,000,000   Billabong International                              30,993
                 ACTION SPORTS APPAREL BRAND MANAGER
     3,000,000   Lion Nathan                                          17,247
                 BEER BREWER/DISTRIBUTOR


1-800-922-6769
                                       40

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >AUSTRALIA/NEW ZEALAND--CONTINUED
       350,000     Perpetual Trustees                            $    15,232
                   AUSTRALIAN MUTUAL FUND MANAGER
     3,000,000     Sky City Entertainment
                   (New Zealand)                                       9,323
                   CASINO/ENTERTAINMENT COMPLEX
     3,882,489     Pacific Brands                                      6,670
                   AUSTRALIAN BRANDED APPAREL
       530,000     Major Drilling Group International (b)              5,225
                   MINING EXPLORATION DRILLER
     1,225,000     ABC Learning Center                                 5,187
                   CHILDCARE CENTERS
----------------------------------------------------------------------------
                                                                      89,877

                 >CANADA: 3.6%
       595,000     Talisman Energy                                    22,253
                   OIL & GAS PRODUCER
     1,190,000     Shawcor                                            17,472
                   OIL & GAS PIPELINE PRODUCTS
       450,000     Intrawest                                          10,776
                   OWNER/OPERATOR OF SKI RESORTS
       400,000     Noranda                                             6,851
                   DIVERSIFIED MINING HOLDING COMPANY
     1,100,000     Kinross Gold (b)                                    6,722
                   GOLD MINING
       850,000     Ivanhoe Mines (b)                                   6,593
                   COPPER MINING IN MONGOLIA
       153,100     Petrokazakhstan                                     5,600
                   OIL PRODUCER & REFINER IN KAZAKHSTAN
     2,000,000     Northern Orion Resources (b)                        4,921
                   MINING OF COPPER & GOLD IN ARGENTINA
----------------------------------------------------------------------------
                                                                      81,188

                 >SOUTH AFRICA: 0.7%
       350,000     Edgars Consolidated Stores                         15,183
                   LEADING RETAIL CONGLOMERATE
----------------------------------------------------------------------------

                                                                 -----------
OTHER COUNTRIES: TOTAL                                               186,248

----------------------------------------------------------------------------
LATIN AMERICA: 6.4%
                 >BRAZIL: 2.5%
       640,000     Natura Cosmeticos                                  20,422
                   DIRECT RETAILER OF COSMETICS
     1,000,000     Porto Seguro                                        8,948
                   AUTO & LIFE INSURANCE
   500,000,000     Ultrapar                                            8,741
                   SPECIALTY CHEMICALS & LIQUID PROPANE
                   GAS DISTRIBUTION
       280,000     America Latina Logistics                            8,290
                   RAIL OPERATOR IN BRAZIL & ARGENTINA
     8,800,000     Caemi                                               8,249
                   IRON ORE/KAOLIN PRODUCER
       200,000     Diagnosticos (b)                                    2,710
                   MEDICAL DIAGNOSTIC SERVICES
----------------------------------------------------------------------------
                                                                      57,360

NUMBER OF SHARES OR
PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

                 >MEXICO: 1.6%
       660,000     Grupo Aeroportaurio Del Sureste               $    21,021
                   CANCUN & COZUMEL AIRPORT OPERATOR
     3,000,000     Consorcio ARA                                      10,358
                   AFFORDABLE HOUSING BUILDER
     1,000,000     URBI Desarrollo (b)                                 5,490
                   AFFORDABLE HOUSING BUILDER
----------------------------------------------------------------------------
                                                                      36,869

                 >ARGENTINA: 1.2%
       340,000     Tenaris                                            26,612
                   STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------

                 >CHILE: 1.1%
       160,000     Sociedad Quimica Y Minera
                   de Chile                                           16,000
                   PRODUCER OF SPECIALTY FERTILIZERS, LITHIUM &
                     IODINE
       300,000     CorpBanca                                           7,830
                   CONSUMER & SME BANKING
----------------------------------------------------------------------------
                                                                      23,830

                                                                 -----------
LATIN AMERICA: TOTAL                                                 144,671

TOTAL COMMON STOCKS AND OTHER                                    -----------
   EQUITY-LIKE SECURITIES: 96.0%                                   2,178,670
   (COST: $1,527,519)

----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 3.7%
$       34,000   Citigroup Funding 3.10% -
                 Due 7/1/05                                           34,000
        30,000   LaSalle Bank 3.20% - Due 7/5/05                      29,989
        19,046   Repurchase Agreement with
                    State Street Bank & Trust dated 6/30/05, due
                    7/1/05 at 3.00% collateralized by Federal
                    National Mortgage Association Notes, maturing
                    3/24/08 market value $19,429 (repurchase
                    proceeds: $19,048)                                19,046
----------------------------------------------------------------------------
                    (AMORTIZED COST: $83,035)                         83,035

                                                                 -----------
TOTAL INVESTMENTS: 99.7%                                           2,261,705
   (COST: $1,610,554)(a)(c)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.3%                           6,552

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $ 2,268,257
============================================================================

COLUMBIA ACORN INTERNATIONAL
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

----------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At June 30, 2005, for federal income tax purpose cost of investments was $1,610,554 and net unrealized appreciation was $651,151 consisting of gross unrealized appreciation of $710,929 and gross unrealized depreciation of $59,778.

(b)   Non-income producing security.

(c) On June 30, 2005, the Fund's total investments were denominated in currencies as follows:

                                                         % OF
                                                        TOTAL
      CURRENCY                            VALUE    NET ASSETS
      =======================================================
      Euro                         $    863,991          38.1%
      British Pounds                    264,098          11.6
      Japanese Yen                      240,249          10.6
      US Dollar                         197,460           8.7
      Other currencies less than
      5% of total net assets            695,907          30.7
                                   ------------         -----
                                   $  2,261,705          99.7%
                                   ============         =====


1-800-922-6769
                                       42

COLUMBIA ACORN INTERNATIONAL
      >PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                    $   108,960                 4.8%
Industrial Materials                              96,862                 4.3
Conglomerates                                     76,614                 3.4
Steel                                             60,207                 2.6
Construction                                      59,401                 2.6
Machinery                                         51,243                 2.3
Specialty Chemicals                               48,378                 2.1
Outsourcing & Training Services                   44,616                 2.0
Electrical Components                             28,496                 1.2
Industrial Distribution                           27,194                 1.2
----------------------------------------------------------------------------
                                                 601,971                26.5

>CONSUMER GOODS/SERVICES
Apparels                                          72,518                 3.2
Food                                              55,704                 2.5
Beverages                                         48,172                 2.1
Retail                                            47,744                 2.1
Gaming                                            35,972                 1.6
Other Consumer Services                           32,194                 1.4
Durables Goods                                    31,895                 1.4
Nondurables                                       28,525                 1.3
Travel                                            25,739                 1.1
Furniture & Textiles                              24,692                 1.1
Consumer Electronics                              11,247                 0.5
Casinos                                            9,323                 0.4
Restaurants                                        7,920                 0.4
Consumer Goods Distribution                        4,928                 0.2
Leisure Products                                   3,232                 0.1
----------------------------------------------------------------------------
                                                 439,805                19.4

>FINANCE
Banks                                            150,190                 6.6
Other Finance Companies                           79,489                 3.5
Savings & Loans                                   33,096                 1.5
Insurance                                         32,327                 1.4
Money Management                                  19,285                 0.8
----------------------------------------------------------------------------
                                                 314,387                13.8

                                              VALUE (000)            PERCENT
----------------------------------------------------------------------------

>INFORMATION
Computer Hardware &
    Related Equipment                        $    64,666                 2.9%
Business Information &
    Marketing Services                            35,227                 1.6
Satellite Broadcasting                            29,803                 1.3
Financial Processors                              29,194                 1.3
Semiconductors &
    Related Equipment                             27,468                 1.2
Business Software                                 24,321                 1.1
Television Broadcasting                           22,148                 1.0
Instrumentation                                   20,996                 0.9
Internet Related                                  14,566                 0.6
Cable Television                                  12,155                 0.5
Computer Services                                 11,620                 0.5
Electronics Distribution                           7,888                 0.3
Publishing                                         6,143                 0.3
Contract Manufacturing                             2,235                 0.1
----------------------------------------------------------------------------
                                                 308,430                13.6

>ENERGY/MINERALS
Oil Services                                      71,427                 3.1
Mining                                            50,421                 2.2
Oil/Gas Producers                                 49,520                 2.2
Agricultural Commodities                          15,511                 0.7
Refining/Marketing/Distribution                   15,207                 0.7
Non-Ferrous Metals                                11,947                 0.5
Independent Power                                  1,879                 0.1
----------------------------------------------------------------------------
                                                 215,912                 9.5

>HEALTH CARE
Hospital Management                               42,548                 1.9
Services                                          32,938                 1.5
Pharmaceuticals                                   30,203                 1.3
Medical Equipment                                 28,048                 1.2
Hospital/ Laboratory Supplies                     17,786                 0.8
----------------------------------------------------------------------------
                                                 151,523                 6.7

>OTHER INDUSTRIES
Transportation                                    79,160                 3.5
Real Estate                                       35,955                 1.6
Regulated Utilities                               31,527                 1.4
----------------------------------------------------------------------------
                                                 146,642                 6.5

TOTAL COMMON STOCKS AND                      -------------------------------
   OTHER EQUITY-LIKE SECURITIES                2,178,670                96.0

SHORT-TERM OBLIGATIONS                            83,035                 3.7
                                             -------------------------------
TOTAL INVESTMENTS                              2,261,705                99.7

CASH AND OTHER ASSETS
   LESS LIABILITIES                                6,552                 0.3

                                             -------------------------------
NET ASSETS                                   $ 2,268,257               100.0%
============================================================================

COLUMBIA ACORN USA
      >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                     NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

ADDITIONS
----------------------------------------------------------------------------
      INFORMATION
American Tower                                    40,000             490,000
Navigant Consulting                                    0              98,300
Novell                                         1,330,000           1,850,000
Salem Communications                             293,100             393,100
SSA Global Technologies                                0             218,500
Tellabs                                          200,000             975,000

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
HNI                                               60,000             100,000
International Speedway Motors                    241,300             271,300

----------------------------------------------------------------------------
      HEALTH CARE
Advanced Medical Optics                                0              94,171
Arrow International                                    0             100,000
Charles River Laboratories                        40,000             220,000
Intermagnetics General                                 0              75,000
Neurocrine Biosciences                           155,000             175,000
Serologicals                                           0             405,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
Layne Christensen                                156,700             242,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Genlyte Group                                    244,000             308,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Nordson                                           40,100             211,800
Quanta Services                                  300,000             400,000
Spartech                                         125,000             287,500

----------------------------------------------------------------------------
      OTHER INDUSTRIES
Heartland Express                                      0              87,800

                                                      NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

SALES
----------------------------------------------------------------------------
      INFORMATION
Mediacom Communications                          300,000                   0

----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Urban Outfitters                                  48,200                   0

----------------------------------------------------------------------------
      HEALTH CARE
CTI Molecular Imaging                            245,000                   0
VISX                                             170,600                   0

----------------------------------------------------------------------------
      ENERGY/MINERALS
Equitable Resources                               85,600              55,600
Quicksilver Resources                            540,000             350,000
Range Resources                                   75,000                   0

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Hub Group                                        206,000                   0
Insurance Auto                                    41,900                   0


1-800-922-6769
                                       44

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                     COMMON STOCKS AND OTHER
                                               EQUITY-LIKE SECURITIES: 90.5%
----------------------------------------------------------------------------
INFORMATION: 27.4%
                 >TELECOMMUNICATION SERVICES: 7.3%
       652,000   Western Wireless (b)                            $    27,580
                 RURAL CELLULAR PHONE SERVICES
     1,005,000   Crown Castle International (b)                       20,422
                 COMMUNICATION TOWERS
       333,800   Commonwealth Telephone                               13,990
                 RURAL PHONE FRANCHISES & CLEC
       490,000   American Tower (b)                                   10,300
                 COMMUNICATION TOWERS IN USA & MEXICO
        10,000   Telephone & Data Systems                                408
        10,000   Telephone & Data Systems Cl. S                          383
                 CELLULAR & TELEPHONE SERVICES
----------------------------------------------------------------------------
                                                                      73,083

                 >BUSINESS/CONSUMER SOFTWARE: 7.3%
       501,200   Micros Systems (b)                                   22,429
                 INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS
     1,850,000   Novell (b)                                           11,470
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
       974,000   JDA Software Group (b)                               11,084
                 APPLICATIONS/SOFTWARE & SERVICES FOR RETAILERS
       266,650   Kronos (b)                                           10,770
                 LABOR MANAGEMENT SOLUTIONS
       473,500   MRO Software (b)                                      6,918
                 ENTERPRISE MAINTENANCE SOFTWARE
       260,000   Aspect Communications (b)                             2,920
                 CALL CENTER SOFTWARE
       218,500   SSA Global Technologies (b)                           2,622
                 ENTERPRISE RESOURCE PLANNING (ERP) SOFTWARE
       653,200   E.Piphany (b)                                         2,273
                 CRM SOFTWARE
        60,000   Maximus                                               2,117
                 OUTSOURCER FOR GOVERNMENT
----------------------------------------------------------------------------
                                                                      72,603

                 >COMPUTER HARDWARE/
                  SEMICONDUCTORS/RELATED
                  EQUIPMENT: 3.8%
       365,300   Integrated Circuit Systems (b)                        7,540
                 SILICON TIMING DEVICES
       260,000   Unova (b)                                             6,924
                 BARCODE & WIRELESS LAN SYSTEMS
       570,000   Symbol Technologies                                   5,626
                 MOBILE COMPUTERS & BARCODE SCANNERS
       445,000   Entegris (b)                                          4,406
                 SEMICONDUCTOR WAGER SHIPPING & HANDLING
                   PRODUCTS
        99,000   Zebra Technologies (b)                                4,335
                 BAR CODE PRINTERS
       424,100   SeaChange International (b)                           2,977
                 SYSTEMS FOR VIDEO ON DEMAND & AD INSERTION
       100,000   Belden CDT                                            2,120
                 SPECIALTY CABLE
        70,000   Littelfuse (b)                                        1,950
                 LITTLE FUSES
        40,000   Rogers (b)                                            1,622
                 PCB LAMINATES & HIGH PERFORMANCE FOAMS
----------------------------------------------------------------------------
                                                                      37,500

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BROADCASTING: 2.1%
       393,100   Salem Communications (b)                        $     7,799
                 RADIO STATIONS FOR RELIGIOUS PROGRAMMING
       695,000   Spanish Broadcasting (b)                              6,943
                 SPANISH LANGUAGE RADIO STATIONS
       610,000   Entravision Communications (b)                        4,752
                 SPANISH LANGUAGE TV, RADIO & OUTDOOR
       138,500   Gray Television                                       1,670
                 MID MARKET AFFILIATED TV STATIONS
----------------------------------------------------------------------------
                                                                      21,164

                 >TELECOMMUNICATIONS EQUIPMENT: 1.8%
       975,000   Tellabs (b)                                           8,483
                 TELECOMMUNICATIONS EQUIPMENT
       480,000   Andrew (b)                                            6,125
                 WIRELESS INFRASTRUCTURE EQUIPMENT
       300,000   Symmetricom (b)                                       3,111
                 NETWORK TIMING & SYNCHRONIZATION DEVICES
----------------------------------------------------------------------------
                                                                      17,719

                 >TRANSACTION PROCESSORS: 1.6%
       211,640   Global Payments                                      14,349
                 CREDIT CARD PROCESSOR
       143,100   Pegasus Systems (b)                                   1,596
                 TRANSACTION PROCESSOR FOR HOTEL INDUSTRY
----------------------------------------------------------------------------
                                                                      15,945

                 >BUSINESS INFORMATION/BUSINESS
                  SERVICES/PUBLISHING: 1.1%
       102,800   Getty Images (b)                                      7,634
                 PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA
        90,000   Ceridian (b)                                          1,753
                 HR SERVICES & PAYMENT PROCESSING
        98,300   Navigant Consulting (b)                               1,736
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                      11,123

                 >COMPUTER SERVICES: 0.8%
     1,005,500   AnswerThink Consulting (b)                            3,570
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
       786,000   RCM Technologies (b)(c)                               3,333
                 TECHNOLOGY ENGINEERING SERVICES
       200,000   Igate Capital (b)                                       716
                 I/T & BPO OUTSOURCING SERVICES
----------------------------------------------------------------------------
                                                                       7,619

                 >INTERNET: 0.7%
       460,600   DoubleClick (b)                                       3,864
                 INTERNET ADVERTISING & DIRECT MARKETING
                   STATISTICAL DATA
       285,000   ValueClick (b)                                        3,514
                 INTERNET ADVERTISING
----------------------------------------------------------------------------
                                                                       7,378

                 >INSTRUMENTATION: 0.4%
        90,000   Trimble Navigation (b)                                3,507
                 GPS-BASED INSTRUMENTS
----------------------------------------------------------------------------

                 >ELECTRONICS DISTRIBUTION: 0.3%
        60,000   CDW                                                   3,425
                 TECHNOLOGY RESELLER
----------------------------------------------------------------------------

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >CONTRACT MANUFACTURING: 0.2%
       117,700   Plexus (b)                                      $     1,675
                 ELECTRONIC MANUFACTURING SERVICES
----------------------------------------------------------------------------

                                                                 -----------
INFORMATION: TOTAL                                                   272,741

----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 18.0%
                 >RETAIL: 8.0%
       285,000   Abercrombie & Fitch                                  19,579
                 TEEN APPAREL RETAILER
       435,750   Aeropostale (b)                                      14,641
                 MALL BASED TEEN RETAILER
       360,000   Petco Animal Supplies (b)                            10,555
                 PET SUPPLIES & SERVICES
       230,000   Chico's FAS (b)                                       7,884
                 WOMEN'S SPECIALTY RETAILER
       393,750   Christopher & Banks                                   7,190
                 WOMEN'S APPAREL RETAILER
       212,500   Ann Taylor (b)                                        5,159
                 WOMEN'S APPAREL RETAILER
       100,000   Michaels Stores                                       4,137
                 CRAFT & HOBBY SPECIALTY RETAILER
        95,000   Genesco (b)                                           3,524
                 MULTI-CONCEPT BRANDED FOOTWEAR RETAILER
       100,000   Sports Authority (b)                                  3,180
                 SPORTING GOODS STORES
       141,200   Brookstone (b)                                        2,666
                 SPECIALTY CONSUMER PRODUCT RETAILER
        60,000   West Marine (b)                                       1,084
                 LARGEST RETAILER OF BOATING SUPPLIES
----------------------------------------------------------------------------
                                                                      79,599

                 >CONSUMER SERVICES: 4.0%
       396,000   ITT Educational Services (b)                         21,154
                 POSTSECONDARY DEGREE PROGRAMS
       435,000   Coinstar (b)                                          9,870
                 OWNER/OPERATOR OF COIN COUNTING MACHINES
       371,700   Central Parking                                       5,111
                 OWNER, OPERATOR & MANAGER OF PARKING LOTS &
                   GARAGES
        60,000   Weight Watchers (b)                                   3,097
                 WEIGHT LOSS PROGRAMS
----------------------------------------------------------------------------
                                                                      39,232

                 >ENTERTAINMENT/LEISURE PRODUCTS: 1.8%
       271,300   International Speedway Motors                        15,263
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
       195,000   Callaway Golf                                         3,009
                 PREMIUM GOLF CLUBS & BALLS
----------------------------------------------------------------------------
                                                                      18,272

                 >APPAREL: 1.7%
       194,200   Oxford Industries                                     8,360
                 BRANDED & PRIVATE LABEL APPAREL
       168,000   Coach (b)                                             5,640
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
       134,000   Steven Madden (b)                                     2,380
                 WHOLESALER/RETAILER OF FASHION FOOTWEAR
----------------------------------------------------------------------------
                                                                      16,380

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >NONDURABLES: 1.3%
       177,200   Scotts Company (b)                              $    12,618
                 CONSUMER LAWN & GARDEN PRODUCTS
        38,900   Prestige Brands (b)                                     759
                 OTC, HOUSEHOLD & PERSONAL CARE PRODUCTS
----------------------------------------------------------------------------
                                                                      13,377

                 >FURNITURE: 1.1%
       100,000   HNI                                                   5,115
                 OFFICE FURNITURE & FIREPLACES
        85,000   Herman Miller                                         2,621
                 OFFICE FURNITURE
        60,000   American Woodmark                                     1,801
                 KITCHEN CABINET MANUFACTURER
        20,000   Mohawk Industries (b)                                 1,650
                 CARPET & FLOORING
----------------------------------------------------------------------------
                                                                      11,187

                 >FOOD & BEVERAGES: 0.1%
        37,000   NBTY (b)                                                960
                 VITAMINS & SUPPLEMENTS
----------------------------------------------------------------------------

                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                       179,007

----------------------------------------------------------------------------
HEALTH CARE: 14.2%
                 >MEDICAL EQUIPMENT: 5.4%
       573,000   Edwards Lifesciences (b)                             24,650
                 HEART VALVES
       221,300   Diagnostic Products                                  10,474
                 IMMUNODIAGNOSTIC KITS
       220,000   Viasys Healthcare (b)                                 4,970
                 RESPIRATORY & NEUROLOGY MEDICAL EQUIPMENT
        94,171   Advanced Medical Optics (b)                           3,743
                 MEDICAL DEVICES FOR EYE CARE
       115,700   ICU Medical (b)                                       3,722
                 INTRAVENOUS THERAPY PRODUCTS
       100,000   Arrow International                                   3,190
                 DISPOSABLE CATHETERS
        75,000   Intermagnetics General (b)                            2,307
                 MRI EQUIPMENT
----------------------------------------------------------------------------
                                                                      53,056

                 >SERVICES: 4.8%
       220,000   Charles River Laboratories (b)                       10,615
                 PHARMACEUTICAL RESEARCH
       246,800   Lincare Holdings (b)                                 10,079
                 HOME HEALTH CARE SERVICES
       133,250   Coventry Health Care (b)                              9,427
                 PPO NETWORK
       405,000   Serologicals (b)                                      8,606
                 BLOOD COLLECTION & ANTIBODY PRODUCTION
       423,800   NDCHealth Group                                       7,616
                 HEALTH CLAIMS PROCESSING & DRUG MARKETING
                   SERVICES
       100,000   Dendrite International (b)                            1,380
                 SOFTWARE FOR PHARMACEUTICAL SALES FORCE
----------------------------------------------------------------------------
                                                                      47,723


1-800-922-6769
                                       46

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >BIOTECHNOLOGY/DRUG DELIVERY: 2.2%
       175,000   Neurocrine Biosciences (b)                      $     7,361
                 DRUGS FOR SLEEP, DIABETES, MS & ENDOMETRIOSIS
       360,000   Nektar Therapeutics (b)                               6,062
                 DRUG DELIVERY TECHNOLOGIES
       260,000   AtheroGenics (b)                                      4,155
                 DRUGS FOR ATHEROSCLEROSIS, RHEUMATOID
                   ARTHRITIS, ASTHMA
       315,000   Ligand Pharmaceuticals (b)                            2,189
                 DRUGS FOR PAIN, CANCER, OSTEOPOROSIS, &
                   DIABETES
       300,000   Lexicon Genetics (b)                                  1,482
                 DRUG DISCOVERY
       375,000   Locus Discovery, Series D, Pfd. (d)(e)                  750
                 HIGH THROUGHPUT RATIONAL DRUG DESIGN
       363,636   Metabolex, Series F (d)(e)                               53
                 DRUGS FOR DIABETES
----------------------------------------------------------------------------
                                                                      22,052

                 >MEDICAL SUPPLIES: 1.0%
       222,800   Techne (b)                                           10,229
                 CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
                   SCIENCES
----------------------------------------------------------------------------

                 >PHARMACEUTICALS: 0.8%
       245,500   Par Pharmaceuticals (b)                               7,809
                 GENERICS
----------------------------------------------------------------------------

                                                                 -----------
HEALTH CARE: TOTAL                                                   140,869

----------------------------------------------------------------------------
ENERGY/MINERALS: 11.8%
                 >OIL SERVICES: 6.1%
       635,000   Chicago Bridge & Iron                                14,516
                 ENGINEERING & CONSTRUCTION FOR PETROCHEMICALS
                  & LNG
       401,700   FMC Technologies (b)                                 12,842
                 OIL & GAS WELL HEAD MANUFACTURER
       300,000   Pride International (b)                               7,710
                 OFFSHORE DRILLING CONTRACTOR
       941,000   Newpark Resources (b)                                 7,058
                 DRILLING FLUID SERVICES TO OIL & GAS INDUSTRY
       242,000   Layne Christensen (b)                                 4,807
                 WATER/MINERAL DRILLER & COAL SEAM GAS PRODUCER
       355,000   Hanover Compressor (b)                                4,086
                 NATURAL GAS COMPRESSOR RENTAL
       266,800   Pioneer Drilling (b)                                  4,071
                 OIL & GAS WELL DRILLER
        51,000   Carbo Ceramics                                        4,027
                 NATURAL GAS WELL STIMULANTS
       135,000   Key Energy Services (b)                               1,634
                 OIL & GAS WELL WORKOVER SERVICES
----------------------------------------------------------------------------
                                                                      60,751

                 >OIL & GAS PRODUCERS: 4.0%
       350,000   Quicksilver Resources (b)                            22,376
                 NATURAL GAS & COAL SEAM GAS PRODUCER
       272,000   Western Gas                                           9,493
                 OIL & COAL SEAM GAS PRODUCER
       104,200   Southwestern Energy (b)                               4,895
                 NATURAL GAS PRODUCER
       450,000   Vaalco Energy (b)                                     1,557
                 OIL & GAS PRODUCER

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >OIL & GAS PRODUCERS--CONTINUED
        70,000   McMoran Exploration (b)                         $     1,366
                 NATURAL GAS PRODUCERS & LNG DEVELOPER
----------------------------------------------------------------------------
                                                                      39,687

                 >DISTRIBUTION/MARKETING/REFINING: 1.7%
       245,000   Oneok                                                 7,999
                 NATURAL GAS UTILITY, MARKETING & PROCESSING
       193,000   Atmos Energy                                          5,558
                 NATURAL GAS UTILITY
        55,600   Equitable Resources                                   3,781
                 NATURAL GAS PRODUCER & UTILITY
----------------------------------------------------------------------------
                                                                      17,338
                                                                 -----------
ENERGY/MINERALS: TOTAL                                               117,776

----------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES: 9.7%
                 >MACHINERY: 5.0%
       282,000   Esco Technologies (b)                                28,426
                 FILTRATION & TEST EQUIPMENT
       194,000   Pentair                                               8,305
                 PUMPS, WATER TREATMENT & TOOLS
       211,800   Nordson                                               7,261
                 DISPENSING SYSTEMS FOR ADHESIVES & COATINGS
       110,000   Ametek                                                4,603
                 AEROSPACE/INDUSTRIAL INSTRUMENTS
        50,000   Kaydon                                                1,392
                 SPECIALIZED FRICTION & MOTION CONTROL PRODUCTS
----------------------------------------------------------------------------
                                                                      49,987

                 >INDUSTRIAL GOODS: 1.6%
       308,000   Genlyte Group (b)                                    15,012
                 COMMERCIAL LIGHTING FIXTURES
        25,000   Donaldson                                               758
                 INDUSTRIAL AIR FILTRATION
----------------------------------------------------------------------------
                                                                      15,770

                 >WATER: 1.0%
       134,000   Cuno (b)                                              9,573
                 FILTRATION & FLUIDS CLARIFICATION
----------------------------------------------------------------------------

                 >CONSTRUCTION: 0.8%
       112,700   Florida Rock Industries                               8,267
                 CONCRETE & AGGREGATES
----------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS/INDUSTRIAL
                  MATERIALS: 0.5%
       287,500   Spartech                                              5,118
                 PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES: 0.4%
       400,000   Quanta Services (b)                                   3,520
                 ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                 >INDUSTRIAL DISTRIBUTION: 0.3%
       113,000   Nuco2 (b)                                             2,901
                 BULK CO2 GAS DISTRIBUTION TO RESTAURANTS
----------------------------------------------------------------------------

COLUMBIA ACORN USA
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >INDUSTRIAL SERVICES: 0.1%
        95,000   Clark                                           $     1,361
                 EXECUTIVE COMPENSATION & BENEFITS CONSULTING
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                      96,497

----------------------------------------------------------------------------
FINANCE: 8.7%
                 >FINANCE COMPANIES: 4.4%
     1,091,500   AmeriCredit (b)                                      27,833
                 AUTO LENDING
       520,200   World Acceptance (b)                                 15,632
                 PERSONAL LOANS
----------------------------------------------------------------------------
                                                                      43,465

                 >INSURANCE: 2.6%
       430,000   HCC Insurance Holdings                               16,284
                 SPECIALTY INSURANCE
        14,000   Markel (b)                                            4,746
                 SPECIALTY INSURANCE
        35,000   Philadelphia Consolidated Holding (b)                 2,967
                 SPECIALTY INSURANCE
        91,000   United America Indemnity (b)                          1,564
                 SPECIALTY INSURANCE
----------------------------------------------------------------------------
                                                                      25,561

                 >BANKS: 1.3%
       263,000   TCF Financial                                         6,806
                 GREAT LAKES BANK
       197,656   Chittenden                                            5,376
                 VERMONT & WESTERN MASSACHUSETTS BANK
        20,000   First Financial BankShares                              677
                 WEST TEXAS BANK
        30,000   West Bancorporation                                     564
                 DES MOINES COMMERCIAL BANK
----------------------------------------------------------------------------
                                                                      13,423

                 >SAVINGS & LOAN: 0.4%
       116,400   Anchor Bancorp Wisconsin                              3,522
                 WISCONSIN THRIFT
----------------------------------------------------------------------------

                                                                 -----------
FINANCE: TOTAL                                                        85,971

----------------------------------------------------------------------------

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                                        VALUE (000)
----------------------------------------------------------------------------

OTHER INDUSTRIES: 0.7%
                 >REAL ESTATE: 0.2%
       100,000     Crescent Real Estate Equities                 $     1,875
                   CLASS A OFFICE BUILDINGS
        35,000     Highland Hospitality                                  366
                   HOTEL REAL ESTATE INVESTMENT TRUST
----------------------------------------------------------------------------
                                                                       2,241

                 >REGULATED UTILITIES: 0.2%
        90,000     Northeast Utilities                                 1,877
                   REGULATED ELECTRIC UTILITY
----------------------------------------------------------------------------

                 >LOGISTICS: 0.2%
        87,800     Heartland Express                                   1,706
                   REGIONAL DRY VAN TRUCKER
----------------------------------------------------------------------------

                 >WASTE MANAGEMENT: 0.1%
        42,800     Waste Connections (b)                               1,596
                   SOLID WASTE MANAGEMENT
----------------------------------------------------------------------------

                                                                 -----------
OTHER INDUSTRIES: TOTAL                                                7,420

                                                                 -----------
TOTAL COMMON STOCKS AND OTHER                                        900,281
  EQUITY-LIKE SECURITIES: 90.5%
   (COST: $601,302)

SHORT-TERM OBLIGATIONS: 9.8%
$       33,000   Citigroup Funding 3.10% -
                 Due 7/1/05                                           33,000
        33,000   LaSalle Bank 3.20% - Due 7/5/05                      32,989
        28,000   Verizon Network 3.26% -
                 Due 7/8/05                                           27,982
         3,283   Repurchase Agreement with State
                   Street Bank & Trust dated 6/30/05, due
                   7/01/05 at 3.00% collateralized by Federal
                   Home Loan Mortgage Association Notes,
                   maturing 3/24/08 market value $3,351
                   (repurchase proceeds: $3,283)                       3,283
----------------------------------------------------------------------------
                    (AMORTIZED COST: $97,254)                         97,254

                                                                 -----------
TOTAL INVESTMENTS: 100.3%                                            997,535
   (COST: $698,556)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.3)%                        (3,136)

                                                                 -----------
TOTAL NET ASSETS: 100%                                           $   994,399
============================================================================


1-800-922-6769
                                       48

--------------------------------------------------------------------------------
>Notes to Statement of Investments (in thousands)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $698,556 and net unrealized appreciation was $298,979 consisting of gross unrealized appreciation of $332,259 and gross unrealized depreciation of $33,280.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      RCM Technologies                 6.90%

      The aggregate cost and value of this company at June 30, 2005, was $5,636 and $3,333, respectively. Investments in affiliate companies represent 0.3% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005, were as follows:

                 Dividend Income                           $        --
                 Net realized gain or loss                 $        --
                 Change in unrealized gain or loss         $      (622)

                 Purchases                                 $        --
                 Proceeds from sales                       $        --

(d) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At June 30, 2005, these securities were illiquid. At June 30, 2005, these securities (in thousands) amounted to $803 which represents 0.1% of total net assets.

      Additional information on these securities is as follows:


                                  ACQUISITION
SECURITY                             DATES      SHARES (000)  COST (000)   VALUE (000)
--------------------------------------------------------------------------------------
Locus Discovery, Series D, Pfd.    09/05/01              375    $1,500           $ 750
Metabolex, Series F                05/11/00              364     2,000              53
                                                                ------           -----
                                                                $3,500           $ 803
                                                                ======           =====


(e) Represents fair value as determined in good faith under procedures by the Board of Trustees.

COLUMBIA ACORN INTERNATIONAL SELECT
      >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

ADDITIONS
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Compass Group                                    220,000             400,000
Grafton Group (Ireland)                           70,000             105,000
William Hill                                           0              80,000

>SWITZERLAND
BKW Energie                                            0              11,200
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>SWEDEN
Gambro                                                 0              38,900

----------------------------------------------------------------------------
      ASIA

>JAPAN
Ito En                                            12,000              32,800

                                                      NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

SALES
----------------------------------------------------------------------------
      EUROPE

>UNITED KINGDOM/IRELAND
Anglo Irish Bank (Ireland)                       282,442             244,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)

>ITALY
Autogrill                                         70,000                   0

----------------------------------------------------------------------------
      ASIA

>JAPAN
Fast Retailing                                    11,500                   0
Olympus Optical                                   23,000                   0

----------------------------------------------------------------------------
      OTHER COUNTRIES

>CANADA
Noranda                                           50,000                   0


1-800-922-6769
                                       50

COLUMBIA ACORN INTERNATIONAL SELECT
      >STATEMENT OF INVESTMENTS (UNAUDITED) JUNE 30, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 95.7%
----------------------------------------------------------------------------
EUROPE: 60.3%
                 >UNITED KINGDOM/IRELAND: 22.4%
       244,000   Anglo Irish Bank (Ireland)                      $     3,022
                 SMALL BUSINESS & MIDDLE MARKET BANKING
       192,000   Exel                                                  2,907
                 GLOBAL LOGISTICS & FREIGHT FORWARDING
       132,000   Depfa Bank (Ireland)                                  2,109
                 INTERNATIONAL PUBLIC SECTOR FINANCE
       130,000   IAWS (Ireland)                                        1,816
                 MANUFACTURER OF BAKED GOODS
       400,000   Compass Group                                         1,678
                 INTERNATIONAL CONCESSION & CONTRACT CATERER
       105,000   Grafton Group (Ireland) (b)                           1,215
                 BUILDING MATERIALS, WHOLESALING & DIY RETAILING
        80,000   William Hill                                            770
                 LARGEST BOOKMAKER
        80,000   British Sky Broadcasting                                754
                 DIGITAL SATELLITE BROADCASTING
        40,000   Intermediate Capital                                    746
                 EUROPEAN PROVIDER OF MEZZANINE CAPITAL
        25,000   Kerry (Ireland)                                         617
                 FOOD INGREDIENTS
        17,000   Cobham                                                  431
                 AEROSPACE COMPONENTS
----------------------------------------------------------------------------
                                                                      16,065

                 >FRANCE/BELGIUM: 13.2%
        33,000   Neopost                                               2,900
                 POSTAGE METER MACHINES
       170,000   SES Global                                            2,559
                 SATELLITE BROADCASTING SERVICES
        27,000   Imerys                                                1,856
                 INDUSTRIAL MINERALS PRODUCER
        34,000   Belgacom (Belgium)                                    1,158
                 TELECOM SERVICE PROVIDER
        14,500   Essilor International                                   987
                 EYEGLASS LENSES
----------------------------------------------------------------------------
                                                                       9,460

                 >SWITZERLAND: 12.1%
        10,200   Kuehne & Nagel                                        2,157
                 FREIGHT FORWARDING/LOGISTICS
        14,000   Swatch Group                                          1,959
                 WATCH & ELECTRONICS MANUFACTURER
         1,900   Geberit International                                 1,212
                 PLUMBING SUPPLIES
        10,000   Synthes                                               1,094
                 PRODUCTS FOR ORTHOPEDIC SURGERY
         2,300   Schindler                                               828
                 ELEVATOR MANUFACTURER & SERVICE PROVIDER
        11,200   BKW Energie                                             700
                 ELECTRIC UTILITY
         1,200   Givaudan                                                696
                 INDUSTRIAL FRAGRANCES & FLAVORS
----------------------------------------------------------------------------
                                                                       8,646

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >NORWAY: 3.6%
       157,500   Den Norske Bank                                 $     1,632
                 LARGEST NORWEGIAN BANK
        26,000   Orkla                                                   953
                 FOOD & DIVERSIFIED CONSUMER GOODS
----------------------------------------------------------------------------
                                                                       2,585

                 >CZECH REPUBLIC: 2.9%
        16,840   Komercni Banka                                        2,109
                 LEADING CZECH UNIVERSAL BANK
----------------------------------------------------------------------------

                 >SPAIN: 2.8%
        73,000   Red Electrica                                         2,015
                 SPANISH POWER GRID
----------------------------------------------------------------------------

                 >GERMANY: 2.6%
        13,000   Deutsche Boerse                                       1,014
                 TRADING, CLEARING & SETTLEMENT SERVICES
                 FOR FINANCIAL MARKETS
        12,000   Rhoen-Klinikum                                          830
                 HOSPITAL MANAGEMENT
----------------------------------------------------------------------------
                                                                       1,844

                 >SWEDEN: 0.7%
        38,900   Gambro                                                  519
                 PRODUCTS/SERVICES FOR RENAL CARE
----------------------------------------------------------------------------

                                                                 -----------
EUROPE: TOTAL                                                         43,243

----------------------------------------------------------------------------
ASIA: 23.7%
                 >JAPAN: 17.4%
        68,000   Shimano                                               1,930
                 BICYCLE COMPONENTS & FISHING TACKLE
        16,200   Hoya                                                  1,861
                 OPTO-ELECTRICAL COMPONENTS & EYEGLASS LENSES
        48,000   Daito Trust Construction                              1,792
                 APARTMENT BUILDER
        32,800   Ito En                                                1,682
                 BOTTLED TEA & OTHER BEVERAGES
         1,627   Jupiter Telecommunications (b)                        1,367
                 LARGEST CABLE SERVICE PROVIDER IN JAPAN
        77,000   Ushio                                                 1,365
                 INDUSTRIAL LIGHT SOURCES
        11,000   Funai Electric                                        1,125
                 CONSUMER ELECTRONICS
       181,800   Hiroshima Bank                                          826
                 REGIONAL BANK
        94,000   Bank of Yokohama                                        540
                 REGIONAL BANK
----------------------------------------------------------------------------
                                                                      12,488

                 >HONG KONG/CHINA: 4.1%
       650,000   Hong Kong Exchanges & Clearing                        1,684
                 HONG KONG EQUITY & DERIVATIVES OPERATOR
     2,000,000   Global Bio-Chem Technology
                 Group (China)                                         1,239
                 REFINER OF CORN-BASED COMMODITIES
----------------------------------------------------------------------------
                                                                       2,923

COLUMBIA ACORN INTERNATIONAL SELECT
      >STATEMENT OF INVESTMENTS (UNAUDITED), CONTINUED

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >SINGAPORE: 2.2%
     1,600,000   Comfort Del Gro                                 $     1,599
                 TAXI & MASS TRANSIT SERVICE
----------------------------------------------------------------------------

                                                                 -----------
ASIA: TOTAL                                                           17,010

----------------------------------------------------------------------------
OTHER COUNTRIES: 7.7%
                 >CANADA: 5.0%
       300,000   Kinross Gold (b)                                      1,833
                 GOLD MINING
        47,000   Talisman Energy                                       1,758
                 OIL & GAS PRODUCER
----------------------------------------------------------------------------
                                                                       3,591

                 >AUSTRALIA: 2.7%
       330,000   Lion Nathan                                           1,897
                 BEER BREWER/DISTRIBUTOR
----------------------------------------------------------------------------

                                                                 -----------
OTHER: TOTAL                                                           5,488

----------------------------------------------------------------------------
LATIN AMERICA: 4.0%
                 >ARGENTINA: 4.0%
        37,000   Tenaris                                               2,896
                 STEEL PIPE FOR OIL WELLS & PIPELINES
----------------------------------------------------------------------------

                                                                 -----------
LATIN AMERICA: TOTAL                                                   2,896

                                                                 -----------
TOTAL COMMON STOCKS: 95.7%                                            68,637
   (COST: $53,994)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 4.3%
$        3,087   Repurchase Agreement with
                    State Street Bank & Trust
                    dated 6/30/05, due 7/1/05
                    at 3.00% collateralized by
                    Federal National Mortgage
                    Association Notes, maturing
                    3/24/08 market value
                    $3,149 (repurchase
                    proceeds: $3,087)                            $     3,087
----------------------------------------------------------------------------
                    (COST: $3,087)                                     3,087

                                                                 -----------
TOTAL INVESTMENTS: 100.0%                                             71,724
   (COST: $57,081)(a)(c)

CASH AND OTHER ASSETS LESS LIABILITIES: 0.0%                             (14)
                                                                 -----------
TOTAL NET ASSETS: 100%                                           $    71,710
============================================================================

--------------------------------------------------------------------------------
>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purpose cost of investments was $57,081 and net unrealized appreciation was $14,643 consisting of gross unrealized appreciation of $16,972 and gross unrealized depreciation of $2,329.

(b)   Non-income producing security.

(c) On June 30, 2005, the Fund's total investments were denominated in currencies as follows:

                                                  % OF
                                                 TOTAL
      CURRENCY                    VALUE     NET ASSETS
      ------------------------------------------------
      Euro                       $22,098          30.8%
      Japanese Yen                12,488          17.4
      Swiss Franc                  8,646          12.1
      British Pounds               7,285          10.2
      US Dollar                    5,983           8.3
      Canadian Dollar              3,591           5.0
      Other currencies less
        than 5% of total
        net assets                11,633          16.2
                                 -------         -----
                                 $71,724         100.0%
                                 =======         =====


1-800-922-6769
                                       52

COLUMBIA ACORN INTERNATIONAL SELECT
      >PORTFOLIO DIVERSIFICATION (UNAUDITED)

At June 30, 2005, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INDUSTRIAL GOODS/SERVICES
Other Industrial Services                    $     5,892                 8.2%
Industrial Materials                               3,068                 4.3
Machinery                                          2,900                 4.1
Steel                                              2,896                 4.0
Electrical Components                              1,796                 2.5
Construction                                       1,792                 2.5
Industrial Distribution                            1,215                 1.7
Specialty Chemicals                                  696                 1.0
----------------------------------------------------------------------------
                                                  20,255                28.3

>CONSUMER GOODS/SERVICES
Durable Goods                                      3,889                 5.4
Beverages                                          3,579                 5.0
Food                                               2,433                 3.4
Restaurants                                        1,678                 2.3
Consumer Electronics                               1,125                 1.6
Non-Durables                                         953                 1.3
Gaming                                               770                 1.1
----------------------------------------------------------------------------
                                                  14,427                20.1

>FINANCE
Banks                                             10,238                14.3
Other Finance Companies                              746                 1.0
----------------------------------------------------------------------------
                                                  10,984                15.3

                                             VALUE (000)             PERCENT
----------------------------------------------------------------------------

>INFORMATION
Financial Processors                         $     2,698                 3.8%
Satellite Broadcasting and
    Services                                       2,559                 3.6
Semiconductors and Related
    Equipment                                      1,861                 2.6
Cable Television                                   1,367                 1.9
Telephone Services                                 1,158                 1.6
Television Broadcasting                              754                 1.0
----------------------------------------------------------------------------
                                                  10,397                14.5

>ENERGY/MINERALS
Non-Ferrous Metals                                 1,833                 2.6
Oil/Gas Producers                                  1,758                 2.4
Agricultural Commodities
    (includes Forestry)                            1,239                 1.7
----------------------------------------------------------------------------
                                                   4,830                 6.7

>HEALTH CARE
Medical Equipment                                  2,081                 2.9
Hospital Management                                  830                 1.2
HealthCare Services                                  519                 0.7
----------------------------------------------------------------------------
                                                   3,430                 4.8

>OTHER INDUSTRIES
Regulated Utilities                                2,715                 3.8
Transportation                                     1,599                 2.2
----------------------------------------------------------------------------
                                                   4,314                 6.0

                                             -------------------------------
TOTAL COMMON STOCKS                               68,637                95.7

SHORT-TERM OBLIGATION                              3,087                 4.3
                                             -------------------------------
TOTAL INVESTMENTS                                 71,724               100.0

CASH AND OTHER ASSETS
   LESS LIABILITIES                                  (14)                0.0
                                             -------------------------------
NET ASSETS                                   $    71,710               100.0%
============================================================================

COLUMBIA ACORN SELECT
      >MAJOR PORTFOLIO CHANGES IN THE SECOND QUARTER (UNAUDITED)

                                                      NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

ADDITIONS
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Coach                                          1,260,000           1,400,000
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Costco                                           820,000             845,000
ITT Educational Services                       1,451,000           1,550,000
International Speedway Motors                    550,000             670,000

----------------------------------------------------------------------------
      INFORMATION
American Tower                                 2,300,000           2,350,000
Aspect Communications                          2,074,700           2,182,000
CDW                                              525,000             690,000
Novell                                         4,000,000           5,000,000
Tellabs                                        8,100,000           8,900,000
Tribune Company                                        0             490,000

----------------------------------------------------------------------------
      FINANCE
Conseco                                                0           1,800,000
Nuveen Investments                                     0             975,000

----------------------------------------------------------------------------
      INDUSTRIAL GOODS/SERVICES
Mine Safety Appliances                                 0             850,000
Quanta Services                                1,576,000           2,810,000
Spartech                                               0             173,000
Worthington Industries                                 0           2,000,000

----------------------------------------------------------------------------
      ENERGY/MINERALS
FMC Technologies                                 400,000             450,000
Pride International                            1,654,000           1,854,000

                                                      NUMBER OF SHARES
                                               -----------------------------
                                                03/31/05            06/30/05

SALES
----------------------------------------------------------------------------
      CONSUMER GOODS/SERVICES
Herman Miller                                  1,160,000             471,032

----------------------------------------------------------------------------
      INFORMATION
FTI Consulting                                   925,000             143,200
McAfee                                         2,539,900                   0
Moodys                                           940,000                   0
(INCLUDES THE EFFECT OF A 2 FOR 1 STOCK SPLIT)
Synopsys                                         860,000                   0


1-800-922-6769
                                       54

COLUMBIA ACORN SELECT
      >STATEMENT OF INVESTMENTS (UNAUDITED) JUNE 30, 2005

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                                                        COMMON STOCKS: 90.6%
----------------------------------------------------------------------------
CONSUMER GOODS/SERVICES: 29.4%
                 >RETAIL: 11.4%
     3,000,000   Safeway                                         $    67,770
                 RETAIL FOOD & DRUG STORES
       975,000   Abercrombie & Fitch                                  66,982
                 TEEN APPAREL RETAILER
       845,000   Costco                                               37,873
                 WAREHOUSE SUPERSTORES
----------------------------------------------------------------------------
                                                                     172,625

                 >CONSUMER SERVICES: 8.0%
     1,550,000   ITT Educational Services (b)                         82,801
                 POSTSECONDARY DEGREE PROGRAMS
       728,000   Weight Watchers (b)                                  37,572
                 WEIGHT LOSS PROGRAM
----------------------------------------------------------------------------
                                                                     120,373

                 >FURNITURE & MANUFACTURERS: 4.1%
     1,400,000   Coach (b)                                            46,998
                 DESIGNER & RETAILER OF BRANDED LEATHER
                   ACCESSORIES
       471,032   Herman Miller                                        14,527
                 OFFICE FURNITURE
----------------------------------------------------------------------------
                                                                      61,525

                 >LEISURE VEHICLES: 3.4%
     1,050,000   Harley-Davidson                                      52,080
                 MOTORCYCLES & RELATED MERCHANDISE
----------------------------------------------------------------------------

                 >ENTERTAINMENT: 2.5%
       670,000   International Speedway Motors                        37,694
                 LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR
----------------------------------------------------------------------------

                                                                 -----------
CONSUMER GOODS/SERVICES: TOTAL                                       444,297

----------------------------------------------------------------------------
INFORMATION: 26.3%
                 >TELECOMMUNICATIONS EQUIPMENT: 5.1%
     8,900,000   Tellabs (b)                                          77,430
                 TELECOMMUNICATIONS EQUIPMENT
----------------------------------------------------------------------------

                 >BUSINESS SOFTWARE: 3.7%
     5,000,000   Novell (b)                                           31,000
                 DIRECTORY, OPERATING SYSTEM & IDENTITY
                 MANAGEMENT SOFTWARE
     2,182,000   Aspect Communications (b)                            24,504
                 CALL CENTER SOFTWARE
----------------------------------------------------------------------------
                                                                      55,504

                 >INTERNET: 3.5%
     9,600,000   Skillsoft Publishing (b)(c)                          33,120
                 PROVIDER OF WEB-BASED LEARNING SOLUTIONS
                   (E-LEARNING)
       820,000   IAC/Interactive Corp (b)                             19,721
                 DOMINATE INTERNET MIDDLEMAN
----------------------------------------------------------------------------
                                                                      52,841

                 >MOBILE COMMUNICATIONS: 3.3%
     2,350,000   American Tower (b)                                   49,397
                 COMMUNICATION TOWERS IN USA & MEXICO
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

                 >TELEVISION PROGRAMMING/CATV: 2.8%
       896,350   Liberty Global (formerly known
                 as Liberty Media International) (b)             $    41,833
                 CATV HOLDING COMPANY
----------------------------------------------------------------------------

                 >ELECTRONICS DISTRIBUTION: 2.6%
       690,000   CDW                                                  39,392
                 TECHNOLOGY RESELLER
----------------------------------------------------------------------------

                 >INSTRUMENTATION: 2.1%
     1,400,000   Tektronix                                            32,578
                 ANALYTICAL INSTRUMENTS
----------------------------------------------------------------------------

                 >BUSINESS INFORMATION: 1.5%
       537,800   Fair Isaac                                           19,630
                 CREDIT SCORING & DECISION ANALYTIC SOFTWARE
       143,200   FTI Consulting (b)                                    2,993
                 FINANCIAL CONSULTING FIRM
----------------------------------------------------------------------------
                                                                      22,623

                 >PUBLISHING: 1.1%
       490,000   Tribune Company                                      17,238
                 NEWSPAPERS & TV STATIONS
----------------------------------------------------------------------------

                 >COMPUTER SERVICES: 0.6%
     2,445,000   AnswerThink Consulting (b)(c)                         8,680
                 I/T INTEGRATION & BEST PRACTICE RESEARCH
----------------------------------------------------------------------------

                                                                 -----------
INFORMATION: TOTAL                                                   397,516

----------------------------------------------------------------------------
FINANCE: 17.1%
                 >MONEY MANAGEMENT: 6.7%
     2,500,000   Janus Capital                                        37,600
                 MANAGES MUTUAL FUNDS
       975,000   Nuveen Investments                                   36,680
                 SPECIALTY MUTUAL FUNDS
       729,500   SEI Investments                                      27,247
                 MUTUAL FUND ADMINISTRATION & INVESTMENT
                   MANAGEMENT
----------------------------------------------------------------------------
                                                                     101,527

                 >INSURANCE: 5.3%
       120,000   Markel (b)                                           40,680
                 SPECIALTY INSURANCE
     1,800,000   Conseco (b)                                          39,276
                 INDIVIDUAL LIFE INSURANCE & ANNUITY PRODUCTS
----------------------------------------------------------------------------
                                                                      79,956

                 >BANKS: 5.1%
     1,970,000   TCF Financial                                        50,984
                 GREAT LAKES BANK
       750,000   Associated Banc-Corp                                 25,245
                 MIDWEST BANK
----------------------------------------------------------------------------
                                                                      76,229
                                                                 -----------
FINANCE: TOTAL                                                       257,712
----------------------------------------------------------------------------

NUMBER OF SHARES                                                 VALUE (000)
----------------------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES: 8.7%
                 >INDUSTRIAL GOODS: 2.6%
       850,000     Mine Safety Appliances                        $    39,270
                   SAFETY EQUIPMENT
----------------------------------------------------------------------------

                 >LOGISTICS: 2.2%
       661,000     Expeditors International
                   of Washington                                      32,924
                   INTERNATIONAL FREIGHT FORWARDER
----------------------------------------------------------------------------

                 >STEEL: 2.1%
     2,000,000     Worthington Industries                             31,600
                   STEEL PROCESSING
----------------------------------------------------------------------------

                 >OUTSOURCING SERVICES & TRAINING: 1.6%
     2,810,000     Quanta Services (b)                                24,728
                   ELECTRICAL & TELECOM CONSTRUCTION SERVICES
----------------------------------------------------------------------------

                 >SPECIALTY CHEMICALS & INDUSTRIAL
                  MATERIALS: 0.2%
       173,000     Spartech                                            3,079
                   PLASTICS DISTRIBUTION & COMPOUNDING
----------------------------------------------------------------------------

                                                                 -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                     131,601

----------------------------------------------------------------------------
HEALTH CARE: 5.0%
                 >SERVICES: 5.0%
       530,000     Coventry Health Care (b)                           37,497
                   PPO NETWORK
       910,000     Lincare Holdings (b)                               37,164
                   HOME HEALTH CARE SERVICES
----------------------------------------------------------------------------
                                                                      74,661

                                                                 -----------
HEALTH CARE: TOTAL                                                    74,661

----------------------------------------------------------------------------
ENERGY/MINERALS: 4.1%
                 >OIL SERVICES: 4.1%
     1,854,000    Pride International (b)                             47,648
                  OFFSHORE DRILLING CONTRACTOR
       450,000    FMC Technologies (b)                                14,386
                  OIL & GAS WELL HEAD MANUFACTURER
----------------------------------------------------------------------------
                                                                      62,034

                                                                 -----------
ENERGY & MINERALS: TOTAL                                              62,034

                                                                 -----------
TOTAL COMMON STOCKS: 90.6%                                         1,367,821
   (COST: $1,146,802)

PRINCIPAL AMOUNT (000)                                           VALUE (000)
----------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS: 8.3%
$       32,000   Toyota Motor Credit 3.25% -
                 Due 7/6/05                                      $    31,985
        30,000   General Electric Capital 3.25% -
                 Due 7/7/05                                           29,984
        26,000   Prudential Funding 3.10% -
                 Due 7/1/05                                           26,000
        26,000   LaSalle Bank 3.20% - Due 7/5/05                      25,991
        11,354   Repurchase Agreement with
                    State Street Bank & Trust dated 6/30/05,
                    due 7/1/05 at 3.00% collateralized by
                    Federal National Mortgage Association Notes,
                    maturing 3/24/08 market value $11,583
                    (repurchase proceeds: $11,355)                    11,354
----------------------------------------------------------------------------
                    (AMORTIZED COST: $125,314)                       125,314

                                                                 -----------
TOTAL INVESTMENTS: 98.9%                                           1,493,135
   (COST: $1,272,116)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: 1.1%                          17,357
                                                                 -----------
TOTAL NET ASSETS: 100%                                           $ 1,510,492
============================================================================

>NOTES TO STATEMENT OF INVESTMENTS (IN THOUSANDS)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $1,272,116 and net unrealized appreciation was $221,019 consisting of gross unrealized appreciation of $262,819 and gross unrealized depreciation of $41,800.

(b)   Non-income producing security.

(c) An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. On June 30, 2005, the Fund held five percent or more of the outstanding voting securities of the following companies:

      Skillsoft Publishing             8.98%
      AnswerThink Consulting           5.69

      The aggregate cost and value of these companies at June 30, 2005, was $71,464 and $41,800 respectively. Investments in affiliate companies represent 2.8% of total net assets at June 30, 2005. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2005, were as follows:

      Dividend Income                          $       --
      Net realized gain or loss                $       --
      Change in unrealized gain or loss        $  (22,985)

      Purchases                                $   13,030
      Proceeds from sales                      $       --


1-800-922-6769
                                       56

COLUMBIA ACORN FAMILY OF FUNDS

      >  STATEMENTS OF ASSETS AND LIABILITIES

      >  STATEMENTS OF OPERATIONS

      >  STATEMENTS OF CHANGES IN NET ASSETS

      >  FINANCIAL HIGHLIGHTS

      >  NOTES TO FINANCIAL STATEMENTS

COLUMBIA ACORN FAMILY OF FUNDS
      >STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)


                                                              COLUMBIA                  COLUMBIA                  COLUMBIA
                                                               ACORN                     ACORN                     ACORN
JUNE 30, 2005                                                   FUND                 INTERNATIONAL                  USA
---------------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                      $            7,516,154    $            1,610,554    $              692,920
Affiliated investments, at cost (See Note 4)                        1,549,261                        --                     5,636
---------------------------------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                     $           12,511,138    $            2,261,705    $              994,202
Affiliated investments, at value (See Note 4)                       1,988,672                        --                     3,333
Cash                                                                        1                        --*                       --*
Foreign currency (cost: Columbia Acorn Fund $2,163;
     Columbia Acorn International $1,853; Columbia
     Acorn International Select $44)                                    2,150                     1,850                        --
Receivable for:
     Investments sold                                                  22,839                    19,931                        --
     Fund shares sold                                                  21,664                     2,402                     1,275
     Dividends and interest                                             7,263                     4,474                       191
     Payment on a liquidated security                                     161                        --                        54
     Foreign tax reclaims                                               1,020                       839                         4
Deferred Trustees' Compensation Investments                             1,362                       419                        95
---------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                  14,556,270                 2,291,620                   999,154

LIABILITIES:
Expense reimbursement due to Investment Adviser                            --                        --                        --
Payable for:
     Investments purchased                                             21,915                    18,883                     2,652
     Fund shares redeemed                                              16,061                     1,752                       888
     Management fee                                                     7,487                     1,464                       704
     Administration fee                                                   520                        82                        34
     12b-1 Service & Distribution fees                                  2,579                        86                       110
     Reports to shareholders                                            1,695                       321                       146
     Deferred Trustees' fees                                            1,362                       419                        95
     Transfer agent fees                                                  594                        87                        38
     Trustees' fees                                                        42                        --                        --
     Custody fees                                                          23                        81                         2
     Deferred foreign capital gains tax payable                            --                         2                        --
     Other liabilities                                                  1,185                       186                        86
---------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                 53,463                    23,363                     4,755
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                             $           14,502,807    $            2,268,257    $              994,399
=================================================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                        $            8,620,923    $            1,570,855    $              666,167
Undistributed (Overdistributed) net investment
     income (Accumulated net investment loss)                           7,920                     3,915                     1,568
Accumulated net realized gain (loss)                                  439,517                    42,430                    27,631
Net unrealized appreciation (depreciation) on:
     Investments                                                    5,434,395                   651,151                   298,979
     Foreign currency translations                                       (109)                      (91)                       --
     Foreign capital gains tax                                             --                        (3)                       --
     Liquidated security                                                  161                        --                        54
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                             $           14,502,807    $            2,268,257    $              994,399
=================================================================================================================================

Net asset value per share -
     Class A (a)                                       $                26.21    $                29.23    $                25.73
     (Net assets/shares)                                  ($2,852,237/108,814)           ($88,608/3,032)          ($126,647/4,923)

Maximum offering price per share -
     Class A (b)                                       $                27.81    $                31.01    $                27.30
     (Net asset value per share/
     front-end sales charge)                                   ($26.21/0.9425)           ($29.23/0.9425)           ($25.73/0.9425)

Net asset value and offering price
     per share - Class B (a)                           $                25.37    $                28.74    $                24.97
     (Net assets/shares)                                   ($1,365,518/53,831)           ($60,364/2,100)           ($71,766/2,874)

Net asset value and offering price
     per share - Class C (a)                           $                25.35    $                28.73    $                24.96
     (Net assets/shares)                                   ($1,102,416/43,491)           ($35,220/1,226)           ($41,376/1,657)

Net asset value and offering price
     per share - Class Z (a)                           $                26.79    $                29.46    $                26.21
     (Net assets/shares)                                  ($9,182,636/342,777)       ($2,084,065/70,732)         ($754,610/28,787)



                                                              COLUMBIA                  COLUMBIA
                                                               ACORN                     ACORN
JUNE 30, 2005                                           INTERNATIONAL SELECT             SELECT
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at cost                      $               57,081    $            1,200,652
Affiliated investments, at cost (See Note 4)                               --                    71,464
-------------------------------------------------------------------------------------------------------
Unaffiliated investments, at value                     $               71,724    $            1,451,335
Affiliated investments, at value (See Note 4)                              --                    41,800
Cash                                                                        1                         1
Foreign currency (cost: Columbia Acorn Fund $2,163;
     Columbia Acorn International $1,853; Columbia
     Acorn International Select $44)                                       44                        --
Receivable for:
     Investments sold                                                      --                    12,593
     Fund shares sold                                                     101                     8,263
     Dividends and interest                                                90                       242
     Payment on a liquidated security                                      --                        --
     Foreign tax reclaims                                                  39                        --
Deferred Trustees' Compensation Investments                                --                        --
-------------------------------------------------------------------------------------------------------
     Total Assets                                                      71,999                 1,514,234

LIABILITIES:
Expense reimbursement due to Investment Adviser                             1                        --
Payable for:
     Investments purchased                                                149                       436
     Fund shares redeemed                                                   9                     1,555
     Management fee                                                        55                       971
     Administration fee                                                     2                        52
     12b-1 Service & Distribution fees                                      7                       381
     Reports to shareholders                                               37                       205
     Deferred Trustees' fees                                               12                        47
     Transfer agent fees                                                    5                        63
     Trustees' fees                                                         3                        --
     Custody fees                                                          --                         3
     Deferred foreign capital gains tax payable                            --                        --
     Other liabilities                                                      9                        29
-------------------------------------------------------------------------------------------------------
     Total Liabilities                                                    289                     3,742
-------------------------------------------------------------------------------------------------------
NET ASSETS                                             $               71,710    $            1,510,492
=======================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                        $               88,128    $            1,260,521
Undistributed (Overdistributed) net investment
     income (Accumulated net investment loss)                            (554)                   (3,585)
Accumulated net realized gain (loss)                                  (30,502)                   32,537
Net unrealized appreciation (depreciation) on:
     Investments                                                       14,643                   221,019
     Foreign currency translations                                         (5)                       --
     Foreign capital gains tax                                             --                        --
     Liquidated security                                                   --                        --
-------------------------------------------------------------------------------------------------------
NET ASSETS                                             $               71,710    $            1,510,492
=======================================================================================================

Net asset value per share -
     Class A (a)                                       $                17.69    $                20.68
     (Net assets/shares)                                          ($6,175/349)         ($638,215/30,866)

Maximum offering price per share -
     Class A (b)                                       $                18.77    $                21.94
     (Net asset value per share/
     front-end sales charge)                                   ($17.69/0.9425)           ($20.68/0.9425)

Net asset value and offering price
     per share - Class B (a)                           $                17.25    $                20.01
     (Net assets/shares)                                          ($5,779/335)          ($193,930/9,693)

Net asset value and offering price
     per share - Class C (a)                           $                17.26    $                20.00
     (Net assets/shares)                                          ($3,246/188)          ($129,129/6,457)

Net asset value and offering price
     per share - Class Z (a)                           $                17.84    $                20.97
     (Net assets/shares)                                       ($56,510/3,168)         ($549,218/26,192)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and/or applicable redemption fee.

(b)   On sales of $50,000 or more the offering price is reduced.

*     Rounds to less than $500.

See accompanying notes to financial statements.


1-800-922-6769
                                       58

COLUMBIA ACORN FAMILY OF FUNDS
      >STATEMENTS OF OPERATIONS (UNAUDITED)
       FOR THE SIX MONTHS ENDED JUNE 30, 2005


                                                                                                      COLUMBIA
                                                      COLUMBIA        COLUMBIA        COLUMBIA          ACORN         COLUMBIA
                                                        ACORN           ACORN           ACORN       INTERNATIONAL       ACORN
(IN THOUSANDS)                                          FUND        INTERNATIONAL        USA           SELECT          SELECT
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividend income                                 $    71,373     $    31,907     $     5,871     $     1,004     $     3,502
     Dividend income from affiliates (See Note 4)         14,830              --              --              --              --
     Interest income                                      14,191           1,190           1,165              53           1,789
--------------------------------------------------------------------------------------------------------------------------------
                                                         100,394          33,097           7,036           1,057           5,291
     Foreign taxes withheld                               (3,008)         (2,545)             (6)            (94)             --
--------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                         97,386          30,552           7,030             963           5,291

EXPENSES:
Management fee                                            44,457           8,705           4,040             315           5,556
Administration fee                                         2,969             471             193              14             287
12b-1 Service and Distribution fees:
     Class A                                               3,343              99             143               7             686
     Class B                                               5,677             244             295              23             772
     Class C                                               5,276             164             193              14             569
Transfer agent fees:
     Class A                                               1,039              45              57               4             247
     Class B                                               1,134              67              66               9             200
     Class C                                                 640              26              26               3              91
     Class Z                                               1,293             639             122              33             200
Custody fees                                                 826             787              16              30              19
Trustees' fees                                               323              53              21              20              65
Registration & blue sky fees                                 538             208              94              33             118
Compliance fees                                              259              40              16               1              24
Non-recurring costs (See Note 8)                              85              13               6              --*              8
Other expenses                                             1,969             281             146              42             224
--------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                       69,828          11,842           5,434             548           9,066
Less custody fees paid indirectly                            (18)             (1)             (2)             --*             (4)
Less reimbursement of expenses by
     Investment Adviser                                       --              --              --              (7)             --
Less expenses waived by Investment Adviser                  (395)            (39)            (16)             (1)           (117)
Less reimbursement of expenses by Transfer Agent            (785)           (200)            (51)            (11)           (118)
Non-recurring costs reimbursed (See Note 8)                  (85)            (13)             (6)             --*             (8)
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                         68,545          11,589           5,359             529           8,819
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                         28,841          18,963           1,671             434          (3,528)
NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON PORTFOLIO POSITIONS:
Net realized gain (loss) on:
     Unaffiliated investments                            440,635         106,812          30,997             664          32,796
     Affiliated investments (See Note 4)                   1,653              --              --              --              --
     Foreign currency transactions                          (344)           (638)             --             (15)             --
--------------------------------------------------------------------------------------------------------------------------------
     Net realized gain                                   441,944         106,174          30,997             649          32,796
================================================================================================================================
Net  change in net unrealized appreciation
     (depreciation) on:
     Unaffiliated investments                            (50,748)        (64,434)         19,017            (885)              1
     Affiliated investments (See Note 4)                 (41,103)             --            (622)             --         (22,985)
     Foreign currency translations                          (499)           (527)             --              (7)             --
     Foreign capital gains tax                                --              (3)             --              --              --
     Liquidated security                                     161              --              54              --              --
--------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized
          appreciation (depreciation)                    (92,189)        (64,964)         18,449            (892)        (22,984)
================================================================================================================================
     Net realized and unrealized gain (loss)             349,755          41,210          49,446            (243)          9,812
--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets resulting
     from Operations                                 $   378,596     $    60,173     $    51,117     $       191     $     6,284
================================================================================================================================


*     Rounds to less than $500.

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
       >STATEMENTS OF CHANGES IN NET ASSETS


                                                                 COLUMBIA                       COLUMBIA ACORN
                                                                ACORN FUND                      INTERNATIONAL
                                                       (UNAUDITED)                       (UNAUDITED)
                                                        SIX MONTHS                        SIX MONTHS
                                                          ENDED         YEAR ENDED          ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        JUNE 30,      DECEMBER 31,        JUNE 30,      DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004              2005            2004
OPERATIONS:
Net investment income (loss)                           $     28,841    $    (13,051)     $     18,963    $     16,703
Net realized gain on investments and foreign
   currency transactions                                    441,944         693,184           106,174         175,881
Net change in net unrealized appreciation
   (depreciation) on investments, foreign
   currency translations, foreign capital
   gains tax and liquidated security                        (92,189)      1,701,999           (64,964)        276,935
---------------------------------------------------------------------------------------------------------------------
   Net Increase from Operations                             378,596       2,382,132            60,173         469,519

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income -- Class A                              --              --              (966)           (374)
   Net realized gain -- Class A                             (41,222)        (89,952)               --              --
   Net investment income -- Class B                              --              --              (281)            (75)
   Net realized gain -- Class B                             (20,635)        (49,011)               --              --
   Net investment income -- Class C                              --              --              (172)            (42)
   Net realized gain -- Class C                             (16,577)        (37,671)               --              --
   Net investment income -- Class Z                              --          (5,620)          (29,780)        (16,439)
   Net realized gain -- Class Z                            (130,799)       (290,184)               --              --
---------------------------------------------------------------------------------------------------------------------
   Total Distribution to Shareholders                      (209,233)       (472,438)          (31,199)        (16,930)

SHARE TRANSACTIONS:
   Subscriptions -- Class A                                 415,008         703,271            22,421          19,736
   Distributions reinvested -- Class A                       37,158          81,405               785             306
   Redemptions -- Class A                                  (302,648)       (453,387)           (6,328)        (17,531)
---------------------------------------------------------------------------------------------------------------------
   Net Increase -- Class A                                  149,518         331,289            16,878           2,511

   Subscriptions -- Class B                                  27,942          90,732             9,579          10,422
   Distributions reinvested -- Class B                       18,804          44,616               247              66
   Redemptions -- Class B                                   (89,021)       (146,696)           (5,267)         (7,152)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                       (42,275)        (11,348)            4,559           3,336

   Subscriptions -- Class C                                  78,997         145,878             6,602           8,030
   Distributions reinvested -- Class C                       13,377          30,636               141              35
   Redemptions -- Class C                                   (80,206)       (136,434)           (2,650)         (6,936)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                        12,168          40,080             4,093           1,129

   Subscriptions -- Class Z                                 805,490       1,596,519           278,879         206,434
   Distributions reinvested -- Class Z                      112,557         254,191            23,508          14,669
   Redemptions -- Class Z                                  (545,473)     (1,447,781)         (163,679)       (284,074)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                       372,574         402,929           138,708         (62,971)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Share Transactions          491,985         762,950           164,238         (55,995)
---------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                  --              --                33              86
---------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                661,348       2,672,644           193,245         396,680

NET ASSETS:
Beginning of period                                      13,841,459      11,168,815         2,075,012       1,678,332
---------------------------------------------------------------------------------------------------------------------
End of period                                          $ 14,502,807    $ 13,841,459      $  2,268,257    $  2,075,012
=====================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $      7,920    $    (20,921)     $      3,915    $     16,151
=====================================================================================================================




                                                                 COLUMBIA                       COLUMBIA ACORN
                                                                ACORN USA                    INTERNATIONAL SELECT
                                                       (UNAUDITED)                       (UNAUDITED)
                                                        SIX MONTHS                        SIX MONTHS
                                                          ENDED         YEAR ENDED          ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        JUNE 30,      DECEMBER 31,        JUNE 30,      DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004              2005            2004
OPERATIONS:
Net investment income (loss)                           $      1,671    $     (6,571)     $        434    $         51
Net realized gain on investments and foreign
   currency transactions                                     30,997          28,245               649           7,208
Net change in net unrealized appreciation
   (depreciation) on investments, foreign
   currency translations, foreign capital
   gains tax and liquidated security                         18,449         121,948              (892)          2,762
---------------------------------------------------------------------------------------------------------------------
   Net Increase from Operations                              51,117         143,622               191          10,021

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income -- Class A                              --              --               (79)             (6)
   Net realized gain -- Class A                              (1,741)           (622)               --              --
   Net investment income -- Class B                              --              --               (46)             --
   Net realized gain -- Class B                              (1,039)           (415)               --              --
   Net investment income -- Class C                              --              --               (24)             --
   Net realized gain -- Class C                                (592)           (224)               --              --
   Net investment income -- Class Z                              --              --              (888)           (151)
   Net realized gain -- Class Z                             (10,141)         (3,487)               --              --
---------------------------------------------------------------------------------------------------------------------
   Total Distribution to Shareholders                       (13,513)         (4,748)           (1,037)           (157)

SHARE TRANSACTIONS:
   Subscriptions -- Class A                                  20,621          27,362             2,233           1,860
   Distributions reinvested -- Class A                        1,590             572                71               5
   Redemptions -- Class A                                   (12,727)        (22,954)             (408)           (763)
---------------------------------------------------------------------------------------------------------------------
   Net Increase -- Class A                                    9,484           4,980             1,896           1,102

   Subscriptions -- Class B                                   1,922           4,936             1,294           1,664
   Distributions reinvested -- Class B                          948             375                41              --
   Redemptions -- Class B                                    (6,087)        (10,452)             (614)           (586)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                        (3,217)         (5,141)              721           1,078

   Subscriptions -- Class C                                   3,125           5,707             1,001             786
   Distributions reinvested -- Class C                          490             187                20              --
   Redemptions -- Class C                                    (3,206)         (8,114)             (291)         (2,429)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                           409          (2,220)              730          (1,643)

   Subscriptions -- Class Z                                 111,981         199,048            13,951          11,787
   Distributions reinvested -- Class Z                        8,943           3,134               582             146
   Redemptions -- Class Z                                   (41,487)       (161,267)           (3,618)         (7,456)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                        79,437          40,915            10,915           4,477
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Share Transactions           86,113          38,534            14,262           5,014
---------------------------------------------------------------------------------------------------------------------
Redemption Fees                                                  --              --                 6               4
---------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                123,717         177,408            13,422          14,882

NET ASSETS:
Beginning of period                                         870,682         693,274            58,288          43,406
---------------------------------------------------------------------------------------------------------------------
End of period                                          $    994,399    $    870,682      $     71,710    $     58,288
=====================================================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $      1,568    $       (103)     $       (554)   $         49
=====================================================================================================================




                                                                 COLUMBIA
                                                               ACORN SELECT
                                                       (UNAUDITED)
                                                        SIX MONTHS
                                                          ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        JUNE 30,      DECEMBER 31,
-----------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004
OPERATIONS:
Net investment income (loss)                           $     (3,528)   $     (8,994)
Net realized gain on investments and foreign
   currency transactions                                     32,796          47,420
Net change in net unrealized appreciation
   (depreciation) on investments, foreign
   currency translations, foreign capital
   gains tax and liquidated security                        (22,984)        133,791
-----------------------------------------------------------------------------------
   Net Increase from Operations                               6,284         172,217

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income -- Class A                              --              --
   Net realized gain -- Class A                              (2,737)        (10,300)
   Net investment income -- Class B                              --              --
   Net realized gain -- Class B                                (885)         (3,895)
   Net investment income -- Class C                              --              --
   Net realized gain -- Class C                                (576)         (2,321)
   Net investment income -- Class Z                              --              --
   Net realized gain -- Class Z                              (3,269)         (8,700)
-----------------------------------------------------------------------------------
   Total Distribution to Shareholders                        (7,467)        (25,216)

SHARE TRANSACTIONS:
   Subscriptions -- Class A                                 185,756         274,350
   Distributions reinvested -- Class A                        2,555           9,614
   Redemptions -- Class A                                   (66,604)        (91,343)
-----------------------------------------------------------------------------------
   Net Increase -- Class A                                  121,707         192,621

   Subscriptions -- Class B                                  21,878          61,755
   Distributions reinvested -- Class B                          795           3,496
   Redemptions -- Class B                                   (12,553)        (19,113)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                        10,120          46,138

   Subscriptions -- Class C                                  32,636          49,173
   Distributions reinvested -- Class C                          473           1,934
   Redemptions -- Class C                                   (13,807)        (17,236)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                        19,302          33,871

   Subscriptions -- Class Z                                 180,330         204,740
   Distributions reinvested -- Class Z                        2,389           6,716
   Redemptions -- Class Z                                   (79,260)       (114,619)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                       103,459          96,837
-----------------------------------------------------------------------------------
   Net Increase (Decrease) from Share Transactions          254,588         369,467
-----------------------------------------------------------------------------------
Redemption Fees                                                  --              --
-----------------------------------------------------------------------------------
Total Increase in Net Assets                                253,405         516,468

NET ASSETS:
Beginning of period                                       1,257,087         740,619
-----------------------------------------------------------------------------------
End of period                                          $  1,510,492    $  1,257,087
===================================================================================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME OR (ACCUMULATED NET INVESTMENT LOSS)         $     (3,585)   $        (57)
===================================================================================


See accompanying notes to financial statements.

                                  Spread 60-61

COLUMBIA ACORN FAMILY OF FUNDS
      >STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                                                 COLUMBIA                       COLUMBIA ACORN
                                                                ACORN FUND                      INTERNATIONAL
                                                       (UNAUDITED)                       (UNAUDITED)
                                                        SIX MONTHS                        SIX MONTHS
                                                          ENDED         YEAR ENDED          ENDED         YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                JUNE 30,      DECEMBER 31,        JUNE 30,      DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004              2005            2004
Subscriptions -- Class A                                     16,259          29,671               765             809
Shares issued in reinvestment and capital
   gains -- Class A                                           1,446           3,255                27              13
Less shares redeemed -- Class A                             (11,869)        (19,230)             (215)           (722)
---------------------------------------------------------------------------------------------------------------------
   Net Increase -- Class A                                    5,836          13,696               577             100

Subscriptions -- Class B                                      1,130           3,928               332             438
Shares issued in reinvestment and capital
   gains -- Class B                                             756           1,836                 8               3
Less shares redeemed -- Class B                              (3,599)         (6,388)             (183)           (301)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                        (1,713)           (624)              157             140

Subscriptions -- Class C                                      3,191           6,282               229             333
Shares issued in reinvestment and capital
   gains -- Class C                                             538           1,261                 5               2
Less shares redeemed -- Class C                              (3,242)         (5,916)              (92)           (293)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                           487           1,627               142              42

Subscriptions -- Class Z                                     30,921          66,041             9,414           8,246
Shares issued in reinvestment and capital
   gains -- Class Z                                           4,286           9,967               805             624
Less shares redeemed -- Class Z                             (20,944)        (60,621)           (5,589)        (11,723)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                        14,263          15,387             4,630          (2,853)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
   Beneficial Interest                                       18,873          30,086             5,506          (2,571)
---------------------------------------------------------------------------------------------------------------------



                                                                 COLUMBIA                       COLUMBIA ACORN
                                                                ACORN USA                    INTERNATIONAL SELECT
                                                       (UNAUDITED)                       (UNAUDITED)
                                                        SIX MONTHS                        SIX MONTHS
                                                          ENDED         YEAR ENDED          ENDED         YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                JUNE 30,      DECEMBER 31,        JUNE 30,      DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004              2005            2004
Subscriptions -- Class A                                        835           1,239               124             116
Shares issued in reinvestment and capital
   gains -- Class A                                              63              24                 4              --*
Less shares redeemed -- Class A                                (517)         (1,043)              (23)            (49)
---------------------------------------------------------------------------------------------------------------------
   Net Increase -- Class A                                      381             220               105              67

Subscriptions -- Class B                                         80             229                74             108
Shares issued in reinvestment and capital
   gains -- Class B                                              39              16                 2              --
Less shares redeemed -- Class B                                (255)           (485)              (35)            (38)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                          (136)           (240)               41              70

Subscriptions -- Class C                                        129             261                58              52
Shares issued in reinvestment and capital
   gains -- Class C                                              20               8                 1              --
Less shares redeemed -- Class C                                (134)           (379)              (17)           (167)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                            15            (110)               42            (115)

Subscriptions -- Class Z                                      4,462           8,912               768             707
Shares issued in reinvestment and capital
   gains -- Class Z                                             349             128                33              10
Less shares redeemed -- Class Z                              (1,659)         (7,291)             (202)           (479)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                         3,152           1,749               599             238
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
   Beneficial Interest                                        3,412           1,619               787             260
---------------------------------------------------------------------------------------------------------------------



                                                                 COLUMBIA
                                                               ACORN SELECT
                                                       (UNAUDITED)
                                                        SIX MONTHS
                                                          ENDED         YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                JUNE 30,      DECEMBER 31,
-----------------------------------------------------------------------------------
(IN THOUSANDS)                                             2005            2004
Subscriptions -- Class A                                      9,331          14,418
Shares issued in reinvestment and capital
   gains -- Class A                                             126             473
Less shares redeemed -- Class A                              (3,358)         (4,824)
-----------------------------------------------------------------------------------
   Net Increase -- Class A                                    6,099          10,067

Subscriptions -- Class B                                      1,133           3,336
Shares issued in reinvestment and capital
   gains -- Class B                                              41             177
Less shares redeemed -- Class B                                (653)         (1,035)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class B                           521           2,478

Subscriptions -- Class C                                      1,692           2,649
Shares issued in reinvestment and capital
   gains -- Class C                                              24              98
Less shares redeemed -- Class C                                (718)           (929)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class C                           998           1,818

Subscriptions -- Class Z                                      8,931          10,606
Shares issued in reinvestment and capital
   gains -- Class Z                                             116             326
Less shares redeemed -- Class Z                              (3,928)         (5,997)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) -- Class Z                         5,119           4,935
-----------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of
   Beneficial Interest                                       12,737          19,298
-----------------------------------------------------------------------------------


*     Rounds to less than 500 shares.

1-800-922-6769

See accompanying notes to financial statements.

                                  Spread 62-63

COLUMBIA ACORN FAMILY OF FUNDS
      >FINANCIAL HIGHLIGHTS

COLUMBIA ACORN FUND                                  (UNAUDITED)
                                                     SIX MONTHS
CLASS A SHARES                                      ENDED JUNE 30,
------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                  2005
NET ASSET VALUE, BEGINNING OF PERIOD                $        25.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                              0.05
Net realized and unrealized gain (loss)                       0.62
------------------------------------------------------------------
     Total from Investment Operations                         0.67
------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      --
From net realized gains                                      (0.39)
------------------------------------------------------------------
     Total Distributions Declared to Shareholders            (0.39)
------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $        26.21
==================================================================
Total Return (c)                                              2.60%(d)(e)
------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                  1.06%(g)
Net investment income (loss) (f)                              0.36%(g)
Reimbursement                                                 0.02%(g)
Portfolio turnover rate                                          8%(e)
Net assets at end of period (000'S)                 $    2,852,237


COLUMBIA ACORN FUND

CLASS A SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003         2002          2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    22.20       $    15.34    $   17.80    $   17.19    $    17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (0.05)           (0.07)       (0.07)       (0.05)         0.01
Net realized and unrealized gain (loss)                  4.69             6.95        (2.39)        1.01          1.22
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    4.64             6.88        (2.46)        0.96          1.23
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --               --           --           --         (0.06)
From net realized gains                                 (0.91)           (0.02)          --        (0.35)        (1.86)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.91)           (0.02)          --        (0.35)        (1.92)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    25.93       $    22.20    $   15.34    $   17.80    $    17.19
======================================================================================================================
Total Return (c)                                        21.05%(d)        44.85%      (13.82)%       5.56%         7.40%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             1.20%            1.33%        1.42%        1.42%         1.25%(g)(h)
Net investment income (loss) (f)                        (0.21)%          (0.36)%      (0.45)%      (0.33)%        0.17%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    20%              10%          13%          20%           29%
Net assets at end of period (000'S)                $2,669,936       $1,982,260    $ 724,121    $ 306,405    $   18,252


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.03% and 0.39% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS B SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
 THROUGHOUT EACH PERIOD                                    2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        25.19
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.04)
Net realized and unrealized gain (loss)                          0.61
---------------------------------------------------------------------
     Total from Investment Operations                            0.57
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --
From net realized gains                                         (0.39)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.39)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        25.37
=====================================================================
Total Return (c)                                                 2.28%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     1.75%(g)
Net investment loss (f)                                         (0.33)%(g)
Reimbursement                                                    0.02%(g)
Portfolio turnover rate                                             8%(e)
Net assets at end of period (000'S)                    $    1,365,518


CLASS B SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003         2002          2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    21.75       $    15.13    $   17.67    $   17.17    $    17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.22)           (0.18)       (0.17)       (0.16)        (0.01)
Net realized and unrealized gain (loss)                  4.57             6.82        (2.37)        1.01          1.22
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    4.35             6.64        (2.54)        0.85          1.21
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --               --           --           --         (0.06)
From net realized gains                                 (0.91)           (0.02)          --        (0.35)        (1.86)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.91)           (0.02)          --        (0.35)        (1.92)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    25.19       $    21.75    $   15.13    $   17.67    $    17.17
======================================================================================================================
Total Return (c)                                        20.15%(d)        43.89%      (14.37)%       4.92%         7.27%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             1.95%            1.98%        2.07%        2.07%         1.90%(g)(h)
Net investment loss (f)                                 (0.96)%          (1.01)%      (1.10)%      (0.98)%       (0.48)%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    20%              10%          13%          20%           29%
Net assets at end of period (000'S)                $1,399,135       $1,221,931    $ 618,727    $ 286,422    $   15,951


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS C SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                      2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        25.18
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.05)
Net realized and unrealized gain (loss)                          0.61
---------------------------------------------------------------------
     Total from Investment Operations                            0.56
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --
From net realized gains                                         (0.39)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.39)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        25.35
=====================================================================
Total Return (c)                                                 2.24%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     1.85%(g)
Net investment loss (f)                                         (0.44)%(g)
Reimbursement                                                    0.02%(g)
Portfolio turnover rate                                             8%(e)
Net assets at end of period (000'S)                    $    1,102,416


CLASS C SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                2004             2003         2002          2001        2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    21.75       $    15.12    $   17.66    $   17.17    $    17.88
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.22)           (0.18)       (0.17)       (0.17)        (0.01)
Net realized and unrealized gain (loss)                  4.56             6.83        (2.37)        1.01          1.22
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    4.34             6.65        (2.54)        0.84          1.21
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --               --           --           --         (0.06)
From net realized gains                                 (0.91)           (0.02)          --        (0.35)        (1.86)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.91)           (0.02)          --        (0.35)        (1.92)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    25.18       $    21.75    $   15.12    $   17.66    $    17.17
======================================================================================================================
Total Return (c)                                        20.11%(d)        43.99%      (14.38)%       4.86%         7.27%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             1.95%            1.98%        2.07%        2.07%         1.90%(g)(h)
Net investment loss (f)                                 (0.96)%          (1.01)%      (1.10)%      (0.98)%       (0.48)%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    20%              10%          13%          20%           29%
Net assets at end of period (000'S)                $1,083,006       $  900,016    $ 376,024    $ 150,727    $    8,510


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.68% and (0.26)% respectively, were revised to reflect all class specific expenses in this period.

See accompanying notes to financial statements.


1-800-922-6769
                                       64

COLUMBIA ACORN INTERNATIONAL                            (UNAUDITED)
                                                         SIX MONTHS
CLASS A SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        28.75
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                        0.22
Net realized and unrealized gain (loss)                          0.59
---------------------------------------------------------------------
     Total from Investment Operations                            0.81
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.33)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.33)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        29.23
=====================================================================
Total Return (c)                                                 2.83%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     1.31%(g)
Net investment income (f)                                        1.49%(g)
Reimbursement                                                    0.02%(g)
Portfolio turnover rate                                            15%(e)
Net assets at end of period (000'S)                    $       88,608


COLUMBIA ACORN INTERNATIONAL

CLASS A SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    22.45       $    15.32    $   18.35    $   23.84    $    28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                0.14             0.10         0.05         0.01          0.02
Net realized and unrealized gain (loss)                  6.31             7.08        (3.07)       (5.11)        (1.26)
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    6.45             7.18        (3.02)       (5.10)        (1.24)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.15)           (0.05)       (0.01)          --            --
From net realized gains                                    --               --           --        (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.15)           (0.05)       (0.01)       (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    28.75       $    22.45    $   15.32    $   18.35    $    23.84
======================================================================================================================
Total Return (c)                                        28.91%(d)        46.94%      (16.46)%     (21.59)%       (4.85)%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             1.48%            1.59%        1.56%        1.65%         1.26%(g)(h)
Net investment income (f)                                0.61%            0.57%        0.30%        0.03%         0.73%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    40%              40%          52%          45%           63%
Net assets at end of period (000'S)                $   70,582       $   52,872    $  33,806    $  25,587    $   10,323


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.59% and 0.40% respectively, were revised to reflect all class specific expenses in this period.

                                                        (UNAUDITED)
                                                         SIX MONTHS
CLASS B SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        28.18
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                                 0.11
Net realized and unrealized gain (loss)                          0.59
---------------------------------------------------------------------
     Total from Investment Operations                            0.70
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.14)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.14)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        28.74
=====================================================================
Total Return (c)                                                 2.47%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.03%(g)
Net investment income (loss) (f)                                 0.77%(g)
Reimbursement                                                    0.02%(g)
Portfolio turnover rate                                            15%(e)
Net assets at end of period (000'S)                    $       60,364


CLASS B SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    22.07       $    15.11    $   18.22    $   23.81    $    28.67
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (0.04)           (0.02)       (0.06)       (0.12)         0.01
Net realized and unrealized gain (loss)                  6.19             6.98        (3.05)       (5.08)        (1.28)
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    6.15             6.96        (3.11)       (5.20)        (1.27)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.04)              --           --           --            --
From net realized gains                                    --               --           --        (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.04)              --           --        (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    28.18       $    22.07    $   15.11    $   18.22    $    23.81
======================================================================================================================
Total Return (c)                                        27.91%(d)        46.06%      (17.07)%     (22.04)%       (4.97)%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.27%            2.24%        2.21%        2.30%         1.91%(g)(h)
Net investment income (loss) (f)                        (0.18)%          (0.10)%      (0.35)%      (0.62)%        0.08%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    40%              40%          52%          45%           63%
Net assets at end of period (000'S)                $   54,752       $   39,800    $  22,560    $  17,235    $    5,675


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.

                                                        (UNAUDITED)
                                                         SIX MONTHS
CLASS C SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        28.19
Income from Investment Operations
Net investment income (loss) (b)                                 0.10
Net realized and unrealized gain (loss)                          0.58
---------------------------------------------------------------------
     Total from Investment Operations                            0.68
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.14)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.14)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        28.73
=====================================================================
Total Return (c)                                                 2.43%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.10%(g)
Net investment income (loss) (f)                                 0.69%(g)
Reimbursement                                                    0.02%(g)
Portfolio turnover rate                                            15%(e)
Net assets at end of period (000'S)                    $       35,220


CLASS C SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    22.06       $    15.11    $   18.21    $   23.81    $    28.67
Income from Investment Operations
Net investment income (loss) (b)                        (0.03)           (0.01)       (0.06)       (0.13)         0.01
Net realized and unrealized gain (loss)                  6.20             6.96        (3.04)       (5.08)        (1.28)
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    6.17             6.95        (3.10)       (5.21)        (1.27)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.04)              --           --           --            --
From net realized gains                                    --               --           --        (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.04)              --           --        (0.39)        (3.59)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    28.19       $    22.06    $   15.11    $   18.21    $    23.81
======================================================================================================================
Total Return (c)                                        28.01%(d)        46.00%      (17.02)%     (22.08)%       (4.97)%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.24%            2.24%        2.21%        2.30%         1.91%(g)(h)
Net investment income (loss) (f)                        (0.15)%          (0.06)%      (0.35)%      (0.62)%        0.08%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    40%              40%          52%          45%           63%
Net assets at end of period (000'S)                $   30,547       $   22,990    $  14,575    $  14,327    $    3,965


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 2.24% and (0.25)% respectively, were revised to reflect all class specific expenses in this period.

COLUMBIA ACORN FAMILY OF FUNDS
       >FINANCIAL HIGHLIGHTS, CONTINUED

COLUMBIA ACORN USA                                       (UNAUDITED)
                                                         SIX MONTHS
CLASS A SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        24.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                                 0.03
Net realized and unrealized gain (loss)                          1.29
---------------------------------------------------------------------
     Total from Investment Operations                            1.32
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                         (0.36)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.36)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        25.73
=====================================================================
Total Return (c)                                                 5.38%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     1.34%(g)
Net investment income (loss) (f)                                 0.23%(g)
Reimbursement                                                    0.01%(g)
Portfolio turnover rate                                             7%(e)
Net assets at end of period (000'S)                    $      126,647


COLUMBIA ACORN USA

CLASS A SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    20.74       $    14.18    $   17.50    $   14.88    $    13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (0.24)           (0.22)       (0.19)       (0.19)        (0.01)
Net realized and unrealized gain (loss)                  4.41             6.78        (3.13)        2.96          1.06
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    4.17             6.56        (3.32)        2.77          1.05
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.14)              --           --        (0.15)           --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.14)              --           --        (0.15)           --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    24.77       $    20.74    $   14.18    $   17.50    $    14.88
======================================================================================================================
Total Return (c)                                        20.12%(d)        46.26%      (18.97)%      18.65%         7.59%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             1.51%            1.65%        1.74%        1.84%         1.41%(g)(h)
Net investment income (loss) (f)                        (1.08)%          (1.26)%      (1.21)%      (1.13)%       (0.73)%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    18%               7%          31%          24%           45%
Net assets at end of period (000'S)                $  112,509       $   89,650    $  32,422    $  20,455    $      798


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.17% and (0.49)% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS B SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        24.14
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.06)
Net realized and unrealized gain (loss)                          1.25
---------------------------------------------------------------------
     Total from Investment Operations                            1.19
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                         (0.36)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.36)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        24.97
=====================================================================
Total Return (c)                                                 4.98%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.03%(g)
Net investment loss (f)                                         (0.51)%(g)
Reimbursement                                                    0.01%(g)
Portfolio turnover rate                                             7%(e)
Net assets at end of period (000'S)                    $       71,766


CLASS B SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    20.36       $    14.01    $   17.40    $   14.87    $    13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.39)           (0.32)       (0.29)       (0.30)        (0.03)
Net realized and unrealized gain (loss)                  4.31             6.67        (3.10)        2.96          1.07
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.92             6.35        (3.39)        2.66          1.04
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.14)              --           --        (0.13)           --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.14)              --           --        (0.13)           --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    24.14       $    20.36    $   14.01    $   17.40    $    14.87
======================================================================================================================
Total Return (c)                                        19.26%(d)        45.32%      (19.48)%      17.92%         7.52%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.23%            2.30%        2.39%        2.49%         2.06%(g)(h)
Net investment loss (f)                                 (1.80)%          (1.91)%      (1.86)%      (1.78)%       (1.38)%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    18%               7%          31%          24%           45%
Net assets at end of period (000'S)                $   72,643       $   66,175    $  37,478    $  27,722    $      685


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS C SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        24.14
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.07)
Net realized and unrealized gain (loss)                          1.25
---------------------------------------------------------------------
     Total from Investment Operations                            1.18
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                         (0.36)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.36)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        24.96
=====================================================================
Total Return (c)                                                 4.94%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.13%(g)
Net investment loss (f)                                         (0.59)%(g)
Reimbursement                                                    0.01%(g)
Portfolio turnover rate                                             7%(e)
Net assets at end of period (000'S)                    $       41,376


CLASS C SHARES                                                           YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    20.36       $    14.01    $   17.40    $   14.87    $    13.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.39)           (0.32)       (0.29)       (0.30)        (0.03)
Net realized and unrealized gain (loss)                  4.31             6.67        (3.10)        2.96          1.07
----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.92             6.35        (3.39)        2.66          1.04
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (0.14)              --           --        (0.13)           --
----------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.14)              --           --        (0.13)           --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    24.14       $    20.36    $   14.01    $   17.40    $    14.87
======================================================================================================================
Total Return (c)                                        19.26%(d)        45.32%      (19.48)%      17.92%         7.52%(e)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.23%            2.30%        2.39%        2.49%         2.06%(g)(h)
Net investment loss (f)                                 (1.80)%          (1.91)%      (1.86)%      (1.78)%       (1.38)%(g)(h)
Reimbursement                                            0.02%              --           --           --            --
Portfolio turnover rate                                    18%               7%          31%          24%           45%
Net assets at end of period (000'S)                $   39,643       $   35,662    $  18,313    $  13,049    $      347


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.82% and (1.14)% respectively, were revised to reflect all class specific expenses in this period.

1-800-922-6769

See accompanying notes to financial statements.

COLUMBIA ACORN INTERNATIONAL SELECT                      (UNAUDITED)
                                                         SIX MONTHS
CLASS A SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        17.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                                 0.11
Net realized and unrealized gain (loss)                         (0.03)
---------------------------------------------------------------------
     Total from Investment Operations                            0.08
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.24)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.24)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        17.69
=====================================================================
Total Return (d)                                                 0.44%(e)(f)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (g)                                                     1.70%(h)
Net investment income (loss) (g)                                 1.24%(h)
Reimbursement                                                    0.07%(h)
Portfolio turnover rate                                            13%(f)
Net assets at end of period (000'S)                    $        6,175


COLUMBIA ACORN INTERNATIONAL SELECT

CLASS A SHARES                                                             YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.45      $    10.24     $   12.07      $   17.15       $    17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                         0.00(c)         0.03         (0.01)         (0.09)           (0.03)
Net realized and unrealized gain (loss)                  3.43            4.18         (1.82)         (4.90)           (0.53)
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.43            4.21         (1.83)         (4.99)           (0.56)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                              (0.03)             --            --          (0.01)              --
From net realized gains                                    --              --            --          (0.08)              --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.03)             --            --          (0.09)              --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.85      $    14.45     $   10.24      $   12.07       $    17.15
===========================================================================================================================
Total Return (d)                                        23.76%(e)       41.11%(e)    (15.16)%(e)    (29.17)%(e)       (3.16)%(f)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (g)                                             1.75%           1.80%         1.80%          1.80%            1.68%(h)(i)
Net investment income (loss) (g)                        (0.03)%          0.24%        (0.09)%        (0.67)%          (1.18)%(h)(i)
Reimbursement                                            0.37%           0.44%         0.33%          0.23%              --
Portfolio turnover rate                                    73%             69%          102%            82%              79%
Net assets at end of period (000'S)                $    4,357      $    2,557     $   2,612      $   2,861       $    3,172


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)   Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) The ratios of expenses and net investment loss to average net assets, previously reported as 1.29% and (0.79)% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS B SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        17.36
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                                 0.05
Net realized and unrealized gain (loss)                         (0.02)
---------------------------------------------------------------------
     Total from Investment Operations                            0.03
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.14)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.14)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        17.25
=====================================================================
Total Return (c)                                                 0.17%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.30%(g)
Net investment income (loss) (f)                                 0.52%(g)
Reimbursement                                                    0.24%(g)
Portfolio turnover rate                                            13%(e)
Net assets at end of period (000'S)                    $        5,779


CLASS B SHARES                                                             YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.12      $    10.08     $   11.96      $   17.13       $    17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (0.10)          (0.06)        (0.08)         (0.18)           (0.05)
Net realized and unrealized gain (loss)                  3.34            4.10         (1.80)         (4.90)           (0.53)
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.24            4.04         (1.88)         (5.08)           (0.58)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --              --            --          (0.01)              --
From net realized gains                                    --              --            --          (0.08)              --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders          --              --            --          (0.09)              --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.36      $    14.12     $   10.08      $   11.96       $    17.13
===========================================================================================================================
Total Return (c)                                        22.95%(d)       40.08%(d)    (15.72)%(d)    (29.73)%(d)       (3.27)%(e)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.38%           2.45%         2.45%          2.45%            2.33%(g)(h)
Net investment income (loss) (f)                        (0.66)%         (0.52)%       (0.74)%        (1.32)%          (1.83)%(g)(h)
Reimbursement                                            0.58%           0.44%         0.33%          0.23%              --
Portfolio turnover rate                                    73%             69%          102%            82%              79%
Net assets at end of period (000'S)                $    5,097      $    3,162     $   1,835      $   2,069       $    1,551


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS C SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        17.38
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                                 0.04
Net realized and unrealized gain (loss)                         (0.03)
---------------------------------------------------------------------
     Total from Investment Operations                            0.01
---------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                      (0.13)
From net realized gains                                            --
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.13)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        17.26
=====================================================================
Total Return (c)                                                 0.05%(d)(e)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                                     2.45%(g)
Net investment income (loss) (f)                                 0.48%(g)
Reimbursement                                                    0.12%(g)
Portfolio turnover rate                                            13%(e)
Net assets at end of period (000'S)                    $        3,246


CLASS C SHARES                                                             YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    14.14      $    10.09     $   11.97      $   17.14       $    17.71
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                        (0.11)          (0.05)        (0.08)         (0.18)           (0.05)
Net realized and unrealized gain (loss)                  3.35            4.10         (1.80)         (4.90)           (0.52)
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.24            4.05         (1.88)         (5.08)           (0.57)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --              --            --          (0.01)              --
From net realized gains                                    --              --            --          (0.08)              --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders          --              --            --          (0.09)              --
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.38      $    14.14     $   10.09      $   11.97       $    17.14
===========================================================================================================================
Total Return (c)                                        22.91%(d)       40.14%(d)    (15.71)%(d)    (29.71)%(d)       (3.22)%(e)
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)                                             2.45%           2.45%         2.45%          2.45%            2.33%(g)(h)
Net investment income (loss) (f)                        (0.73)%         (0.41)%       (0.74)%        (1.32)%          (1.83)%(g)(h)
Reimbursement                                            0.35%           0.44%         0.33%          0.23%              --
Portfolio turnover rate                                    73%             69%          102%            82%              79%
Net assets at end of period (000'S)                $    2,543      $    3,691     $   2,915      $   3,885       $    3,399


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f)   The benefits derived from custody fees paid indirectly had no impact.

(g)   Annualized.

(h) The ratios of expenses and net investment loss to average net assets, previously reported as 1.94% and (1.44)% respectively, were revised to reflect all class specific expenses in this period.

COLUMBIA ACORN FAMILY OF FUNDS
       >FINANCIAL HIGHLIGHTS, CONTINUED

COLUMBIA ACORN SELECT                                   (UNAUDITED)
                                                        SIX MONTHS
CLASS A SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        20.83
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.04)
Net realized and unrealized gain (loss)                         (0.02)(c)
---------------------------------------------------------------------
     Total from Investment Operations                           (0.06)
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --
From net realized gains                                         (0.09)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.09)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        20.68
=====================================================================
Total Return (d)                                                (0.27)%(e)(f)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                         1.25%(g)(h)
Net investment loss                                             (0.45)%(g)(h)
Reimbursement                                                    0.04%(h)
Portfolio turnover rate                                            14%(f)
Net assets at end of period (000'S)                    $      638,215


COLUMBIA ACORN SELECT

CLASS A SHARES                                                             YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.01      $    13.93      $   15.17      $   14.12      $  13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.16)          (0.20)         (0.16)         (0.10)        (0.01)
Net realized and unrealized gain (loss)                  3.42            4.37          (1.08)          1.18          0.86
-------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.26            4.17          (1.24)          1.08          0.85
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --              --             --             --         (0.01)
From net realized gains                                 (0.44)          (0.09)            --          (0.03)        (0.19)
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.44)          (0.09)            --          (0.03)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    20.83      $    18.01      $   13.93      $   15.17      $  14.12
=========================================================================================================================
Total Return (d)                                        18.16%(e)       29.95%         (8.17)%(e)      7.65%(e)      6.32%(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 1.47%(g)        1.63%(g)       1.70%(g)       1.70%         1.61%(g)(h)(i)
Net investment loss                                     (0.86)%(g)      (1.15)%(g)     (1.11)%(g      (0.79)%       (0.62)%(g)(h)(i)
Reimbursement                                            0.02%             --           0.10%          0.18%           --
Portfolio turnover rate                                    34%             16%            40%            82%          116%
Net assets at end of period (000'S)                $  515,842      $  264,679      $  31,742      $  11,900      $  3,267


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) The ratios of expenses and net investment loss to average net assets, previously reported as 0.76% and 0.23% respectively, were revised to reflect all class specific expenses in this period.

                                                         (UNAUDITED)
                                                         SIX MONTHS
CLASS B SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        20.23
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.11)
Net realized and unrealized gain (loss)                         (0.02)(c)
---------------------------------------------------------------------
     Total from Investment Operations                           (0.13)
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --
From net realized gains                                         (0.09)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.09)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        20.01
=====================================================================
Total Return (d)                                               (0.62)%(e)(f)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                         1.98%(g)(h)
Net investment loss                                             (1.18)%(g)(h)
Reimbursement                                                    0.04%(h)
Portfolio turnover rate                                            14%(f)
Net assets at end of period (000'S)                    $      193,930


CLASS B SHARES                                                             YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    17.64      $    13.73      $   15.05      $   14.10      $  13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.31)          (0.29)         (0.25)         (0.20)        (0.01)
Net realized and unrealized gain (loss)                  3.34            4.29          (1.07)          1.18          0.84
-------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.03            4.00          (1.32)          0.98          0.83
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --              --             --             --         (0.01)
From net realized gains                                 (0.44)          (0.09)            --          (0.03)        (0.19)
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.44)          (0.09)            --          (0.03)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    20.23      $    17.64      $   13.73      $   15.05      $  14.10
=========================================================================================================================
Total Return (d)                                        17.24%(e)       29.14%         (8.77)%(e)      6.95%(e)      6.17%(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 2.26%(g)        2.28%(g)       2.35%(g)       2.35%         2.26%(g)(h)(i)
Net investment loss                                     (1.65)%(g)      (1.80)%(g)     (1.76)%(g)     (1.44)%       (1.27)%(g)(h)(i)
Reimbursement                                            0.02%             --           0.10%          0.18%           --
Portfolio turnover rate                                    34%             16%            40%            82%          116%
Net assets at end of period (000'S)                $  185,545      $  118,064      $  33,106      $  13,358      $  4,249


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.

                                                        (UNAUDITED)
                                                         SIX MONTHS
CLASS C SHARES                                         ENDED JUNE 30,
---------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                           2005
NET ASSET VALUE, BEGINNING OF PERIOD                   $        20.23
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                         (0.12)
Net realized and unrealized gain (loss)                         (0.02)(c)
---------------------------------------------------------------------
     Total from Investment Operations                           (0.14)
---------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                         --
From net realized gains                                         (0.09)
---------------------------------------------------------------------
     Total Distributions Declared to Shareholders               (0.09)
---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $        20.00
=====================================================================
Total Return (d)                                                (0.67)%(e)(f)
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                         2.07%(g)(h)
Net investment loss                                             (1.28)%(g)(h)
Reimbursement                                                    0.04%(h)
Portfolio turnover rate                                            14%(f)
Net assets at end of period (000'S)                    $      129,129


CLASS C SHARES                                                             YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD                                   2004             2003         2002         2001          2000(a)
NET ASSET VALUE, BEGINNING OF PERIOD               $    17.64      $    13.73      $   15.05      $   14.10      $  13.47
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.30)          (0.30)         (0.25)         (0.20)        (0.01)
Net realized and unrealized gain (loss)                  3.33            4.30          (1.07)          1.18          0.84
-------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                    3.03            4.00          (1.32)          0.98          0.83
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                 --              --             --             --         (0.01)
From net realized gains                                 (0.44)          (0.09)            --          (0.03)        (0.19)
-------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders       (0.44)          (0.09)            --          (0.03)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    20.23      $    17.64      $   13.73      $   15.05      $  14.10
=========================================================================================================================
Total Return (d)                                        17.24%(e)       29.14%         (8.77)%(e)      6.95%(e)      6.17%(f)
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses                                                 2.25%(g)        2.28%(g)       2.35%(g)       2.35%         2.26%(g)(h)(i)
Net investment loss                                     (1.64)%(g       (1.80)%(g)     (1.76)%(g)     (1.44)%       (1.27)%(g)(h)(i)
Reimbursement                                            0.02%             --           0.10%          0.18%           --
Portfolio turnover rate                                    34%             16%            40%            82%          116%
Net assets at end of period (000'S)                $  110,435      $   64,212      $  10,919      $   4,945      $  1,070


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(f)   Not annualized.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

(i) The ratios of expenses and net investment loss to average net assets, previously reported as 1.41% and (0.42)% respectively, were revised to reflect all class specific expenses in this period.

1-800-922-6769

See accompanying notes to financial statements.

COLUMBIA ACORN FAMILY OF FUNDS
      >NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select (the "Funds") are each a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Effective January 3, 2005, Columbia Acorn International and Columbia Acorn International Select imposed a 2% redemption fee on Class A, Class B and Class C shares that are owned 60 days or less. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      Generally, you may exchange your Class A, Class B or Class Z shares of the Fund for shares of another fund at no additional charge. However, if you exchange Class A, Class B or Class Z shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less for shares of a fund distributed by Columbia Funds Distributor, Inc., that does not have a redemption fee (including Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select), the Fund will charge you a redemption fee of 2% of the redemption proceeds. Exchanges between Columbia Acorn International and Columbia Acorn International Select (or a fund distributed by Columbia Funds Distributor, Inc. that has a redemption fee) will not be subject to the 2% redemption fee. In addition, if you redeem shares of Columbia Acorn International or Columbia Acorn International Select that you have owned 60 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds, with certain exceptions. See "Fund Policy on Trading of Fund Shares and Redemption Fees" as disclosed within the Funds' prospectus for more information.

      The financial highlights for Class Z shares are presented in a separate semiannual report. The semiannual financial statements for the Columbia Thermostat Fund, another Fund of the Trust, begin on page 76 of this report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies

      >Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in accordance with procedures established by the Board of Trustees. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. If a security is traded principally on the Nasdaq Stock Market Inc., the Nasdaq Official Closing Price will be applied. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Short-term debt obligations having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximate fair value. Securities for which quotations are not available are valued at a fair value as determined in good faith by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

COLUMBIA ACORN FAMILY OF FUNDS
      >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

      >Repurchase agreements

The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations and long-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

      The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

      >Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Funds will not incur any registration costs upon such resale.

      >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" on the Statements of Operations. Additionally, each Fund, except for Columbia Acorn USA and Columbia Acorn Select, may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

      None of the Funds entered into any futures contracts or forward foreign currency contracts during the six months ended June 30, 2005.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees and Class A, Class B, Class C and Class Z transfer agent


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


fees) and realized and unrealized gains (losses) of a fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Redemption fees are accounted for as an addition to paid in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class.

      >Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

      >Federal income taxes

The Funds have complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

      >Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                       LONG-
                                                                       TERM
                                                         ORDINARY      CAPITAL
                                                         INCOME*       GAINS
--------------------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                      $ 30,840      $441,598
Columbia Acorn International                               16,930            --
Columbia Acorn USA                                             --         4,748
Columbia Acorn International Select                           157            --
Columbia Acorn Select                                          --        25,216

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF                         COLUMBIA ACORN            COLUMBIA ACORN
EXPIRATION                      INTERNATIONAL                  USA
------------------------------------------------------------------------
(IN THOUSANDS)
2009                             $      --                $   2,529*
2010                                14,102                      506
2011                                48,477                       --
------------------------------------------------------------------------
TOTAL                              $62,579                $   3,035

YEAR OF                                                COLUMBIA ACORN
EXPIRATION                                          INTERNATIONAL SELECT
------------------------------------------------------------------------
(IN THOUSANDS)
2009                                                      $  16,135
2010                                                         12,528
2011                                                          2,488
------------------------------------------------------------------------
TOTAL                                                     $  31,151

* Of these carryforwards, $2,529 (expiring in 2009) remains from the Columbia Acorn USA's merger with Stein Roe Small Company Growth Fund on 7/26/2002. Utilization of Stein Roe Small Company Growth Fund's losses could be subject to limitations imposed by the Internal Revenue Code.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

      Effective March 8, 2005, under the Funds' investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
-------------------------------------------------------------------
Net asset value:
On the first $700 million                                     0.74%
Next $1.3 billion                                             0.69%
Next $4 billion                                               0.64%
Net assets in excess of $6 billion                            0.63%

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------
Net asset value:
On the first $100 million                                     1.19%
Next $400 million                                             0.94%
Net assets in excess of $500 million                          0.74%

COLUMBIA ACORN USA
-------------------------------------------------------------------
Net asset value:
On the first $200 million                                     0.94%
Net assets in excess of $200 million                          0.89%

COLUMBIA ACORN FAMILY OF FUNDS
      >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------
On average daily net assets:                                  0.94%

COLUMBIA ACORN SELECT
-------------------------------------------------------------------
Net asset value:
On the first $700 million                                     0.85%
Net assets in excess of $700 million                          0.80%

      Prior to March 8, 2005, under the Funds' investment management agreement, fees were accrued daily and paid monthly to Columbia WAM at the annual rates shown in the table below for each fund.

COLUMBIA ACORN FUND
-------------------------------------------------------------------
Net asset value:
On the first $700 million                                     0.75%
Next $1.3 billion                                             0.70%
Net assets in excess of $2 billion                            0.65%

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------
Net asset value:
On the first $100 million                                     1.20%
Next $400 million                                             0.95%
Net assets in excess of $500 million                          0.75%

COLUMBIA ACORN USA
-------------------------------------------------------------------
Net asset value:
On the first $200 million                                     0.95%
Net assets in excess of $200 million                          0.90%

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------
On average daily net assets:                                  0.95%

COLUMBIA ACORN SELECT
-------------------------------------------------------------------
Net asset value:
On the first $700 million                                     0.90%
Net assets in excess of $700 million                          0.85%

      In accordance with the terms of the NYAG Settlement (as defined and discussed further under Note 8 to these Financial Statements - "Legal Proceedings"), Columbia WAM waived a portion of the fees payable under the Funds' investment management agreement so that those fees are retained at the following rates as a percent of average daily net assets: COLUMBIA ACORN FUND - 0.74% - up to $700 million; 0.69% - $700 million to $2 billion; 0.64% - $2 billion to $6 billion; 0.63% - $6 billion and over; COLUMBIA ACORN INTERNATIONAL
- 1.19% - up to $100 million; 0.94% - $100 million to $500 million; 0.74% - $500 million and over; COLUMBIA ACORN USA - 0.94% - up to $200 million; 0.89% - $200 million and over; COLUMBIA ACORN INTERNATIONAL SELECT - 0.94% on average daily net assets; COLUMBIA ACORN SELECT - 0.85% - up to $700 million; 0.80% - $700 million and over. The fee waiver was effective as of March 8, 2005 but applied as if it had gone into effect on December 1, 2004.

      For the six months ended June 30, 2005, the Funds' effective investment advisory fee rates were as follows:

-------------------------------------------------------------------
Columbia Acorn Fund                                           0.65%
Columbia Acorn International                                  0.80%
Columbia Acorn USA                                            0.90%
Columbia Acorn International Select                           0.94%
Columbia Acorn Select                                         0.84%
===================================================================

      >Expense Limit

Columbia WAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Columbia Acorn International Select Class A, Class B and Class C shares and 1.35% of the average annual net assets for Columbia Acorn Select Class A, Class B and Class C shares.

      Columbia WAM provides administrative services and receives an administration fee from the Funds at the following rates:

COLUMBIA ACORN TRUST
-------------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                       0.05%
Next $8 billion                                               0.04%
Average daily net asset in excess of $16 billion              0.03%

      For the six months ended June 30, 2005 each Fund's effective administration fee rate was 0.043%.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Funds' principal underwriter and receives no compensation on the sale of Class Z shares.

      For the six months ended June 30, 2005, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select have been advised that CFDI retained $618,687 in underwriting discounts on the sale of Class A shares and received CDSCs of $880, $1,489,655, $52,509, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires it to pay CFDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires each Fund to pay CFDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the


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Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent made the decision to waive the reimbursement for certain out-of-pocket expenses.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Funds for the six months ended June 30, 2005 were as follows:

-------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                            $323
Columbia Acorn International                                     53
Columbia Acorn USA                                               21
Columbia Acorn International Select                              20
Columbia Acorn Select                                            65
===================================================================

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, will pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Compliance fees" on the Statements of Operations.

      The Trust provides a deferred compensation plan for its trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable upon retirement.

      An affiliate may include any company in which a fund owns five percent or more of its outstanding voting securities. On June 30, 2005, Columbia Acorn Fund, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 49 and 56, respectively.

      During the six months ended June 30, 2005, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                          PURCHASES          SALES
-------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                       $   3,046         $ 1,713
Columbia Acorn International                  4,757             623
Columbia Acorn USA                               --             311
Columbia Acorn International Select           5,483              92
Columbia Acorn Select                            --             912

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2005 were:

COLUMBIA ACORN FUND
-------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                            $  1,459,490
  Proceeds from sales                                     1,076,808
===================================================================

COLUMBIA ACORN INTERNATIONAL
-------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                            $    506,385
  Proceeds from sales                                       305,798
===================================================================

COLUMBIA ACORN USA
-------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                            $    121,693
  Proceeds from sales                                        57,382
===================================================================

COLUMBIA ACORN INTERNATIONAL SELECT
-------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                            $     24,315
  Proceeds from sales                                         7,891
===================================================================

COLUMBIA ACORN SELECT
-------------------------------------------------------------------
(IN THOUSANDS)
Investment securities
  Purchases                                            $    465,643
  Proceeds from sales                                       170,312
===================================================================

COLUMBIA ACORN FAMILY OF FUNDS
         >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

7.    Redemption Fees

For the six months ended June 30, 2005, the redemption fees for Columbia Acorn International and Columbia Acorn International Select amounted to $32,722 and $6,294, respectively.

8.    Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in the federal district court for the District of Massachusetts. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV");


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


(b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The plaintiffs' complaint was dismissed by the district court. However, plaintiffs are in the process of appealing that decision.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to Columbia WAM and affiliated advisers. The trustees of the Trust and Columbia WAM have been dismissed as defendants in this lawsuit.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been removed to the federal district court of Massachusetts.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the six months ended June 30, 2005, Columbia Management has assumed consulting services and legal fees incurred by the Funds in connection with these matters and the amounts are as follows:

-------------------------------------------------------------------
(IN THOUSANDS)
Columbia Acorn Fund                                          $   85
Columbia Acorn International                                     13
Columbia Acorn USA                                                6
Columbia Acorn International Select                              --*
Columbia Acorn Select                                             8
===================================================================

* Rounds to less than $500.

9.    Subsequent Event

Effective August 22, 2005, the Funds' distributor will be Columbia Management Distributors, Inc. and the Funds' transfer agent will be Columbia Management Services, Inc.

COLUMBIA THERMOSTAT FUND
      >STATEMENT OF INVESTMENTS (UNAUDITED), JUNE 30, 2005

NUMBER OF SHARES
OR PRINCIPAL AMOUNT (000)                             VALUE (000)
-----------------------------------------------------------------

               >BOND MUTUAL FUNDS: 59.9%
       6,795   Columbia Intermediate Bond Fund,
               Class Z                                $    61,764
       3,436   Columbia Federal Securities Fund,
               Class Z                                     37,035
       2,864   Columbia High Yield Fund, Class Z           24,746
-----------------------------------------------------------------
               TOTAL BOND MUTUAL FUNDS
               (COST: $122,607)                           123,545

               >STOCK MUTUAL FUNDS: 39.9%
       1,119   Columbia Growth & Income Fund,
               Class Z                                     20,444
       2,319   Columbia Growth Stock Fund,
               Class Z (b)                                 20,039
         627   Columbia Acorn Fund, Class Z                16,800
         602   Columbia Acorn Select, Class Z              12,631
         452   Columbia Mid Cap Value Fund,
               Class Z                                     12,551
-----------------------------------------------------------------
               TOTAL STOCK MUTUAL FUNDS
               (COST: $67,473)                             82,465

               >SHORT-TERM OBLIGATIONS: 0.4%
$        751   Repurchase Agreement with State
                 Street Bank & Trust dated
                 6/30/05, due 7/1/05 at 3.00%
                 collateralized by Federal
                 National Mortgage Association
                 Notes, maturing 3/24/08 market
                 value $769 (repurchase
                 proceeds: $751)                              751
-----------------------------------------------------------------
                 (COST: $751)                                 751

                                                      -----------
TOTAL INVESTMENTS: 100.2%                                 206,761
               (COST: $190,831)(a)

CASH AND OTHER ASSETS LESS LIABILITIES: (0.2)%              (421)

                                                      -----------
TOTAL NET ASSETS: 100%                                $   206,340
=================================================================

> Notes to Statement of Investments (in thousands)

(a) At June 30, 2005, for federal income tax purposes cost of investments was $190,831 and net unrealized appreciation was $15,930 consisting of gross unrealized appreciation of $16,094 and gross unrealized depreciation of $164.

(b)   Non-income producing security.


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


COLUMBIA THERMOSTAT FUND
      >STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)


JUNE 30, 2005
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Unaffiliated investments, at value (cost: $751)                                          $          751
Affiliated investments, at value (cost: $190,080)                                               206,010
Cash                                                                                                490
Receivable for fund shares sold                                                                     153
Expense reimbursement due from Investment Adviser                                                    28
-------------------------------------------------------------------------------------------------------
    Total Assets                                                                                207,432

LIABILITIES:
Payable for:
    Investments purchased                                                                           490
    Fund shares redeemed                                                                            361
    Management fee                                                                                   16
    Administration fee                                                                                7
    Deferred trustees fee                                                                             5
    Transfer agent fees                                                                              16
    Trustees' fees                                                                                    2
    Custody fees                                                                                      3
    Reports to shareholders                                                                          73
    12b-1 Service & Distribution fees                                                               102
    Other liabilities                                                                                17
-------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                             1,092
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $      206,340
=======================================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                                          $      187,052
Undistributed net investment income                                                               2,080
Accumulated net realized gain                                                                     1,278
Net unrealized appreciation on investments                                                       15,930
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $      206,340
=======================================================================================================

Net asset value per share -- Class A (a)                                                 $        13.04
    (Net assets/shares)                                                                  ($71,945/5,518)

Maximum offering price per share -- Class A (b)                                          $        13.84
    (Net asset value per share/front-end sales charge)                                   ($13.04/0.9425)

Net asset value and offering price per share -- Class B (a)                              $        13.02
    (Net assets/shares)                                                                  ($79,557/6,110)

Net asset value and offering price per share -- Class C (a)                              $        13.01
    (Net assets/shares)                                                                  ($30,449/2,341)

Net asset value, offering and redemption price per share -- Class Z                      $        13.06
    (Net assets/shares)                                                                  ($24,389/1,867)


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
      >STATEMENT OF OPERATIONS (UNAUDITED)
       FOR THE SIX MONTHS ENDED JUNE 30, 2005


(IN THOUSANDS)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends from affiliated investment company shares                                  $        2,882
    Interest income                                                                                  11
-------------------------------------------------------------------------------------------------------
    Total Investment Income                                                                       2,893

EXPENSES:
Management fee                                                                                      102
Administration fee                                                                                   44
12b-1 Service and Distribution fees:
    Class A                                                                                          92
    Class B                                                                                         330
    Class C                                                                                         151
Transfer agent fees:
    Class A                                                                                          45
    Class B                                                                                          65
    Class C                                                                                          23
    Class Z                                                                                          10
Trustees' fees                                                                                       10
Custody fees                                                                                          6
Reports to shareholders                                                                              67
Compliance fees                                                                                       4
Non-recurring costs (See Note 7)                                                                      1
Other expenses                                                                                       47
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                                  997

Less custody fees paid indirectly                                                                    --*
Less reimbursement of expenses by Investment Adviser                                               (149)
Less reimbursement of expenses by Transfer Agent                                                    (19)
Non-recurring costs reimbursed (See Note 7)                                                          (1)
-------------------------------------------------------------------------------------------------------
    Net Expenses                                                                                    828
-------------------------------------------------------------------------------------------------------
    Net Investment Income                                                                         2,065

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
    Affiliated investments                                                                        1,532
    Distributions from affiliated investment company shares                                         280
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             1,812

Net change in unrealized appreciation (depreciation) on investments                              (1,503)
-------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain                                                                309
-------------------------------------------------------------------------------------------------------
Net Increase in Net Assets from Operations                                               $        2,374
=======================================================================================================


* Rounds to less than $500.

1-800-922-6769

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
      >STATEMENT OF CHANGES IN NET ASSETS


                                                                                          (UNAUDITED)
                                                                                           SIX MONTHS        YEAR ENDED
INCREASE IN NET ASSETS:                                                                  ENDED JUNE 30,     DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                                2005              2004
OPERATIONS:
Net investment income                                                                    $    2,065       $     3,334
Net realized gain on investments and distributions from affiliated investment
  company shares                                                                              1,812             3,692
Net change in net unrealized appreciation (depreciation) on investments                      (1,503)            8,154
-------------------------------------------------------------------------------------------------------------------------
  Net Increase from Operations                                                                2,374            15,180

DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income -- Class A                                                               --            (1,488)
  Net realized gain -- Class A                                                               (1,365)             (141)
  Net investment income -- Class B                                                               --              (997)
  Net realized gain -- Class B                                                               (1,495)             (146)
  Net investment income -- Class C                                                               --              (383)
  Net realized gain -- Class C                                                                 (573)              (61)
  Net investment income -- Class Z                                                               --              (450)
  Net realized gain -- Class Z                                                                 (449)              (36)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions to Shareholders                                                        (3,882)           (3,702)

SHARE TRANSACTIONS:
  Subscriptions -- Class A                                                                    7,179            42,302
  Distributions reinvested -- Class A                                                         1,229             1,425
  Redemptions -- Class A                                                                    (13,096)          (13,080)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class A                                                         (4,688)           30,647

  Subscriptions -- Class B                                                                    6,412            27,802
  Distributions reinvested -- Class B                                                         1,356             1,024
  Redemptions -- Class B                                                                     (5,578)           (6,671)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class B                                                                     2,190            22,155

  Subscriptions -- Class C                                                                    3,670            12,939
  Distributions reinvested -- Class C                                                           523               378
  Redemptions -- Class C                                                                     (4,611)           (4,000)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) -- Class C                                                           (418)            9,317

  Subscriptions -- Class Z                                                                    4,257             8,408
  Distributions reinvested -- Class Z                                                           427               470
  Redemptions -- Class Z                                                                     (1,184)           (3,140)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase -- Class Z                                                                     3,500             5,738
-------------------------------------------------------------------------------------------------------------------------
    Net Increase from Share Transactions                                                        584            67,857
-------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                                        (924)           79,335
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                                                         207,264           127,929
-------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $  206,340       $   207,264
-------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED NET INVESTMENT INCOME                                                      $    2,080       $        15
=========================================================================================================================


See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
      >STATEMENT OF CHANGES IN NET ASSETS, CONTINUED



                                                                                         (UNAUDITED)
                                                                                         SIX MONTHS         YEAR ENDED
CHANGES IN SHARES OF BENEFICIAL INTEREST:                                                ENDED JUNE 30,     DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                                2005              2004
  Subscriptions -- Class A                                                                     551             3,381
  Shares issued in reinvestment and capital gains -- Class A                                    94               110
  Less shares redeemed -- Class A                                                           (1,006)           (1,049)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class A                                                        (361)            2,442

  Subscriptions -- Class B                                                                     493             2,213
  Shares issued in reinvestment and capital gains -- Class B                                   104                79
  Less shares redeemed -- Class B                                                             (428)             (530)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase -- Class B                                                                    169             1,762

  Subscriptions -- Class C                                                                     282             1,028
  Shares issued in reinvestment and capital gains -- Class C                                    41                29
  Less shares redeemed -- Class C                                                             (354)             (316)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) -- Class C                                                         (31)              741

  Subscriptions -- Class Z                                                                     327               669
  Shares issued in reinvestment and capital gains -- Class Z                                    33                36
  Less shares redeemed -- Class Z                                                              (91)             (250)
-------------------------------------------------------------------------------------------------------------------------
    Net Increase -- Class Z                                                                    269               455
-------------------------------------------------------------------------------------------------------------------------
    Net Increase in Shares of Beneficial Interest                                               46             5,400
-------------------------------------------------------------------------------------------------------------------------


1-800-922-6769

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
      >FINANCIAL HIGHLIGHTS


                                                                (UNAUDITED)                        INCEPTION
                                                                 SIX MONTHS                    MARCH 3, 2003
                                                                      ENDED        YEAR ENDED        THROUGH
CLASS A SHARES                                                     JUNE 30,      DECEMBER 31,   DECEMBER 31,
------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2005              2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.11        $    12.30     $    10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.15              0.28           0.18
Net realized and unrealized gain                                       0.03              0.81           2.15
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.18              1.09           2.33
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                               --             (0.25)         (0.13)
From net realized gains                                               (0.25)            (0.03)         (0.00)(b)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.25)            (0.28)         (0.13)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    13.04        $    13.11     $    12.30
============================================================================================================
Total Return (c)(d)                                                    1.37%(e)          8.92%         23.10%(e)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                        0.50%(h)          0.50%          0.57%(h)
Net investment income (g)                                              2.34%(h)          2.23%          1.86%(h)
Reimbursement                                                          0.15%(h)          0.33%          0.66%(h)
Portfolio turnover rate                                                  35%(e)            67%            61%
Net assets at end of period (000'S)                              $   71,945        $   77,092     $   42,271


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h) Annualized.


                                                                (UNAUDITED)                        INCEPTION
                                                                 SIX MONTHS                    MARCH 3, 2003
                                                                      ENDED        YEAR ENDED        THROUGH
CLASS B SHARES                                                     JUNE 30,      DECEMBER 31,   DECEMBER 31,
------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2005              2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.14        $    12.32     $    10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.11              0.19           0.10
Net realized and unrealized gain                                       0.02              0.83           2.16
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.13              1.02           2.26
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                               --             (0.17)         (0.04)
From net realized gains                                               (0.25)            (0.03)         (0.00)(b)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.25)            (0.20)         (0.04)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    13.02        $    13.14     $    12.32
============================================================================================================
Total Return (c)(d)                                                    0.99%(e)          8.27%         22.38%(e)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                        1.10%(h)          1.18%          1.32%(h)
Net investment income (g)                                              1.74%(h)          1.55%          1.06%(h)
Reimbursement                                                          0.19%(h)          0.29%          0.66%(h)
Portfolio turnover rate                                                  35%(e)            67%            61%
Net assets at end of period (000'S)                              $   79,557        $   78,040     $   51,501


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.


                                                                (UNAUDITED)                        INCEPTION
                                                                 SIX MONTHS                    MARCH 3, 2003
                                                                      ENDED        YEAR ENDED        THROUGH
CLASS C SHARES                                                     JUNE 30,      DECEMBER 31,   DECEMBER 31,
------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2005              2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.13        $    12.32     $    10.10
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                              0.10              0.19           0.11
Net realized and unrealized gain                                       0.03              0.81           2.15
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   0.13              1.00           2.26
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                               --             (0.16)         (0.04)
From net realized gains                                               (0.25)            (0.03)         (0.00)(b)
------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders                      (0.25)            (0.19)         (0.04)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $    13.01        $    13.13     $    12.32
============================================================================================================
Total Return (c)(d)                                                    0.99%(e)          8.13%         22.38%(e)
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Expenses (f)(g)                                                        1.25%(h)          1.25%          1.32%(h)
Net investment income (g)                                              1.59%(h)          1.48%          1.10%(h)
Reimbursement                                                          0.18%(h)          0.26%          0.66%(h)
Portfolio turnover rate                                                  35%(e)            67%            61%
Net assets at end of period (000's)                              $   30,449        $   31,161     $   20,087


(a) Per share data was calculated using average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)   Rounds to less than $0.01 per share.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Investment Adviser and/or Transfer Agent not waived and/or reimbursed a portion of expenses, total return would have been reduced.

(e)   Not annualized.

(f) Does not include expenses of the investment companies in which the Fund invests.

(g)   The benefits derived from custody fees paid indirectly had no impact.

(h)   Annualized.

See accompanying notes to financial statements.

COLUMBIA THERMOSTAT FUND
      >NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    Nature of Operations

Columbia Thermostat Fund (the "Fund"), is a series of Columbia Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares: Class A, Class B, Class C and Class Z.

      Class A shares are sold with a front-end sales charge. A contingent deferred sales charge ("CDSC") may be assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million.

      Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased.

      Class C shares are subject to a CDSC on redemptions made within one year after purchase.

      Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares.

      The financial highlights for Class Z shares are presented in a separate semiannual report. The semiannual report for the other series of the Trust is also included in this report.

      The investment objective of the Fund is to provide long-term total return. The Fund pursues its investment objective by investing in shares of other mutual funds. As a `fund of funds', under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (the "Portfolio Funds") according to the current level of the Standard & Poor's 500 Stock Index in relation to predetermined ranges set by the Fund's investment adviser. As of June 30, 2005, the Fund invested in five stock Portfolio Funds (Columbia Acorn Fund, Columbia Acorn Select Fund, Columbia Growth & Income Fund, Columbia Mid Cap Value Fund and Columbia Growth Stock
Fund) and three bond Portfolio Funds (Columbia Federal Securities Fund, Columbia Intermediate Bond Fund and Columbia High Yield Fund). The Fund may also invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies

      >Security valuation

Investments in Portfolio Funds are valued at their net asset value as reported by the underlying funds. Repurchase agreements, high quality short-term paper and government securities having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis, which approximates fair value.

      >Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The Fund's investment adviser determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      >Security transactions and investment income

Portfolio Fund transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and realized gain distributions from other funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on short-term debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Awards from class action litigation may be recorded as a reduction of cost by Portfolio Funds. If the Portfolio Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

      >Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange ("the Exchange") on each day the Exchange is open for trading. All income, expenses (other than Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z transfer agent fees)


1-800-922-6769
                                       82
and realized and unrealized gains (losses) of the Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Custody fees/credits

Custody fees are reduced based on the Fund's cash balance maintained with the custodian. The Fund could have invested a portion of assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amount is disclosed as a reduction of total expenses on the Statement of Operations.

      >Federal income taxes

The Fund has complied with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes all of its taxable income, as well as any net realized gain on sales of Portfolio Fund shares and any distributions of net realized gains received by the Fund from its Portfolio Funds, reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date.

3.    Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                  DECEMBER 31,
                                      2004
----------------------------------------------
(IN THOUSANDS)
Distributions paid from:
    Ordinary Income*                $3,645
    Long-Term Capital Gains             57

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

4.    Transactions with Affiliates

Columbia Wanger Asset Management, L.P. ("Columbia WAM"), an indirect, wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation ("BOA"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

      Under the Fund's investment management agreement, fees are accrued daily and paid monthly to Columbia WAM at the annual rate of 0.10% of the Fund's average daily net assets.

      >Expense Limit

Columbia WAM has agreed to contractually reimburse the direct operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) exceeding 0.25% of the average annual net assets of the Fund's Class A, Class B and Class C shares.

      Columbia WAM has the right to recoup expense reimbursement payments made to the Fund through December 31, 2005. This will be accomplished by the payment of an expense reimbursement fee by the Fund to Columbia WAM computed and paid monthly, with a limitation that immediately after such payment the Fund's ordinary operating expenses (excluding any distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies) will not exceed 0.25% annually.

      Columbia WAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

COLUMBIA ACORN TRUST
-----------------------------------------------------------------
Average daily net asset value:
On the first $8 billion                                     0.05%
Next $8 billion                                             0.04%
Average daily net asset value in excess
      of $16 billion                                        0.03%

      For the six months ended June 30, 2005, the Fund's effective administration fee rate was 0.043%.

      Columbia Funds Distributor, Inc. ("CFDI"), an indirect, wholly-owned subsidiary of BOA, is the Fund's principal indirect underwriter and receives no compensation on the sale of Class Z shares.

      For the six months ended June 30, 2005, the Fund has been advised that CFDI retained $37,038 in underwriting discounts on the sale of Class A shares and received CDSCs of $5, $129,112 and $4,402 on Class A, Class B and Class C share redemptions, respectively.

      The Fund has adopted a 12b-1 plan which requires it to pay CFDI a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The 12b-1 plan also requires the Fund pay CFDI a monthly distribution fee equal to 0.60% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively.

      Columbia Funds Services, Inc. (the "Transfer Agent"), an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $21.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. The Transfer Agent has made the decision to waive the reimbursement for certain out-of-pocket expenses.

COLUMBIA THERMOSTAT FUND
      >NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

The Transfer Agent has made the decision to waive the reimbursement for certain out-of-pocket expenses.

      Certain officers and trustees of the Trust are also officers of Columbia WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Columbia WAM. Trustees' fees and expenses paid by the Fund for the six months ended June 30, 2005 were $9,720.

      The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. This expense is disclosed separately as "Compliance fees" on the Statement of Operations.

5.    Borrowing Arrangements

The Trust participates in a $150 million credit facility, which was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. No amounts were borrowed under this facility for the six months ended June 30, 2005.

6.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2005 were:

-----------------------------------------------------------------
(IN THOUSANDS)
  Purchases                                               $71,861
  Proceeds from sales                                      71,924
=================================================================

7.    Legal Proceedings

On March 15, 2004, Columbia Management Advisors, Inc. ("Columbia Management"), the advisor to the Columbia Funds, and CFDI (collectively with Columbia Management, "Columbia"), the distributor of the shares of the Columbia Funds, the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds (collectively, "the Columbia Family of Funds"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds. Columbia WAM, the advisor to the Columbia Acorn Family of Funds and the Wanger Advisors Trust Funds, was not a respondent in either proceeding nor were any of its officers or directors.

      On February 9, 2005, Columbia entered into an Assurance of Discontinuance (the "NYAG Settlement") with the NYAG and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Columbia Acorn Family of Funds is a party to the Settlement orders, under the terms of the Settlements and in order for Columbia Management to continue to provide administrative services to the Columbia Acorn Family of Funds, the Board of Trustees of the Trust expects to comply voluntarily with certain requirements, including: the election of an independent board chairman, which the Board had done well in advance of the regulatory proceedings; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

      Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce management fees paid by the Columbia Family of Funds, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions based on net assets as of March 15, 2004. Pursuant to the procedures set forth in the SEC Order, the settlement amounts will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the independent trustees of the funds. The distribution plan must be based on a methodology developed in consultation with Columbia and the independent trustees of the funds and not unacceptable to the staff of the SEC. More specific information on the distribution plan will be communicated by Columbia WAM and/or its affiliates at a later date.

      The Trust, Columbia WAM and the Trustees of the Trust are named as defendants in class and derivative complaints which have been consolidated in a Multi-District Action in


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the federal district court for the District of Massachusetts. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The Multi-District Action is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

      Columbia WAM, the Columbia Acorn Funds and the Trustees of the Trust are also defendants in a consolidated lawsuit filed in the federal district court of Massachusetts alleging that Columbia WAM used Fund assets to make undisclosed payments to brokers as an incentive for the brokers to market the Funds over other mutual funds to investors. The complaint alleges Columbia WAM and the Trustees of the Trust breached certain common law duties and federal laws.

      The Trust and Columbia WAM are also defendants in a class action lawsuit that alleges, in summary, that the Trust and Columbia WAM exposed shareholders of Columbia Acorn International Fund to trading by market timers by allegedly:
(a) failing to properly evaluate daily whether a significant event affecting the value of that Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value ("NAV"); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV. The plaintiffs' complaint was dismissed by the district court. However, plaintiffs are in the process of appealing that decision.

      On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Trust and Columbia WAM. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Trust funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit Proof of Claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. The complaint seeks compensatory and punitive damages, and the disgorgement of all fees paid to Columbia WAM and affiliated advisers. The trustees of the Trust and Columbia WAM have been dismissed as defendants in this lawsuit.

      On March 21, 2005, a class action complaint was filed against the Columbia Acorn Trust and Columbia WAM seeking to rescind the Contingent Deferred Sales Charges assessed upon redemption of Class B shares of Columbia Acorn Funds due to the alleged market timing of the Columbia Acorn Funds. In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and cost. The case has been removed to the federal district court of Massachusetts.

      The Trust and Columbia WAM intend to defend these suits vigorously.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund. In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or BOA (and affiliated entities). These suits are ongoing. However, based on currently available information, the Columbia Acorn Trust believes that the likelihood that these lawsuits will have a material adverse impact on any fund is remote, and Columbia WAM believes that the lawsuits are not likely to materially affect its ability to provide investment management services to the Funds.

      For the six months ended June 30, 2005, Columbia Management has assumed $1,256 of consulting services and legal fees incurred by the Fund in connection with these matters.

8.    Subsequent Event

Effective August 22, 2005, the Fund's distributor will be Columbia Management Distributors, Inc. and the Fund's transfer agent will be Columbia Management Services, Inc.

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


COLUMBIA ACORN FAMILY OF FUNDS CLASS A, B AND C SHARE INFORMATION

   MINIMUM INITIAL INVESTMENT IN
   COLUMBIA ACORN INTERNATIONAL,
   COLUMBIA ACORN INTERNATIONAL
   SELECT AND COLUMBIA
   THERMOSTAT FUND                   $1,000
                                     $1,000 FOR AN IRA

   MINIMUM INITIAL INVESTMENT
   IN COLUMBIA ACORN FUND,
   COLUMBIA ACORN USA AND
   COLUMBIA ACORN SELECT*            $50,000

   MINIMUM SUBSEQUENT
   INVESTMENT                        $50

   EXCHANGE FEE                      NONE


COLUMBIA ACORN FUND                                                 CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.65%                   0.65%                   0.65%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.16%                   0.25%                   0.20%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               1.06%                   1.75%                   1.85%

COLUMBIA ACORN INTERNATIONAL                                        CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.80%                   0.80%                   0.80%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.26%                   0.38%                   0.30%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               1.31%                   2.03%                   2.10%

COLUMBIA ACORN USA                                                  CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.90%                   0.90%                   0.90%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.19%                   0.28%                   0.23%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               1.34%                   2.03%                   2.13%

COLUMBIA ACORN INTERNATIONAL SELECT                                 CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.94%                   0.94%                   0.94%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.51%                   0.51%                   0.51%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               1.70%                   2.30%                   2.45%

COLUMBIA ACORN SELECT                                               CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.84%                   0.84%                   0.84%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.16%                   0.29%                   0.23%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               1.25%                   1.98%                   2.07%

COLUMBIA THERMOSTAT**                                               CLASS A                 CLASS B                 CLASS C
         Management Fees                                             0.10%                   0.10%                   0.10%
         Distribution and Service (12b-1) Fees                       0.25%                   0.85%                   1.00%
         Other Expenses                                              0.15%                   0.15%                   0.15%
                                                                 ----------------------------------------------------------
         Expense Ratio                                               0.50%                   1.10%                   1.25%


Fees and expenses are for the six months ended June 30, 2005 and for Columbia Acorn International Select and Columbia Thermostat Fund include the effect of Columbia Wanger Asset Management's undertaking to reimburse those funds for any ordinary operating expenses, exclusive of 12b-1 service and distribution fees, interest, taxes and extraordinary expenses, if any, exceeding 1.45% and 0.25% of their average net assets, respectively. The expense limitation for Columbia Acorn International Select is voluntary and can be terminated by either the Fund or Columbia Wanger Asset Management, L.P. on 30 days notice. Columbia Thermostat Fund's reimbursement arrangement is contractual through April 30, 2006. The Fund's adviser and/or affiliates have contractually agreed to waive a portion of "other expenses" through April 30, 2006.

* Effective August 5, 2005, the minimum initial investment in Columbia Acorn Select was raised to $50,000 from $1,000.

** Does not include estimated fees and expenses of 0.85% incurred by the Fund from the underlying portfolio funds.


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                                [Excerpts from:]

                              COLUMBIA ACORN TRUST

                 Management Fee Evaluation of the Senior Officer

              Prepared Pursuant to the New York Attorney General's
                           Assurance of Discontinuance

                                    July 2005

                                  INTRODUCTION

The New York Attorney General's Assurance of Discontinuance ("Order") entered into by Columbia Management Advisors, Inc. ("CMAI") and Columbia Funds Distributor, Inc., ("CFDI" and collectively with "CMAI", "CMG") in February 2005, allows CMAI to manage or advise a mutual fund, including the Acorn Trust's family of funds (the "Acorn Funds" or "Acorn" or "Trust"), only if the trustees of the Acorn Funds appoint a "Senior Officer" to perform specified duties and responsibilities. One of these responsibilities includes "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the Acorn Funds are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Order also provides that the Board of Trustees of the Acorn Funds ("Board") must determine the reasonableness of proposed "management fees" by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining "an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant."

"Management fees" are only part of the costs and expenses paid by mutual fund shareholders. The expenses can vary depending upon the class of shares held but usually include: (1) investment management or advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the Funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in Fund shares;
(4) custodial expenses incurred to hold the securities purchased by the Funds; and (5) distribution expenses, including commissions paid to brokers that sell the Fund shares to investors.

Columbia Wanger Asset Management, L.P. ("CWAM"), the adviser to the Acorn Funds, has proposed that the Trust enter into separate agreements governing the first two categories listed above: an advisory agreement governing portfolio management, and an administration agreement governing certain administration and clerical services. Together the fees paid under these two agreements are referred to as "management fees." Other fund expenses are governed by separate agreements, in particular agreements with two CWAM affiliates: CFDI, the broker-dealer that underwrites and distributes the Acorn Funds' shares, and Columbia Funds Services, Inc. ("CFSI"), the Funds' transfer agent. In conformity with the terms of the Order, this evaluation, therefore, addresses only the advisory and administrative contracts between CWAM and the Trust, and does not extend to the other agreements.

According to the Order, the Senior Officer's evaluation must consider at least the following:

      (1) Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

      (2) Management fees (including any components thereof) charged by other mutual fund companies for like services;

      (3) Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

      (4) Profit margins of CWAM and its affiliates from supplying such services;

      (5)   Possible economies of scale as the Acorn Funds grow larger; and

      (6) The nature and quality of CWAM's services, including the performance of each Acorn Fund.


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


On November 16, 2004, the Board appointed me Senior Officer under the Order. The Board also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Acorn Funds' proposed advisory and administrative fee contracts with CWAM in conformity with the requirements of the Order. This Report is an annual evaluation required under the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel.

                                      * * *

This evaluation was performed in cooperation and regular communication with the Investment Advisory Committee of the Board of Trustees.

                            PROCESS AND INDEPENDENCE

The objectives of the Order are to insure the independent evaluation of the advisory fees paid by the Acorn Funds as well as to insure that all relevant factors are considered. In my view, the contract renewal process has been conducted at arms-length and with independence in gathering, considering and evaluating relevant data. For example, the selection of fund peer groups is critical in assessing a fund's relative performance and cost. I have required Lipper and Morningstar Inc. to prepare their reports without input or commentary from CWAM; the engagement letters with them reflect this requirement. As a result, the peer groups reflected in the Morningstar Inc. and Lipper reports were determined independently. After submission of the reports, I asked CWAM to comment on them to avoid errors and to establish a clear record of CWAM's views on which funds, in its judgment, constitute an appropriate peer group.

Similarly, I discussed CWAM's profitability analysis with its management but also sought the independent views of Ernst & Young on the reasonableness of CWAM's cost allocation methodology and on the adequacy of the financial data it provided. The evaluation of CWAM's profitability was performed in the context of the limited industry data available.

My evaluation of the advisory contract was shaped by my experience as Acorn's Chief Compliance Officer ("CCO"). As CCO, I report solely to the Board and have no reporting obligation to or employment relationship with CMG or its affiliates, except for administrative purposes. This too contributes to the independence of this evaluation. I have made several comments on compliance matters in evaluating the quality of service provided by CWAM and CMG.

Finally, this Report, its supporting materials and the data contained in other materials submitted to the Investment Advisory Committee of the Board, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Acorn Funds' shareholders.

                                      * * *

VI. CONCLUSIONS

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

      1. Performance. The Acorn Funds generally have achieved outstanding performance. The Acorn Fund, Acorn USA and Acorn Select all rank very favorably against their peers. The international funds have good recent performance records, but weaker long-term performance relative to the other, domestic Acorn Funds. Recent management changes have been followed by improved performance. The Acorn Funds typically achieve their performance with less risk than their competitors.

      2. Management Fees relative to Peers. The management fee rankings of the Funds - particularly on the basis of a combined advisory and administrative fee basis - are generally above the respective medians and, hence, more favorable to shareholders than their peer group funds. Management fees do vary by Fund, with the Acorn Fund the least expensive and the Acorn USA Fund the most expensive. Acorn USA is the only fund that both Lipper and Morningstar ranked below the median.

      3. Administrative Fees. The Acorn Funds' administrative fee, which is uniform across all Funds, is at a level comparable to that of its peers, provides for appropriate services to Funds, and affords breakpoints that lower the fee as assets increase.

      4. Management Fees relative to Institutional and Other Mutual Fund Accounts. CWAM's focus is on its mutual funds. It does not actively seek to manage separate or institutional accounts. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn Funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn Funds. One particular institutional account is significant in size and has been under CWAM's management for over 25 years. Finally, in two instances, the Acorn Funds pay slightly higher fees than do similar funds sold through insurance companies.

      5. Costs to CWAM and its Affiliates. CWAM's costs do not appear excessive, and, in my view, it uses appropriate methodologies to allocate overhead costs. CWAM's affiliates do not appear to profit indirectly from CWAM's advisory agreement with the Acorn Funds.

      6. Profit Margins. CWAM's firm-wide profit margins are at the upper end of the industry, though these comparisons are hampered by limited industry data. High profit margins are not unexpected for firms that manage large, successful funds and have provided outstanding investment performance for investors. CMAI, the Funds' administrator, currently experiences losses rather than profits in connection with its activities relating to the Acorn Funds.

      7. Economies of Scale. Economies of scale do exist at CWAM and will expand as the assets of the Acorn Funds get larger. They are, however, only partially reflected in the management fee schedule for the Funds. If the Acorn Funds' assets continue to grow, under the Funds' current fee schedules, shareholders might not benefit in a manner generally commensurate with CWAM's increased profits.


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


      8. Nature and quality of services. This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn Funds. Several areas merit comment.

            a. Continuity of Management. It is critical that capable and experienced portfolio managers remain committed to the Funds and are able to hire and retain analysts to assist them. CWAM must have in place appropriate incentive plans that align its management's interests with those of investors. Further, CWAM must maintain the independence of its investment process, supported by effective information technology.

            b. Compliance. CWAM has a reasonably designed compliance program and a variety of related services that are valuable to shareholders, such as systems to ensure best execution of portfolio transactions and the daily review of security prices to ensure accuracy of the Acorn Funds' NAV.

            c. Administrative Services. The Acorn Funds benefit from a variety of administrative services that are performed by CWAM and CMAI, including preparation of registration statements, calculation of NAV's, accounting services, shareholder services, and other functions.

In my opinion, these conclusions, taken together, support the reasonableness of the proposed advisory and administrative fees. In reaching my evaluation, I weighed heavily the factors of performance and management fees relative to those paid by competing funds. In this respect, the Acorn Funds provide excellent performance at costs that generally fall below industry medians.

VII. RECOMMENDATIONS

The Trustees should consider the following proposals to address the issues identified in this Report. Some of these recommendations require the collection and evaluation of more data. This work cannot be accomplished effectively before the expiration of the existing advisory contract on July 31, 2005. Therefore, I recommend that the Trustees consider extending the existing contract pending consideration of these recommendations.

These recommendations do not purport to offer the only avenues to address the opinions and conclusions I have expressed in this Report. Economies of scale, for example, can be addressed in a variety of ways in a management contract. Sound business judgment will guide how any particular area is addressed with due consideration given to all the factors that must be weighed in reaching an advisory agreement that best serves the Acorn Fund shareholders.

I believe the Trustees should consider the following:

      1. Restructure the advisory fee beyond the current breakpoint schedule to reflect more fully economies of scale. The Trustees might consider several ways to accomplish this objective, including instituting a two-tier fee structure that incorporates a complex- or CWAM-wide fee (including assets held in separate accounts) and a fund specific fee, with each containing breakpoints to reflect their separate economies of scale. Another approach is to consider uniform breakpoints for all Acorn Funds, including breakpoints above current asset levels.

      2. Condition contract renewal on submission of an employment agreement or management incentive plan designed to ensure the continued employment of senior management, under terms that align management's incentives with the interests of the Acorn Funds' shareholders. Any incentive plan should be designed to permit CWAM to attract and retain the highest caliber investment professionals and to support them with effective and reliable information technology systems.

      3. Review with CWAM its anticipated capacity limitations and the degree to which increased staffing and effective incentives may address those issues.

      Robert P. Scales
      July 20, 2005

                                      * * *

      More complete copies of the Management Fee Evaluation of the Senior Officer of the Columbia Acorn Trust, edited to delete certain confidential or proprietary information, are available upon written request to:

R. Scott Henderson
Bank of America
MA-515-11-05
One Financial Center
Boston, MA 02111

      EFFECTIVE AUGUST 22, 2005, THE FUNDS' DISTRIBUTOR WILL BE COLUMBIA MANAGEMENT DISTRIBUTORS, INC. AND THE FUNDS' TRANSFER AGENT WILL BE COLUMBIA MANAGEMENT SERVICES, INC.


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                                       93

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                                       95

COLUMBIA ACORN
------------------------
         FAMILY OF FUNDS

TRUSTEES

Robert E. Nason
CHAIRMAN

Margaret Eisen
Jerome Kahn, Jr.
Steven N. Kaplan
David C. Kleinman
Charles P. McQuaid
Allan B. Muchin
Ralph Wanger
John A. Wing

OFFICERS

Charles P. McQuaid
PRESIDENT

Ben Andrews
VICE PRESIDENT

Michael G. Clarke
ASSISTANT TREASURER

J. Kevin Connaughton
ASSISTANT TREASURER

P. Zachary Egan
VICE PRESIDENT

Kenneth A. Kalina
ASSISTANT TREASURER

Bruce H. Lauer
VICE PRESIDENT, SECRETARY AND TREASURER

Louis J. Mendes
VICE PRESIDENT

Robert A. Mohn
VICE PRESIDENT

Todd M. Narter
VICE PRESIDENT

Christopher J. Olson
VICE PRESIDENT

Vincent P. Pietropaolo
ASSISTANT SECRETARY

Robert P. Scales
CHIEF COMPLIANCE OFFICER, VICE PRESIDENT
GENERAL COUNSEL AND CHIEF LEGAL OFFICER

INVESTMENT ADVISER

Columbia Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-922-6769

DISTRIBUTOR

Columbia Management Distributors, Inc.
One Financial Center
Boston, Massachusetts 02111-2621

TRANSFER AGENT, DIVIDEND DISBURSING AGENT

Columbia Management Services, Inc.
P.O. Box 8081
Boston, Massachusetts 02266-8081
1-800-345-6611

LEGAL COUNSEL

Bell, Boyd & Lloyd LLC
Chicago, Illinois

THIS REPORT, INCLUDING THE SCHEDULES OF INVESTMENTS, IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF COLUMBIA ACORN TRUST. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS. AN INVESTOR SHOULD CAREFULLY CONSIDER CHARGES AND EXPENSES BEFORE INVESTING. TO OBTAIN A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION, PLEASE CALL (800) 922-6769 OR VISIT OUR WEBSITE (SHOWN BELOW). PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO THEIR PORTFOLIO SECURITIES IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 800-922-6769 AND (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT http://www.sec.gov. INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 IS AVAILABLE FROM THE SEC'S WEBSITE.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT www.sec.gov AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

FIND OUT WHAT'S NEW - VISIT OUR WEB SITE AT:

WWW.COLUMBIAFUNDS.COM

OUR E-MAIL ADDRESS IS:

SERVICEINQUIRIES@COLUMBIAMANAGEMENT.COM

SHAREHOLDERS SHOULD NOT INCLUDE PERSONAL INFORMATION SUCH AS ACCOUNT NUMBERS, SOCIAL SECURITY NUMBERS OR TAXPAYER IDENTIFICATION NUMBERS IN E-MAIL. WE ARE UNABLE TO ACCEPT ACCOUNT TRANSACTIONS SENT VIA E-MAIL.

1-800-922-6769

PARKING INFORMATION FOR 2005 ANNUAL SHAREHOLDER INFORMATION MEETING

A public lot is located at 172 West Madison, between Wells and LaSalle, on the north side of the street. The entrance is on Madison. Madison is a one-way west street. This lot is approximately two blocks west of the Bank One building.

Valet parking is available at 183 West Monroe, between Wells and LaSalle, on the south side of the street. The entrance is on Monroe. Monroe is a one-way east street. No vans or trucks are allowed to park at this lot. This lot is approximately three blocks west of the Bank One building.

55 East Monroe (formerly Mid-Continental Plaza Parking) is located on East Monroe Street two and one half blocks east of the Bank One building. The entrance is on the south side (right) of Monroe Street, between Wabash and Michigan Avenues. Monroe is a one-way street east.

Grant Park Underground (indoor) parking is located 3 1/2 blocks east of the Bank One building on Monroe Street. The entrance is on the north side of Monroe Street between Columbus Drive and Lake Shore. Monroe is two-way between Lake Shore Drive and Michigan Avenue. West of Michigan, Monroe is a one-way east.

For directions using public transportation, call (312) 836-7000 for CTA travel information or visit the CTA website at www.transitchicago.com. For Metra information call (312) 322-6777 during business hours or find information at www.metrarail.com.

                                 [LOCATION MAP]

                                 SAVE THE DATE!
                               SEPTEMBER 27, 2005

                     Meet your portfolio managers, analysts
                             and fellow shareholders

                                       at

                              Columbia Acorn Funds
                   2005 Annual Shareholder Information Meeting

                        Bank One Auditorium, Plaza Level
                            38 South Dearborn Street
                                Chicago, IL 60602

                        Bring your ideas and questions.
                   We're anxious to hear what's on your mind.

                                                                 --------------
COLUMBIA ACORN FUNDS SEMIANNUAL REPORT, JUNE 30, 2005              PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                                 --------------

[EAGLE HEAD LOGO]  COLUMBIAFUNDS

                   A MEMBETR OF COLUMBIA MANAGEMENT GROUP

                   (c) 2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC. ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
                   800.345.661 WWW.COLUMBIAFUNDS.COM


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ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

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ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Acorn Trust
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By (Signature and Title)  /S/ Charles P. McQuaid
                        -------------------------------------------------------
                          Charles P. McQuaid, President

Date                      August 24, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /S/ Charles P. McQuaid
                        -------------------------------------------------------
                          Charles P. McQuaid, President

Date                      August 24, 2005
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By (Signature and Title)  /S/ Bruce H. Lauer
                        -------------------------------------------------------
                          Bruce H. Lauer, Treasurer

Date                      August 24, 2005
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